UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-5514

(Investment Company Act File Number)

MTB Group of Funds

(Exact Name of Registrant as Specified in Charter)

MTB Investment Advisors, Inc.

100 East Pratt St., 17th Floor

Baltimore, MD 21202

(Address of Principal Executive Offices)

410.986.5600

(Registrant’s Telephone Number)

Gregory B. McShea

MTB Investment Advisors, Inc.

100 East Pratt St., 17th Floor

Baltimore, MD 21202

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 04/30

Date of Reporting Period: Fiscal year ended 04/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Managed by MTB Investment Advisors, Inc. — www.mtbia.com

PRESIDENT’S MESSAGE AND ANNUAL REPORT — APRIL 30, 2011

MTB Group of Funds U.S. Treasury Money Market Fund U.S. Government Money Market Fund	Tax-Free Money Market Fund Money Market Fund	Prime Money Market Fund New York Tax-Free Money Market Fund Pennsylvania Tax-Free Money Market Fund

Dear Investor:

I am pleased to enclose the Annual Report of the MTB Group of Funds (the “Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2010 through April 30, 2011. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

MTB Investments Advisors, Inc., the advisor to the Trust, has provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

During the period under review for our report, the U.S. economy avoided a double dip recession. However, the growth has been weak, with the Commerce Department’s early estimate of Gross Domestic Product (“GDP”) growth of 1.8% in the first quarter. Since the end of the “Great Recession” (second quarter of 2009); the country has averaged a 2.8% growth rate which is significantly lower than the 4.6% growth rate during economic recoveries over the past 40 years (and seven recessions). Hopes for a better first quarter in 2011, were set back by exogenous events. The tragic earthquake and tsunami in Japan and political unrest in the Middle East and North Africa had an economic impact throughout the world.

Federal Reserve (“Fed”) Chairman Bernanke noted the slow first quarter growth, but felt it was “transitory” and is expected to improve throughout the year. Some stimulus was added by the Fed’s “quantitative easing” program (“QE2”) which is expected to end in June. 1 Most economists feel the cessation of the Fed’s asset purchases will be offset by activity from the private sector.

Housing and jobs remain a concern, but over 260,000 new jobs were created in the private sector in April 2011 according to the U.S. Bureau of Labor Statistics. Consumer confidence, spending, and retail sales appeared favorable in the April 2011 reports from the U.S. Department of Commerce, and this should contribute to full-year growth.

Manufacturing reports released by the Institute for Supply Management have been favorable, with 15 out of 18 manufacturing industries reporting growth in March 2011. This marks the 20th consecutive month of manufacturing growth. Inflation talk has replaced the deflation concerns of early 2010. Price increases in the news have showcased selected commodities such as oil, precious metals, copper, cotton, corn, and wheat. These inflationary pressures are, in part, offset by lower housing prices and non-existent wage pressures.

According to the U.S. Department of Commerce, Bureau of Economic Analysis, the first quarter GDP growth is expected to be the low quarterly report for the year. On the positive side, the job picture is improving, consumers are upbeat, business investment is picking up, and corporate profits are up. Comments from Chairman Bernanke indicate that the Fed estimates economic growth of 3.3% and unemployment at 8.5% by the end of the calendar year.

The Bond Markets

The bond market has proven to be challenging over the last six months of the Funds’ fiscal year as investors allocated away from high quality bonds into “riskier” asset classes such as equities, commodities and low grade corporate bonds. As a result the U.S. Department of the Treasury reported that the yield on the 10-year treasury note has risen from 2.63% on October 31, 2010 to 3.32% on April 30, 2011, even as the Fed nears the conclusion of its second massive treasury buyback known as QE2.

While the domestic economy slowly recovers from the recession in 2008 and 2009, global geo-political events in the Middle East and North Africa and the tragic Japanese tsunami continue to influence the direction of interest rates in the United States. Standard and Poor’s put the “AAA” rating of the United States on credit watch “negative” in April 2011, implying that the U.S. has a ratings downgrade probability in the next two years of 1 in 3. Currently, Congress and the Administration are struggling with our $14.3 trillion debt limit.

We believe that the economy will continue to mend and slowly expand, QE2 will not be extended and that the Fed will raise the rate in the first quarter of 2012. With a growing economy, and some marginal increases in the Consumer Price Index (“CPI”), we look to reduce maturities in our taxable bond portfolios.

The municipal market has seen reduced supply by issuers over the last four months. We believe the supply/demand dynamics in the municipal market are favorable and feel optimistic about the prospects for this market. The municipal market has not endured substantially higher default levels predicted by some prognosticators in 2011 to date, and we continue to closely analyze our municipal credits.

PRESIDENT’S MESSAGE  /  April 30, 2011

ii

For the 12-month reporting period May 1, 2010 through April 30, 2011, certain Barclays Capital indices performed as follows2:

Barclays Capital U.S. Aggregate Bond Index[3]	Barclays Capital U.S. Treasury Bond Index[4]	Barclays Capital Fixed Rate Mortgage-Backed Securities Index[5]	Barclays Capital U.S. Credit Bond Index[6]	Barclays Capital Municipal Bond Index[7]
5.36%	4.64%	4.98%	7.03%	2.20%

The Stock Markets

The Funds’ fiscal year ended with indexes at or near 12-month highs. The effect of the global stimulus manifested itself in higher commodity and asset prices. So much so that China, one of the big engines of global economic growth, decided to shift focus and concentrate on taming inflation. Thus the tighten cycle in China began, and through the year many other emerging economies would follow. Coupled with this tightening cycle was the revelation the some European countries may have been using currency swaps to get around conditions set forth in the Maastricht treaty. The upshot was that there were calls for the breakup of the Euro. Suffice it to say the following four months in the stock markets were quite trying. In the stock market, you are guilty until proven innocent, and the charge was a global double dip recession.

The result was a stock market correction that lasted from approximately the first of May 2010 until the Fed’s Jackson Hole meeting in late August 2010. At this meeting Chairman Bernanke suggested that the Fed would do what it takes to make sure the U.S. economy recovers. The stock market, similar to a young child, got what it wanted, QE2. It didn’t matter that we would have to wait until the next full two day meeting in late October for it to become official. The market, the forward price discounting mechanism that it is, started to move higher. The reflation trade was put back on, buy industrials, commodities, and energy, and short the dollar. The only problem is that eventually rising commodity prices slow growth, but I digress. To use an old bridge term, let’s review the bidding. From approximately May 1 to September 1, 2010, the S&P 500 corrected 14% and from September 1 to May 1, 2011, the S&P 500 appreciated by close to 30%.

What does the future hold? The theory behind QE2 is that if an economy is flooded with liquidity, and we can get inflationary expectations rising, then the velocity of money will increase, and the economy has a good chance of growing on its own. To date, leading economic indicators are starting to decline and inflationary pressures around the world are starting to intensify. A slower growth environment with declining inflation may just be what the doctor ordered.

For the 12-month reporting period May 1, 2010 through April 30, 2011, certain stock market indices performed as follows:

S&P 500 Index[8]	Dow Jones Industrial Average[9]	NASDAQ Composite Index [10]
17.22%	19.33%	17.98%

The Trust, with assets of $7.1 billion as of April 30, 2011, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income11, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds can provide you with the diversification, flexibility and professional management you need.12

Sincerely,

Timothy L. Brenner

President

June 13, 2011

April 30, 2011  /  PRESIDENT’S MESSAGE

iii

For more complete information, please download the Trust’s prospectus available on www.mtbfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Trust’s prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

1.	Quantitative easing is the practice of expanding a central bank’s balance sheet by buying long-term assets in an attempt to drive down long-term interest rates.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3.

Barclays Capital U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

4.

Barclays Capital U. S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

5.	Barclays Capital Fixed Rate Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

7.	Barclays Capital Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

8.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

10.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

11.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

12.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2011

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: April 30, 2011

MTB Group of Funds U.S. Treasury Money Market Fund U.S. Government Money Market Fund	Tax-Free Money Market Fund Money Market Fund	Prime Money Market Fund New York Tax-Free Money Market Fund Pennsylvania Tax-Free Money Market Fund

1

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

Actual Expenses

This section of the following tables provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period[1]	Annualized Net Expense Ratio
MTB U.S. TREASURY MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.00	$0.69	0.14%
Class S Shares	$1,000.00	$1,000.00	$0.69	0.14%
Institutional I Shares	$1,000.00	$1,000.00	$0.74	0.15%
Institutional II Shares	$1,000.00	$1,000.00	$0.69	0.14%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,024.10	$0.70	0.14%
Class S Shares	$1,000.00	$1,024.10	$0.70	0.14%
Institutional I Shares	$1,000.00	$1,024.05	$0.75	0.15%
Institutional II Shares	$1,000.00	$1,024.10	$0.70	0.14%

MTB U.S. GOVERNMENT MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.00	$1.04	0.21%
Institutional I Shares	$1,000.00	$1,000.00	$1.09	0.22%
Institutional II Shares	$1,000.00	$1,000.00	$1.04	0.21%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,023.75	$1.05	0.21%
Institutional I Shares	$1,000.00	$1,023.70	$1.10	0.22%
Institutional II Shares	$1,000.00	$1,023.75	$1.05	0.21%

MTB TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$1.98	0.40%
Institutional I Shares	$1,000.00	$1,000.10	$1.88	0.38%
Institutional II Shares	$1,000.00	$1,000.10	$1.93	0.39%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,022.81	$2.01	0.40%
Institutional I Shares	$1,000.00	$1,022.91	$1.91	0.38%
Institutional II Shares	$1,000.00	$1,022.86	$1.96	0.39%

ANNUAL REPORT  /  April 30, 2011

2

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period[1]	Annualized Net Expense Ratio
MTB MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.00	$1.14	0.23%
Class A2 Shares	$1,000.00	$1,000.10	$1.14	0.23%
Class S Shares	$1,000.00	$1,000.00	$1.14	0.23%
Institutional I Shares	$1,000.00	$1,000.20	$1.04	0.21%
Institutional II Shares	$1,000.00	$1,000.20	$1.04	0.21%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,023.65	$1.15	0.23%
Class A2 Shares	$1,000.00	$1,023.65	$1.15	0.23%
Class S Shares	$1,000.00	$1,023.65	$1.15	0.23%
Institutional I Shares	$1,000.00	$1,023.75	$1.05	0.21%
Institutional II Shares	$1,000.00	$1,023.75	$1.05	0.21%

MTB PRIME MONEY MARKET FUND
Actual
Corporate Shares	$1,000.00	$1,000.20	$0.94	0.19%
Hypothetical (assuming a 5% return before expenses)
Corporate Shares	$1,000.00	$1,023.85	$0.95	0.19%

MTB NEW YORK TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$1.79	0.36%
Institutional I Shares	$1,000.00	$1,000.10	$1.98	0.40%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,023.01	$1.81	0.36%
Institutional I Shares	$1,000.00	$1,022.81	$2.01	0.40%

MTB PENNSYLVANIA TAX-FREE MONEY MARKET FUND
Actual
Class A Shares	$1,000.00	$1,000.10	$1.93	0.39%
Institutional I Shares	$1,000.00	$1,000.10	$1.88	0.38%
Institutional II Shares	$1,000.00	$1,000.10	$1.93	0.39%
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000.00	$1,022.86	$1.96	0.39%
Institutional I Shares	$1,000.00	$1,022.91	$1.91	0.38%
Institutional II Shares	$1,000.00	$1,022.86	$1.96	0.39%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

April 30, 2011  /  ANNUAL REPORT

3

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Treasury Money Market Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
U.S. Government Agency & Obligations	51.4%
Cash Equivalents[1]	48.5%
Other Assets and Liabilities – Net[2]	0.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS - 51.4%

U.S. TREASURY BILLS – 45.9%
[2]0.03%, 5/19/11	$50,000,000	$49,999,375
[2]0.04%, 6/16/11	100,000,000	99,994,889
[2]0.10%, 10/06/11	25,000,000	24,989,576
[2]0.13%, 7/07/11	200,000,000	199,952,076
[2]0.18%, 7/28/11	50,000,000	49,978,000
TOTAL U.S. TREASURY BILLS		$424,913,916

U.S. TREASURY NOTES – 5.5%
0.88%, 1/31/12	25,000,000	25,113,916
4.63%, 10/31/11	25,000,000	25,546,268
TOTAL U.S. TREASURY NOTES		$50,660,184
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $475,574,100)		$475,574,100

REPURCHASE AGREEMENTS – 48.5%
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $207,000,518, collateralized by U.S. Treasury Securities 1.00% to 3.13%, maturing 07/15/13 to 09/30/13; total market value of $209,070,007.	207,000,000	207,000,000

Description	Par Value	Value

Deutsche Bank Securities, 0.02%, dated 04/29/11, due 05/02/11, repurchase price $91,000,152, collateralized by U.S. Treasury Securities 0.00% to 0.00%, maturing 08/15/23 to 05/15/26; total market value of $91,910,000.	$91,000,000	$91,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $150,000,375, collateralized by U.S. Treasury Securities 0.88% to 4.50%, maturing 01/31/12 to 11/15/15; total market value of $151,500,023.	150,000,000	150,000,000
TOTAL REPURCHASE AGREEMENTS (COST $448,000,000)		$448,000,000
TOTAL INVESTMENTS – 99.9% (COST $923,574,100)		$923,574,100
OTHER ASSETS LESS LIABILITIES – 0.1%		846,935
TOTAL NET ASSETS – 100.0%		$924,421,035

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

(MTB U.S. Treasury Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

4	PORTFOLIOS OF INVESTMENTS

MTB U.S. Treasury Money Market Fund (concluded)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
U.S. Government Agency & Obligations	$—	$475,574,100	$—	$475,574,100
Repurchase Agreements	—	448,000,000	—	448,000,000

Total	$—	$923,574,100	$—	$923,574,100

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

5

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Money Market Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
U.S. Government Agency & Obligations	55.7%
Commercial Paper	9.3%
Cash Equivalents[1]	35.0%
Other Assets and Liabilities – Net[2]	0.0%[3]

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

4COMMERCIAL PAPER – 9.3%

ASSET BACKED SECURITIES – 9.3%

Straight-A Funding LLC
[6,7]0.19%, 6/23/11	$50,000,000	$49,986,014
[6,7]0.21%, 7/01/11	50,000,000	49,982,208
[6,7]0.25%, 5/03/11	50,000,000	49,999,305
[6,7]0.25%, 5/05/11	25,000,000	24,999,306
TOTAL COMMERCIAL PAPER (COST $174,966,833)		$174,966,833

U.S. GOVERNMENT AGENCY & OBLIGATIONS – 55.7%

FEDERAL FARM CREDIT BANK (FFCB) – 13.3%
[1]0.19%, 5/02/11	25,000,000	25,000,000
[1]0.19%, 5/02/11	100,000,000	99,986,730
[1]0.22%, 5/02/11	125,000,000	125,000,000
TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$249,986,730

FEDERAL HOME LOAN BANK (FHLB) – 10.6%
[2]0.08%, 7/06/11	50,000,000	49,992,392
[1]0.15%, 5/09/11	100,000,000	99,987,352
[1]0.19%, 5/02/11	50,000,000	50,000,000
TOTAL FEDERAL HOME LOAN BANK (FHLB)		$199,979,744

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 13.2%
[2]0.14%, 6/29/11	100,000,000	99,977,055
[2]0.20%, 7/15/11	50,000,000	49,979,167
[2]0.21%, 7/06/11	100,000,000	99,961,500
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$249,917,722

Description	Par Value	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 13.3%
[2]0.13%, 7/18/11	$50,000,000	$49,985,917
[2]0.16%, 7/01/11	50,000,000	49,986,444
[2]0.22%, 10/03/11	100,000,000	99,905,278
1.00%, 11/23/11	50,000,000	50,207,601
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$250,085,240

U.S. TREASURY BILLS – 5.3%
[2]0.10%, 10/06/11	50,000,000	49,979,153
[2]0.30%, 12/15/11	50,000,000	49,905,000
TOTAL U.S. TREASURY BILLS		$99,884,153
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $1,049,853,589)		$1,049,853,589
REPURCHASE AGREEMENTS – 35.0%
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $274,000,685, collateralized by U.S. Treasury Securities 0.63% to 1.38%, maturing 06/30/12 to 02/15/13; total market value of $276,740,004.	274,000,000	274,000,000
Deutsche Bank Securities, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $385,000,963, collateralized by U.S. Government Securities 0.00% to 6.71%, maturing 06/24/11 to 07/28/14; total market value of $388,850,489.	385,000,000	385,000,000
TOTAL REPURCHASE AGREEMENTS (COST $659,000,000)		$659,000,000

(MTB U.S. Government Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

6	PORTFOLIOS OF INVESTMENTS

MTB U.S. Government Money Market Fund (concluded)

Description	Par Value	Value

TOTAL INVESTMENTS – 100.0% (COST $1,883,820,422)		$1,883,820,422
OTHER ASSETS LESS LIABILITIES – 0.0%**		385,164
TOTAL NET ASSETS – 100.0%		$1,884,205,586

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$174,966,833	$—	$174,966,833
U.S. Government Agency & Obligations	—	1,049,853,589	—	1,049,853,589
Repurchase Agreements	—	659,000,000	—	659,000,000

Total	$—	$1,883,820,422	$—	$1,883,820,422

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

7

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Tax-Free Money Market Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Medical	14.1%
General Obligations	12.4%
Higher Education	9.9%
Multi-Family Housing	9.6%
Water & Sewer	9.4%
General Revenue	8.4%
Transportation	8.0%
Pollution Control	7.7%
School District	5.5%
Development	4.9%
Asset Backed Securities	2.9%
Power	2.7%
Education	2.2%
Facilities	1.4%
Utilities	0.7%
Other Assets and Liabilities – Net[1]	0.2%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

COMMERCIAL PAPER – 6.1%

NEW YORK – 6.1%

ASSET BACKED SECURITIES – 2.9%
New York State Power Authority, (JP Morgan LOC), 0.30%, 5/02/11	$4,410,000	$4,410,000

TRANSPORTATION – 3.2%
Metropolitan Transportation Authority, NY, (Series D), 0.27%, 5/02/11	5,000,000	5,000,000
TOTAL NEW YORK		$9,410,000
TOTAL COMMERCIAL PAPER (COST $9,410,000)		$9,410,000

MUNICIPAL BONDS – 17.0%

MICHIGAN – 0.5%

SCHOOL DISTRICT – 0.5%
Traverse City Area Public Schools, MI, GO Unlimited Bonds, (School Building & Site), 2.00%, 5/01/11	750,000	750,000
TOTAL MICHIGAN		$750,000

Description	Par Value	Value

NEW YORK – 8.4%

GENERAL OBLIGATIONS – 5.9%
Nassau County, NY, GO Unlimited Notes, TANs, (Series B), 2.00%, 9/15/11	$1,000,000	$1,003,160
Nassau County, NY, GO Unlimited Notes, TANs, (Series C), 1.75%, 10/15/11	3,000,000	3,010,193
Rome, NY, Public Improvements, GO Unlimited, Refunding Revenue Bonds, 2.00%, 9/15/11	1,055,000	1,059,319
Suffolk County, NY, GO Unlimited Notes, TANs, 2.00%, 8/11/11	2,000,000	2,008,417
Watertown, NY, GO Unlimited, Refunding Notes, BANs, 1.50%, 4/26/12	2,000,000	2,009,759
TOTAL GENERAL OBLIGATIONS		$9,090,848

HIGHER EDUCATION – 1.1%
New York State Dormitory Authority, Nonstate Supported Debt, Revenue Bonds, (Series A-1), (State Appropriations), 1.50%, 7/01/11	1,735,000	1,735,601

(MTB Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

8	PORTFOLIOS OF INVESTMENTS

MTB Tax-Free Money Market Fund (continued)

Description	Par Value	Value

SCHOOL DISTRICT – 1.4%
Mineola Union Free School District, NY, GO Unlimited, Refunding Notes, (State Aid Withholding), 2.00%, 6/15/11	$680,000	$681,036
Windsor Central School District, NY, GO Unlimited Refunding Notes, BANs, (State Aid Withholding), 1.75%, 6/16/11	1,500,000	1,501,970
TOTAL SCHOOL DISTRICT		$2,183,006
TOTAL NEW YORK		$13,009,455

PENNSYLVANIA – 6.2%

DEVELOPMENT – 1.3%
Allegheny County, PA, IDA, Revenue Bonds, (Animal Friends Inc., OBG)/(PNC Bank N.A., LOC), 0.70%, 7/01/11	2,000,000	2,000,000

GENERAL OBLIGATIONS – 1.3%
Philadelphia, PA, GO Unlimited Notes, TRANs, (Series A), 2.00%, 6/30/11	2,000,000	2,004,245

SCHOOL DISTRICT – 3.6%
Otto-Eldred School District, PA, GO Unlimited Bonds, (AGM), 2.00%, 11/15/11	525,000	528,967
Philadelphia, PA, School District, GO Unlimited Notes, TRANs, (Series A), 2.50%, 6/30/11	5,000,000	5,012,995
TOTAL SCHOOL DISTRICT		$5,541,962
TOTAL PENNSYLVANIA		$9,546,207

WISCONSIN – 1.9%

GENERAL REVENUE – 1.9%
Sister Bay, WI, Anticipated Notes, 2.65%, 6/01/11	2,925,000	2,928,232
TOTAL WISCONSIN		$2,928,232
TOTAL MUNICIPAL BONDS (COST $26,233,894)		$26,233,894

3SHORT-TERM MUNICIPAL BONDS – 76.7%

ALABAMA – 2.6%

TRANSPORTATION – 2.6%
Mobile, AL, IDB, Dock & Wharf Revenue, (Series B) Weekly VRDNs, (Holnam, Inc.)/(Wachovia Bank N.A., LOC), 0.26%, 5/04/11	4,000,000	4,000,000
TOTAL ALABAMA		$4,000,000

COLORADO – 1.0%

FACILITIES – 1.0%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, (Series C-5) Daily VRDNs, (Milwaukee Jewish Foundation, Inc.)/(U.S. Bank NA, LOC), 0.27%, 5/02/11	1,500,000	1,500,000
TOTAL COLORADO		$1,500,000

Description	Par Value	Value

CONNECTICUT – 1.1%

MEDICAL – 1.1%
Connecticut State, Health & Educational Facility Authority, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (Bradley Health Care, Inc.)/(Central Connecticut Senior Care, Inc.)/(Fleet National Bank CT, LOC), 0.26%, 5/04/11	$1,700,000	$1,700,000
TOTAL CONNECTICUT		$1,700,000

FLORIDA – 3.3%

GENERAL REVENUE – 2.4%
Broward County School Board, FL, Certificate Participation, (Series D) Weekly VRDNs, (AGM)/(Dexia Credit Local), 0.40%, 5/05/11	3,800,000	3,800,000

MEDICAL – 0.9%
Jacksonville Economic Development Commission, FL, Health Care Facilities, Refunding Revenue Bonds, Daily VRDNs, (Methodist, OBG)/(TD Bank N.A., LOC), 0.23%, 5/02/11	1,345,000	1,345,000
TOTAL FLORIDA		$5,145,000

GEORGIA – 1.7%

MULTI-FAMILY HOUSING – 1.7%
De Kalb County, GA, Winterscreek Apartments, Weekly VRDNs, (FNMA, COL), 0.27%, 5/04/11	2,600,000	2,600,000
TOTAL GEORGIA		$2,600,000

MARYLAND – 2.3%

MEDICAL – 2.3%
Maryland State, Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (GO of INSTN)/(JP Morgan Chase, LOC)/(Pooled Loan Program), 0.26%, 5/04/11	1,700,000	1,700,000
Maryland State, Health & Higher Educational Facilities Authority, Revenue Bonds, (Series D) Daily VRDNs, (University of Maryland Medical System)/(TD Bank N.A., LOC), 0.23%, 5/02/11	1,800,000	1,800,000
TOTAL MEDICAL		$3,500,000
TOTAL MARYLAND		$3,500,000

MASSACHUSETTS – 4.2%

WATER & SEWER – 4.2%
Massachusetts Water Resources Authority, Revenue Bonds, (Subseries C) Daily VRDNs, (Landesbank Hessen-Thuringen, LOC), 0.20%, 5/02/11	6,445,000	6,445,000
TOTAL MASSACHUSETTS		$6,445,000

(MTB Tax-Free Money Market Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	9

MTB Tax-Free Money Market Fund (continued)

Description	Par Value	Value

MISSOURI – 1.0%

MEDICAL – 1.0%
Missouri State, Health & Educational Facilities Authority, Health Revenue Bonds, (Series E) Daily VRDNs, (SSM Health Care Corp., OBG)/(PNC Bank N.A., LOC), 0.25%, 5/02/11	$1,500,000	$1,500,000
TOTAL MISSOURI		$1,500,000

NEVADA – 2.0%

MULTI-FAMILY HOUSING – 2.0%
[5]Nevada Housing Division, Multi-Unit Housing Revenue Bonds, AMT, (Series K) Weekly VRDNs, (U.S. Bank N.A./Federal Home Loan Bank, LOC), 0.30%, 5/05/11	3,075,000	3,075,000
TOTAL NEVADA		$3,075,000

NEW HAMPSHIRE – 2.4%

HIGHER EDUCATION – 2.4%
New Hampshire, HEFA, Refunding Revenue Bonds, Weekly VRDNs, (Dartmouth College)/(JP Morgan Chase Bank), 0.23%, 5/04/11	3,700,000	3,700,000
TOTAL NEW HAMPSHIRE		$3,700,000

NEW YORK – 16.7%

GENERAL OBLIGATIONS – 5.2%
New York City, NY, (Series H-Subseries H-2) Daily VRDNs, (MBIA Insurance Corp. INS)/(Wachovia Bank N.A., LOC), 0.27%, 5/02/11	3,200,000	3,200,000
New York City, NY, GO Bonds, (Series I, Subseries I-4) Weekly VRDNs, (Bank of New York, LOC), 0.24%, 5/04/11	1,500,000	1,500,000
New York City, NY, GO Unlimited Bonds, (Subseries H-4) Daily VRDNs, (Bank of New York, LOC), 0.21%, 5/02/11	3,300,000	3,300,000
TOTAL GENERAL OBLIGATIONS		$8,000,000

GENERAL REVENUE – 3.8%
New York City Transitional Finance Authority, NY, Revenue Bonds, (Series 3, Subseries 3 F) Daily VRDNs, (Royal Bank of Canada, SPA), 0.23%, 5/02/11	2,785,000	2,785,000
New York City, NY, Transitional Finance Authority, (Series A-2) Weekly VRDNs, (Bank of Nova Scotia), 0.22%, 5/04/11	3,100,000	3,100,000
TOTAL GENERAL REVENUE		$5,885,000

MEDICAL – 2.1%
New York State Dormitory Authority, Nonstate Supported Debt, Revenue Bonds, (Series D) Weekly VRDNs, (North Shore Long Island Jewish, OBG)/(Bank of America N.A., LOC), 0.24%, 5/04/11	3,300,000	3,300,000

POWER – 0.7%
Long Island Power Authority, NY, Electric System Revenue Bonds, (Subseries 3B) Daily VRDNs, (Westlabs AG, LOC), 0.28%, 5/02/11	1,000,000	1,000,000

Description	Par Value	Value

WATER & SEWER – 4.9%
New York City Municipal Water Finance Authority, NY, Water & Sewer Revenue, Refunding Bonds, (Series DD-1) Daily VRDNs, (TD Bank N.A., SPA), 0.22%, 5/02/11	$7,500,000	$7,500,000
TOTAL NEW YORK		$25,685,000

NORTH CAROLINA – 2.2%

EDUCATION – 2.2%
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds, Weekly VRDNs, (Peace College of Raleigh)/(Wachovia Bank N.A., LOC), 0.28%, 5/05/11	3,355,000	3,355,000
TOTAL NORTH CAROLINA		$3,355,000

PENNSYLVANIA – 23.0%

DEVELOPMENT – 2.4%
Delaware County, PA, IDA, (Series G) Weekly VRDNs, (General Electric Co.(GTD)), 0.24%, 5/04/11	1,075,000	1,075,000
Delaware County, PA, IDA, Revenue Bonds, (Series G) Weekly VRDNs, (Resource Recovery Facility)/(General Electric Capital Corp.), 0.24%, 5/04/11	2,580,000	2,580,000
TOTAL DEVELOPMENT		$3,655,000

FACILITIES – 0.4%
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue, (Series A) Weekly VRDNs, (Bayerische Landesbank, LOC), 0.32%, 5/04/11	600,000	600,000

GENERAL REVENUE – 0.3%
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue, BMTF-Mode 1, Weekly VRDNs, (Bayerische Landesbank, LOC), 0.31%, 5/04/11	500,000	500,000

HIGHER EDUCATION – 6.4%
Northampton County, PA, Higher Education Authority, Revenue Bonds, (Series A) Weekly VRDNs, (Lehigh University)/(Wachovia Bank N.A.), 0.25%, 5/05/11	1,400,000	1,400,000
Pennsylvania State, Higher Education Facilities Authority, Revenue Bonds, (Series B) Weekly VRDNs, (Drexel University)/(Landesbank Hessen-Thuringen, LOC), 0.26%, 5/05/11	5,545,000	5,545,000
Pennsylvania State, University Revenue Bonds, (Series A) Weekly VRDNs, (Pennsylvania State University)/(GO of University)/(West Deutsche Landesbank), 0.25%, 5/05/11	1,400,000	1,400,000
Washington County Authority, PA, Refunding Revenue Bonds, Weekly VRDNs, (University of Pennsylvania), 0.22%, 5/05/11	1,500,000	1,500,000
TOTAL HIGHER EDUCATION		$9,845,000

(MTB Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

10	PORTFOLIOS OF INVESTMENTS

MTB Tax-Free Money Market Fund (continued)

Description	Par Value	Value

MEDICAL – 6.7%
Erie County Hospital Authority, PA, Health Facilities Revenue Bonds, (Series B) Weekly VRDNs, (St. Mary’s Home of Erie, OBG)/(Bank of America N.A., LOC), 0.30%, 5/04/11	$3,035,000	$3,035,000
Geisinger Authority, PA, Health System Refunding Bonds, (Series A) Daily VRDNs, (Geisinger Health System Foundation)/(Bank of America N.A.), 0.19%, 5/02/11	1,800,000	1,800,000
Geisinger Authority, PA, Health System Revenue Bonds, Daily VRDNs, (Geisinger Health System Federation)/(Bank of America N.A., SPA), 0.23%, 5/02/11	1,100,000	1,100,000
Lancaster County, PA, Hospital Authority Revenue Bonds, Daily VRDNs, (Bank of America N.A., LOC)/(Lancaster General Hospital), 0.25%, 5/02/11	2,200,000	2,200,000
Lehigh County, PA, General Purpose Hospital Revenue, Refunding Bonds, (Series C) Daily VRDNs, (Lehigh Valley Health Network)/(Bank of America N.A., LOC), 0.25%, 5/02/11	1,100,000	1,100,000
Wilkins Area, PA, IDA, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (Fairview Extended Care Services)/(Bank of America N.A., LOC), 0.36%, 5/09/11	1,000,000	1,000,000
TOTAL MEDICAL		$10,235,000

POLLUTION CONTROL – 3.5%
Beaver County, PA, IDA, Pollution Control, Refunding Revenue Bonds, (Series B) Daily VRDNs, (Pennsylvania Electric Co.)/(UBS AG, LOC), 0.20%, 5/02/11	2,000,000	2,000,000
Beaver County, PA, IDA, Pollution Control, Revenue Bonds, (Series B) Weekly VRDNs, (Firstenergy Nuclear, OBG)/(AGMT-Firstenergy Solution, GTY)/(Citibank N.A., LOC), 0.24%, 5/04/11	1,000,000	1,000,000
Beaver County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs, (Firstenergy Nuclear Generation)/(Barclays Bank PLC, LOC)
0.22%, 5/02/11	400,000	400,000
0.24%, 5/02/11	2,000,000	2,000,000
TOTAL POLLUTION CONTROL		$5,400,000

POWER – 2.0%
[5]Pennsylvania State, Energy Development Authority, Revenue Bonds, AMT, Weekly VRDNs, (Edensburg Power Company)/(Landesbank Hessen-Thuringen, LOC), 0.30%, 5/04/11	3,100,000	3,100,000

TRANSPORTATION – 0.3%
Delaware River Joint Toll Bridge Commission, PA, Bridge Revenue Bonds, (Series B-1) Weekly VRDNs, (Dexia Credit Local, LOC), 0.80%, 5/05/11	500,000	500,000

Description	Par Value	Value

UTILITIES – 0.7%
Philadelphia, PA, Gas Works Revenue Bonds, (Series A2) Weekly VRDNs, (JP Morgan Chase 50%, Bank of Nova Scotia 50%, LOC), 0.24%, 5/05/11	$1,100,000	$1,100,000

WATER & SEWER – 0.3%
Pittsburgh Water & Sewer Authority, PA, Revenue Bonds, (Series B-1) Weekly VRDNs, (AGM)/(JP Morgan Chase Bank, SPA), 0.50%, 5/05/11	500,000	500,000
TOTAL PENNSYLVANIA		$35,435,000

TEXAS – 1.3%

TRANSPORTATION – 1.3%
Port Arthur, TX, Jefferson County, Daily VRDNs (Texaco Inc), 0.16%, 5/02/11	2,000,000	2,000,000
TOTAL TEXAS		$2,000,000

UTAH – 1.2%

DEVELOPMENT – 1.2%
Emery County, UT, Pollution Control Revenue, Weekly VRDNs, (Pacificorp)/(BNP Paribus, LOC), 0.27%, 5/04/11	1,800,000	1,800,000
TOTAL UTAH		$1,800,000

WASHINGTON – 0.6%

TRANSPORTATION – 0.6%
Port of Tacoma, WA, Sub Lien, (Series B) Daily VRDNs, (Bank of America N.A., LOC), 0.24%, 5/02/11	1,000,000	1,000,000
TOTAL WASHINGTON		$1,000,000

WISCONSIN – 5.9%

MULTI-FAMILY HOUSING – 5.9%
Wisconsin Housing & Economic Development Authority, Revenue Bonds, (Series E) Weekly VRDNs, (AGM GO of Authority)/(Federal Home Loan Bank, SPA), 0.32%, 5/04/11	9,135,000	9,135,000
TOTAL WISCONSIN		$9,135,000

WYOMING – 4.2%

POLLUTION CONTROL – 4.2%
Lincoln County, WY, Pollution Control Revenue Bonds, (Series C) Daily VRDNs, (Exxon Mobil Corporation), 0.12%, 5/02/11	2,400,000	2,400,000
Sublette County, WY, Pollution Control, Revenue Bonds, Daily VRDNs, (Exxon Mobil Corp., OBG), 0.18%, 5/02/11	4,000,000	4,000,000
TOTAL POLLUTION CONTROL		$6,400,000
TOTAL WYOMING		$6,400,000
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $117,975,000)		$117,975,000
TOTAL INVESTMENTS – 99.8% (COST $153,618,894)		$153,618,894
OTHER ASSETS LESS LIABILITIES – 0.2%		284,484
TOTAL NET ASSETS – 100.0%		$153,903,378

(MTB Tax-Free Money Market Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	11

MTB Tax-Free Money Market Fund (concluded)

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$9,410,000	$—	$9,410,000
Municipal Bonds	—	26,233,894	—	26,233,894
Short-Term Municipal Bonds	—	117,975,000	—	117,975,000

Total	$—	$153,618,894	$—	$153,618,894

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

12

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Money Market Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Asset Backed Securities	19.3%
Federal Farm Credit Bank (FFCB)	16.7%
U.S. Treasury Bills	10.3%
Banks	7.3%
Diversified Financial Services	6.7%
Finance-Auto Loans	6.7%
Food	3.9%
Media	3.4%
Beverages	3.3%
Oil & Gas	3.3%
Transportation	2.8%
Federal Home Loan Bank (FHLB)	2.7%
Cash Equivalents[1]	13.6%
Other Assets and Liabilities – Net[2]	(0.0)%[3]

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

4COMMERCIAL PAPER – 56.7%

ASSET BACKED SECURITIES – 19.3%
[6,7]Atlantis One Funding Corp., 0.28%, 5/02/11	$65,000,000	$64,999,494
FCAR Owner Trust Series I, 0.43%, 10/17/11	65,000,000	64,868,790
[6,7]Gemini Security Corp., LLC, 0.25%, 7/21/11	60,000,000	59,966,250
Straight-A Funding LLC
[6,7]0.21%, 7/01/11	50,000,000	49,982,208
[6,7]0.25%, 5/03/11	50,000,000	49,999,306
TOTAL ASSET BACKED SECURITIES		$289,816,048

BANKS – 7.3%
Abbey National North America LLC, 0.41%, 6/23/11	50,000,000	49,969,819
Dexia Delaware LLC, 0.36%, 5/23/11	60,000,000	59,986,800
TOTAL BANKS		$109,956,619

Description	Par Value	Value

BEVERAGES – 3.3%
[6,7]PepsiCo, Inc., 0.17%, 7/05/11	$50,000,000	$49,984,653

DIVERSIFIED FINANCIAL SERVICES – 6.7%
General Electric Capital Corp., 0.19%, 7/18/11	50,000,000	49,979,417
HSBC Finance Corp., 0.16%, 5/25/11	50,000,000	49,994,667
TOTAL DIVERSIFIED FINANCIAL SERVICES		$99,974,084

FINANCE-AUTO LOANS – 6.7%
American Honda Finance Corp., 0.22%, 5/16/11	50,000,000	49,995,417
Toyota Motor Credit Corp., 0.33%, 10/03/11	50,000,000	49,928,958
TOTAL FINANCE-AUTO LOANS		$99,924,375

FOOD – 3.9%
[6,7]Nestle Capital Corp., 0.18%, 8/10/11	58,000,000	57,970,710

(MTB Money Market Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	13

MTB Money Market Fund (concluded)

Description	Par Value	Value

MEDIA – 3.4%
[6,7]Walt Disney Co., 0.10%, 5/09/11	$50,000,000	$49,998,889

OIL & GAS – 3.3%
Chevron Funding Corp., 0.09%, 5/04/11	50,000,000	49,999,646

TRANSPORTATION – 2.8%
[6,7]United Parcel Service, Inc., 0.04%, 5/02/11	42,000,000	41,999,953
TOTAL COMMERCIAL PAPER (COST $849,624,977)		$849,624,977
U.S. GOVERNMENT AGENCY & OBLIGATIONS – 29.7%

FEDERAL FARM CREDIT BANK (FFCB) – 16.7%
[1]0.19%, 5/02/11	50,000,000	49,993,365
[1]0.22%, 5/02/11	75,000,000	75,000,000
[1]0.25%, 5/12/11	50,000,000	50,000,000
[2]Federal Farm Credit Discount Notes, 0.26%, 10/20/11	75,000,000	74,906,833
TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$249,900,198

FEDERAL HOME LOAN BANK (FHLB) – 2.7%
[1]0.19%, 5/02/11	40,000,000	40,000,000

U.S. TREASURY BILLS – 10.3%
[2]0.10%, 10/06/11	40,000,000	39,983,322

Description	Par Value	Value

[2]0.28%, 6/02/11	$75,000,000	$74,981,334
[2]0.30%, 12/15/11	40,000,000	39,924,000
TOTAL U.S. TREASURY BILLS		$154,888,656
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $444,788,854)		$444,788,854
REPURCHASE AGREEMENTS – 13.6%
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $103,000,258, collateralized by U.S. Treasury Securities 0.88% to 2.63%, maturing 02/29/12 to 08/15/20; total market value of $104,030,044.	103,000,000	103,000,000
Deutsche Bank Securities, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $101,000,253, collateralized by U.S. Government Securities 0.00% to 0.00%, maturing 05/27/11 to 07/28/11; total market value of $102,010,078.	101,000,000	101,000,000
TOTAL REPURCHASE AGREEMENTS (COST $204,000,000)		$204,000,000
TOTAL INVESTMENTS – 100.0% (COST $1,498,413,831)		$1,498,413,831
OTHER LIABILITIES LESS ASSETS – (0.0)%		(26,821)
TOTAL NET ASSETS – 100.0%		$1,498,387,010

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$849,624,977	$—	$849,624,977
U.S. Government Agency & Obligations	—	444,788,854	—	444,788,854
Repurchase Agreements	—	204,000,000	—	204,000,000

Total	$—	$1,498,413,831	$—	$1,498,413,831

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

14

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Prime Money Market Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Asset Backed Securities	16.1%
Federal Farm Credit Bank (FFCB)	14.6%
U.S. Treasury Bills	9.0%
Banks	6.0%
Finance-Auto Loans	6.0%
Diversified Financial Services	5.5%
Beverages	3.0%
Media	3.0%
Oil & Gas	3.0%
Federal Home Loan Bank (FHLB)	2.5%
Food	2.3%
Transportation	2.0%
Cash Equivalents[1]	26.9%
Other Assets and Liabilities – Net[2]	0.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

4COMMERCIAL PAPER – 46.9%

ASSET BACKED SECURITIES – 16.1%
[6,7]Atlantis One Funding Corp., 0.28%, 5/02/11	$17,000,000	$16,999,868
FCAR Owner Trust Series I, 0.43%, 10/17/11	17,000,000	16,965,683
[6,7]Gemini Security Corp., LLC, 0.25%, 7/21/11	10,000,000	9,994,375
Straight-A Funding LLC
[6,7]0.21%, 7/01/11	10,000,000	9,996,442
[6,7]0.25%, 5/03/11	10,000,000	9,999,861
TOTAL ASSET BACKED SECURITIES		$63,956,229

BANKS – 6.0%
Abbey National North America LLC, 0.41%, 6/23/11	12,000,000	11,992,757
Dexia Delaware LLC, 0.36%, 5/23/11	12,000,000	11,997,360
TOTAL BANKS		$23,990,117

BEVERAGES – 3.0%
[6,7]PepsiCo, Inc., 0.17%, 7/05/11	12,000,000	11,996,317

DIVERSIFIED FINANCIAL SERVICES – 5.5%
General Electric Capital Corp., 0.19%, 7/18/11	12,000,000	11,995,060

Description	Par Value	Value

HSBC Finance Corp., 0.16%, 5/25/11	$10,000,000	$9,998,933
TOTAL DIVERSIFIED FINANCIAL SERVICES		$21,993,993

FINANCE-AUTO LOANS – 6.0%
American Honda Finance Corp., 0.22%, 5/16/11	12,000,000	11,998,900
Toyota Motor Credit Corp., 0.33%, 10/03/11	12,000,000	11,982,950
TOTAL FINANCE-AUTO LOANS		$23,981,850

FOOD – 2.3%
[6,7]Nestle Capital Corp., 0.18%, 8/10/11	9,000,000	8,995,455

MEDIA – 3.0%
[6,7]Walt Disney Co., 0.10%, 5/09/11	12,000,000	11,999,733

OIL & GAS – 3.0%
Chevron Funding Corp., 0.09%, 5/04/11	12,000,000	11,999,915

TRANSPORTATION – 2.0%
[6,7]United Parcel Service, Inc., 0.04%, 5/02/11	8,000,000	7,999,991
TOTAL COMMERCIAL PAPER (COST $186,913,600)		$186,913,600

(MTB Prime Money Market Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	15

MTB Prime Money Market Fund (concluded)

Description	Par Value	Value

U.S. GOVERNMENT AGENCY & OBLIGATIONS –26.1%
FEDERAL FARM CREDIT BANK (FFCB) – 14.6%
[1]0.19%, 5/02/11	$15,000,000	$14,998,009
[1]0.22%, 5/02/11	15,000,000	15,000,000
[1]0.25%, 5/12/11	10,000,000	10,000,000
[2]Discount Notes, 0.26%, 10/20/11	18,000,000	17,977,640
TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$57,975,649

FEDERAL HOME LOAN BANK (FHLB) – 2.5%
[1]0.19%, 5/02/11	10,000,000	10,000,000

U.S. TREASURY BILLS – 9.0%
[2]0.10%, 10/06/11	10,000,000	9,995,831
[2]0.28%, 6/02/11	18,000,000	17,995,520
[2]0.30%, 12/15/11	8,000,000	7,984,800
TOTAL U.S. TREASURY BILLS		$35,976,151
TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS (COST $103,951,800)		$103,951,800

Description	Par Value	Value

REPURCHASE AGREEMENTS – 26.9%
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $54,000,135, collateralized by U.S. Treasury Securities 0.00% to 0.00%, maturing 06/09/11 to 04/05/12; total market value of $54,540,057.	$54,000,000	$54,000,000
Deutsche Bank Securities, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $53,000,133, collateralized by U.S. Government Securities 0.75% to 4.50%, maturing 11/23/12 to 07/07/25; total market value of $53,530,442.	53,000,000	53,000,000
TOTAL REPURCHASE AGREEMENTS (COST $107,000,000)		$107,000,000
TOTAL INVESTMENTS – 99.9% (COST $397,865,400)		$397,865,400
OTHER ASSETS LESS LIABILITIES – 0.1%		331,868
TOTAL NET ASSETS – 100.0%		$398,197,268

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$186,913,600	$—	$186,913,600
U.S. Government Agency & Obligations	—	103,951,800	—	103,951,800
Repurchase Agreements	—	107,000,000	—	107,000,000

Total	$—	$397,865,400	$—	$397,865,400

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

16

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Tax-Free Money Market Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
General Obligations	32.3%
School District	13.8%
Power	9.2%
Medical	8.6%
Transportation	8.5%
Housing	7.4%
Asset Backed Securities	5.0%
Water	4.2%
General Revenue	3.9%
Higher Education	3.1%
Education	2.2%
Development	1.4%
Other Assets and Liabilities – Net[1]	0.4%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

4COMMERCIAL PAPER – 10.0%

NEW YORK – 10.0%

ASSET BACKED SECURITIES – 5.0%
New York State Power Authority, (JP Morgan LOC), 0.30%, 5/02/11	$5,000,000	$5,000,000

TRANSPORTATION – 5.0%
Metropolitan Transportation Authority, NY, (Series D), 0.27%, 5/02/11	5,000,000	5,000,000
TOTAL NEW YORK		$10,000,000
TOTAL COMMERCIAL PAPER (COST $10,000,000)		$10,000,000
MUNICIPAL BONDS – 29.0%

NEW YORK – 27.0%

GENERAL OBLIGATIONS – 11.3%
Irondequoit, NY, GO Unlimited Notes, BANs, 1.50%, 12/16/11	2,100,000	2,111,533
Nassau County, NY, GO Unlimited Notes, TANs, (Series B), 2.00%, 9/15/11	4,000,000	4,012,640
Rockland County, NY, GO Unlimited Notes, BANs, 1.25%, 9/01/11	2,000,000	2,001,530
Suffolk County, NY, GO Unlimited Notes, TANs, 3.00%, 8/11/11	2,200,000	2,215,440

Description	Par Value	Value

Watertown, NY, GO Unlimited, Refunding Notes, BANs, 1.50%, 4/26/12	$1,000,000	$1,004,880
TOTAL GENERAL OBLIGATIONS		$11,346,023

HIGHER EDUCATION – 1.6%
New York State Dormitory Authority, Non-State Supported Debt, School District Funding, Revenue Bonds, (Series A), (AGM GO of DISTS), 3.00%, 10/01/11	1,560,000	1,575,115

SCHOOL DISTRICT – 11.8%
Alexander Central School District, NY, GO Unlimited, Refunding Bonds, (AGM State Aid Withholding), 5.00%, 6/15/11	645,000	648,319
Brushton-Moira Central School District, NY, GO Unlimited Notes, BANs, (State Aid Withholding), 1.50%, 7/22/11	3,625,000	3,629,078
La Fargeville Central School District, NY, GO Unlimited Refunding Notes, BANs, (State Aid Withholding), 2.00%, 6/29/11	2,500,000	2,504,006
West Canada Valley Central School District, NY, GO Unlimited Notes, BANs, (State Aid Withholding), 2.00%, 6/24/11	3,500,000	3,505,638
Windsor Central School District, NY, GO Unlimited Refunding Notes, BANs, (State Aid Withholding), 1.75%, 6/16/11	1,500,000	1,501,970
TOTAL SCHOOL DISTRICT		$11,789,011

(MTB New York Tax-Free Money Market Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	17

MTB New York Tax-Free Money Market Fund (continued)

Description	Par Value	Value

TRANSPORTATION – 1.2%
New York State Thruway Authority, General Revenue Notes, BANs, 4.00%, 7/15/11	$1,250,000	$1,259,141

WATER – 1.1%
Buffalo, NY, Sewer Authority, Revenue Bonds, (Series I), (AGM), 5.00%, 7/01/11	1,110,000	1,118,385
TOTAL NEW YORK		$27,087,675

PENNSYLVANIA – 2.0%

SCHOOL DISTRICT – 2.0%
Philadelphia, PA, School District, GO Unlimited Notes, TRANs, (Series A), 2.50%, 6/30/11	2,025,000	2,031,116
TOTAL PENNSYLVANIA		$2,031,116
TOTAL MUNICIPAL BONDS (COST $29,118,791)		$29,118,791

3SHORT-TERM MUNICIPAL BONDS – 60.6%

NEW YORK – 60.6%

DEVELOPMENT – 1.4%
New York City, NY, IDA, Civic Facility Revenue Bonds, Weekly VRDNs, (Casa Project)/(National Center for Addiction/Substance)/(Chase Manhattan Bank), 0.27%, 5/05/11	1,375,000	1,375,000

EDUCATION – 2.2%
Dutchess County, NY, IDA, Weekly VRDNs, (Trinity-Pawling School Corp.)/(PNC Bank, N.A., LOC), 0.28%, 5/05/11	2,235,000	2,235,000

GENERAL OBLIGATIONS – 21.0%
New York City, NY, (Series H-Subseries H-2) Daily VRDNs, (MBIA Insurance Corp. INS)/(Wachovia Bank N.A., LOC), 0.27%, 5/02/11	2,700,000	2,700,000
New York City, NY, GO Bonds, (Series F-4) Weekly VRDNs, (Landesbank Hessen-Thuringen, LOC), 0.26%, 5/04/11	1,475,000	1,475,000
New York City, NY, GO Bonds, (Series F-6) Weekly VRDNs, (Morgan Guarantee Trust, LOC), 0.26%, 5/04/11	1,825,000	1,825,000
New York City, NY, GO Bonds, (Series I, Subseries I-4) Weekly VRDNs, (Bank of New York, LOC), 0.24%, 5/04/11	2,000,000	2,000,000
New York City, NY, GO Bonds, (Subseries A-4) Daily VRDNs, (Landesbank Baden Wurttemberg, LOC), 0.28%, 5/02/11	2,000,000	2,000,000
New York City, NY, GO Bonds, (Subseries A-5) Weekly VRDNs, (Bank of Nova Scotia, LOC), 0.21%, 5/04/11	1,350,000	1,350,000
New York City, NY, GO Bonds, (Subseries A-6) Weekly VRDNs, (Landesbank Baden Wurttemberg, LOC), 0.25%, 5/04/11	1,300,000	1,300,000
New York City, NY, GO Bonds, (Subseries H-2) Daily VRDNs, (Dexia Credit Local, LOC), 0.35%, 5/02/11	1,100,000	1,100,000
New York City, NY, GO Unlimited Bonds, (Series I-Subseries I-3) Daily VRDNs, (Bank of America N.A., LOC), 0.27%, 5/02/11	1,550,000	1,550,000
New York City, NY, GO Unlimited Bonds, (Subseries H-4) Daily VRDNs, (Bank of New York, LOC), 0.21%, 5/02/11	2,000,000	2,000,000

Description	Par Value	Value

New York City, NY, GO Unlimited Bonds, (Subseries J-8) Daily VRDNs, (Landesbank Baden Wurttemberg, LOC), 0.31%, 5/02/11	$1,000,000	$1,000,000
New York City, NY, GO Unlimited, (Subseries B-2) Daily VRDNs, (Morgan Guaranty Trust), 0.21%, 5/02/11	800,000	800,000
New York City, NY, GO Unlimited, (Subseries E2) Daily VRDNs, (JP Morgan Chase Bank, LOC), 0.23%, 5/02/11	2,000,000	2,000,000
TOTAL GENERAL OBLIGATIONS		$21,100,000

GENERAL REVENUE – 3.9%
New York City, NY, Transitional Finance Authority, (Series A-2) Weekly VRDNs, (Bank of Nova Scotia), 0.22%, 5/04/11	3,900,000	3,900,000

HIGHER EDUCATION – 1.5%
New York State, Dormitory Authority, Revenues Nonstate Supported Debt, Remarketable Revenue Bonds, (Series A-1) Weekly VRDNs, (University of Rochester)/(Bank of America N.A., LOC), 0.25%, 5/04/11	1,500,000	1,500,000

HOUSING – 7.4%
Albany, NY, IDA, Revenue Bonds, (Series A) Weekly VRDN’s, (South Mall Towers Albany, OBG)/(Fannie Mae)/(Fannie Mae, LOC), 0.27%, 5/05/11	2,400,000	2,400,000
[5]New York State, HFA Revenue Bond, AMT, (Series 2005-A) Weekly VRDNs, (L&M 93rd Street LLC)/(Landesbank Hessen-Thuringen, LOC), 0.26%, 5/04/11	5,000,000	5,000,000
TOTAL HOUSING		$7,400,000

MEDICAL – 8.6%
Nassau Health Care Corp, NY, Revenue Bonds, (Subseries B-2), (Nassau County GTD)/(TD Bank N.A., LOC), 0.22%, 5/09/11	5,720,000	5,720,000
New York State Dormitory Authority, Nonstate Supported Debt, Revenue Bonds, (Series D) Weekly VRDNs, (North Shore Long Island Jewish, OBG)/(Bank of America N.A., LOC), 0.24%, 5/04/11	2,900,000	2,900,000
TOTAL MEDICAL		$8,620,000

POWER – 9.2%
Long Island Power Authority, NY, Electric System Revenue Bonds, (Subseries 3B) Daily VRDNs, (Westlabs AG, LOC), 0.28%, 5/02/11	1,200,000	1,200,000
Long Island Power Authority, NY, Electric System, Revenue Bonds, (Subseries 1B) Daily VRDNs, (State Street B&T Co., LOC), 0.23%, 5/02/11	1,000,000	1,000,000
New York State, Energy Research & Development Authority, Revenue Bonds, (Subseries A-1) Weekly VRDNs, (Consolidated Edison Co.)/(Wachovia Bank N.A., LOC), 0.26%, 5/04/11	7,000,000	7,000,000
TOTAL POWER		$9,200,000

(MTB New York Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

18	PORTFOLIOS OF INVESTMENTS

MTB New York Tax-Free Money Market Fund (concluded)

Description	Par Value	Value

TRANSPORTATION – 2.3%
Metropolitan Transportation Authority, NY, Refunding Revenue Bonds, (Series D-1) Weekly VRDNs, (FSA INS)/(Westdeutsche Landesbank), 0.40%, 5/05/11	$1,200,000	$1,200,000
Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, (Subseries B-4) Weekly VRDNs, (GO of Authority)/(Landesbank Baden Wurttemberg, LIQ), 0.26%, 5/05/11	1,100,000	1,100,000
TOTAL TRANSPORTATION		$2,300,000

WATER – 3.1%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Refunding Revenue Bonds, (Series F-2) Weekly VRDNs, (JP Morgan Chase Bank), 0.26%, 5/04/11	1,075,000	1,075,000

Description	Par Value	Value

New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, (Series F-1) Daily VRDNs, (Dexia Credit, LOC), 0.35%, 5/02/11	$2,000,000	$2,000,000
TOTAL WATER		$3,075,000
TOTAL NEW YORK		$60,705,000
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $60,705,000)		$60,705,000
TOTAL INVESTMENTS – 99.6% (COST $99,823,791)		$99,823,791
OTHER ASSETS LESS LIABILITIES – 0.4%		361,220
TOTAL NET ASSETS – 100.0%		$100,185,011

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Commercial Paper	$—	$10,000,000	$—	$10,000,000
Municipal Bonds	—	29,118,791	—	29,118,791
Short-Term Municipal Bonds	—	60,705,000	—	60,705,000

Total	$—	$99,823,791	$—	$99,823,791

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

19

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Tax-Free Money Market Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Pollution Control	18.3%
Medical	12.8%
Utilities	9.2%
Transportation	8.6%
Education	7.0%
School District	6.8%
General Obligations	5.8%
Higher Education	5.3%
Airport Development & Maintenance	5.0%
Power	5.0%
Nursing Homes	5.0%
Facilities	4.3%
Development	4.1%
Water & Sewer	2.4%
Other Assets and Liabilities – Net[1]	0.4%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

MUNICIPAL BONDS - 25.0%

FLORIDA – 2.4%

WATER & SEWER – 2.4%
JEA, FL, Water & Sewer System, Revenue Bonds, (Series B), (AGM), 5.25%, 10/01/11	$600,000	$611,969
TOTAL FLORIDA		$611,969

NEW YORK – 3.9%

GENERAL OBLIGATIONS – 3.9%
Nassau County, NY, GO Unlimited Notes, TANs, (Series C), 1.75%, 10/15/11	1,000,000	1,003,398
TOTAL NEW YORK		$1,003,398

PENNSYLVANIA – 18.7%

DEVELOPMENT – 3.7%
Allegheny County, PA, IDA, Revenue Bonds, (Animal Friends Inc., OBG)/(PNC Bank N.A., LOC), 0.70%, 7/01/11	955,000	955,000

GENERAL OBLIGATIONS – 1.9%
Allegheny County, PA, Prerefunded GO Unlimited Bonds, (Series C-53), (FGIC), (PRF 5/01/11 @100), 5.40%, 11/01/19	500,000	500,000

Description	Par Value	Value

SCHOOL DISTRICT – 6.8%
Philadelphia, PA, School District, GO Unlimited Notes, TRANs, (Series A), 2.50%, 6/30/11	$1,000,000	$1,002,443
Shikellamy School District, PA, GO Unlimited Bonds, (Series A), (AGM), 1.50%, 11/15/11	745,000	748,618
TOTAL SCHOOL DISTRICT		$1,751,061

TRANSPORTATION – 3.9%
Delaware River Joint Toll Bridge Commission, PA, Bridge Refunding Revenue Bonds, 5.25%, 7/01/11	1,000,000	1,007,517

UTILITIES – 2.4%
Lower Pottsgrove Township Authority, PA, Sewer Revenue Bonds, (Municipal Government, GTD), 2.00%, 10/15/11	610,000	614,011
TOTAL PENNSYLVANIA		$4,827,589

TOTAL MUNICIPAL BONDS (COST $6,442,956)		$6,442,956

(MTB Pennsylvania Tax-Free Money Market Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

20	PORTFOLIOS OF INVESTMENTS

MTB Pennsylvania Tax-Free Money Market Fund (continued)

Description	Par Value	Value

3SHORT-TERM MUNICIPAL BONDS – 74.6%

PENNSYLVANIA – 74.6%

AIRPORT DEVELOPMENT & MAINTENANCE – 5.0%
Delaware County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs, (United Parcel Services, Inc.), 0.20%, 5/02/11	$1,300,000	$1,300,000

DEVELOPMENT – 0.4%
Delaware County, PA, IDA, Refunding Revenue Bonds, (Series G) Weekly VRDNs, (Resource Recovery Facility)/(General Electric Capital Corp.), 0.24%, 5/04/11	100,000	100,000

EDUCATION – 7.0%
Allentown, PA, Commercial and IDA, Daily VRDNs, (Diocese of Allentown)/(Wachovia Bank N.A., LOC), 0.23%, 5/02/11	1,100,000	1,100,000
Emmaus General Authority, PA, Local Government Revenue Bonds, (Pool E, Subseries E25) Weekly VRDNs, (U.S. Bank NA, LOC), 0.25%, 5/04/11	700,000	700,000
TOTAL EDUCATION		$1,800,000

FACILITIES – 4.3%
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue, (Series A) Weekly VRDNs, (Bayerische Landesbank, LOC), 0.32%, 5/04/11	1,100,000	1,100,000

HIGHER EDUCATION – 5.3%
Pennsylvania State, Higher Education Facilities Authority, Revenue Bonds, (Series B) Weekly VRDNs, (Drexel University)/(Landesbank Hessen-Thuringen, LOC), 0.26%, 5/05/11	1,360,000	1,360,000

MEDICAL – 12.8%
Chester County, PA, HEFA, Revenue Bonds, (Series A) Weekly VRDNs, (Barclay Friends)/(Wachovia Bank N.A., LOC), 0.38%, 5/04/11	300,000	300,000
Geisinger Authority, PA, Health System Refunding Bonds, (Series A) Daily VRDNs, (Geisinger Health System Foundation)/(Bank of America N.A.), 0.19%, 5/02/11	200,000	200,000
Lehigh County, PA, General Purpose Hospital Revenue, Refunding Bonds, (Series C) Daily VRDNs, (Lehigh Valley Health Network)/(Bank of America N.A., LOC), 0.25%, 5/02/11	1,800,000	1,800,000
Philadelphia, PA, HEFA, Hospital Refunding Bonds, (Series A) Daily VRDNs, (Childrens Hospital Project)/(JP Morgan Chase Bank, SPA), 0.25%, 5/02/11	300,000	300,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Refunding Revenue Bonds (Series B) Daily VRDNs, (Childrens Hospital Philadelphia)/(Wachovia Bank N.A.), 0.25%, 5/02/11	400,000	400,000
Wilkins Area, PA, IDA, Refunding Revenue Bonds, (Series B) Weekly VRDNs, (Fairview Extended Care Services)/(Bank of America N.A., LOC), 0.36%, 5/09/11	300,000	300,000
TOTAL MEDICAL		$3,300,000

Description	Par Value	Value

NURSING HOMES – 5.0%
Allegheny County, PA, IDA, Health & Housing Facilities, Refunding Revenue Bonds, (Series A) Daily VRDNs, (PNC Bank N.A., LOC), 0.25%, 5/02/11	$500,000	$500,000
Lancaster County, PA, Hospital Authority Refunding Revenue Bonds, (Series D) Daily VRDNs, (Masonic Homes of Grand Lodge Project)/(JP Morgan Chase Bank, LOC), 0.23%, 5/02/11	800,000	800,000
TOTAL NURSING HOMES		$1,300,000

POLLUTION CONTROL – 18.3%
Beaver County, PA, IDA, Pollution Control, Refunding Revenue Bonds, (Series B) Daily VRDNs, (Pennsylvania Electric Co.)/(UBS AG, LOC), 0.20%, 5/02/11	1,000,000	1,000,000
Beaver County, PA, IDA, Pollution Control, Revenue Bonds, (Series B) Weekly VRDNs, (Firstenergy Nuclear, OBG)/(AGMT-Firstenergy Solution, GTY)/(Citibank N.A., LOC), 0.24%, 5/04/11	900,000	900,000
Beaver County, PA, IDA, Refunding Revenue Bonds, Daily VRDNs, (Firstenergy Nuclear Generation)/(Barclays Bank PLC, LOC) 0.22%, 5/02/11 0.24%, 5/02/11	1,200,000 900,000	1,200,000 900,000
Delaware County, PA, IDA, Refunding Revenue Bonds, (Series G) Weekly VRDNs, (General Electric Capital Corp.), 0.24%, 5/04/11	700,000	700,000
TOTAL POLLUTION CONTROL		$4,700,000

POWER – 5.0%
[5]Pennsylvania State, Energy Development Authority, Revenue Bonds, AMT, Weekly VRDNs, (Edensburg Power Company)/(Landesbank Hessen-Thuringen, LOC), 0.30%, 5/04/11	1,300,000	1,300,000

TRANSPORTATION – 4.7%
Delaware River Joint Toll Bridge Commission, PA, Bridge Revenue Bonds, (Series B-1) Weekly VRDNs, (Dexia Credit Local, LOC), 0.80%, 5/05/11	1,200,000	1,200,000

UTILITIES – 6.8%
Philadelphia, PA, Gas Works Revenue Bonds, (Series A2) Weekly VRDNs, (JP Morgan Chase 50%, Bank of Nova Scotia 50%, LOC), 0.24%, 5/05/11	1,750,000	1,750,000
TOTAL PENNSYLVANIA		$19,210,000
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $19,210,000)		$19,210,000
TOTAL INVESTMENTS – 99.6% (COST $25,652,956)		$25,652,956
OTHER ASSETS LESS LIABILITIES – 0.4%		96,036
TOTAL NET ASSETS – 100.0%		$25,748,992

(MTB Pennsylvania Tax-Free Money Market Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	21

MTB Pennsylvania Tax-Free Money Market Fund (concluded)

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$6,442,956	$—	$6,442,956
Short-Term Municipal Bonds	—	19,210,000	—	19,210,000

Total	$—	$25,652,956	$—	$25,652,956

ANNUAL REPORT  /  April 30, 2011

See Notes to Portfolios of Investments

22	NOTES TO PORTFOLIOS OF INVESTMENTS
(1)	Floating rate note with current rate and next reset date shown.

(2)	Zero coupon security. The rate shown reflects the effective yield at purchase date.

(3)	Current rate and next reset date shown for Variable Rate Demand Notes.

(4)	Discount rate at time of purchase.

(5)	At April 30, 2011, the percentage of total investments at market value subject to the alternative minimum tax is as follows:

MTB Fund	Amount	Percentage of Total Investments
MTB Tax-Free Money Market Fund	$6,175,000	4.0%
MTB New York Tax-Free Money Market Fund	5,000,000	5.0%
MTB Pennsylvania Tax-Free Money Market Fund	1,300,000	5.1%

(6)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2011, these liquid restricted securities were as follows:

MTB Fund	Amount	Percentage of Total Net Assets
MTB U.S. Government Money Market Fund	$174,966,833	9.3%
MTB Money Market Fund	424,901,463	28.4%
MTB Prime Money Market Fund	87,982,042	22.1%

(7)	Denotes a restricted security that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2011, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB U.S. Government Money Market Fund
Straight-A Funding LLC	04/11/2011	$49,980,736	$49,986,014
Straight-A Funding LLC	04/05/2011	49,974,625	49,982,208
Straight-A Funding LLC	02/08/2011	24,985,069	24,999,306
Straight-A Funding LLC	02/02/2011	49,968,750	49,999,305
			174,966,833	9.3%
MTB Money Market Fund
Atlantis One Funding Corp.	02/01/2011	64,955,006	64,999,494
Gemini Security Corp., LLC	04/21/2011	49,968,403	49,971,875
Gemini Security Corp., LLC	04/21/2011	9,993,681	9,994,375
Nestle Capital Corp.	04/26/2011	57,969,260	57,970,710
PepsiCo, Inc.	04/06/2011	49,978,750	49,984,653
Straight-A Funding LLC	04/05/2011	49,974,625	49,982,208
Straight-A Funding LLC	02/02/2011	49,968,750	49,999,306
United Parcel Service, Inc.	04/26/2011	41,999,720	41,999,953
Walt Disney Co.	04/04/2011	49,995,139	49,998,889
			424,901,463	28.4%
MTB Prime Money Market Fund
Atlantis One Funding Corp.	02/01/2011	16,988,232	16,999,868
Gemini Security Corp., LLC	04/21/2011	9,993,681	9,994,375
Nestle Capital Corp.	04/26/2011	8,995,230	8,995,455
PepsiCo, Inc.	04/06/2011	11,994,900	11,996,317
Straight-A Funding LLC	04/05/2011	9,994,925	9,996,442
Straight-A Funding LLC	02/02/2011	9,993,750	9,999,861
United Parcel Service, Inc.	04/26/2011	7,999,947	7,999,991
Walt Disney Co.	04/04/2011	11,998,833	11,999,733
			87,982,042	22.1%

**	Represent less than 0.05%.

April 30, 2011  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	23

The following acronyms are used throughout this report:

AGM – Assured Guaranty Municipal

AMT – Alternative Minimum Tax (subject to)

BANs – Bond Anticipation Notes

COL – Collateralized

FGIC – Financial Guarantee Insurance Company

FSA – Financial Security Assurance Inc.

GO – General Obligation

GTD – Guaranteed

HEFA – Health & Education Facility Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Bank

INS – Insured

INSTN – Institutional

LIQ – Liquidity Agreement

LLC – Limited Liability Corporation

LOC – Letter of Credit

MBIA – Municipal Bond Investors Assurance

OBG – Obligated Group

PRF – Prerefunded

TANs – Tax Anticipation Notes

TRANs – Tax & Revenue Anticipation Notes

VRDNs – Variable Rate Demand Notes

ANNUAL REPORT  /  April 30, 2011

24	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2011	MTB U.S. Treasury Money Market Fund	MTB U.S. Government Money Market Fund	MTB Tax-Free Money Market Fund	MTB Money Market Fund	MTB Prime Money Market Fund
ASSETS:
Investments, at identified cost	$923,574,100	$1,883,820,422	$153,618,894	$1,498,413,831	$397,865,400

Investments in repurchase agreements, at value	$448,000,000	$659,000,000	$—	$204,000,000	$107,000,000
Investments in securities, at value	475,574,100	1,224,820,422	153,618,894	1,294,413,831	290,865,400

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	923,574,100	1,883,820,422	153,618,894	1,498,413,831	397,865,400

Cash	330,948	299,853	1,948	198,449	382,889
Income receivable	636,349	301,522	340,834	42,672	10,803
Receivable for shares sold	3	—	—	35	—
Other assets	18,687	18,827	—	—	17,128

TOTAL ASSETS	924,560,087	1,884,440,624	153,961,676	1,498,654,987	398,276,220

LIABILITIES:
Income distribution payable	7,903	15,456	2,312	27,249	12,851
Payable for Trustees’ fees	518	1,018	991	1,759	898
Payable for distribution services fee	—	—	885	—	—
Payable for shareholder services fee	—	—	—	7,145	—
Accrued expenses	130,631	218,564	54,110	231,824	65,203

TOTAL LIABILITIES	139,052	235,038	58,298	267,977	78,952

NET ASSETS	$924,421,035	$1,884,205,586	$153,903,378	$1,498,387,010	$398,197,268

NET ASSETS CONSIST OF:
Paid-in capital	$924,409,439	$1,884,221,042	$153,899,318	$1,498,408,264	$398,194,925
Undistributed (distributions in excess of) net investment income	6,296	(15,456)	4,060	(21,254)	(231)
Accumulated net realized gain (loss) on investments	5,300	—	—	—	2,574

TOTAL NET ASSETS	$924,421,035	$1,884,205,586	$153,903,378	$1,498,387,010	$398,197,268

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$71,928,743	$35,560,930	$11,778,855	$345,930,953	$—

Shares outstanding (unlimited shares authorized)	71,932,746	35,565,067	11,779,695	346,053,179	—

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00	$—

Class A2 Shares
Net Assets	$—	$—	$—	$217,836,376	$—

Shares outstanding (unlimited shares authorized)	—	—	—	217,887,476	—

Net Asset Value per share	$—	$—	$—	$1.00	$—

Class S Shares
Net Assets	$10,627,353	$—	$—	$5,870,331	$—

Shares outstanding (unlimited shares authorized)	10,627,618	—	—	5,875,637	—

Net Asset Value per share	$1.00	$—	$—	$1.00	$—

Corporate Shares
Net Assets	$—	$—	$—	$—	$398,197,268

Shares outstanding (unlimited shares authorized)	—	—	—	—	398,197,484

Net Asset Value per share	$—	$—	$—	$—	$1.00

Institutional I Shares
Net Assets	$165,795,373	$355,505,343	$108,802,048	$512,362,747	$—

Shares outstanding (unlimited shares authorized)	165,809,526	355,621,976	108,808,300	512,530,442	—

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00	$—

Institutional II Shares
Net Assets	$676,069,566	$1,493,139,313	$33,322,475	$416,386,603	$—

Shares outstanding (unlimited shares authorized)	676,094,431	1,493,344,638	33,324,711	416,487,933	—

Net Asset Value per share	$1.00	$1.00	$1.00	$1.00	$—

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (concluded)	25

April 30, 2011	MTB New York Tax-Free Money Market Fund	MTB Pennsylvania Tax-Free Money Market Fund
ASSETS:
Investments, at identified cost	$99,823,791	$25,652,956

Investments in repurchase agreements, at value	$—	$—
Investments in securities, at value	99,823,791	25,652,956

TOTAL INVESTMENTS IN SECURITIES AND REPURCHASE AGREEMENTS	99,823,791	25,652,956

Cash	62,922	62,957
Income receivable	346,342	72,973
Receivable for shares sold	—	—
Other assets	—	—

TOTAL ASSETS	100,233,055	25,788,886

LIABILITIES:
Income distribution payable	977	306
Payable for Trustees’ fees	895	1,032
Payable for distribution services fee	—	—
Payable for shareholder services fee	—	—
Accrued expenses	46,172	38,556

TOTAL LIABILITIES	48,044	39,894

NET ASSETS	$100,185,011	$25,748,992

NET ASSETS CONSIST OF:
Paid-in capital	$100,256,853	$25,746,108
Undistributed net investment income	181	2,884
Accumulated net realized gain (loss) on investments	(72,023)	—

TOTAL NET ASSETS	$100,185,011	$25,748,992

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$52,517,572	$5,293,250

Shares outstanding (unlimited shares authorized)	52,550,186	5,293,095

Net Asset Value per share	$1.00	$1.00

Institutional I Shares
Net Assets	$47,667,439	$12,379,387

Shares outstanding (unlimited shares authorized)	47,712,354	12,376,694

Net Asset Value per share	$1.00	$1.00

Institutional II Shares
Net Assets	$—	$8,076,355

Shares outstanding (unlimited shares authorized)	—	8,076,321

Net Asset Value per share	$—	$1.00

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2011

26	STATEMENTS OF OPERATIONS

Year Ended April 30, 2011	MTB U.S. Treasury Money Market Fund	MTB U.S. Government Money Market Fund	MTB Tax-Free Money Market Fund	MTB Money Market Fund	MTB Prime Money Market Fund
INVESTMENT INCOME:
Interest	$1,866,910	$5,544,984	$540,687	$4,641,353	$1,104,269

TOTAL INVESTMENT INCOME	1,866,910	5,544,984	540,687	4,641,353	1,104,269

EXPENSES:
Investment advisory fee	4,267,461	8,501,419	515,295	6,422,275	1,565,215
Administrative personnel and services fee	305,322	608,908	36,939	460,096	112,151
Portfolio accounting, administration and custodian fees	352,106	777,031	54,190	627,033	140,119
Transfer and dividend disbursing agent fees and expenses	17,482	13,624	14,982	186,985	12,302
Trustees’ fees	19,510	19,993	19,988	20,809	19,907
Professional fees	47,226	49,804	53,286	54,376	48,349
Distribution services fee—Class A Shares	—	85,015	41,602	—	—
Distribution services fee—Class A2 Shares	—	—	—	562,085	—
Distribution services fee—Class B Shares	—	—	—	1,351	—
Distribution services fee—Class S Shares	30,759	—	—	28,434	—
Distribution services fee—Corporate Shares	—	—	—	—	978,259
Distribution services fee—Institutional II Shares	1,869,647	4,097,329	90,658	1,016,253	—
Shareholder services fee—Class A Shares	215,607	85,015	41,602	1,022,485	—
Shareholder services fee—Class A2 Shares	—	—	—	562,085	—
Shareholder services fee—Class B Shares	—	—	—	451	—
Shareholder services fee—Class S Shares	30,759	—	—	28,434	—
Shareholder services fee—Corporate Shares	—	—	—	—	978,259
Shareholder services fee—Institutional I Shares	551,150	1,131,043	189,800	1,384,215	—
Share registration costs	36,621	28,119	31,065	59,880	16,680
Printing and postage	13,009	16,363	2,848	46,373	3,467
Miscellaneous	129,328	226,425	21,225	146,875	70,000

TOTAL EXPENSES	7,885,987	15,640,088	1,113,480	12,630,495	3,944,708

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(3,440,704)	(4,923,950)	(249,362)	(3,986,871)	(1,083,645)
Waiver of distribution services fee—Class A Shares	—	(85,015)	(38,221)	—	—
Waiver of distribution services fee—Class A2 Shares	—	—	—	(562,085)	—
Waiver of distribution services fee—Class B Shares	—	—	—	(1,351)	—
Waiver of distribution services fee—Class S Shares	(30,759)	—	—	(28,434)	—
Waiver of distribution services fee—Corporate Shares	—	—	—	—	(978,259)
Waiver of distribution services fee—Institutional II Shares	(1,869,647)	(4,097,329)	(89,712)	(1,016,253)	—
Waiver of shareholder services fee—Class A Shares	(215,607)	(85,015)	(41,486)	(906,635)	—
Waiver of shareholder services fee—Class A2 Shares	—	—	—	(501,036)	—
Waiver of shareholder services fee—Class B Shares	—	—	—	(398)	—
Waiver of shareholder services fee—Class S Shares	(30,759)	—	—	(25,298)	—
Waiver of shareholder services fee—Corporate Shares	—	—	—	—	(978,259)
Waiver of shareholder services fee—Institutional I Shares	(551,150)	(1,131,043)	(189,800)	(1,384,215)	—
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(1,137)	(156)	(312)	(41,981)	(219)

TOTAL WAIVERS AND REIMBURSEMENTS	(6,139,763)	(10,322,508)	(608,893)	(8,454,557)	(3,040,382)

Net expenses	1,746,224	5,317,580	504,587	4,175,938	904,326

Net investment income	120,686	227,404	36,100	465,415	199,943

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	5,300	—	—	—	8,001

Change in net assets resulting from operations	$125,986	$227,404	$36,100	$465,415	$207,944

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	27

Year Ended April 30, 2011	MTB New York Tax-Free Money Market Fund	MTB Pennsylvania Tax-Free Money Market Fund
INVESTMENT INCOME:
Interest	$432,000	$134,589

TOTAL INVESTMENT INCOME	432,000	134,589

EXPENSES:
Investment advisory fee	446,242	128,188
Administrative personnel and services fee	31,968	9,189
Portfolio accounting, administration and custodian fees	53,635	19,821
Transfer and dividend disbursing agent fees and expenses	26,771	17,859
Trustees’ fees	19,778	20,066
Professional fees	49,350	50,451
Distribution services fee—Class A Shares	—	12,219
Distribution services fee—Institutional II Shares	—	25,270
Shareholder services fee—Class A Shares	149,612	12,219
Shareholder services fee—Institutional I Shares	129,323	42,628
Share registration costs	25,898	30,142
Printing and postage	6,331	2,182
Miscellaneous	17,022	13,361

TOTAL EXPENSES	955,930	383,595

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(262,657)	(161,630)
Waiver of distribution services fee—Class A Shares	—	(11,889)
Waiver of distribution services fee—Institutional II Shares	—	(25,270)
Waiver of shareholder services fee—Class A Shares	(147,543)	(12,219)
Waiver of shareholder services fee—Institutional I Shares	(129,323)	(42,628)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(1,671)	(563)

TOTAL WAIVERS AND REIMBURSEMENTS	(541,194)	(254,199)

Net expenses	414,736	129,396

Net investment income	17,264	5,193

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(2,115)	—

Change in net assets resulting from operations	$15,149	$5,193

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2011

28	STATEMENTS OF CHANGES IN NET ASSETS

	MTB U.S. Treasury Money Market Fund		MTB U.S. Government Money Market Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$120,686	$184,349	$227,404	$446,781
Net realized gain (loss) on investments	5,300	1,312	—	16,139

Change in net assets resulting from operations	125,986	185,661	227,404	462,920

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(8,642)	(19,102)	(3,204)	(3,776)
Class S Shares	(1,231)	(1,774)	–	—
Institutional I Shares	(22,116)	(48,026)	(48,851)	(94,098)
Institutional II Shares	(74,920)	(113,865)	(173,078)	(175,247)
Return of Capital
Class A Shares	—	—	(214)	(2,608)
Institutional I Shares	—	—	(3,264)	(64,994)
Institutional II Shares	—	—	(11,564)	(121,046)

Change in net assets resulting from distributions to shareholders	(106,909)	(182,767)	(240,175)	(461,769)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	734,784,789	720,546,399	71,796,583	103,671,524
Class S Shares	42,441,571	73,937,677	—	—
Institutional I Shares	726,497,713	546,276,177	1,600,579,006	1,873,261,809
Institutional II Shares	2,682,169,766	1,942,550,395	3,046,806,667	3,932,313,069
Distributions reinvested
Class A Shares	7,239	14,668	3,139	6,257
Class S Shares	10	2	—	—
Institutional I Shares	388	438	1,954	249
Institutional II Shares	—	—	13	87
Cost of shares redeemed
Class A Shares	(804,512,975)	(712,668,520)	(71,740,682)	(110,602,863)
Class S Shares	(42,569,468)	(73,453,632)	—	—
Institutional I Shares	(737,173,495)	(764,361,922)	(1,741,077,371)	(2,772,043,955)
Institutional II Shares	(2,660,643,620)	(2,040,303,699)	(3,135,973,704)	(3,992,129,406)

Change in net assets resulting from share transactions	(58,998,082)	(307,462,017)	(229,604,395)	(965,523,229)

Change in net assets	(58,979,005)	(307,459,123)	(229,617,166)	(965,522,078)
NET ASSETS:
Beginning of year	983,400,040	1,290,859,163	2,113,822,752	3,079,344,830

End of year	$924,421,035	$983,400,040	$1,884,205,586	$2,113,822,752

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$6,296	$(7,481)	$(15,456)	$(17,727)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	734,784,789	720,546,399	71,796,583	103,671,524
Class S Shares	42,441,571	73,937,677	—	—
Institutional I Shares	726,497,713	546,276,177	1,600,579,006	1,873,261,809
Institutional II Shares	2,682,169,766	1,942,550,395	3,046,806,667	3,932,313,069
Distributions reinvested
Class A Shares	7,239	14,668	3,139	6,257
Class S Shares	10	2	—	—
Institutional I Shares	388	438	1,954	249
Institutional II Shares	—	—	13	87
Shares redeemed
Class A Shares	(804,512,975)	(712,668,520)	(71,740,682)	(110,602,863)
Class S Shares	(42,569,468)	(73,453,632)	—	—
Institutional I Shares	(737,173,495)	(764,361,922)	(1,741,077,371)	(2,772,043,955)
Institutional II Shares	(2,660,643,620)	(2,040,303,699)	(3,135,973,704)	(3,992,129,406)

Net change resulting from share transactions	(58,998,082)	(307,462,017)	(229,604,395)	(965,523,229)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	29

	MTB Tax-Free Money Market Fund		MTB Money Market Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$36,100	$162,619	$465,415	$704,707

Change in net assets resulting from operations	36,100	162,619	465,415	704,707

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(2,058)	(7,515)	(43,015)	(116,197)
Class A2 Shares	—	—	(23,560)	(69,934)
Class B Shares	—	—	(19)	(74)
Class S Shares	—	—	(1,192)	(4,609)
Institutional I Shares	(24,011)	(128,949)	(225,258)	(295,177)
Institutional II Shares	(10,621)	(26,202)	(164,341)	(154,040)
Return of Capital
Class A Shares	—	—	—	(11,101)
Class A2 Shares	—	—	—	(6,681)
Class B Shares	—	—	—	(7)
Class S Shares	—	—	—	(440)
Institutional I Shares	—	—	—	(28,201)
Institutional II Shares	—	—	—	(14,717)

Change in net assets resulting from distributions to shareholders	(36,690)	(162,666)	(457,385)	(701,178)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	37,814,367	41,566,010	1,159,756,741	1,449,614,626
Class A2 Shares	—	—	155,495,435	124,710,770
Class B Shares	—	—	48,770	500
Class S Shares	—	—	112,590,000	191,756,126
Institutional I Shares	170,176,509	153,583,649	1,116,334,940	1,058,237,609
Institutional II Shares	82,897,090	52,330,657	858,351,940	1,012,783,706
Distributions reinvested
Class A Shares	2,026	7,366	33,365	92,645
Class A2 Shares	—	—	23,257	87,198
Class B Shares	—	—	21	82
Class S Shares	—	—	60	105
Institutional I Shares	345	331	16,082	19,446
Institutional II Shares	—	—	10	11
Cost of shares redeemed
Class A Shares	(44,986,161)	(43,962,564)	(1,273,362,600)	(1,620,640,497)
Class A2 Shares	—	—	(182,348,866)	(200,383,611)
Class B Shares	—	—	(253,926)	(213,046)
Class S Shares	—	—	(119,546,284)	(209,353,532)
Institutional I Shares	(145,290,490)	(250,252,322)	(1,170,580,109)	(1,303,759,963)
Institutional II Shares	(86,444,854)	(64,602,635)	(867,066,245)	(1,034,891,769)

Change in net assets resulting from share transactions	14,168,832	(111,329,508)	(210,507,409)	(531,939,594)

Change in net assets	14,168,242	(111,329,555)	(210,499,379)	(531,936,065)
NET ASSETS:
Beginning of year	139,735,136	251,064,691	1,708,886,389	2,240,822,454

End of year	$153,903,378	$139,735,136	$1,498,387,010	$1,708,886,389

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,060	$4,650	$(21,254)	$(29,284)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	37,814,367	41,566,010	1,159,756,741	1,449,614,626
Class A2 Shares	—	—	155,495,435	124,710,770
Class B Shares	—	—	48,770	500
Class S Shares	—	—	112,590,000	191,756,106
Institutional I Shares	170,176,509	153,583,649	1,116,334,940	1,058,237,609
Institutional II Shares	82,897,090	52,330,657	858,351,940	1,012,783,706
Distributions reinvested
Class A Shares	2,026	7,366	33,365	92,645
Class A2 Shares	—	—	23,257	87,198
Class B Shares	—	—	21	82
Class S Shares	—	—	60	105
Institutional I Shares	345	331	16,082	19,446
Institutional II Shares	—	—	10	11
Shares redeemed
Class A Shares	(44,986,161)	(43,962,564)	(1,273,362,600)	(1,620,640,346)
Class A2 Shares	—	—	(182,348,866)	(200,383,611)
Class B Shares	—	—	(253,926)	(213,046)
Class S Shares	—	—	(119,546,284)	(209,353,529)
Institutional I Shares	(145,290,490)	(250,252,322)	(1,170,580,109)	(1,303,759,963)
Institutional II Shares	(86,444,854)	(64,602,635)	(867,066,245)	(1,034,891,768)

Net change resulting from share transactions	14,168,832	(111,329,508)	(210,507,409)	(531,939,459)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2011

30	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Prime Money Market Fund		MTB New York Tax-Free Money Market Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$199,943	$323,788	$17,264	$92,288
Net realized gain (loss) on investments	8,001	—	(2,115)	(63,251)

Change in net assets resulting from operations	207,944	323,788	15,149	29,037

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	—	—	(6,670)	(25,354)
Corporate Shares	(200,111)	(323,835)	—	—
Institutional I Shares	—	—	(9,091)	(66,359)
Distributions from net realized gain on investments
Corporate Shares	(2,500)	—	—	—

Change in net assets resulting from distributions to shareholders	(202,611)	(323,835)	(15,761)	(91,713)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	—	—	171,744,955	199,048,434
Corporate Shares	1,192,328,824	1,196,398,750	—	—
Institutional I Shares	—	—	163,024,541	143,991,061
Distributions reinvested
Class A Shares	—	—	6,100	31,389
Corporate Shares	61,169	107,716	—	—
Institutional I Shares	—	—	1,204	9,672
Cost of shares redeemed
Class A Shares	—	—	(176,961,528)	(224,978,573)
Corporate Shares	(1,219,955,099)	(1,335,283,403)	—	—
Institutional I Shares	—	—	(163,194,785)	(209,520,671)

Change in net assets resulting from share transactions	(27,565,106)	(138,776,937)	(5,379,513)	(91,418,688)

Change in net assets	(27,559,773)	(138,776,984)	(5,380,125)	(91,481,364)
NET ASSETS:
Beginning of year	425,757,041	564,534,025	105,565,136	197,046,500

End of year	$398,197,268	$425,757,041	$100,185,011	$105,565,136

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(231)	$(63)	$181	$(1,322)

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	—	—	171,744,955	199,048,434
Corporate Shares	1,192,328,824	1,196,398,750	—	—
Institutional I Shares	—	—	163,024,541	143,991,061
Distributions reinvested
Class A Shares	—	—	6,100	31,389
Corporate Shares	61,169	107,716	—	—
Institutional I Shares	—	—	1,204	9,672
Shares redeemed
Class A Shares	—	—	(176,961,528)	(224,978,573)
Corporate Shares	(1,219,955,099)	(1,335,283,403)	—	—
Institutional I Shares	—	—	(163,194,785)	(209,520,671)

Net change resulting from share transactions	(27,565,106)	(138,776,937)	(5,379,513)	(91,418,688)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	31

	MTB Pennsylvania Tax-Free Money Market Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$5,193	$25,794

Change in net assets resulting from operations	5,193	25,794

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(541)	(2,000)
Institutional I Shares	(3,015)	(20,607)
Institutional II Shares	(1,845)	(3,672)

Change in net assets resulting from distributions to shareholders	(5,401)	(26,279)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	11,034,485	20,834,909
Institutional I Shares	47,408,136	49,437,783
Institutional II Shares	1,368,779	20,093,481
Distributions reinvested
Class A Shares	564	2,192
Institutional I Shares	603	1,585
Institutional II Shares	—	—
Cost of shares redeemed
Class A Shares	(12,986,353)	(18,729,732)
Institutional I Shares	(53,207,667)	(80,027,020)
Institutional II Shares	(7,810,178)	(9,721,831)

Change in net assets resulting from share transactions	(14,191,631)	(18,108,633)

Change in net assets	(14,191,839)	(18,109,118)
NET ASSETS:
Beginning of year	39,940,831	58,049,949

End of year	$25,748,992	$39,940,831

Undistributed net investment income included in net assets at end of year	$2,884	$3,092

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	11,034,485	20,834,909
Institutional I Shares	47,408,136	49,437,783
Institutional II Shares	1,368,779	20,093,481
Distributions reinvested
Class A Shares	564	2,192
Institutional I Shares	603	1,585
Institutional II Shares	—	—
Shares redeemed
Class A Shares	(12,986,353)	(18,729,732)
Institutional I Shares	(53,207,667)	(80,027,020)
Institutional II Shares	(7,810,178)	(9,721,831)

Net change resulting from share transactions	(14,191,631)	(18,108,633)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2011

32	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. TREASURY MONEY MARKET FUND

CLASS A SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.005	0.033	0.043

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.005)	(0.033)	(0.043)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		0.54%	3.40%	4.42%
Net Assets, End of Period (000’s)	$71,929		$141,648		$133,754	$103,488	$108,698
Ratios to Average Net Assets
Gross Expense	0.74%		0.74%		0.74%	0.76%	0.78%
Net Expenses(b)	0.17%		0.20%		0.60%	0.74%	0.72%
Net Investment Income	0.01%		0.02%		0.48%	3.32%	4.33%

CLASS S SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.004	0.031	0.041

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.004)	(0.031)	(0.041)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		0.43%	3.14%	4.18%
Net Assets, End of Period (000’s)	$10,627		$10,755		$10,271	$21,153	$27,794
Ratios to Average Net Assets
Gross Expense	0.99%		0.98%		0.99%	1.01%	1.03%
Net Expenses(b)	0.16%		0.20%		0.74%	0.99%	0.96%
Net Investment Income	0.01%		0.02%		0.45%	3.27%	4.10%

INSTITUTIONAL I SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.007	0.036	0.046

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.007)	(0.036)	(0.046)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		0.68%	3.66%	4.66%
Net Assets, End of Period (000’s)	$165,795		$176,467		$394,550	$565,532	$336,470
Ratios to Average Net Assets
Gross Expense	0.74%		0.74%		0.74%	0.75%	0.77%
Net Expenses(b)	0.17%		0.23%		0.46%	0.49%	0.49%
Net Investment Income	0.01%		0.02%		0.64%	3.64%	4.57%

INSTITUTIONAL II SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.006	0.035	0.044

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.006)	(0.035)	(0.044)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		0.58%	3.51%	4.51%
Net Assets, End of Period (000’s)	$676,070		$654,530		$752,284	$447,430	$382,644
Ratios to Average Net Assets
Gross Expense	0.74%		0.73%		0.74%	0.75%	0.77%
Net Expenses(b)	0.16%		0.22%		0.54%	0.64%	0.63%
Net Investment Income	0.01%		0.03%		0.39%	3.22%	4.40%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	33

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. GOVERNMENT MONEY MARKET FUND

CLASS A SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.011	0.038	0.044

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.011)	(0.038)	(0.044)
Return of Capital	(0.000	)(c)	(0.000	)(c)	—	—	—

Total Distributions	(0.000)		(0.000)		(0.011)	(0.038)	(0.044)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		1.14%	3.97%	4.53%
Net Assets, End of Period (000’s)	$35,561		$35,502		$42,427	$26,789	$23,755
Ratios to Average Net Assets
Gross Expense	0.98%		1.00%		0.99%	0.99%	1.01%
Net Expenses(b)	0.25%		0.30%		0.73%	0.70%	0.72%
Net Investment Income	0.01%		0.02%		0.97%	3.77%	4.67%

INSTITUTIONAL I SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.013	0.041	0.047

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.013)	(0.041)	(0.047)
Return of Capital	(0.000	)(c)	(0.000	)(c)	—	—	—

Total Distributions	(0.001)		(0.000)		(0.013)	(0.041)	(0.047)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		1.34%	4.20%	4.83%
Net Assets, End of Period (000’s)	$355,506		$496,004		$1,394,758	$2,196,947	$1,420,028
Ratios to Average Net Assets
Gross Expense	0.74%		0.75%		0.73%	0.73%	0.76%
Net Expenses(b)	0.26%		0.32%		0.48%	0.45%	0.45%
Net Investment Income	0.01%		0.02%		1.38%	3.97%	4.74%

INSTITUTIONAL II SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.012	0.040	0.046

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.012)	(0.040)	(0.046)
Return of Capital	(0.000	)(c)	(0.000	)(c)	—	—	—

Total Distributions	(0.000)		(0.000)		(0.012)	(0.040)	(0.046)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		1.23%	4.09%	4.74%
Net Assets, End of Period (000’s)	$1,493,139		$1,582,317		$1,642,160	$1,417,435	$1,075,679
Ratios to Average Net Assets
Gross Expense	0.73%		0.74%		0.73%	0.73%	0.76%
Net Expenses(b)	0.25%		0.29%		0.58%	0.55%	0.54%
Net Investment Income	0.01%		0.02%		1.17%	3.88%	4.63%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

34	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.010	0.024	0.027
Net Realized and Unrealized Gain (Loss)	—		—		—	0.001	—

Total Income (Loss) From Operations	0.000		0.000		0.010	0.025	0.027

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.010)	(0.025)	(0.027)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.03%		1.00%	2.49%	2.78%
Net Assets, End of Period (000’s)	$11,779		$18,949		$21,338	$22,194	$19,781
Ratios to Average Net Assets
Gross Expense	1.08%		1.04%		1.03%	1.08%	1.09%
Net Expenses(b)	0.41%		0.47%		0.80%	0.79%	0.80%
Net Investment Income	0.01%		0.04%		0.99%	2.44%	2.72%

INSTITUTIONAL I SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.001		0.014	0.028	0.031
Net Realized and Unrealized Gain (Loss)	—		—		—	0.001	—

Total Income (Loss) From Operations	0.000		0.001		0.014	0.029	0.031

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.001)		(0.014)	(0.029)	(0.031)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.03%		0.09%		1.40%	2.88%	3.19%
Net Assets, End of Period (000’s)	$108,802		$83,916		$180,584	$70,133	$41,617
Ratios to Average Net Assets
Gross Expense	0.83%		0.78%		0.78%	0.90%	0.84%
Net Expenses(b)	0.39%		0.41%		0.42%	0.39%	0.41%
Net Investment Income	0.03%		0.10%		1.14%	2.75%	3.13%

INSTITUTIONAL II SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.001		0.012	0.026	0.030
Net Realized and Unrealized Gain (Loss)	—		—		—	0.001	—

Total Income (Loss) From Operations	0.000		0.001		0.012	0.027	0.030

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.001)		(0.012)	(0.027)	(0.030)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.03%		0.06%		1.25%	2.74%	3.04%
Net Assets, End of Period (000’s)	$33,322		$36,870		$49,143	$39,081	$29,292
Ratios to Average Net Assets
Gross Expense	0.83%		0.78%		0.78%	0.82%	0.84%
Net Expenses(b)	0.39%		0.45%		0.56%	0.54%	0.55%
Net Investment Income	0.03%		0.06%		1.21%	2.64%	2.98%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	35

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MONEY MARKET FUND

CLASS A SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.011	0.041	0.046

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.011)	(0.041)	(0.046)
Return of Capital	—		(0.000	)(c)	—	—	—

Total Distributions	(0.000)		(0.000)		(0.011)	(0.041)	(0.046)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		1.13%	4.14%	4.72%
Net Assets, End of Period (000’s)	$345,931		$459,497		$630,429	$837,674	$740,486
Ratios to Average Net Assets
Gross Expense	0.75%		0.77%		0.76%	0.75%	0.78%
Net Expenses(b)	0.28%		0.29%		0.67%	0.67%	0.63%
Net Investment Income	0.01%		0.02%		1.20%	3.97%	4.62%

CLASS A2 SHARES(d)	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.013	0.043	0.047

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.013)	(0.043)	(0.047)
Return of Capital	—		(0.000	)(c)	—	—	—

Total Distributions	(0.000)		(0.000)		(0.013)	(0.043)	(0.047)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.03%		1.30%	4.35%	4.83%
Net Assets, End of Period (000’s)	$217,836		$244,661		$320,238	$459,544	$156,286
Ratios to Average Net Assets
Gross Expense	1.00%		1.02%		1.00%	0.99%	1.03%
Net Expenses(b)	0.28%		0.28%		0.49%	0.47%	0.49%
Net Investment Income	0.01%		0.03%		1.42%	3.98%	4.85%

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

36	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MONEY MARKET FUND – (continued)

CLASS S SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.009	0.038	0.043

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.009)	(0.038)	(0.043)
Return of Capital	—		(0.000	)(c)	—	—	—

Total Distributions	(0.000)		(0.000)		(0.009)	(0.038)	(0.043)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.02%		0.92%	3.88%	4.40%
Net Assets, End of Period (000’s)	$5,870		$12,826		$30,423	$62,025	$61,091
Ratios to Average Net Assets
Gross Expense	1.00%		1.02%		1.00%	1.00%	1.03%
Net Expenses(b)	0.28%		0.34%		0.88%	0.92%	0.93%
Net Investment Income	0.01%		0.03%		1.07%	3.75%	4.33%

INSTITUTIONAL I SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.013	0.043	0.048

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.013)	(0.043)	(0.048)
Return of Capital	—		(0.000	)(c)	—	—	—

Total Distributions	(0.000)		(0.000)		(0.013)	(0.043)	(0.048)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.04%		0.05%		1.35%	4.40%	4.92%
Net Assets, End of Period (000’s)	$512,363		$566,594		$812,096	$790,578	$502,907
Ratios to Average Net Assets
Gross Expense	0.75%		0.77%		0.76%	0.74%	0.78%
Net Expenses(b)	0.25%		0.26%		0.45%	0.42%	0.43%
Net Investment Income	0.04%		0.05%		1.31%	4.09%	4.82%

INSTITUTIONAL II SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.012	0.042	0.047

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.012)	(0.042)	(0.047)
Return of Capital	—		(0.000	)(c)	—	—	—

Total Distributions	(0.000)		(0.000)		(0.012)	(0.042)	(0.047)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.04%		0.04%		1.25%	4.29%	4.82%
Net Assets, End of Period (000’s)	$416,387		$425,103		$447,219	$1,104,416	$555,422
Ratios to Average Net Assets
Gross Expense	0.75%		0.77%		0.74%	0.74%	0.78%
Net Expenses(b)	0.25%		0.26%		0.53%	0.52%	0.53%
Net Investment Income	0.04%		0.04%		1.55%	3.93%	4.73%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.
(d)	Formerly Institutional Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	37

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PRIME MONEY MARKET FUND

CORPORATE SHARES(c)	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.001	0.001	0.013	0.043	0.048

Less Distributions From:
Net Investment Income	(0.001)	(0.001)	(0.013)	(0.043)	(0.048)

Net Asset Value, End of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.05%	0.07%	1.35%	4.44%	4.94%
Net Assets, End of Period (000’s)	$398,197	$425,757	$564,534	$454,775	$349,459
Ratios to Average Net Assets
Gross Expense	1.01%	1.01%	1.01%	0.97%	1.03%
Net Expenses(b)	0.23%	0.24%	0.39%	0.37%	0.40%
Net Investment Income	0.05%	0.07%	1.27%	4.19%	4.83%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Formerly Institutional Shares.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

38	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB NEW YORK TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.010		0.024		0.028

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.010)		(0.024)		(0.028)
Net Realized Gains	—		—		(0.000	)(c)	(0.000	)(c)	—

Total Distributions	(0.000)		(0.000)		(0.010)		(0.024)		(0.028)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000

Total Return(a)	0.01%		0.03%		1.06%		2.47%		2.86%
Net Assets, End of Period (000’s)	$52,518		$57,728		$83,653		$100,280		$80,685
Ratios to Average Net Assets
Gross Expense	0.86%		0.81%		0.79%		0.80%		0.84%
Net Expenses(b)	0.37%		0.52%		0.75%		0.74%		0.72%
Net Investment Income	0.01%		0.03%		1.06%		2.36%		2.81%

INSTITUTIONAL I SHARES	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.001		0.013		0.025		0.030
Net Realized and Unrealized Gain (Loss)	—		—		—		0.002		—

Total Income (Loss) From Operations	0.000		0.001		0.013		0.027		0.030

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.001)		(0.013)		(0.027)		(0.030)
Net Realized Gains	—		—		(0.000	)(c)	(0.000	)(c)	—

Total Distributions	(0.000)		(0.001)		(0.013)		(0.027)		(0.030)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000		$ 1.000		$ 1.000

Total Return(a)	0.02%		0.07%		1.30%		2.72%		3.08%
Net Assets, End of Period (000’s)	$47,667		$47,838		$113,393		$49,637		$30,767
Ratios to Average Net Assets
Gross Expense	0.86%		0.81%		0.79%		0.80%		0.85%
Net Expenses(b)	0.37%		0.49%		0.50%		0.49%		0.50%
Net Investment Income	0.02%		0.08%		1.24%		2.52%		3.02%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (concluded)	39

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PENNSYLVANIA TAX-FREE MONEY MARKET FUND

CLASS A SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.010	0.025	0.028

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.010)	(0.025)	(0.028)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.01%		0.03%		0.97%	2.50%	2.81%
Net Assets, End of Period (000’s)	$5,293		$7,245		$5,137	$6,320	$3,817
Ratios to Average Net Assets
Gross Expense	1.41%		1.25%		1.13%	1.30%	1.41%
Net Expenses(b)	0.41%		0.44%		0.76%	0.75%	0.77%
Net Investment Income	0.01%		0.03%		0.98%	2.41%	2.83%

INSTITUTIONAL I SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.001		0.011	0.027	0.030

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.001)		(0.011)	(0.027)	(0.030)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		0.06%		1.16%	2.71%	3.03%
Net Assets, End of Period (000’s)	$12,380		$18,178		$48,766	$59,232	$15,343
Ratios to Average Net Assets
Gross Expense	1.16%		0.99%		0.88%	1.04%	1.16%
Net Expenses(b)	0.40%		0.47%		0.57%	0.55%	0.57%
Net Investment Income	0.02%		0.07%		1.09%	2.46%	2.96%

INSTITUTIONAL II SHARES	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(c)	0.000	(c)	0.011	0.026	0.029

Less Distributions From:
Net Investment Income	(0.000	)(c)	(0.000	)(c)	(0.011)	(0.026)	(0.029)

Net Asset Value, End of Period	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return(a)	0.02%		0.04%		1.06%	2.61%	2.97%
Net Assets, End of Period (000’s)	$8,076		$14,518		$4,146	$3,685	$931
Ratios to Average Net Assets
Gross Expense	1.15%		1.00%		0.89%	1.03%	1.15%
Net Expenses(b)	0.41%		0.39%		0.67%	0.65%	0.65%
Net Investment Income	0.02%		0.03%		0.97%	2.38%	2.90%

(a)	Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Represents less than $0.001.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2011

40	NOTES TO FINANCIAL STATEMENTS

MTB Group of Funds

April 30, 2011

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 23 portfolios, 7 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 16 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Goal
MTB U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

MTB U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

MTB Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from federal income taxes while maintaining liquidity and stability of principal.

MTB Money Market Fund (“Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

MTB Prime Money Market Fund (“Prime Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

MTB New York Tax-Free Money Market Fund (“New York Tax-Free Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from both federal and New York state and local income taxes while maintaining liquidity and stability of principal.

MTB Pennsylvania Tax-Free Money Market Fund (“Pennsylvania Tax-Free Money Market Fund”)(d)	The Fund seeks to provide current income that is exempt from both federal and Pennsylvania state and local income taxes while maintaining liquidity and stability of principal.

(d)	Diversified

The Trust offers 7 classes of shares: Class A Shares, Class A2 Shares (formerly Institutional Shares), Class C Shares, Class S Shares, Corporate Shares, Institutional I Shares and Institutional II Shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

At a meeting of the Board of Trustees (the “Board”, or the “Trustees”) of the Trust held on March 9, 2011, the Trustees approved the conversion of Class B Shares of the MTB Money Market Fund into Class A2 Shares of the same Fund. Class A2 shares are subject to the same fees and expenses as the Class B Shares of that Fund, except that Class A2 Shares have lower 12b-1 fees.

On April 1, 2011, Class B Shares of the MTB Money Market Fund were terminated after the conversion into Class A2 Shares. Class B shareholders did not incur any transaction costs and since the transaction was tax-free for federal income tax purposes, Class B shareholders will not have a taxable gain or loss on the conversion of their Class B Shares to Class A2. Class B Shares of the Fund have been closed to new investors since December 31, 2008.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities in accordance with Rule 2a-7 under the Act.

The Trust follows authoritative guidance for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. For the year ended April 30, 2011, there were no significant transfers between Levels 1, 2 and 3 assets and liabilities.

In May 2011, the International Accounting Standards Board and the Financial Accounting Standards Board issued new guidance to improve and align fair value measurement and disclosure requirements. The guidance was issued as International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement, and Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. IFRS 13 and ASU 2011-04

(continued on next page)

April 30, 2011  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	41

include common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All Funds, except Prime Money Market Fund, offer multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distribution rates are generally due to differences in separate class expense.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses.

Premium and Discount Amortization/Accretion – All premiums and discounts are amortized/accreted.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal income tax are necessary.

3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on expiration of loss carryforwards and distribution recognition on income distribution payable.

As of April 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the three-year periods ended April 30, 2010, 2009 and 2008, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Accumulated Net Realized Loss	Paid-in Capital
Money Market Fund	11,291	(11,291)

Net investment income (loss), net realized gain (loss), and net assets were not affected by these reclassifications.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended April 30, 2011 and 2010 were as follows:

Fund	2011 Return of Capital	2011 Ordinary Income*		2010 Return of Capital	2010 Ordinary Income
U.S. Treasury Money Market Fund	$—	$106,909		$—	$182,767
U.S. Government Money Market Fund	15,042	225,133		188,648	273,121
Tax-Free Money Market Fund	—	36,690	**	—	162,666	***
Money Market Fund	—	457,385		61,147	640,031
Prime Money Market Fund	—	202,611		—	323,835
New York Tax-Free Money Market Fund	—	15,761	**	—	91,713	***
Pennsylvania Tax-Free Money Market Fund	—	5,401	**	—	26,279	***

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

**	Included in this amount is tax exempt income of $36,662, $15,710 and $5,342 for the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, and Pennsylvania Tax-Free Money Market Fund, respectively.

***	Included in this amount is tax exempt income of $162,631, $86,000 and $26,279 for the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund, and Pennsylvania Tax-Free Money Market Fund, respectively.

(continued on next page)

ANNUAL REPORT  /  April 30, 2011

42	NOTES TO FINANCIAL STATEMENTS

As of April 30, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed (Distribution in Excess of) Ordinary Income	Capital Loss Carryforward
U.S. Treasury Money Market Fund	$11,596	$—
U.S. Government Money Market Fund	(15,456)	—
Tax-Free Money Market Fund	4,060 *	—
Money Market Fund	(21,254)	—

Fund	Undistributed (Distribution in Excess of) Ordinary Income		Capital Loss Carryforward
Prime Money Market Fund	$2,343		$—
New York Tax-Free Money Market Fund	181	*	(72,023)
Pennsylvania Tax-Free Money Market Fund	2,884	*	—

*	Included in this amount is tax exempt income of $4,060, $181 and $2,884 for the Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund, respectively.

At April 30, 2011, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire in			Total Capital Loss Carryforwards
Fund	2017	2018	2019
New York Tax-Free Money Market	6,657	63,251	2,115	72,023

During the year ended April 30, 2011, the Money Market Fund had a capital loss carryforward expire in the amount of $11,291.

In addition, the Prime Money Market Fund utilized $2,927 to offset taxable gains realized during the year ended April 30, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – MTB Investment Advisors, Inc. (“MTBIA,” or the “Advisor”) receives for its services an annual investment advisory fee, accrued daily and paid daily, equal to 0.40% of each Fund’s average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. For the year ended April 30, 2011, the Advisor voluntarily agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of each Fund in order to limit each Fund’s average expenses for the year. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

Administrative Fee – BNY Mellon provides the Trust with fund administration, accounting, and custody services. Fees for such services are based on assets and volume of transactions. For the period September 10, 2007 through September 10, 2010, BNY Mellon agreed to limit fees payable by the Trust for fund administration, accounting and custody services to $2,679,285 per year. MTBIA in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrative personnel and services fees payable to MTBIA are calculated as follows:

Maximum Fee	Average Aggregate Daily Net Assets of the Trust
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

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April 30, 2011  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	43

MTBIA may voluntarily choose to waive any portion of its fee. MTBIA can modify or terminate its voluntary waiver at any time in its sole discretion. For the year ended April 30, 2011, MTBIA did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds, except U.S. Treasury Money Market Fund’s Class A Shares, Money Market Fund’s Class A Shares and New York Tax-Free Money Market Fund’s Class A Shares, to pay fees to financial intermediaries which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares, Class A2 Shares, Class S Shares, Corporate Shares and Institutional II Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares.

The Funds may reduce the maximum amount of distribution service fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class A2 Shares, Class S Shares, Corporate Shares and Institutional I Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc. (“M&T”), an affiliate of the Advisor, has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For the year ended April 30, 2011, M&T received a portion of the fees paid by the following Funds which are listed in the chart below:

Fund	Shareholder Services Fee
Tax-Free Money Market Fund	$168
Money Market Fund	166,808
New York Tax-Free Money Market Fund	1,029

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

ALPS Fund Services, Inc. provides transfer agency services to the Trust. For the period November 16, 2007 through November 16, 2010, BNY Mellon agreed to pay the excess amount of fees payable to ALPS Fund Services, Inc. for transfer agency services when the total expenses payable by the Trust exceed $1,047,803 per year. Effective October 1, 2010, BNY Mellon agreed to pay the excess amount of fees payable to ALPS Fund Services, Inc. when the total expenses payable by the Trust exceed $995,413 until

October 1, 2011. These amounts are shown as reimbursements on the Statements of Operations.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	CONCENTRATION OF RISK

Since New York Tax-Free Money Market Fund and Pennsylvania Tax-Free Money Market Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. Additionally, at April 30, 2011, Tax-Free Money Market Fund was invested 29.2% in Pennsylvania and 31.2% in New York State. In order to reduce the credit risk associated with such factors, at April 30, 2011, 16.3% for Tax-Free Money Market Fund, 21.9% for New York Tax-Free Money Market Fund and 9.6% for Pennsylvania Tax-Free Money Market Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 8.8% for Tax-Free Money Market Fund, 11.8% for New York Tax-Free Money Market Fund and 5.3% for Pennsylvania Tax-Free Money Market Fund.

6.	LINE OF CREDIT

The Trust participated in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNY Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNY Mellon. The termination date of this LOC is February 8, 2012. The Funds did not utilize the LOC for the year ended April 30, 2011.

7.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, except as set forth below, there are no material events that would require disclosure in the Funds’ financial statements through this date.

On June 9, 2011, the Board approved the re-naming of the Institutional I and Institutional II Shares to Class I and Class I2 Shares, respectively. This re-naming is expected to be effective at the close of business on or about August 31, 2011.

ANNUAL REPORT  /  April 30, 2011

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MTB U.S. Treasury Money Market Fund, MTB U.S. Government Money Market Fund, MTB Tax-Free Money Market Fund, MTB Money Market Fund, MTB Prime Money Market Fund, MTB New York Tax-Free Money Market Fund and MTB Pennsylvania Tax-Free Money Market Fund (seven of the Funds constituting MTB Group of Funds) (the “Funds”) as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds of the MTB Group of Funds at April 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2011

April 30, 2011  /  ANNUAL REPORT

45

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 100 East Pratt Street, 17th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

Kenneth G. Thompson* Manufacturers and Traders Trust Company (“M&T Bank”) Birth year: 1964 TRUSTEE Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank. Other Directorships Held: None
Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) Birth year: 1958 TRUSTEE Began serving: December 2007

Principal Occupation: President and Chief Executive Officer, MTB Investment Advisors, Inc. (3/07 to present).

Other Directorships Held: None

Previous Positions: Chairman and CEO Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice-President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).

*Kenneth G. Thompson and Jeffrey Durkee are “interested” due to positions they hold with M&T Bank, the parent of the Funds’ Advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia Birth year: 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Retired.

Other Directorships Held: Chairman, Community Foundation for Greater Buffalo (1/05 to 12/08); Chairman and Treasurer, Buffalo Olmstead Parks Conservancy (1/05 to 12/10); Chairman, Buffalo Philharmonic Orchestra Foundation (1/06 to 12/10); Vice Chairman, Christ the King Seminary (1/05 to 12/10); Director, Baker Victory Services (1/05 to 12/08); Director, Dunn Tire Corporation (1/05 to 12/10); Director, Read to Succeed Buffalo (1/09 to 12/10).

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc., manufacturer of paints and chemical specialties (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman Blue Cross Blue Shield of Western and Central New York (5/92 to 5/07); Director, Energy East, gas and electric utility; Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

ANNUAL REPORT  /  April 30, 2011

46

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc., a consulting firm specializing in executive compensation and governance services (2/06 to present), Retired (2002 to 2006).

Other Directorships Held: Highmark Blue Cross Blue Shield (4/01 to present); Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer, PinnacleHealth Systems, a non-profit hospital and health care system in central Pennsylvania.

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988	Principal Occupation: CEO, Gernatt Asphalt Products, Inc. (1979 to present). Other Directorships Held: Hilbert College (2000 to present).

William H. Cowie, Jr. Birth year: 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: MedStar Health Community (1972 to present). Previous Positions: Vice Chairman of Signet Banking Corp.

Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupation: Founder, Chairman and Director, Girard Partners Ltd., a registered investment advisory firm and Broker/Dealer (1995 to present); Chairman and Director Girard Capital, LLC, registered investment advisors (3/09 to present).

Other Directorships Held: Tristate Capital Bank (9/07 to present); Surrey Services for Seniors (2002 to 2008).

Dr. Marguerite D. Hambleton Birth year: 1943 TRUSTEE Began serving: September 2005

Principal Occupation: President, AAA New York State Association (7/09 to present).

Other Directorships Held: AAA National Foundation for Traffic Safety (12/85 to present); Catholic Health System (2004 to 2009).

Previous Positions: President, New York Federal Reserve Board, Buffalo Branch (12/05 to 4/08); President and CEO, AAA Western and Central New York (1985 to 2005).

OFFICERS

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions

Timothy L. Brenner Birth year: 1956 PRESIDENT Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank, President of M&T Life Insurance Company.
Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Group of Funds and MTB Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

April 30, 2011  /  ANNUAL REPORT

47

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupation: Vice President, M&T Bank and MTB Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Bradley J. Swenson Birth year: 1972 AML COMPLIANCE OFFICER Began serving: September 2007

Principal Occupation: Senior Vice President and Chief Compliance Officer, ALPS Distributors, Inc., ALPS Fund Services, Inc., FTAM Funds Distributor, Inc., ALPS Holdings, Inc. and ALPS Advisors, Inc.

Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.

Gregory B. McShea Birth year: 1965 CHIEF COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2009

Principal Occupation: Managing Director, MTB Investment Advisors, Inc.; Chief Compliance Officer, MTB Group of Funds.

Previous Positions: General Counsel, Legg Mason Capital Management, Inc. (2007 to 2009); General Counsel, Western Asset Management Company (2003 to 2009); Associate General Counsel and Compliance Director, Legg Mason Wood Walker, Incorporated (1997 to 2003).

Ralph V. Partlow III 25 S. Charles St., 22nd Floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: President and Managing Partner, Foreside Financial
Group, LLC (5/08 to present).

Previous Positions: Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC
(6/03 to 6/06), Vice President, Bainbridge Capital Management, LLC (8/02 to 5/04).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupation: Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (4/08 to present).

ANNUAL REPORT  /  April 30, 2011

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Co-Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Transfer Agent and Dividend

Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Independent Registered Public

Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street

Suite 4000

Philadelphia, PA 19103

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.

Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

(6/11)

MTB FUNDS

100 EAST PRATT STREET, 17TH FLOOR

BALTIMORE, MD 21202

MTB-AR-011M-0611

1-800-836-2211  /  mtbfunds.com

Managed by MTB Investment Advisors, Inc. – www.mtbia.com

PRESIDENT’S MESSAGE AND

ANNUAL REPORT — APRIL 30, 2011

MTB Group of Funds

Short Duration Government
Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Strategic Allocation Fund Large Cap Value Fund Large Cap Growth Fund Mid Cap Growth Fund Small Cap Growth Fund International Equity Fund

Dear Investor:

I am pleased to enclose the Annual Report of the MTB Group of Funds (the “Trust”). This report covers the Trust’s fiscal year, which is the 12-month reporting period from May 1, 2010 through April 30, 2011. Inside, you will find a discussion of the factors impacting each Fund’s performance during the reporting period, as well as a complete listing of each Fund’s holdings and financial statements.

The Economy and Financial Markets in Review

MTB Investments Advisors, Inc., the advisor to the Trust, has provided the following review of the economy, bond and stock markets over the 12-month reporting period:

The Economy

During the period under review for our report, the U.S. economy avoided a double dip recession. However, the growth has been weak, with the Commerce Department’s early estimate of Gross Domestic Product (“GDP”) growth of 1.8% in the first quarter. Since the end of the “Great Recession” (second quarter of 2009); the country has averaged a 2.8% growth rate which is significantly lower than the 4.6% growth rate during economic recoveries over the past 40 years (and seven recessions). Hopes for a better first quarter in 2011, were set back by exogenous events. The tragic earthquake and tsunami in Japan and political unrest in the Middle East and North Africa had an economic impact throughout the world.

Federal Reserve (“Fed”) Chairman Bernanke noted the slow first quarter growth, but felt it was “transitory” and is expected to improve throughout the year. Some stimulus was added by the Fed’s “quantitative easing” program (“QE2”) which is expected to end in June.1 Most economists feel the cessation of the Fed’s asset purchases will be offset by activity from the private sector.

Housing and jobs remain a concern, but over 260,000 new jobs were created in the private sector in April 2011 according to the U.S. Bureau of Labor Statistics. Consumer confidence, spending, and retail sales appeared favorable in the April 2011 reports from the U.S. Department of Commerce, and this should contribute to full-year growth.

Manufacturing reports released by the Institute for Supply Management have been favorable, with 15 out of 18 manufacturing industries reporting growth in March 2011. This marks the 20th consecutive month of manufacturing growth. Inflation talk has replaced the deflation concerns of early 2010. Price increases in the news have showcased selected commodities such as oil, precious metals, copper, cotton, corn, and wheat. These inflationary pressures are, in part, offset by lower housing prices and non-existent wage pressures.

According to the U.S. Department of Commerce, Bureau of Economic Analysis, the first quarter GDP growth is expected to be the low quarterly report for the year. On the positive side, the job picture is improving, consumers are upbeat, business investment is picking up, and corporate profits are up. Comments from Chairman Bernanke indicate that the Fed estimates economic growth of 3.3% and unemployment at 8.5% by the end of the calendar year.

The Bond Markets

The bond market has proven to be challenging over the last six months of the Funds’ fiscal year as investors allocated away from high quality bonds into “riskier” asset classes such as equities, commodities and low grade corporate bonds. As a result, the U.S. Department of the Treasury reported that the yield on the 10-year treasury note has risen from 2.63% on October 31, 2010 to 3.32% on April 30, 2011, even as the Fed nears the conclusion of its second massive treasury buyback, known as QE2.

While the domestic economy slowly recovers from the recession in 2008 and 2009, global geo-political events in the Middle East and North Africa and the tragic Japanese tsunami continue to influence the direction of interest rates in the United States. Standard and Poor’s put the “AAA” rating of the United States on credit watch “negative” in April 2011, implying that the U.S. has a ratings downgrade probability in the next two years of 1 in 3. Currently, Congress and the Administration are struggling with our $14.3 trillion debt limit.

We believe that the economy will continue to mend and slowly expand, QE2 will not be extended and that the Fed will raise the rate in the first quarter of 2012. With a growing economy, and some marginal increases in the Consumer Price Index (“CPI”), we look to reduce maturities in our taxable bond portfolios.

The municipal market has seen reduced supply by issuers over the last four months. We believe the supply/demand dynamics in the municipal market are favorable and feel optimistic about the prospects for this market. The municipal market has not endured substantially higher default levels predicted by some prognosticators in 2011 to date, and we continue to closely analyze our municipal credits.

PRESIDENT’S MESSAGE  /  April 30, 2011

ii

For the 12-month reporting period May 1, 2010 through April 30, 2011, certain Barclays Capital indices performed as follows2:

Barclays Capital U.S. Aggregate Bond Index[3]	Barclays Capital U.S. Treasury Bond Index[4]	Barclays Capital Fixed Rate Mortgage-Backed Securities Index[5]	Barclays Capital U.S. Credit Bond Index[6]	Barclays Capital Municipal Bond Index[7]
5.36%	4.64%	4.98%	7.03%	2.20%

The Stock Markets

The Funds’ fiscal year ended with indexes at or near 12-month highs. The effect of the global stimulus manifested itself in higher commodity and asset prices. So much so that China, one of the big engines of global economic growth, decided to shift focus and concentrate on taming inflation. Thus the tighten cycle in China began, and through the year many other emerging economies would follow. Coupled with this tightening cycle was the revelation the some European countries may have been using currency swaps to get around conditions set forth in the Maastricht treaty. The upshot was that there were calls for the breakup of the Euro. Suffice it to say the following four months in the stock markets were quite trying. In the stock market, you are guilty until proven innocent, and the charge was a global double dip recession.

The result was a stock market correction that lasted from approximately the first of May 2010 until the Fed’s Jackson Hole meeting in late August 2010. At this meeting, Chairman Bernanke suggested that the Fed would do what it takes to make sure the U.S. economy recovers. The stock market, similar to a young child, got what it wanted, QE2. It didn’t matter that we would have to wait until the next full two day meeting in late October for it to become official. The market, the forward price discounting mechanism that it is, started to move higher. The reflation trade was put back on, buy industrials, commodities, and energy, and short the dollar. The only problem is that eventually rising commodity prices slow growth, but I digress. To use an old bridge term, let’s review the bidding. From approximately May 1 to September 1, 2010, the S&P 500 corrected 14% and from September 1 to May 1, 2011, the S&P 500 appreciated by close to 30%.

What does the future hold? The theory behind QE2 is that if an economy is flooded with liquidity, and we can get inflationary expectations rising, then the velocity of money will increase, and the economy has a good chance of growing on its own. To date, leading economic indicators are starting to decline and inflationary pressures around the world are starting to intensify. A slower growth environment with declining inflation may just be what the doctor ordered.

For the 12-month reporting period May 1, 2010 through April 30, 2011, certain stock market indices performed as follows:

S&P 500 Index[8]	Dow Jones Industrial Average[9]	NASDAQ Composite Index[10]
17.22%	19.33%	17.98%

The Trust, with assets of $7.1 billion as of April 30, 2011, gives investors access to every major asset class and sector. Whether you are looking for a comfortable retirement, to fund a child’s higher education, pursue tax-free income11, stay ahead of inflation, or keep your cash working, one or more of the Trust’s Funds can provide you with the diversification, flexibility and professional management you need.12

Sincerely,

Timothy L. Brenner

President

June 13, 2011

April 30, 2011  /  PRESIDENT’S MESSAGE

iii

For more complete information, please download the Trust’s prospectus available on www.mtbfunds.com or call 1-800-836-2211 for a copy. You should consider the Funds’ investment objectives, risks, charges, and expenses carefully before you invest. Information about these and other important subjects is in the Trust’s prospectus, which you should read carefully before investing.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment.

1.	Quantitative easing is the practice of expanding a central bank’s balance sheet by buying long-term assets in an attempt to drive down long-term interest rates.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

3.	Barclays Capital U.S. Aggregate Bond Index is widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate-to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

4.	Barclays Capital U. S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

5.	Barclays Capital Fixed Rate Mortgage-Backed Securities Index is composed of all securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA graduated Payment Mortgages. The index is unmanaged and investments cannot be made directly in an index.

6.	Barclays Capital U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

7.	Barclays Capital Municipal Bond Index tracks the performance of long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

8.	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.	Dow Jones Industrial Average (“DJIA”) represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average prices of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA’s average movements are leading economic indicators for the stock market as a whole. The average is unmanaged and investments cannot be made directly in an average.

10.	NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is unmanaged and investments cannot be made directly in an index.

11.	Income generated by tax-free funds may be subject to the federal alternative minimum tax and state and local taxes.

12.	Diversification does not assure a profit nor protect against loss.

PRESIDENT’S MESSAGE  /  April 30, 2011

Managed by MTB Investment Advisors, Inc.

ANNUAL REPORT: APRIL 30, 2011

MTB Group of Funds

Short Duration Government
    Bond Fund

Short-Term Corporate Bond Fund

U.S. Government Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Maryland Municipal Bond Fund

Virginia Municipal Bond Fund

Intermediate-Term Bond Fund

Income Fund

Strategic Allocation Fund Large Cap Value Fund Large Cap Growth Fund Mid Cap Growth Fund Small Cap Growth Fund International Equity Fund

1

MTB SHORT DURATION GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Short Duration Government Bond Fund (the “Fund”) returned 2.10% for Class A Shares, 1.29% for Class C Shares, and 2.35% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital 1-3 Year U.S. Government Bond Index,** which returned 1.91%.

Although economic growth continued during the past fiscal year, the pace moderated as the positive effects of prior government stimulus programs expired. Higher energy prices were also a headwind for growth as the price of a barrel of oil climbed from $75 in May of 2010 to $114 on April 30, 2011, a 52% increase! The housing market also remained anemic as the supply of homes for sale dwarfed the demand for housing. New home sales hit an all-time low in February 2011 of 270,000 sales on an annualized basis. The record high new home sales were 1,389,000 units in July of 2005. The new home sales statistic has been measured since 1963. The good news was that even with the aforementioned headwinds, economic growth as measured by gross domestic product (“GDP”), grew at a respectable pace of 2.3% for the twelve month period ended in March of 2011.

The economy finally started to create new jobs with the unemployment rate falling from 9.7% to 9.0% during the fiscal year. The private sector of the economy created 2.1 million new jobs during the past year. However the public sector and especially state and local governments continued to cut spending to balance budgets. The government sector cut over 400,000 jobs since August 2008 as part of their cost cutting. The newly employed were eager to spend and retail sales and car sales in particular improved over the past year. The consumer also benefited from the social security tax cut that was implemented for 2011.

Interest rates moved lower during the fiscal year. The 2-year treasury yield declined in yield from 0.96% to 0.60%, while the 10-year treasury yield declined by a similar amount to a yield of 3.29% as of April 30, 2011. What was noteworthy for interest rates during the fiscal year was that the 2-year and 5-year treasury notes set record low yields in anticipation of the Federal Reserve (the “Fed”) announcing a second round of quantitative easing in early November. The 2-year treasury reached a low yield of 0.33% while the 5-year treasury hit a record low yield of 1.03%. Fears of a “double dip recession” caused by weaker than expected economic growth and in particular some further job market deterioration in conjunction with renewed fears of deflation and the widely anticipated quantitative easing program were the catalysts. In particular, the consumer price index (“CPI”), excluding food and energy, set a record year over year low in October of 2010 of 0.6%, thus the Fed’s concern over deflation. In response, the Fed announced they would purchase $600 billion of treasury securities by the end of the second quarter of 2011. The record low interest rates were short lived as economic growth improved and passage of further fiscal stimulus caused interest rates to rise dramatically during November and December of 2010. The 5-year treasury yield doubled from 1% to close the year at 2%. Also weighing on interest rates were higher energy prices and the subsequent rise of inflation. At fiscal year end, inflation had increased to 1.3% for the core rate, which excludes food and energy and 3.2 for the overall CPI for the past year. In general, broad based increases in commodity prices and oil in particular can be blamed for the higher inflation.

At fiscal year end, the Fed acknowledged “that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually. However, investment in nonresidential structures is still weak, and the housing sector continues to be depressed.” The Fed also stated, “Inflation has picked-up in recent months, but longer-term inflation expectations have remained stable and measures of underlying inflation are still subdued.” The Fed maintained its 0 to 0.25% federal funds target throughout the fiscal year as it has since December of 2008. Furthermore, the Fed “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” At fiscal year end, the federal funds futures market was not expecting a tightening of Fed policy until June of 2012.

The combination of moderate economic growth, strong earnings growth and investors’ demand for higher yielding securities resulted in outperformance for the corporate and mortgage backed sectors of the bond market. The average risk premium for investment grade corporate bonds declined by only 5 basis points during the fiscal year according to Barclays Capital. As of April 30, 2011, the average risk premium was 138 basis points. The corporate sector rebounded after risk premiums widened last spring and early summer in response to the aforementioned fears of a double dip recession and sovereign credit risks associated with Greece, Portugal and Ireland. The risk premium closed the month of June 2010 at 193 basis points, which was 50 basis points wider than the end of April 2010. These fears were somewhat allayed by the European Union’s bailout plan. The plan is designed to give these countries time to improve their fiscal position by implementing austerity programs. The mortgage backed sector was aided by the diminished supply of new mortgages as the housing market remained sluggish. Commercial banks continued to add to their mortgage holdings as loan growth remained weak.

Standard & Poor’s revised the outlook for the United States of America to negative from stable in April 2011 and affirmed the AAA sovereign credit ratings. This is the first time the United States has been placed on negative outlook by a major rating agency. Standard & Poor’s cited that it has been “More than two years after the beginning of the recent crisis, U.S. policymakers have still not agreed on how to reverse recent fiscal deterioration or address longer-term fiscal pressures.” Clearly this is a warning to the United States government that it must take steps to balance the budget and address Medicare and social security programs. This action had very little impact on the treasury market.

Looking forward, we expect economic growth to continue at a moderate pace and inflation at the core rate to move slightly higher. We are encouraged by the economy’s recent ability to create jobs which should support growth. We are concerned with the negative ramifications of higher gasoline prices but are hopeful that energy prices will moderate. We do not expect the Fed to tighten in 2011

ANNUAL REPORT  /  April 30, 2011

2

given that the unemployment rate although declining will still be too high for the Fed to tighten and inflation will not move too high. However, we do expect longer-term interest rates to move higher as the Fed’s quantitative easing program is scheduled to expire at the end of June 2011 and then the market will have to fill the void of the Fed no longer buying $75 billion of treasury securities per month.

In the Fund, we continue to emphasize duration management and bond structure. We have reduced our average maturity in 2011 and have added some securities to hedge against a higher rate of inflation.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 0.28%, adjusted for the Fund’s maximum sales charge, and the total return for Class C Shares was 0.29%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. Government obligations with maturities between one and three years. The index is unmanaged and investments cannot be made directly in an index.

The Consumer Price Index provides a measure of inflation at the retail level.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2011  /  ANNUAL REPORT

3

MTB SHORT DURATION GOVERNMENT BOND FUND –
CLASS A AND C SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Short Duration Government Bond Fund (Class A Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2011, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”)2,3 and the Lipper Short U.S. Government Average.2,3

The graph below illustrates the hypothetical investment of $10,0002,4 in the MTB Short Duration Government Bond Fund (Class C Shares) (the “Fund”) from April 9, 2010 (start of performance) to April 30, 2011, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index
(“BC1-3GB”)2,3 and the Lipper Short U.S. Government Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

	Class A	Class C
1 Year	0.28%	0.29%
5 Years	3.76%	N/A
Start of Performance[5]	2.98%	1.50%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 1.00% for Class C Shares.

Annual Operating Expense Ratio

	Class A	Class C
Before Waivers	1.36%	2.11%
After Waivers	0.89%	1.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BC1-3GB and the Lipper Short U.S. Government Average performance presented is as of the nearest month-end following inception date.

3	The BC1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

4	Represents a hypothetical investment of $10,000 in Class C Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 1 year from the purchase date.

5	The start of performance for Class A Shares was August 18, 2003 and Class C Shares was April 9, 2010.

ANNUAL REPORT  /  April 30, 2011

4

MTB SHORT DURATION GOVERNMENT BOND FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short Duration Government Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital 1-3 Year U.S. Government Bond Index (“BC1-3GB”)1,2 and the Lipper Short U.S. Government Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	2.35%
5 Years	4.36%
10 Years	3.68%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.11%
After Waivers	0.64%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC1-3GB and the Lipper Short U.S. Government Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BC1-3GB and the Lipper Short U.S. Government Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2011  /  ANNUAL REPORT

5

MTB SHORT-TERM CORPORATE BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Short-Term Corporate Bond Fund (the “Fund”) returned 2.57% for Class A Shares, 1.89% for Class C Shares, and 2.83% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index,** which returned 2.27%.

Although economic growth continued during the past fiscal year, the pace moderated as the positive effects of prior government stimulus programs expired. Higher energy prices were also a headwind for growth as the price of a barrel of oil climbed from $75 in May of 2010 to $114 on April 30, 2011, a 52% increase! The housing market also remained anemic as the supply of homes for sale dwarfed the demand for housing. New home sales hit an all-time low in February 2011 of 270,000 sales on an annualized basis. The record high new home sales were 1,389,000 units in July of 2005. The new home sales statistic has been measured since 1963. The good news was that even with the aforementioned headwinds, economic growth as measured by gross domestic product (“GDP”), grew at a respectable pace of 2.3% for the twelve month period ended in March of 2011.

The economy finally started to create new jobs with the unemployment rate falling from 9.7% to 9.0% during the fiscal year. The private sector of the economy created 2.1 million new jobs during the past year. However the public sector and especially state and local governments continued to cut spending to balance budgets. The government sector cut over 400,000 jobs since August 2008 as part of their cost cutting. The newly employed were eager to spend and retail sales and car sales in particular improved over the past year. The consumer also benefited from the social security tax cut that was implemented for 2011.

Interest rates moved lower during the fiscal year. The 2-year treasury yield declined in yield from 0.96% to 0.60%, while the 10-year treasury yield declined by a similar amount to a yield of 3.29% as of April 30, 2011. What was noteworthy for interest rates during the fiscal year was that the 2-year and 5-year treasury notes set record low yields in anticipation of the Federal Reserve (the “Fed”) announcing a second round of quantitative easing in early November. The 2-year treasury reached a low yield of 0.33% while the 5-year treasury hit a record low yield of 1.03%. Fears of a “double dip recession” caused by weaker than expected economic growth and in particular some further job market deterioration in conjunction with renewed fears of deflation and the widely anticipated quantitative easing program were the catalysts. In particular, the consumer price index (“CPI”), excluding food and energy, set a record year over year low in October of 2010 of 0.6%, thus the Fed’s concern over deflation. In response, the Fed announced they would purchase $600 billion of treasury securities by the end of the second quarter of 2011. The record low interest rates were short lived as economic growth improved and passage of further fiscal stimulus caused interest rates to rise dramatically during November and December of 2010. The 5-year treasury yield doubled from 1% to close the year at 2%. Also weighing on interest rates were higher energy prices and the subsequent rise of inflation. At fiscal year end, inflation had increased to 1.3% for the core rate, which excludes food and energy and 3.2 for the overall CPI for the past year. In general, broad based increases in commodity prices and oil in particular can be blamed for the higher inflation.

At fiscal year end, the Fed acknowledged “that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually. However, investment in nonresidential structures is still weak, and the housing sector continues to be depressed.” The Fed also stated, “Inflation has picked-up in recent months, but longer-term inflation expectations have remained stable and measures of underlying inflation are still subdued.” The Fed maintained its 0 to 0.25% federal funds target throughout the fiscal year as it has since December of 2008. Furthermore, the Fed “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” At fiscal year end, the federal funds futures market was not expecting a tightening of Fed policy until June of 2012.

The combination of moderate economic growth, strong earnings growth and investors’ demand for higher yielding securities resulted in outperformance for the corporate and mortgage backed sectors of the bond market. The average risk premium for investment grade corporate bonds declined by only 5 basis points during the fiscal year according to Barclays Capital. As of April 30, 2011 the average risk premium was 138 basis points. The corporate sector rebounded after risk premiums widened last spring and early summer in response to the aforementioned fears of a double dip recession and sovereign credit risks associated with Greece, Portugal and Ireland. The risk premium closed the month of June 2010 at 193 basis points, which was 50 basis points wider than the end of April 2010. These fears were somewhat allayed by the European Union’s bailout plan. The plan is designed to give these countries time to improve their fiscal position by implementing austerity programs. The mortgage backed sector was aided by the diminished supply of new mortgages as the housing market remained sluggish. Commercial banks continued to add to their mortgage holdings as loan growth remained weak.

Standard & Poor’s revised the outlook for the United States of America to negative from stable in April 2011 and affirmed the AAA sovereign credit ratings. This is the first time the United States has been placed on negative outlook by a major rating agency. Standard & Poor’s cited that it has been “ More than two years after the beginning of the recent crisis, U.S. policymakers have still not agreed on how to reverse recent fiscal deterioration or address longer-term fiscal pressures.” Clearly this is a warning to the United States government that it must take steps to balance the budget and address Medicare and social security programs. This action had very little impact on the treasury market.

Looking forward, we expect economic growth to continue at a moderate pace and inflation at the core rate to move slightly higher. We are encouraged by the economy’s recent ability to create jobs which should support growth. We are concerned with the negative ramifications of higher gasoline prices but are hopeful that energy

ANNUAL REPORT  /  April 30, 2011

6

prices will moderate. We do not expect the Fed to tighten in 2011 given that the unemployment rate although declining will still be too high for the Fed to tighten and inflation will not move too high. However, we do expect longer-term interest rates to move higher as the Fed’s quantitative easing program is scheduled to expire at the end of June 2011 and then the market will have to fill the void of the Fed no longer buying $75 billion of treasury securities per month.

The Fund continues to be overweighted in the corporate sector, primarily in financials. In an attempt to produce the highest risk adjusted yield possible amidst a range bound interest rate environment, we have increased our allocation to high yield and BBB rated investment grade corporates. Over the course of the year, we have increased exposure to the 2 to 3-year part of the yield curve and reduced our exposure in the 1 and longer than 5-year maturity buckets. We have favored regional broker/dealers and banks as well as Real Estate Investment Trusts (“REITs”). In the REIT space, we have increased our exposure to healthcare REITs. We believe that healthcare REITs will benefit as the U.S. population ages and the healthcare sector increases as a percentage of U.S. GDP. As the economy improves further and the risk of Fed tightening increases, we expect to further increase our allocation to floating rate notes, all the while attempting to achieve an attractive risk adjusted yield for our shareholders.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 0.79%, adjusted for the Fund’s maximum sales charge, and the total return for Class C Shares was 0.89%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 1-3 Year U.S. Government/Credit Bond Index is an index that captures funds with exposures to both government and commercial credit. The index is unmanaged and investments cannot be made directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2011  /  ANNUAL REPORT

7

MTB SHORT-TERM CORPORATE BOND FUND – CLASS A AND C SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Short-Term Corporate Bond Fund (Class A Shares) (the “Fund”) from August 25, 2003 (start of performance) to April 30, 2011, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)2,3 and the Lipper Short Investment Grade Debt Funds Average.2,3

The graph below illustrates the hypothetical investment of $10,0002,4 in the MTB Short-Term Corporate Bond Fund (Class C Shares) (the “Fund”) from April 08, 2010 (start of performance) to April 30, 2011, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)2,3 and the Lipper Short Investment Grade Debt Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

	Class A	Class C
1 Year	0.79%	0.89%
5 Years	3.86%	N/A
Start of Performance[5]	3.08%	2.12%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 1.75% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 1.00% for Class C Shares.

Annual Operating Expense Ratio

	Class A	Class C
Before Waivers	1.47%	2.22%
After Waivers	0.86%	1.61%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BCGC and the Lipper Short Investment Grade Debt Funds Average performance presented is as of the nearest month-end following inception date.

3	The BCGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

4	Represents a hypothetical investment of $10,000 in Class C Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 1 year from the purchase date.

5	The start of performance for Class A Shares was August 25, 2003 and Class C Shares was April 8, 2010.

ANNUAL REPORT  /  April 30, 2011

8

MTB SHORT-TERM CORPORATE BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Short-Term Corporate Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index (“BCGC”)1,2 and the Lipper Short Investment Grade Debt Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	2.83%
5 Years	4.40%
10 Years	3.53%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.22%
After Waivers	0.61%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BCGC and the Lipper Short Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	Performance presented prior to August 22, 2003 reflects the performance of the ARK Short-Term Bond Portfolio, which the MTB Short-Term Corporate Bond Fund acquired pursuant to a reorganization on that date.

April 30, 2011  /  ANNUAL REPORT

9

MTB U.S. GOVERNMENT BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB U.S. Government Bond Fund (the “Fund”) returned 3.98% for Class A Shares and 4.21% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital U.S. Government Bond Index,** which returned 4.42% and its peer group, the Lipper General U.S. Government Funds Average*** which returned 4.60%.

Although economic growth continued during the past fiscal year, the pace moderated as the positive effects of prior government stimulus programs expired. Higher energy prices were also a headwind for growth as the price of a barrel of oil climbed from $75 in May of 2010 to $114 on April 30, 2011, a 52% increase! The housing market also remained anemic as the supply of homes for sale dwarfed the demand for housing. New home sales hit an all-time low in February 2011 of 270,000 sales on an annualized basis. The record high new home sales were 1,389,000 units in July of 2005. The new home sales statistic has been measured since 1963. The good news was that even with the aforementioned headwinds, economic growth as measured by gross domestic product (“GDP”), grew at a respectable pace of 2.3% for the twelve month period ended in March of 2011.

The economy finally started to create new jobs with the unemployment rate falling from 9.7% to 9.0% during the fiscal year. The private sector of the economy created 2.1 million new jobs during the past year. However the public sector and especially state and local governments continued to cut spending to balance budgets. The government sector cut over 400,000 jobs since August 2008 as part of their cost cutting. The newly employed were eager to spend and retail sales and car sales in particular improved over the past year. The consumer also benefited from the social security tax cut that was implemented for 2011.

Interest rates moved lower during the fiscal year. The 2-year treasury yield declined in yield from 0.96% to 0.60%, while the 10-year treasury yield declined by a similar amount to a yield of 3.29% as of April 30, 2011. What was noteworthy for interest rates during the fiscal year was that the 2-year and 5-year treasury notes set record low yields in anticipation of the Federal Reserve (the “Fed”) announcing a second round of quantitative easing in early November. The 2-year treasury reached a low yield of 0.33% while the 5-year treasury hit a record low yield of 1.03%. Fears of a “double dip recession” caused by weaker than expected economic growth and in particular some further job market deterioration in conjunction with renewed fears of deflation and the widely anticipated quantitative easing program were the catalysts. In particular, the consumer price index (“CPI”), excluding food and energy, set a record year over year low in October of 2010 of 0.6%, thus the Fed’s concern over deflation. In response, the Fed announced they would purchase $600 billion of treasury securities by the end of the second quarter of 2011. The record low interest rates were short lived as economic growth improved and passage of further fiscal stimulus caused interest rates to rise dramatically during November and December of 2010. The 5-year treasury yield doubled from 1% to close the year at 2%. Also weighing on interest rates were higher energy prices and the subsequent rise of inflation. At fiscal year end, inflation had increased to 1.3% for the core rate, which excludes food and energy and 3.2 for the overall CPI for the past year. In general, broad based increases in commodity prices and oil in particular can be blamed for the higher inflation.

At fiscal year end, the Fed acknowledged “that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually. However, investment in nonresidential structures is still weak, and the housing sector continues to be depressed.” The Fed also stated, “Inflation has picked-up in recent months, but longer-term inflation expectations have remained stable and measures of underlying inflation are still subdued.” The Fed maintained its 0 to 0.25% federal funds target throughout the fiscal year as it has since December of 2008. Furthermore, the Fed “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” At fiscal year end, the federal funds futures market was not expecting a tightening of Fed policy until June of 2012.

The combination of moderate economic growth, strong earnings growth and investors’ demand for higher yielding securities resulted in outperformance for the corporate and mortgage backed sectors of the bond market. The average risk premium for investment grade corporate bonds declined by only 5 basis points during the fiscal year according to Barclays Capital. As of April 30, 2011, the average risk premium was 138 basis points. The corporate sector rebounded after risk premiums widened last spring and early summer in response to the aforementioned fears of a double dip recession and sovereign credit risks associated with Greece, Portugal and Ireland. The risk premium closed the month of June 2010 at 193 basis points, which was 50 basis points wider than the end of April 2010. These fears were somewhat allayed by the European Union’s bailout plan. The plan is designed to give these countries time to improve their fiscal position by implementing austerity programs. The mortgage backed sector was aided by the diminished supply of new mortgages as the housing market remained sluggish. Commercial banks continued to add to their mortgage holdings as loan growth remained weak.

Standard & Poor’s revised the outlook for the United States of America to negative from stable in April 2011 and affirmed the AAA sovereign credit ratings. This is the first time the United States has been placed on negative outlook by a major rating agency. Standard & Poor’s cited that it has been, “More than two years after the beginning of the recent crisis, U.S. policymakers have still not agreed on how to reverse recent fiscal deterioration or address longer-term fiscal pressures.” Clearly this is a warning to the United States government that it must take steps to balance the budget and address Medicare and social security programs. This action had very little impact on the treasury market.

Looking forward, we expect economic growth to continue at a moderate pace and inflation at the core rate to move slightly higher. We are encouraged by the economy’s recent ability to create jobs which should support growth. We are concerned with the negative ramifications of higher gasoline prices but are hopeful that energy prices will moderate. We do not expect the Fed to tighten in 2011

ANNUAL REPORT  /  April 30, 2011

10

given that the unemployment rate although declining will still be too high for the Fed to tighten and inflation will not move too high. However, we do expect longer-term interest rates to move higher as the Fed’s quantitative easing program is scheduled to expire at the end of June 2011 and then the market will have to fill the void of the Fed no longer buying $75 billion of treasury securities per month.

The Fund benefited from our allocation to the mortgage backed securities sector as this sector provided excess return as investors sought higher yielding securities. Our duration strategy to maintain a shorter average maturity than the benchmark hurt performance as interest rates moved lower during the first half of the fiscal year. The Fund also benefited from our sector allocation to the higher yielding government agency sector versus the lower yielding U.S. Treasury sector.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (0.73)%, adjusted for the Fund’s maximum sales charge, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital U.S. Government Bond Index is a market value weighted index of U.S. government and agency securities (other than mortgage securities) with maturities of one year or more. The index is unmanaged and investments cannot be made directly in an index.

***	Lipper General U.S. Government Funds Average represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. The average is unmanaged and investments cannot be made directly in an average.

The Consumer Price Index provides a measure of inflation at the retail level.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2011  /  ANNUAL REPORT

11

MTB U.S. GOVERNMENT BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB U.S. Government Bond Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital U.S. Government Bond Index (“BCUSGB”)2,3 and the Lipper General U.S. Government Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	(0.73)%
5 Years	4.54%
10 Years	4.33%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.48%
After Waivers	1.09%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCUSGB and the Lipper General U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The BCUSGB and the Lipper General U.S. Government Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2011

12

MTB U.S. GOVERNMENT BOND FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB U.S. Government Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2011, compared to the BCUSGB1,2 and the Lipper General U.S. Government Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	4.21%
5 Years	5.62%
Start of Performance (8/18/03)	4.51%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.23%
After Waivers	0.74%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCUSGB and the Lipper General U.S. Government Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BCUSGB and the Lipper General U.S. Government Funds Average performance presented is as of the nearest month-end following inception date.

2	The BCUSGB and the Lipper General U.S. Government Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2011  /  ANNUAL REPORT

13

MTB NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB New York Municipal Bond Fund (the “Fund”) returned 1.83% for Class A Shares and 1.97% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital New York Tax-Exempt Index,** which returned 2.34%.

When comparing municipal yields for the fiscal year ended April 30, 2011, it appears that the municipal bond market did not move much. Short-term triple-A yields are down about 10 basis points, while long-term yields are up about 50 basis points. However, during the year, the municipal market rallied into the early part of the fall and has moved lower since.

For the first six months of the fiscal year, the municipal bond market was performing well; demand for municipal bonds was strong due to a soft economy and historically low interest rates, and the expectation for future higher income tax rates. Flows into municipal bond funds were solid. Credit spreads had recovered significantly from the wide levels they reached during the financial crisis, the popular Build America Bonds program (“BABs”) was diverting supply from the tax-exempt bond market and flows into mutual funds were strong.

The cascade of events leading to the rise in municipal interest rates began with a rise in U.S. Treasury rates. Municipal yields followed Treasury yields higher as the Federal Reserve (the “Fed”) signaled that higher inflation was essential to economic recovery and traces of economic growth were emerging. As interest rates rose, investors began selling shares of tax-exempt mutual funds and either shortening duration or moving to other more attractive asset classes. Additional selling pressures occurred in lower quality municipal bonds when S&P lowered the ratings on 16 Tobacco Settlement-Backed deals in November. This resulted in a total of 51 downgrades, prompting investor withdrawals from high yield mutual funds, forcing supply into an already weak market.

The extension of the Bush-era tax cuts further dampened investors’ need to buy additional tax-exempt bonds. With the back drop of dwindling investor demand, issuers flooded the market as the BABs program was set to expire at the end of 2010. October, November and December, typically months of reduced supply, set records as $133.8 billion of new issuance came to market. Rates continued to rise and liquidity became a challenge.

The recession’s impact on the credit quality of state and local governments came into focus. Media headlines called for probable municipal defaults, pushing yields higher as we ended the year. As we entered 2011, investors were apprehensive about the prospects for an increase in supply of tax-exempt bonds. The concern was that supply would increase in 2011 as the tax-exempt municipal bond market would again have to absorb the new supply that had previously been diverted into the taxable bond market through the BABs program.

Although mutual fund outflows continued to be strong during the first four months of 2011, unanticipated diminished supply of new issues has placed slight downward pressure in municipal yields and restored some liquidity to the market. Recent demand has been focused on the short and intermediate segments of the yield curve as well as high grade bonds. Sponsorship for longer-dated securities of lower quality still seems to be anemic as credit spreads climbed to their widest level during April 2011.

As short-term rates remain anchored by Fed policy, the yield curve continues to remain steep by historical standards, with approximately 400 basis points difference between 2-year and 30-year yields.

The Funds overall credit quality is Aa3, while the State of New York’s general obligation debt continues to be rated Aa2/AA by Moody’s and Standard & Poor’s. The Fund’s holdings in high coupon intermediate duration bonds contributed positively to the Fund’s performance over the past year, while holdings in lower coupon short duration bonds limited performance. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the alternative minimum tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (2.73)%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital New York Tax-Exempt Index is a total return performance benchmark for the New York long-term investment grade tax-exempt bond market. Returns and attributes for this index are calculated semi-monthly using approximately 22,000 municipal bonds classified as general obligation bonds (state and local), revenue bonds (excluding insured revenue bonds), insured bonds (includes all bond insurers with Aaa/AAA ratings), and pre-refunded bonds. The index is unmanaged and investments cannot be made directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices. Income may be subject to the federal alternative minimum tax.

New York Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by New York issuers. The economy of New York State is large and diverse, from agriculture, manufacturing, and high technology in upstate counties to advertising, finance and banking in New York City. Any major changes to the financial conditions on New York City, however, would ultimately have an effect on the state. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2011

14

MTB NEW YORK MUNICIPAL BOND FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB New York Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital New York Tax-Exempt Index (“BCNYTE”)2,3 and the Lipper New York Intermediate Municipal Debt Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	(2.73)%
5 Years	2.20%
10 Years	3.29%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.40%
After Waivers	0.84%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2011  /  ANNUAL REPORT

15

MTB NEW YORK MUNICIPAL BOND FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB New York Municipal Bond Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2011, compared to the BCNYTE1,2 and the Lipper New York Intermediate Municipal Debt Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	1.97%
5 Years	3.29%
Start of Performance (8/18/03)	3.54%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.15%
After Waivers	0.59%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Lipper Average performance presented is as of the nearest month-end following inception date.

2	The BCNYTE and the Lipper New York Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2011

16

MTB PENNSYLVANIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Pennsylvania Municipal Bond Fund (the “Fund”) returned 2.33% for Class A Shares and 2.57% for Institutional I Shares, based on net asset value,* versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index,** which returned 4.70% and 4.22% for the Barclays Capital 10-Year Municipal Bond Index.**

When comparing municipal yields for the fiscal year ended April 30, 2011, it appears that the municipal bond market did not move much. Short-term triple-A yields are down about 10 basis points, while long-term yields are up about 50 basis points. However, during the year, the municipal market rallied into the early part of the fall and has moved lower since.

For the first six months of the fiscal year, the municipal bond market was performing well; demand for municipal bonds was strong due to a soft economy and historically low interest rates, and the expectation for future higher income tax rates. Flows into municipal bond funds were solid. Credit spreads had recovered significantly from the wide levels they reached during the financial crisis, the popular Build America Bonds program (“BABs”) was diverting supply from the tax-exempt bond market and flows into mutual funds were strong.

The cascade of events leading to the rise in municipal interest rates began with a rise in U.S. Treasury rates. Municipal yields followed Treasury yields higher as the Federal Reserve (the “Fed”) signaled that higher inflation was essential to economic recovery and traces of economic growth were emerging. As interest rates rose, investors began selling shares of tax-exempt mutual funds and either shortening duration or moving to other more attractive asset classes. Additional selling pressures occurred in lower quality municipal bonds when S&P lowered the ratings on 16 Tobacco Settlement-Backed deals in November. This resulted in a total of 51 downgrades, prompting investor withdrawals from high yield mutual funds, forcing supply into an already weak market.

The extension of the Bush-era tax cuts further dampened investors’ need to buy additional tax-exempt bonds. With the back drop of dwindling investor demand, issuers flooded the market as the BABs program was set to expire at the end of 2010. October, November and December, typically months of reduced supply, set records as $133.8 billion of new issuance came to market. Rates continued to rise and liquidity became a challenge.

The recession’s impact on the credit quality of state and local governments came into focus. Media headlines called for probable municipal defaults, pushing yields higher as we ended the year. As we entered 2011, investors were apprehensive about the prospects for an increase in supply of tax-exempt bonds. The concern was that supply would increase in 2011 as the tax-exempt municipal bond market would again have to absorb the new supply that had previously been diverted into the taxable bond market through the BABs program.

Although mutual fund outflows continued to be strong during the first four months of 2011, unanticipated diminished supply of new issues has placed slight downward pressure in municipal yields and restored some liquidity to the market. Recent demand has been focused on the short and intermediate segments of the yield curve as well as high grade bonds. Sponsorship for longer-dated securities of lower quality still seems to be anemic as credit spreads climbed to their widest level during April 2011.

As short-term rates remain anchored by Fed policy, the yield curve continues to remain steep by historical standards, with approximately 400 basis points difference between 2-year and 30-year yields.

The Fund’s overall credit quality is A1, while the Commonwealth of Pennsylvania’s general obligation debt is rated Aa1/AA by Moody’s and Standard & Poor’s. The Fund has performed in line with the Barclays Pennsylvania Bond Index (also 2.57% total return for the 12-months ended April 30, 2011), which also includes bonds with maturities across the yield curve and those only issued within the Commonwealth. This index has performed better than the Barclays Municipal Bond Index for the 12-months ended April 30, 2011 (which generated a return of 2.20%). Offsetting the negative impact of holdings in the portfolio that both carry a lower credit quality rating and longer maturity structures was the portfolio’s exposure to high-quality, pre-refunded bonds. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (2.30)%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and investments cannot be made directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2011  /  ANNUAL REPORT

17
Pennsylvania Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Pennsylvania issuers. Pennsylvania’s economy has historically been dependent on heavy industry and agriculture but has diversified recently into medical and health services, education and financial services. Future economic difficulties in any of these industries could have an adverse impact on the finances of the state.
Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2011

18

MTB PENNSYLVANIA MUNICIPAL BOND FUND – CLASS A AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Pennsylvania Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),2,3 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)2,3 and the Lipper Other States Intermediate Municipal Debt Funds Average.2,3

The graph below illustrates the hypothetical investment of $100,0002 in the MTB Pennsylvania Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the BC10MB2,3, the BC7MB2,3 and the Lipper Other States Intermediate Municipal Debt Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

	Class A	Institutional I
1 Year	(2.30)%	2.57%
5 Years	2.75%	3.83%
10 Years	3.48%	4.08%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A Shares.

Annual Operating Expense Ratio

	Class A	Institutional I
Before Waivers	1.38%	1.13%
After Waivers	0.95%	0.70%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	Performance presented prior to August 15, 2003 reflects the performance of the ARK Pennsylvania Tax-Free Portfolio, which the MTB Pennsylvania Municipal Bond Fund acquired pursuant to a reorganization on that date.

April 30, 2011  /  ANNUAL REPORT

19

MTB MARYLAND MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Maryland Municipal Bond Fund (the “Fund”) returned 1.54% for Class A Shares and 1.90% for Institutional I Shares, based on net asset value,* versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index,** which returned 4.70% and 4.22% for the Barclays Capital 10-Year Municipal Bond Index.**

When comparing municipal yields for the fiscal year ended April 30, 2011, it appears that the municipal bond market did not move much. Short-term triple-A yields are down about 10 basis points, while long-term yields are up about 50 basis points. However, during the year, the municipal market rallied into the early part of the fall and has moved lower since.

For the first six months of the fiscal year, the municipal bond market was performing well; demand for municipal bonds was strong due to a soft economy and historically low interest rates, and the expectation for future higher income tax rates. Flows into municipal bond funds were solid. Credit spreads had recovered significantly from the wide levels they reached during the financial crisis, the popular Build America Bonds program (“BABs”) was diverting supply from the tax-exempt bond market and flows into mutual funds were strong.

The cascade of events leading to the rise in municipal interest rates began with a rise in U.S. Treasury rates. Municipal yields followed Treasury yields higher as the Federal Reserve (the “Fed”) signaled that higher inflation was essential to economic recovery and traces of economic growth were emerging. As interest rates rose, investors began selling shares of tax-exempt mutual funds and either shortening duration or moving to other more attractive asset classes. Additional selling pressures occurred in lower quality municipal bonds when S&P lowered the ratings on 16 Tobacco Settlement-Backed deals in November. This resulted in a total of 51 downgrades, prompting investor withdrawals from high yield mutual funds, forcing supply into an already weak market.

The extension of the Bush-era tax cuts further dampened investors’ need to buy additional tax-exempt bonds. With the back drop of dwindling investor demand, issuers flooded the market as the BABs program was set to expire at the end of 2010. October, November and December, typically months of reduced supply, set records as $133.8 billion of new issuance came to market. Rates continued to rise and liquidity became a challenge.

The recession’s impact on the credit quality of state and local governments came into focus. Media headlines called for probable municipal defaults, pushing yields higher as we ended the year. As we entered 2011, investors were apprehensive about the prospects for an increase in supply of tax-exempt bonds. The concern was that supply would increase in 2011 as the tax-exempt municipal bond market would again have to absorb the new supply that had previously been diverted into the taxable bond market through the BABs program.

Although mutual fund outflows continued to be strong during the first four months of 2011, unanticipated diminished supply of new issues has placed slight downward pressure in municipal yields and restored some liquidity to the market. Recent demand has been focused on the short and intermediate segments of the yield curve as well as high grade bonds. Sponsorship for longer-dated securities of lower quality still seems to be anemic as credit spreads climbed to their widest level during April 2011.

As short-term rates remain anchored by Fed policy, the yield curve continues to remain steep by historical standards, with approximately 400 basis points difference between 2-year and 30-year yields.

The Fund’s overall credit quality is A1, while the State of Maryland’s general obligation debt continues to be rated in the highest category (Aaa/AAA) by Moody’s and Standard & Poor’s. As credit spreads have widened throughout the year and as long-term municipal yields rose, the Fund’s performance has been negatively impacted by positions in the Fund that both carry a lower credit rating and have longer maturity structures. Several longer-term bonds with sub-5% coupons experienced an even greater underperformance as they approached their de minimis price thresholds. With investor demand focused on high quality credits, bonds issued within the State of Maryland (as measured by the Barclays Maryland Index which generated a return of 2.85%) have performed better than the Barclays Municipal Bond Index for the 12-months ended April 30, 2011 (which generated a return of 2.20%). However, the portfolio’s exposure to several lower quality credits hindered performance. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (3.02)%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and investments cannot be made directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

ANNUAL REPORT  /  April 30, 2011

20
Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Maryland Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of
Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

April 30, 2011  /  ANNUAL REPORT

21

MTB MARYLAND MUNICIPAL BOND FUND – CLASS A AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Maryland Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),2,3 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”)2,3 and the Lipper Other States Intermediate Municipal Debt Funds Average.2,3

The graph below illustrates the hypothetical investment of $100,0002 in the MTB Maryland Municipal Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the BC10MB,2,3 the BC7MB2,3 and the Lipper Other States Intermediate Municipal Debt Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

	Class A	Institutional I
1 Year	(3.02)%	1.90%
5 Years	2.60%	3.69%
10 Years	3.50%	4.14%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A Shares.

Annual Operating Expense Ratio

	Class A	Institutional I
Before Waivers	1.38%	1.13%
After Waivers	0.95%	0.67%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The BC10MB, BC7MB and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Maryland Municipal Bond Fund is the successor to the ARK Maryland Tax-Free Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the period prior to August 22, 2003, is historical information for the ARK Maryland Tax-Free Portfolio.

ANNUAL REPORT  /  April 30, 2011

22

MTB VIRGINIA MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Virginia Municipal Bond Fund (the “Fund”) generated a positive return of 2.48% for Class A Shares, based on net asset value,* versus its benchmarks, the Barclays Capital 7-Year Municipal Bond Index,** which returned 4.70% and 4.22% for the Barclays Capital 10-Year Municipal Bond Index.**

When comparing municipal yields for the fiscal year ended April 30, 2011, it appears that the municipal bond market did not move much. Short-term triple-A yields are down about 10 basis points, while long-term yields are up about 50 basis points. However, during the year, the municipal market rallied into the early part of the fall and has moved lower since.

For the first six months of the fiscal year, the municipal bond market was performing well; demand for municipal bonds was strong due to a soft economy and historically low interest rates, and the expectation for future higher income tax rates. Flows into municipal bond funds were solid. Credit spreads had recovered significantly from the wide levels they reached during the financial crisis, the popular Build America Bonds program (“BABs”) was diverting supply from the tax-exempt bond market and flows into mutual funds were strong.

The cascade of events leading to the rise in municipal interest rates began with a rise in U.S. Treasury rates. Municipal yields followed Treasury yields higher as the Federal Reserve (the “Fed”) signaled that higher inflation was essential to economic recovery and traces of economic growth were emerging. As interest rates rose, investors began selling shares of tax-exempt mutual funds and either shortening duration or moving to other more attractive asset classes. Additional selling pressures occurred in lower quality municipal bonds when S&P lowered the ratings on 16 Tobacco Settlement-Backed deals in November. This resulted in a total of 51 downgrades, prompting investor withdrawals from high yield mutual funds, forcing supply into an already weak market.

The extension of the Bush-era tax cuts further dampened investors’ need to buy additional tax-exempt bonds. With the back drop of dwindling investor demand, issuers flooded the market as the BABs program was set to expire at the end of 2010. October, November and December, typically months of reduced supply, set records as $133.8 billion of new issuance came to market. Rates continued to rise and liquidity became a challenge.

The recession’s impact on the credit quality of state and local governments came into focus. Media headlines called for probable municipal defaults, pushing yields higher as we ended the year. As we entered 2011, investors were apprehensive about the prospects for an increase in supply of tax-exempt bonds. The concern was that supply would increase in 2011 as the tax-exempt municipal bond market would again have to absorb the new supply that had previously been diverted into the taxable bond market through the BABs program.

Although mutual fund outflows continued to be strong during the first four months of 2011, unanticipated diminished supply of new issues has placed slight downward pressure in municipal yields and restored some liquidity to the market. Recent demand has been focused on the short and intermediate segments of the yield curve as well as high grade bonds. Sponsorship for longer-dated securities of lower quality still seems to be anemic as credit spreads climbed to their widest level during April 2011.

As short-term rates remain anchored by Fed policy, the yield curve continues to remain steep by historical standards, with approximately 400 basis points difference between 2-year and 30-year yields.

The Fund’s overall credit quality is AA, while the Commonwealth of Virginia’s general obligation debt continues to be rated in the highest category (Aaa/AAA) by Moody’s and Standard & Poor’s. The Fund has slightly underperformed the Barclays Virginia Bond Index (2.98% total return for the 12-months ended April 30, 2011), which also includes bonds with maturities across the yield curve and those only issued within the Commonwealth and has performed better than the Barclays Municipal Bond index for the 12-months ended April 30, 2011 (which generated a return of 2.20%). The Fund’s duration posture was slightly longer than that of the Barclays Virginia Bond Index and performance was limited by several issues with lower credit quality ratings and longer maturity structures. Balancing this negative impact was the portfolio’s exposure to high-quality, pre-refunded and short- and intermediate- term bonds. The portfolio generally focuses on bonds in the intermediate-term maturity segment, and we remain committed to limiting the percentage allocated to bonds subject to the Alternative Minimum Tax.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was (2.11)%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital 7-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between six and eight years. The Barclays Capital 10-Year Municipal Bond Index is a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds with maturities between eight and twelve years. Indexes are unmanaged and investments cannot be made directly in an index.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

April 30, 2011  /  ANNUAL REPORT

23
Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk. Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Virginia Investment Risks. The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Virginia issuers. The economy of Virginia is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors. Such changes could include changes in political parties in power, government spending cuts or economic downturn.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Income may be subject to the federal alternative minimum tax.

ANNUAL REPORT  /  April 30, 2011

24

MTB VIRGINIA MUNICIPAL BOND FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001 in the MTB Virginia Municipal Bond Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital 10-Year Municipal Bond Index (“BC10MB”),2 the Barclays Capital 7-Year Municipal Bond Index (“BC7MB”),2 the Lipper Virginia Municipal Debt Funds Average2 and the Lipper Other States Intermediate Municipal Debt Funds Average.2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	(2.11)%
5 Years	2.74%
10 Years	3.52%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50%.

Annual Operating Expense Ratio

Before Waivers	1.81%
After Waivers	0.96%

The Expense Ratio represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The BC10MB, BC7MB, the Lipper Virginia Municipal Debt Funds Average, and the Lipper Other States Intermediate Municipal Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BC10MB, BC7MB, the Lipper Virginia Municipal Debt Funds Average and the Lipper Other States Intermediate Municipal Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Virginia Municipal Bond Fund is the successor to the FBR Virginia Tax-Free Portfolio pursuant to a reorganization that took place on February 24, 2006. The information presented above, for the periods prior to February 24, 2006, is historical information for the FBR Virginia Tax-Free Portfolio.

April 30, 2011  /  ANNUAL REPORT

25

MTB INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Intermediate-Term Bond Fund (the “Fund”) returned 5.51% for Class A Shares, 4.79% for Class C Shares, and 5.96% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index,** which returned 4.91% and its peer group, the Lipper Short Intermediate Investment Grade Debt Funds Average*** which returned 4.48%.

Although economic growth continued during the past fiscal year, the pace moderated as the positive effects of prior government stimulus programs expired. Higher energy prices were also a headwind for growth as the price of a barrel of oil climbed from $75 in May of 2010 to $114 on April 30, 2011, a 52% increase! The housing market also remained anemic as the supply of homes for sale dwarfed the demand for housing. New home sales hit an all-time low in February 2011 of 270,000 sales on an annualized basis. The record high new home sales were 1,389,000 units in July of 2005. The new home sales statistic has been measured since 1963. The good news was that even with the aforementioned headwinds, economic growth as measured by gross domestic product (“GDP”), grew at a respectable pace of 2.3% for the twelve month period ended in March of 2011.

The economy finally started to create new jobs with the unemployment rate falling from 9.7% to 9.0% during the fiscal year. The private sector of the economy created 2.1 million new jobs during the past year. However the public sector and especially state and local governments continued to cut spending to balance budgets. The government sector cut over 400,000 jobs since August 2008 as part of their cost cutting. The newly employed were eager to spend and retail sales and car sales in particular improved over the past year. The consumer also benefited from the social security tax cut that was implemented for 2011.

Interest rates moved lower during the fiscal year. The 2-year treasury yield declined in yield from 0.96% to 0.60%, while the 10-year treasury yield declined by a similar amount to a yield of 3.29% as of April 30, 2011. What was noteworthy for interest rates during the fiscal year was that the 2-year and 5-year treasury notes set record low yields in anticipation of the Federal Reserve (the “Fed”) announcing a second round of quantitative easing in early November. The 2-year treasury reached a low yield of 0.33% while the 5-year treasury hit a record low yield of 1.03%. Fears of a “double dip recession” caused by weaker than expected economic growth and in particular some further job market deterioration in conjunction with renewed fears of deflation and the widely anticipated quantitative easing program were the catalysts. In particular, the consumer price index (“CPI”), excluding food and energy, set a record year over year low in October of 2010 of 0.6%, thus the Fed’s concern over deflation. In response, the Fed announced they would purchase $600 billion of treasury securities by the end of the second quarter of 2011. The record low interest rates were short lived as economic growth improved and passage of further fiscal stimulus caused interest rates to rise dramatically during November and December of 2010. The 5-year treasury yield doubled from 1% to close the year at 2%. Also weighing on interest rates were higher energy prices and the subsequent rise of inflation. At fiscal year end, inflation had increased to 1.3% for the core rate, which excludes food and energy and 3.2 for the overall CPI for the past year. In general, broad based increases in commodity prices and oil in particular can be blamed for the higher inflation.

At fiscal year end, the Fed acknowledged “that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually. However, investment in nonresidential structures is still weak, and the housing sector continues to be depressed.” The Fed also stated, “Inflation has picked-up in recent months, but longer-term inflation expectations have remained stable and measures of underlying inflation are still subdued.” The Fed maintained its 0 to 0.25% federal funds target throughout the fiscal year as it has since December of 2008. Furthermore, the Fed “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” At fiscal year end, the federal funds futures market was not expecting a tightening of Fed policy until June of 2012.

The combination of moderate economic growth, strong earnings growth and investors’ demand for higher yielding securities resulted in outperformance for the corporate and mortgage backed sectors of the bond market. The average risk premium for investment grade corporate bonds declined by only 5 basis points during the fiscal year according to Barclays Capital. As of April 30, 2011, the average risk premium was 138 basis points. The corporate sector rebounded after risk premiums widened last spring and early summer in response to the aforementioned fears of a double dip recession and sovereign credit risks associated with Greece, Portugal and Ireland. The risk premium closed the month of June 2010 at 193 basis points, which was 50 basis points wider than the end of April 2010. These fears were somewhat allayed by the European Union’s bailout plan. The plan is designed to give these countries time to improve their fiscal position by implementing austerity programs. The mortgage backed sector was aided by the diminished supply of new mortgages as the housing market remained sluggish. Commercial banks continued to add to their mortgage holdings as loan growth remained weak.

Standard & Poor’s revised the outlook for the United States of America to negative from stable in April 2011 and affirmed the AAA sovereign credit ratings. This is the first time the United States has been placed on negative outlook by a major rating agency. Standard & Poor’s cited that it has been, “More than two years after the beginning of the recent crisis, U.S. policymakers have still not agreed on how to reverse recent fiscal deterioration or address longer-term fiscal pressures.” Clearly this is a warning to the United States government that it must take steps to balance the budget and address Medicare and social security programs. This action had very little impact on the treasury market.

Looking forward, we expect economic growth to continue at a moderate pace and inflation at the core rate to move slightly higher. We are encouraged by the economy’s recent ability to create jobs which should support growth. We are concerned with the negative ramifications of higher gasoline prices but are hopeful that energy prices will moderate. We do not expect the Fed to tighten in 2011

ANNUAL REPORT  /  April 30, 2011

26

given that the unemployment rate although declining will still be too high for the Fed to tighten and inflation will not move too high. However, we do expect longer-term interest rates to move higher as the Fed’s quantitative easing program is scheduled to expire at the end of June 2011 and then the market will have to fill the void of the Fed no longer buying $75 billion of treasury securities per month.

The Fund continues to be overweighted in the corporate sector, primarily in financials, while being underweighted in U.S. Treasuries and U.S. Government agencies. We have increased our allocation to high yield and BBB rated investment grade corporates. Over the course of the year, we have increased exposure to the 2 to 5-year part of the yield curve and reduced our exposure maturities longer than 10 years. We have favored regional broker/dealers and banks as well as Real Estate Investment Trusts (“REITs”). In the REIT space, we have increased our exposure to healthcare REITs. We believe that healthcare REITs will benefit as the U.S. population ages and the healthcare sector increases as a percentage of U.S. GDP. As the economy improves further and the risk of Fed tightening increases, we expect to further increase our allocation to floating rate notes, all the while attempting to outperform our benchmarks on a risk adjusted basis.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 0.77%, adjusted for the Fund’s maximum sales charge, and the total return for Class C Shares was 3.79%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital Intermediate Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and investments cannot be made directly in an index.

***	Lipper Short Intermediate Investment Grade Debt Funds Average represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. The average is unmanaged and investments cannot be made directly in an average.

The Consumer Price Index provides a measure of inflation at the retail level.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2011  /  ANNUAL REPORT

27

MTB INTERMEDIATE-TERM BOND FUND – CLASS A AND C SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Intermediate-Term Bond Fund (Class A Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2011, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)2,3 and the Lipper Short Intermediate Investment Grade Debt Funds Average.2,3

The graph below illustrates the hypothetical investment of $10,000,2,4 in the MTB Intermediate-Term Bond Fund (Class C Shares) (the “Fund”) from March 31, 2010 (start of performance) to April 30, 2011, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)2,3 and the Lipper Short Intermediate Investment Grade Debt Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

	Class A	Class C5
1 Year	0.77%	3.79%
5 Years	5.64%	N/A
Start of Performance[5]	4.49%	5.47%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of up to 1.00% for Class C Shares.

Annual Operating Expense Ratio

	Class A	Class C
Before Waivers	1.40%	2.15%
After Waivers	1.01%	1.74%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average performance presented is as of the nearest month-end following inception date.

3	The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

4	Represents a hypothetical investment of $10,000 in Class C Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 1 year from the purchase date.

5	The start of performance for Class A Shares was August 18, 2003 and Class C Shares was March 31, 2010.

ANNUAL REPORT  /  April 30, 2011

28

MTB INTERMEDIATE-TERM BOND FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Intermediate-Term Bond Fund (Institutional I Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital Intermediate Government/Credit Bond Index (“BCIGC”)1,2 and the Lipper Short Intermediate Investment Grade Debt Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	5.96%
5 Years	6.84%
10 Years	5.57%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.15%
After Waivers	0.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCIGC and the Lipper Short Investment Grade Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The BCIGC and the Lipper Short Intermediate Investment Grade Debt Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Intermediate-Term Bond Fund is the successor to the ARK Intermediate Fixed-Income Portfolio pursuant to a reorganization that took place on August 15, 2003. The information presented above, for the periods prior to August 15, 2003, is historical information for the ARK Intermediate Fixed-Income Portfolio.

April 30, 2011  /  ANNUAL REPORT

29

MTB INCOME FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Income Fund (the “Fund”) returned 6.50% for Class A Shares and 6.93% for Institutional I Shares, based on net asset value,* versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index,** which returned 5.36%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average*** which returned 6.04%.

Although economic growth continued during the past fiscal year, the pace moderated as the positive effects of prior government stimulus programs expired. Higher energy prices were also a headwind for growth as the price of a barrel of oil climbed from $75 in May of 2010 to $114 on April 30, 2011, a 52% increase! The housing market also remained anemic as the supply of homes for sale dwarfed the demand for housing. New home sales hit an all-time low in February 2011 of 270,000 sales on an annualized basis. The record high new home sales were 1,389,000 units in July of 2005. The new home sales statistic has been measured since 1963. The good news was that even with the aforementioned headwinds, economic growth as measured by gross domestic product (“GDP”), grew at a respectable pace of 2.3% for the twelve month period ended in March of 2011.

The economy finally started to create new jobs with the unemployment rate falling from 9.7% to 9.0% during the fiscal year. The private sector of the economy created 2.1 million new jobs during the past year. However the public sector and especially state and local governments continued to cut spending to balance budgets. The government sector cut over 400,000 jobs since August 2008 as part of their cost cutting. The newly employed were eager to spend and retail sales and car sales in particular improved over the past year. The consumer also benefited from the social security tax cut that was implemented for 2011.

Interest rates moved lower during the fiscal year. The 2-year treasury yield declined in yield from 0.96% to 0.60%, while the 10-year treasury yield declined by a similar amount to a yield of 3.29% as of April 30, 2011. What was noteworthy for interest rates during the fiscal year was that the 2-year and 5-year treasury notes set record low yields in anticipation of the Federal Reserve (the “Fed”) announcing a second round of quantitative easing in early November. The 2 year treasury reached a low yield of 0.33% while the 5-year treasury hit a record low yield of 1.03%. Fears of a “double dip recession” caused by weaker than expected economic growth and in particular some further job market deterioration in conjunction with renewed fears of deflation and the widely anticipated quantitative easing program were the catalysts. In particular, the consumer price index (“CPI”), excluding food and energy, set a record year over year low in October of 2010 of 0.6%, thus the Fed’s concern over deflation. In response, the Fed announced they would purchase $600 billion of treasury securities by the end of the second quarter of 2011. The record low interest rates were short lived as economic growth improved and passage of further fiscal stimulus caused interest rates to rise dramatically during November and December of 2010. The 5-year treasury yield doubled from 1% to close the year at 2%. Also weighing on interest rates were higher energy prices and the subsequent rise of inflation. At fiscal year end, inflation had increased to 1.3% for the core rate, which excludes food and energy and 3.2 for the overall CPI for the past year. In general, broad based increases in commodity prices and oil in particular can be blamed for the higher inflation.

At fiscal year end, the Fed acknowledged “that the economic recovery is proceeding at a moderate pace and overall conditions in the labor market are improving gradually. However, investment in nonresidential structures is still weak, and the housing sector continues to be depressed.” The Fed also stated, “Inflation has picked-up in recent months, but longer-term inflation expectations have remained stable and measures of underlying inflation are still subdued.” The Fed maintained its 0 to 0.25% federal funds target throughout the fiscal year as it has since December of 2008. Furthermore, the Fed “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” At fiscal year end, the federal funds futures market was not expecting a tightening of Fed policy until June of 2012.

The combination of moderate economic growth, strong earnings growth and investors’ demand for higher yielding securities resulted in outperformance for the corporate and mortgage backed sectors of the bond market. The average risk premium for investment grade corporate bonds declined by only 5 basis points during the fiscal year according to Barclays Capital. As of April 30, 2011, the average risk premium was 138 basis points. The corporate sector rebounded after risk premiums widened last spring and early summer in response to the aforementioned fears of a double dip recession and sovereign credit risks associated with Greece, Portugal and Ireland. The risk premium closed the month of June 2010 at 193 basis points, which was 50 basis points wider than the end of April 2010. These fears were somewhat allayed by the European Union’s bailout plan. The plan is designed to give these countries time to improve their fiscal position by implementing austerity programs. The mortgage backed sector was aided by the diminished supply of new mortgages as the housing market remained sluggish. Commercial banks continued to add to their mortgage holdings as loan growth remained weak.

Standard & Poor’s revised the outlook for the United States of America to negative from stable in April 2011 and affirmed the AAA sovereign credit ratings. This is the first time the United States has been placed on negative outlook by a major rating agency. Standard & Poor’s cited that it has been, “More than two years after the beginning of the recent crisis, U.S. policymakers have still not agreed on how to reverse recent fiscal deterioration or address longer-term fiscal pressures.” Clearly this is a warning to the United States government that it must take steps to balance the budget and address Medicare and social security programs. This action had very little impact on the treasury market.

Looking forward, we expect economic growth to continue at a moderate pace and inflation at the core rate to move slightly higher. We are encouraged by the economy’s recent ability to create jobs which should support growth. We are concerned with the negative ramifications of higher gasoline prices but are hopeful that energy prices will moderate. We do not expect the Fed to tighten in 2011

ANNUAL REPORT  /  April 30, 2011

30

given that the unemployment rate although declining will still be too high for the Fed to tighten and inflation will not move too high. However, we do expect longer-term interest rates to move higher as the Fed’s quantitative easing program is scheduled to expire at the end of June 2011 and then the market will have to fill the void of the Fed no longer buying $75 billion of treasury securities per month.

The Fund’s outperformance over the past fiscal year can be attributed to our decision to overweight the higher yielding corporate sector of the bond market. The Fund provided more income than it’s benchmark, the Barclays Capital U.S. Aggregate Bond Index as a result of our sector strategy. In particular, we had an overweight in the financial sector and in particular Real Estate Investment Trusts (“REITs”). We also had an overweight in the energy sector. Our yield curve strategy to overweight the 7 to 10-year portion of the yield curve also provided positive results as this part of the yield curve outperformed the 30-year portion of the yield curve. The Fund’s performance also benefited from our decision to maintain a longer average maturity versus the benchmark during the first half of the fiscal year as interest rates moved lower.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A

Shares was 1.74%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The index is unmanaged and investments cannot be made directly in an index.

***	Lipper Corporate A-Rated Debt Fund Average represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges. The average is unmanaged and investments cannot be made directly in an average.

The Consumer Price Index provides a measure of inflation at the retail level.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

April 30, 2011  /  ANNUAL REPORT

31

MTB INCOME FUND – CLASS A AND INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Income Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2,3 and the Lipper Corporate A-Rated Debt Funds Average.2,3

The graph below illustrates the hypothetical investment of $100,0002 in the MTB Income Fund (Institutional I Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Barclays Capital Aggregate Bond Index (BCAB)2,3 and the Lipper Corporate A-Rated Debt Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

	Class A	Institutional I
1 Year	1.74%	6.93%
5 Years	4.81%	6.04%
10 Years	4.46%	5.15%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 4.50% for Class A Shares.

Annual Operating Expense Ratio

	Class A	Institutional I
Before Waivers	1.26%	1.01%
After Waivers	1.01%	0.66%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).

2	The Fund’s performance assumes the reinvestments of all dividends and distributions. The BCAB and the Lipper Corporate A-Rated Debt Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The BCAB and the Lipper Corporate A-Rated Debt Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Income Fund is the successor to the ARK Income Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Income Portfolio.

ANNUAL REPORT  /  April 30, 2011

32

MTB STRATEGIC ALLOCATION FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Strategic Allocation Fund* (the “Fund”) returned 14.54% for Class A Shares based on net asset value,** versus its benchmarks, the S&P 500 Index*** which returned 17.22%, and Barclays Capital U.S. Aggregate Bond Index,*** which returned 5.36%.

The Fund performed well over the past year, helped by the strong returns in the equity markets during this time. The equity portion of the Fund represented approximately 65% of the portfolio over the year, and within equities, our diversification into emerging markets and natural resources stocks helped the Fund’s overall performance. In addition, our bias towards growth stocks, particularly within large capitalization domestic equities, contributed to performance. Several of our underlying equity funds also performed particularly well over this time period, specifically Harbor International and MTB Large Cap Growth. We believed that coming out of the 2008 liquidity crisis large capitalization stocks would be favored due to their greater cash positions and foreign-sourced profits, allowing them to recover from the crisis better than domestic consumer-dependent small capitalization stocks, and were a bit surprised by how strongly small cap stocks performed over the past year.

Within the fixed income portion of the Fund, our overweight to bonds in the early part of the fiscal year added to the Fund’s performance as investors sought safety in U.S. Treasury bonds in April and May of 2010 during the European sovereign debt crisis. Our subsequent reduction in the bond segment of the Fund later in the year, coupled with diversification into high yield bonds (both fixed and floating rate), also contributed to the Fund’s strong performance.

We continue to look for opportunities to add value in the Fund, whether through over- or underweighting asset classes we feel are attractive or expensive, entering new asset classes such as emerging markets and natural resources that we added this past year, or through selecting underlying managers we believe have the ability to outperform. Specifically, we have begun to shift our bias from growth-oriented to dividend-oriented stocks as we believe that companies returning profits to shareholders in the form of dividends will ultimately prevail as we enter into a period of more tempered equity returns.

We thank you for your continued investment in this Fund and look forward to another good year.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 8.26%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

***	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 leading companies in leading industries of the U.S. economy. Barclays Capital U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations. The indexes are unmanaged and investments cannot be made directly in an index.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

The Consumer Price Index provides a measure of inflation at the retail level.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

April 30, 2011  /  ANNUAL REPORT

33

MTB STRATEGIC ALLOCATION FUND – CLASS A† AND INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Strategic Allocation Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Standard & Poor’s 500 Index (“S&P 500”)2,3, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”)2,3 and the Lipper Mixed Asset Target Allocation Growth Funds Average.2,3

The graph below illustrates the hypothetical investment of $100,0002 in the MTB Strategic Allocation Fund (Institutional I Shares) (the “Fund”) from June 11, 2010 (start of performance) to April 30, 2011, compared to the S&P 5002,3, the BCAB2,3 and the Lipper Mixed Asset Target Allocation Growth Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

	Class A	Institutional I
1 Year	8.26%	N/A
5 Years	2.10%	N/A
10 Years or Start of Performance	2.69%	22.07%	[4]

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

	Class A	Institutional I
Before Waivers	3.08%	2.83%
After Waivers	1.84%	1.71%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and the Lipper Mixed Asset Target Allocation Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	S&P 500, BCAB and the Lipper Mixed Asset Target Allocation Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

4	The total return for Institutional I Shares represents the cumulative performance for the period June 11, 2010 (commencement of operations) through April 30, 2011.

†	The information presented above, for the periods prior to June 11, 2010, is historical information for the MTB Managed Allocation Fund—Moderate Growth Portfolio. See Reorganization note within the notes to financial statements.

ANNUAL REPORT  /  April 30, 2011

34

MTB LARGE CAP VALUE FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Large Cap Value Fund (the “Fund”) returned 16.79% for Class A Shares and 17.08% for Institutional I Shares, based on net asset value,* versus its benchmark, the Russell 1000 Value Index,** which returned 15.24%.

Following very strong returns for the prior year, U.S. equity markets delivered a second strong year of performance for the fiscal year ended April 30, 2011. The markets continue to be driven by a gradually improving economy and strong corporate earnings growth. Corporations have demonstrated great cost control, even in an environment that is characterized by revenue growth that is difficult to come by. Overall valuations for the market, although not compelling, remain reasonable if relatively high corporate profit margins persist, and one of the several negative issues confronting the global economy doesn’t morph into a more serious problem.

Despite the market’s gains, the investment and economic environment remain uncertain. The U.S. economy has benefited from extraordinary government stimulus during the past two years. Although the economy has grown for seven consecutive quarters, it is not yet clear that the recovery is self-sustaining, and unfortunately, there continues to be a list of potential negatives that is daunting. Unemployment remains stubbornly high, the housing market is showing few signs of life, and state and local budget deficits, as well as underfunded pensions should present significant problems for the foreseeable future. As austerity programs have started to spread across the globe, the U.S. decided it would consider controlling its deficit after first extending unemployment benefits and renewing the Bush tax cuts. Perhaps we will deal with our deficit later….but eventually we will have to pay the piper. Additionally, the true economic profitability of U.S. domiciled companies with significant overseas earnings is overstated given a future tax liability involved with repatriating cash (profits) to the U.S. This liability is in addition to the repatriation issue related to current overseas cash balances. Sovereign debt risks are again making headlines, with Greek debt being priced as if a restructuring or default is inevitable. China, a critical engine of growth for the world, has continued to increase interest rates in order to control speculation and inflation. Thus far, it has been able to engineer a series of “softer landings,” but the risk of a harder downturn has increased. Lastly, the turmoil roiling the Middle East continues unabated, although the headlines recently have been more muted.

Media holdings Time Warner, Inc. and Viacom, Inc. (“Viacom”) appreciated as advertising trends have steadily recovered alongside the global economy. Viacom has tremendous business momentum. Its cable networks continue to post solid ratings, particularly at MTV. Strong revenue growth from a robust advertising environment and steadily growing affiliate fees combined with cost controls are driving margin expansion. The company also recently reactivated its share repurchase program, buying back $400 million in stock during the last quarter. General Motors Co. declined as the company reported mixed fourth quarter earnings as better-than-expected North America volume and pricing was offset by higher costs. Investors were also concerned about a potential degradation in pricing and product mix going forward given sharply rising gasoline prices and production cutbacks due to supply shortages from Japan. The potential overhang of the U.S. government’s ownership stake also weighed on the stock. An upcoming share sale may provide an opportunity to increase our holdings. Our investment thesis for the stock remains intact as the company’s fundamentals have greatly improved since emerging from bankruptcy last year, and the issues and concerns are short-term in nature.

Political instability and rising tensions in the Middle East contributed to increased prices and volatility in the energy markets during the first quarter. Canadian Natural Resources Ltd. rose on the strength of its highly visible long-term production growth profile and leverage to rising oil prices. The company had a fire at its Horizon oil sands project in January that will reduce short-term volumes, but it should have a minimal valuation impact on the long-term value of the asset. Apache Corp. (“Apache”) appreciated despite reporting fourth quarter earnings that were below expectations. The earnings shortfall was attributable to higher costs stemming from the company’s opportunistic purchase of oil producing assets last year. First quarter earnings were pressured as poor weather conditions in Australia (Tropical Cyclones Diane and Carlos) contributed to a less favorable oil/gas production mix. It is also worth noting that nearly one-quarter of Apache’s total production (less than 15% of the company’s value) comes from the Middle East, predominately Egypt. Despite the headlines, the regime change in Egypt is not expected to result in significant changes, and the threat to the company’s assets in the region should be limited. Apache earns reasonable returns in Egypt, is a major employer in the country, sells natural gas for domestic consumption at well below market prices, and reinvests significant capital back into its operations. Occidental Petroleum Corp. (“OXY”) underperformed its peers as investors were disappointed by its production volumes in California. The company’s exploration drilling activity in California has been operating below expectations due to delays in obtaining permits. We anticipate volumes will begin to show improvements shortly as some of these operational issues are resolved. OXY sold its underperforming operations in Argentina recently, and acquired shale assets in North Dakota and south Texas which should improve earnings, return on capital employed, and free cash flow.

Citigroup, Inc. (“Citigroup”) has made significant strides in improving its capital and liquidity position; however, the stock underperformed as investors were disappointed that the company was unable to redeploy as much capital as it hoped to share repurchases and dividends given stricter regulatory requirements. Citigroup announced a 1-for-10 reverse stock-split and reinstituted a nominal dividend equal to about 1% of its earnings during the first quarter of 2011. Goldman Sachs Group, Inc. also declined as its revenue outlook from investment banking, while higher than in the fourth quarter of 2010, was below last year’s level. Uncertainty regarding the ongoing implementation of Dodd-Frank Financial Reform legislation continues to be an overhang, particularly its impact on proprietary trading. We used weakness in the stock to increase our position at attractive prices.

While the crisis in Japan has been devastating from a humanitarian standpoint, we do not expect a large financial impact on our

April 30, 2011  /  ANNUAL REPORT

35

insurance holdings in terms of claims, portfolio investments, revenues, or earnings. The vast majority of the losses will be covered either by Japanese insurers, the Japanese government, or its businesses/citizens. MetLife, Inc. and Hartford Financial Services Group, Inc. do have some operational/investment exposure to Japan, but we do not expect any potential financial impact to be significant. Both stocks were up modestly for the year. Our investment in insurance broker AON Corp. rose during the year as investors continue to recognize its improving fundamentals, including better margins and higher revenue growth opportunities. In addition, reinsurance pricing and demand are poised to increase following the recent global catastrophes (New Zealand earthquake, Australian floods, Japanese earthquake/tsunami).

Amgen, Inc. (“Amgen”) shares were essentially flat during the year on concerns that a draft National Coverage Determination (an evidence-based process used for Medicare coverage) might lower the hemoglobin target for dialysis patients, thus further reducing the need for the company’s Epogen/Aranesp dialysis product. While recently we had modestly reduced our exposure to the stock given our view that policy makers did indeed seek to take action that could impact Amgen, rhetoric in Washington DC ultimately softened and we were able to return to a full position in Amgen’s stock at roughly equivalent prices. Conversely, Pfizer, Inc. (“Pfizer”) outperformed as the company has been active in addressing ongoing and future challenges by shaking up its management team, acquiring King Pharmaceuticals, and articulating a willingness to potentially divest its non-pharmaceutical divisions. Pfizer’s valuation has risen off its lows in recent months, yet remains very compelling as the company has several near-term pipeline opportunities, including its oral rheumatoid arthritis drug, tofacitinib, that recently posted positive results during a second Phase 3 study.

Defense stocks Lockheed Martin Corp. (“Lockheed”) and Raytheon Co. (“Raytheon”) underperformed for most of the year as investors feared lower margins and continued to price in expectations of a tougher U.S. defense spending environment brought on, in part, by a new Defense Dept. initiative that seeks to control costs and increase efficiency. However, more recently, defense stocks rose as investors became more comfortable with the challenging budget environment, attractive valuations, and reported earnings that exceeded expectations, particularly at Lockheed given strength in its aeronautics and electronic systems divisions. The company also increased its earnings guidance for the year as a pension tailwind is expected to provide some earnings momentum. Raytheon also recently beat consensus estimates as the company was able to offset a tough sales environment with margin improvement across most of its business segments. Raytheon continues to aggressively use excess cash to repurchase outstanding shares.

Motorola, Inc. separated into two independent companies in early January, as expected. We continue to maintain investments in both companies, Motorola Mobility Holdings, Inc. and Motorola Solutions, Inc. Motorola Solutions, Inc. is a leading provider of two-way radio and wireless network products, and is positioned to profit from the digital upgrade in public safety equipment. We believe the company will also benefit significantly if the government allocates additional frequency spectrum to public safety for wireless broadband data usage, an issue that is starting to gain momentum in Washington. The stock price has yet to discount the potential of this opportunity, which we believe could generate 25-50¢ of annualized incremental earnings per share over the next 5-7 years. We expect the company will address capital allocation (dividends and share repurchase) after completing the sale of its network business to Nokia Siemens in the second quarter of 2011. We cut our position in Motorola Mobility Holdings, Inc. (wireless devices and cable products) in mid-January given the stock’s appreciation, driven by a greater mix of its higher margin, Android-based smartphones, as well as building expectations for the growth potential of its new Xoom tablet. Subsequently, given a decline in the stock price, we increased our position in both February and March.

As discussed, we believe that there are a number of risks which could prove challenging to the global financial markets in the year ahead. For the time being, the market has continued to ‘climb a wall of worry’ viewing most negative news as a buying opportunity. While we are concerned, on the positive side we believe there are still a number of compelling investment opportunities in the market today, and we remain truly excited about the prospects for many of our investment holdings. The bottom line for us is that the financial markets seem to believe that good times are ahead and risk is low. We do not adhere to that view, and will continue to be disciplined and cautious, yet opportunistic in navigating the investment landscape. As always, we greatly appreciate your trust in allowing us to be stewards of your capital.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 10.40%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged and investments cannot be made directly in an index.

ANNUAL REPORT  /  April 30, 2011

36

MTB LARGE CAP VALUE FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Large Cap Value Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Russell 1000 Value Index (“Russell 1000 Value”)2,3, and the Lipper Large Cap Value Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	10.40%
5 Years	0.74%
10 Years	1.95%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.43%
After Waivers	1.32%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Value and the Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2011  /  ANNUAL REPORT

37

MTB LARGE CAP VALUE FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Value Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2011, compared to the Russell 1000 Value Index (“Russell 1000 Value”)1,2, and the Lipper Large Cap Value Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	17.08%
5 Years	1.94%
Start of Performance (8/18/03)	6.43%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.18%
After Waivers	1.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Value and the Lipper Large Cap Value Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. Lipper Average performance presented is as of the nearest month-end following inception date.

2	The Russell 1000 Value and the Lipper Large Cap Value Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2011

38

MTB LARGE CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Large Cap Growth Fund (“the Fund”) returned 18.00% for Class A Shares and 18.40% for Institutional I Shares, based on net asset value,* versus its benchmark, the Russell 1000 Growth Index,** which returned 20.87%.

We look at our fiscal year as a continuation of the equity recovery that began in March 2009. After experiencing the worst recession since the “Great Depression” of the 1930s, the equity markets, as you might expect, continued on their road to recovery. This fiscal year was the second year in a row of the Fund delivering a solid double-digit return, and is where you might expect it to be from a cyclical recovery standpoint given the magnitude of the correction. However, even with those two robust years, the broader equity markets remain some 12% below their prior 2007 peak, as companies’ balance sheets have improved, and they are flush with cash but the recessionary pain still lingers, and many are unwilling to commit this capital into bricks and mortar and hire additional workers. We believe that fundamental analysis will win out and take the equity markets to a new high, however near-term headwinds like civil war in the Mideast, European debt sovereignty issues, and our own internal debt problems will create roadblocks before this goal is ultimately achieved.

We believe that as the economic numbers continue to improve, equity shareholders will be rewarded. Even with a rather meaningful move off of the March 2009 bottom, investors continue with their hesitancy to recommit and add to their equity weightings. We have noticed a consistent improvement throughout our fiscal year in both the Industrial Production and Consumer Confidence data, again this positive direction should work its way into higher equity prices.

The Fund’s top performing equity positions once again came from a rather eclectic group and void of any central theme. Lululemon Athletica, Inc., a Canadian retailer that sells women’s athletic wear, appreciated over one-hundred fifty percent throughout the year. The company found an attractive niche with middle-aged working women who wanted fashion flair in their workout attire. Another winning security was our investment in Halliburton Co. This leading oil service company benefited from the move in oil prices, and their development of a new technique to extract more of the commodity from existing reservoirs. The Fund also benefited from our holding in Cummins, Inc. This industrial company which specializes in the manufacturing of diesel engines, appreciated over five-fold from our initial investment in the spring of 2009. Our confidence in a global economic recovery turned this early investment into a top performer.

The Fund was negatively impacted by our position in Auxilium Pharmaceuticals, Inc. This biotech company had completed Phase III clinical trials and won FDA approval on a drug called Xiaflex. The stock sold off as physicians were hesitant to prescribe the drug over fears of insurance reimbursement issues. Our position in Bank of America Corp. also had a negative impact on the Fund’s overall performance. We were early in our thesis that most large banks would somehow be supported and not fall into insolvency. This thesis was a primary beneficiary behind last year’s solid double digit return. However, after an initial rather large recovery move, the stock price languished as additional governmental regulatory issues weighed heavily on the over-levered companies within the banking sector. As a result our position in Bank of America Corp. fell over thirty percent in our fiscal year.

As we reflect back on fiscal year 2011, we were pleased to once again deliver solid returns in the upper teens for our shareholders. Geopolitical headwinds will continue to plague the markets, however we are convinced that the recession is behind us, and global economies remain in a recovery mode. China, Brazil, India and other emerging markets have demonstrated how vibrant growth can be, as millions of consumers matriculate to the middle class. We firmly believe that strong economic data will lead this market to new highs, and would use any market weakness as an opportunity to participate.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 11.52%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. The index is unmanaged and investments cannot be made directly in an index.

April 30, 2011  /  ANNUAL REPORT

39

MTB LARGE CAP GROWTH FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Large Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Russell 1000 Growth Index (“Russell 1000 Growth”)2,3 and the Lipper Large-Cap Growth Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	11.52%
5 Years	2.32%
10 Years	0.87%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.64%
After Waivers	1.42%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2011

40

MTB LARGE CAP GROWTH FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Large Cap Growth Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2011, compared to the Russell 1000 Growth1,2 and the Lipper Large-Cap Growth Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	18.40%
5 Years	3.66%
Start of Performance (8/18/03)	4.63%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.39%
After Waivers	1.04%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. Lipper Large-Cap Growth Funds Average performance presented is as of the nearest month-end following inception date.

2	The Russell 1000 Growth and the Lipper Large-Cap Growth Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2011  /  ANNUAL REPORT

41

MTB MID CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Mid Cap Growth Fund (the “Fund”) returned 32.43% for Class A Shares and 32.67% for Institutional I Shares, based on net asset value,* versus its benchmark, the Russell Mid Cap Growth Index,** which returned 27.40%.

The Fund rewarded investors with another year of solid performance, achieving top-quartile Lipper peer group ranking. The path to success was not a straight line. The year began with a significant pullback in equity markets as investors’ confidence in the sustainability of U.S. and global economic growth was shaken. Our portfolio, firmly positioned for growth, began the year on a challenging note. However, our analysis of the evidence—both macro and company-specific—led us to conclude that the dire forecasts of decelerating growth would not likely be realized. We used the pullback as an opportunity to build our holdings of competitive companies with solid fundamentals at attractive valuations. Disciplined, fact-based analysis—coupled with a longer-term investment horizon that provided some resistance to the Market’s concerns du jour—set the Fund up to benefit when investors recovered their appetite for companies with superior growth potential.

The Fund’s solid performance relative to the benchmark reflects successful stock selection in a range of sectors and industries; sector allocation had a negligible impact. Information technology, energy, materials, industrials, consumer discretionary, and consumer staples sectors each posted contributions from stock selection of greater than 100 basis points relative to the benchmark. It was particularly gratifying to see our energy and material holdings rebound after a difficult fiscal 2010. Healthcare was the only significant detractor from performance, reflecting weakness in a few holdings (Alere, Inc., MAP Pharmaceuticals, Inc., and Auxilium Pharmaceuticals, Inc.). Even with missteps, careful analysis and disciplined implementation produced a successful result for our investors.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 25.17%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell Mid Cap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Mid Cap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The index is unmanaged and investments cannot be made directly in an index.

ANNUAL REPORT  /  April 30, 2011

42

MTB MID CAP GROWTH FUND – CLASS A SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB Mid Cap Growth Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),2,3 and the Lipper Mid Cap Growth Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	25.17%
5 Years	5.88%
10 Years	6.52%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.62%
After Waivers	1.24%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Mid Cap Growth and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3

The Russell Mid Cap Growth, and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged, and unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

April 30, 2011  /  ANNUAL REPORT

43

MTB MID CAP GROWTH FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Mid Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Russell Mid Cap Growth Index (“Russell Mid Cap Growth”),1,2 and the Lipper Mid Cap Growth Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	32.67%
5 Years	7.26%
10 Years	7.29%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.37%
After Waivers	1.08%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell Mid Cap Growth and the Lipper Mid Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2

The Russell Mid Cap Growth and the Lipper Mid Cap Growth Funds Average are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Mid Cap Growth Fund is the successor to the ARK Mid Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 22, 2003, is historical information for the ARK Mid Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2011

44

MTB SMALL CAP GROWTH FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB Small Cap Growth Fund (the “Fund”) returned 25.69% for Class A Shares, 25.79% for Class C Shares and 25.99% for Institutional I Shares, based on net asset value,* versus its benchmark, the Russell 2000 Growth Index,** which returned 30.29%.

The Fund’s fiscal year was characterized by a continuation of the stock market rally from the lows hit in March 2009. However, the rally did not take hold until late August. At the beginning of the fiscal year, investors fretted over the possibility of a “double dip” recession as the economy transitioned from the acceleration phase of the recovery to the sustainable growth phase. During this transition period from early May to August 24, 2010, the Russell 2000 Growth Index (the “Index”) declined by (13)%. Fears of a “double dip” recession were put to rest on August 27, 2010 when Federal Reserve Chairman, Ben Bernanke, delivered a speech at the Federal Reserve Bank of Kansas City Economic Symposium in Jackson Hole, Wyoming. In his speech, Chairman Bernanke outlined the tools and strategies available for providing additional stimulus, in light of a near-zero Federal Funds rate. The market took the speech as a clear sign that the Federal Reserve was willing and prepared to do whatever it takes to ensure a smooth transition from the acceleration phase to the sustainable growth phase of the economic recovery. As a result, the Index rallied an impressive 52% between late August and the end of the Fund’s fiscal year end.

The 2011 fiscal year relative performance of the Fund got off to a slow start but finished on a positive note. We were positioned for a sustained economic recovery during the above mentioned transition period from May to August 2010, when the market declined by (13)%. During this period, the Fund underperformed the Index by (458) basis points. As you may recall, we wrote in our Second Quarter 2010 Manager Commentary “Many market participants have characterized this pause in the recovery as a prelude to a “double dip.” We believe, however, that the recovery is still intact, and that the current deceleration is a function of a normal slowdown in growth as the acceleration phase fades… Given this outlook, the Fund remains positioned for an economic recovery.” Our positioning paid off. As the market rallied 52% on the heels of Chairman Bernanke’s speech, the Fund outperformed the benchmark by 848 basis points.

Our best performing sector in the fiscal year was industrials. We were able to generate alpha through first-class stock selection. The bulk of our positions were in the machinery industry group. Historically, machinery stocks benefit when economic growth is accelerating. A few of the stand-out performers include WABCO Holdings, Inc., a manufacturer of braking and stability systems for commercial vehicles, with a 96% holding period return, and Bucyrus International, Inc., a manufacturer of mining equipment, with a 43% holding period return. Both companies substantially outperformed the rest of the sector and the overall benchmark.

For the second year in a row, our worst performing sector in the fiscal year was healthcare. Fears around the impact of healthcare reform continued to dominate investor thinking and caused increased volatility in the sector. To that end, we were underweight the sector for the fiscal year. However, our underweight was not enough to offset poor stock selection. Many stocks in the sector became detached from their fundamental values, in our opinion, and instead traded off the rhetoric coming out of Washington DC. When we experience prolonged periods of time during which fundamental values become detached from stock prices, it becomes increasing difficult for our bottom up selection process to add value. As a result, our holdings in the Healthcare sector underperformed the Index’s holdings by 196 basis points on a relative basis.

We are pleased to have provided significant positive absolute performance. We continue to believe that the economy is entering a sustainable growth phase and have positioned the portfolio accordingly.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 18.80%, adjusted for the Fund’s maximum sales charge, and the total return for Class C Shares was 24.79%, adjusted for the Fund’s contingent deferred sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. The index is unmanaged and investments cannot be made directly in an index.

April 30, 2011  /  ANNUAL REPORT

45

MTB SMALL CAP GROWTH FUND – CLASS A AND C SHARES†

The graph below illustrates the hypothetical investment of $10,0001,2,3 in the MTB Small Cap Growth Fund (Class A and C Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Russell 2000 Growth Index (“Russell 2000 Growth”)3,4 and the Lipper Small Cap Growth Funds Average.3,4

Average Annual Total Returns for the Period Ended April 30, 2011

	Class A	Class C
1 Year	18.80%	24.79%
5 Years	2.54%	3.79%
10 Years	4.62%	4.94%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50% for Class A Shares and contingent deferred sales charge (“CDSC”) of 1.00% as applicable for Class C Shares.

Annual Operating Expense Ratio

	Class A	Class C
Before Waivers	1.70%	2.20%
After Waivers	1.47%	1.52%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in Class A Shares after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	Represents a hypothetical investment of $10,000 in Class C Shares. The ending value of the Fund does not reflect a CDSC on any redemption over 1 year from purchase date.

3	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

4	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

ANNUAL REPORT  /  April 30, 2011

46

MTB SMALL CAP GROWTH FUND – INSTITUTIONAL I SHARES†

The graph below illustrates the hypothetical investment of $100,0001 in the MTB Small Cap Growth Fund (Institutional I Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Russell 2000 Growth1,2 and the Lipper Small Cap Growth Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	25.99%
5 Years	3.85%
10 Years	5.35%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.45%
After Waivers	1.25%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2	The Russell 2000 Growth and the Lipper Small Cap Growth Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

†	The MTB Small Cap Growth Fund is the successor to the ARK Small Cap Equity Portfolio pursuant to a reorganization which took place on August 22, 2003. The information presented above, for the periods prior to August 23, 2003, is historical information for the ARK Small Cap Equity Portfolio.

April 30, 2011  /  ANNUAL REPORT

47

MTB INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance

For the fiscal year ended April 30, 2011, MTB International Equity Fund (the “Fund”) returned 20.16% for Class A Shares and 20.24% for Institutional I Shares, based on net asset value,* versus its benchmark, the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI EAFE“)** which returned 19.18%.

Hansberger Global Investors (growth portion)

Hansberger Global Investors (“HGI”) serves as sub-advisor for the growth portion of the Fund. They began managing the growth portion of the Fund in October 2005. Their management discussion and analysis for the year ended April 30, 2011, follows:

HGI’s portion of the Fund assets returned 20.68% (gross of fees) for the fiscal year ended April 30, 2011. The return was more than the benchmark (HGI is benchmarked to the MSCI-ACWI ex-U.S. Index*** which gained 19.73% for the year).

All sectors were positive over the fiscal year with the portfolio delivering double digit positive absolute returns across nine of the ten sectors. For the portfolio, the energy sector was the best performing sector, returning 35.0% with UK based BG Group PLC and Canada’s Suncor Energy, Inc. benefiting from the increase in energy prices. The materials sector was the second biggest contributor to absolute return returning 28.0% in the period with Wacker Chemie AG of Germany the top performer, rising almost 71% as investors focused on the potential for increased demand for its alternative energy products. The information technology sector was the portfolio’s top relative performer, returning 27.0% compared to the 8.1% rise in the benchmark. UK chipmaker ARM Holdings PLC, whose stock price rose over 165%, was the top performer in both the sector and the portfolio for the year. Healthcare was the weakest performing sector in the portfolio, rising 7.2% in the period with Teva Pharmaceuticals Industries Ltd. of Israel, the largest detractor in the sector, registering a decline of almost 20%.

On an absolute basis, all regions were positive during the year with Europe, which returned 25.0%, and Canada and Mexico, which gained 22.7%, being the best performers. Japan was the weakest performing region, although the portfolio’s holdings still registered a gain of 8.2% despite the market registering a sharp reversal following the devastating March 11th earthquake and subsequent tsunami and nuclear crisis. On a relative basis, the portfolio added value through positive stock selection in Japan, Canada and Emerging Markets while stock selection detracted from relative performance in Europe and Pacific ex Japan.

In our opinion, economic prospects are poised to improve in the next several years, led by Emerging Markets which may potentially drive overall global economic growth. We are still favorably disposed towards international equities. Uncertainties still remain, such as sovereign debt risk, so a well-diversified approach is deemed to be prudent. There remain concerns over global growth but we are starting to see indications that conditions are improving in Northern Europe and the United States. Concerns over global growth and sovereign debt have been met with volatility and we anticipate that volatility will continue.

In this volatile environment, we will continue to seek high quality names with good secular growth potential. We believe these companies will be well positioned to provide positive returns for investors over the long-term.

LSV Asset Management (value portion)

LSV Asset Management (“LSV”) serves as sub-advisor for the value portion of the Fund. They began managing the value portion of the Fund in November 2005. Their management discussion and analysis for the year ended April 30, 2011, follows:

LSV’s portion of the Fund assets returned 21.94% (gross of fees) for the fiscal year ended April 30, 2011, outperforming LSV’s benchmark (MSCI-ACWI ex-U.S. Index) which rose 19.73%.

LSV’s value style was not favored during the past 12 months as the value portion of the benchmark (MSCI-ACWI ex-U.S. Value Index) was up just 17.92%. Fortunately, both indices had strong absolute returns for the year. The return for the LSV portion for the past two years is 30.96% on an annualized basis (71.5% cumulative return), so markets have recovered nicely since the financial crisis and LSV has exceeded the benchmark for the two year period as well.

With LSV’s ‘style’ being a detractor for this fiscal year, the excess returns were driven by stock selection. LSV does not take any significant country exposures relative to the benchmark preferring to emphasize their bottom up stock selection model and a deep value style orientation. For the year, stock selection within Japan was particularly strong in both absolute and relative terms, despite the tsunami tragedy. Japan represents the largest country exposure for the portfolio and the benchmark at around 15%. The emerging market exposure in the portfolio was also a positive contributor for the year as stock selection in Brazil and China added value as well. LSV also does not take any significant exposure in one sector of the market. The portfolio is constructed to be within a 5% band around the benchmark sector weights. Therefore, the attribution for the year ends up being driven by style (value), size (smaller) and stock selection as the primary sources of value added. This past year, both style and size were negative attributes and stock selection was quite strong enabling the portfolio return to exceed the benchmark.

Even with high absolute returns for the past two fiscal years of more than 70%, the portfolio’s characteristics remain very attractive compared to history. The price/earnings ratio on the portfolio is at around 10x and the dividend yield is 3.8%, better than what can be had on a 10-year U.S. Treasury bond! Corporate earnings and cash flows have recovered from the bottom and have kept pace with the stock price increases, meaning that valuations remain attractive and we remain optimistic that the future is bright for stock returns and the portfolio.

ANNUAL REPORT  /  April 30, 2011

48

Baring International Investment Limited (core portion)

Baring International Investment Limited serves as sub-advisor for the core portion of the Fund. They began managing a portion of the Fund on February 13, 2009. Their management discussion and analysis for the year ended April 30, 2011, follows:

International equities performed very well over the fiscal year ended April 30, 2011. All sectors generated a positive absolute return during the year. Telecommunication services and materials were the two best sectors both rising by just under 30%. Information technology was the worst performing sector rising by only 5%. We also saw positive returns across all equity regions. Continental Europe was the best performing region rising by 27% in the year. Japan was the worst performing region rising by only 2%.

Fund performance was strong in absolute terms rising by just over 21%. This was moderately better than the benchmark. By region, our allocation detracted from performance. The biggest factor here was that we had less invested in Europe than the benchmark, and Europe was the best performing region. This was offset to some extent by our allocation to Japan. We had less invested in Japanese stocks than the benchmark, and Japan was the worst performing region.

By sector, our allocation was also negative. We had more invested in technology stocks than the benchmark, and technology was the worst performing sector. This was offset to some extent by our allocation to utilities. We had less invested in utilities than the benchmark, and utilities was a weak performing sector.

Our stock selection was strong, both by region and by sector, and more than compensated for our weak allocation. Our financials stock selection added the most value. The key factor here was that we avoided investing in the troubled European banking sector and instead focused our financial investments in insurance companies and banks with Asian or emerging market exposure. We also had strong stock selection in Pacific ex Japan and Japan. In Japan, we benefited from holding stocks that were less impacted by the earthquake than the overall market.

We think the strongly positive returns that international equities achieved in the past year was quite an achievement considering the tumultuous events of the past several months.

To recap, we saw protests that led to the fall of governments in Tunisia and Egypt, outbreak of civil war in Libya, civil unrest in Bahrain and Syria, and a nascent protest movement in Saudi Arabia; a 9.0 Richter scale earthquake in Japan (the 4th most powerful earthquake ever recorded) and its resulting tsunami, which in turn led to the ongoing, nuclear incident at Fukushima; and finally, a slow, grinding, relentless escalation of the European debt crisis.

In addition to all this, we began this calendar year with a number of ongoing risks and imbalances. Among them, the risk of China over tightening and a relapse into recession in the west. For good measure, we’ve also seen the oil price rise back above $100 per barrel. And yet, with only a few wobbles, the international equity market absorbed all of these events and moved higher over the year.

The unrest in North Africa and the Middle East has had little direct impact on the global economy because these economies remain relatively small. However, the indirect impact has been the rise in the price of a barrel of oil as investors contemplate disrupted oil shipping lanes in the Straits of Hormuz. We continue to favor investing in the energy sector.

The compound disaster that is the Japan earthquake-tsunami-nuclear accident is having a much greater impact on the global economy. First of all it is has created tremendous human and physical loss to the world’s third largest economy which will lead to lower economic output in the short term. Second, it has led to supply chain chaos in the technology and automotive sectors as production of key components have been disrupted.

We began to look more favorably on Japan towards the end of 2010 and we had been looking to add any interesting Japanese growth stocks that our team could identify. That work was still ongoing and as a result of this the portfolio was underweight to Japan at the time of the earthquake.

This was fortunate, and now the question is whether the recent sell off in Japanese equities has created a buying opportunity. The answer is not clear cut. Some companies have seen their business models severely disrupted by the earthquake and it will be some time until normal service resumes, other companies are still finding out the extent of the disruption they will face.

However, some companies have emerged relatively unscathed with their growth plans intact. Where we can find these types of companies on attractive valuations we may make purchases for the portfolio.

The last point to note about the Japan situation is that the ongoing nuclear crisis at Fukushima has thrown a dense fog over the future growth of nuclear energy. In the past year, we had been looking for growth ideas that played into the nuclear energy theme. The one holding that we had purchased, uranium miner Paladin Energy, sold off heavily as the crisis unfolded. We are reviewing this holding but have done nothing for now.

The future growth of nuclear energy is not clear. The Europeans seem likely to react the most severely, with the exception of France, and their cancelling of new nuclear power plants would not be a surprise.

However, around half of the nuclear power plants planned globally by 2020 are for the Chinese. Though the Chinese have ordered a safety review of their planned nuclear projects, given their lack of oil resources and their over-reliance on coal it would seem that they have little alternative but to increase the share of power that they generate from nuclear. Similar arguments apply to India and to other developing markets.

Notwithstanding this, liquefied natural gas (“LNG”) is a clear beneficiary of the Japan nuclear incident and we have a strong position in the portfolio in this area.

Lost among all of the recent events was the slow and relentless escalation of the European debt crisis. How events here will unfold is unclear because the decisive factors will be as much to do with political choice as economic factors. Therefore, we are comfortable continuing to avoid owning European banks.

Also overlooked among the events of the first quarter was sufficient appreciation of the coming end to the US Federal Reserve’s second round of quantitative easing (“QE2”). The end of the first round of quantitative easing saw the U.S. economy with insufficient

April 30, 2011  /  ANNUAL REPORT

49

momentum to sustain growth. Barring further disasters, investors are likely to pay much more attention to this in the coming months.

We think there is a good chance that the end of QE2 could reveal the weakness of the underlying growth in the economy. It is why our focus remains to find growth stocks for our portfolios. When economic growth is scarce, growth stocks tend to perform well.

*	Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return for Class A Shares was 13.56%, adjusted for the Fund’s maximum sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.mtbfunds.com or call 1-800-836-2211.

**	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index.

***	The MSCI ACWI (All Country World Index), Ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. As of January 2009, the MSCI-ACWI ex-U.S. Index consisted of 46 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index is unmanaged and investments cannot be made directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

ANNUAL REPORT  /  April 30, 2011

50

MTB INTERNATIONAL EQUITY FUND – CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001,2 in the MTB International Equity Fund (Class A Shares) (the “Fund”) from April 30, 2001 to April 30, 2011, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI EAFE”)2,3 and the Lipper International Multi Cap Core Funds Average.2,3

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	13.56%
5 Years	(0.37)%
10 Years	4.19%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211. Total returns shown include the maximum sales charge of 5.50%.

Annual Operating Expense Ratio

Before Waivers	1.72%
After Waivers	1.61%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

2	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE and the Lipper International Multi Cap Core Funds Average have been adjusted to reflect reinvestment of dividends on securities in the indexes.

3	The MSCI EAFE and the Lipper International Multi Cap Core Funds Average are not adjusted to reflect sales charges, that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

April 30, 2011  /  ANNUAL REPORT

51

MTB INTERNATIONAL EQUITY FUND – INSTITUTIONAL I SHARES

The graph below illustrates the hypothetical investment of $100,0001 in the MTB International Equity Fund (Institutional I Shares) (the “Fund”) from August 18, 2003 (start of performance) to April 30, 2011, compared to the Morgan Stanley Capital International—Europe, Australasia and Far East Index (“MSCI EAFE”)1,2 and the Lipper International Multi Cap Core Funds Average.1,2

Average Annual Total Returns for the Period Ended April 30, 2011

1 Year	20.24%
5 Years	0.86%
Start of Performance (8/18/03)	7.98%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.mtbfunds.com or call 1-800-836-2211.

Annual Operating Expense Ratio

Before Waivers	1.47%
After Waivers	1.34%

The Expense Ratio Before Waivers represents the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”).

1	The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE and the Lipper International Multi Cap Core Fund Average have been adjusted to reflect reinvestment of dividends on securities in the indexes. Lipper International Multi Cap Core Funds Average performance presented is as of the nearest month-end following inception date.

2	The MSCI EAFE and the Lipper International Multi Cap Core Funds Average are not adjusted to reflect sales charges, that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or an average.

ANNUAL REPORT  /  April 30, 2011

52

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 to April 30, 2011.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
MTB SHORT DURATION GOVERNMENT BOND FUND
Actual
Class A Shares	$1,000.00	$1,004.80	$4.42	0.89%
Class C Shares	$1,000.00	$1,000.90	$8.24	1.66%
Institutional I Shares	$1,000.00	$1,006.10	$3.18	0.64%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.38	$4.46	0.89%
Class C Shares	$1,000.00	$1,016.56	$8.30	1.66%
Institutional I Shares	$1,000.00	$1,021.62	$3.21	0.64%

MTB SHORT-TERM CORPORATE BOND FUND
Actual
Class A Shares	$1,000.00	$1,007.00	$4.28	0.86%
Class C Shares	$1,000.00	$1,003.20	$8.00	1.61%
Institutional I Shares	$1,000.00	$1,008.30	$3.04	0.61%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.53	$4.31	0.86%
Class C Shares	$1,000.00	$1,016.81	$8.05	1.61%
Institutional I Shares	$1,000.00	$1,021.77	$3.06	0.61%

MTB U.S. GOVERNMENT BOND FUND
Actual
Class A Shares	$1,000.00	$991.20	$5.38	1.09%
Institutional I Shares	$1,000.00	$992.90	$3.66	0.74%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.39	$5.46	1.09%
Institutional I Shares	$1,000.00	$1,021.12	$3.71	0.74%

April 30, 2011  /  ANNUAL REPORT

53

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
MTB NEW YORK MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$987.10	$4.14	0.84%
Institutional I Shares	$1,000.00	$988.30	$2.86	0.58%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.63	$4.21	0.84%
Institutional I Shares	$1,000.00	$1,021.92	$2.91	0.58%

MTB PENNSYLVANIA MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$989.00	$4.69	0.95%
Institutional I Shares	$1,000.00	$990.30	$3.45	0.70%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.08	$4.76	0.95%
Institutional I Shares	$1,000.00	$1,021.32	$3.51	0.70%

MTB MARYLAND MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$986.50	$4.68	0.95%
Institutional I Shares	$1,000.00	$987.90	$3.30	0.67%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.08	$4.76	0.95%
Institutional I Shares	$1,000.00	$1,021.47	$3.36	0.67%

MTB VIRGINIA MUNICIPAL BOND FUND
Actual
Class A Shares	$1,000.00	$1,032.90	$4.79	0.95%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.08	$4.76	0.95%

MTB INTERMEDIATE-TERM BOND FUND
Actual
Class A Shares	$1,000.00	$1,010.70	$5.04	1.01%
Class C Shares	$1,000.00	$1,006.90	$8.66	1.74%
Institutional I Shares	$1,000.00	$1,012.40	$3.29	0.66%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.79	$5.06	1.01%
Class C Shares	$1,000.00	$1,016.17	$8.70	1.74%
Institutional I Shares	$1,000.00	$1,021.52	$3.31	0.66%

MTB INCOME FUND
Actual
Class A Shares	$1,000.00	$1,008.00	$5.03	1.01%
Institutional I Shares	$1,000.00	$1,010.80	$3.29	0.66%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,019.79	$5.06	1.01%
Institutional I Shares	$1,000.00	$1,021.52	$3.31	0.66%

MTB STRATEGIC ALLOCATION FUND
Actual
Class A Shares	$1,000.00	$1,106.50	$4.44	0.85%
Institutional I Shares	$1,000.00	$1,108.50	$3.71	0.71%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,020.58	$4.26	0.85%
Institutional I Shares	$1,000.00	$1,000.00	$3.56	0.71%

ANNUAL REPORT  /  April 30, 2011

54

	Beginning Account Value 11/1/10	Ending Account Value 4/30/11	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
MTB LARGE CAP VALUE FUND
Actual
Class A Shares	$1,000.00	$1,172.20	$7.11	1.32%
Institutional I Shares	$1,000.00	$1,173.60	$5.55	1.03%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,018.25	$6.61	1.32%
Institutional I Shares	$1,000.00	$1,019.69	$5.16	1.03%

MTB LARGE CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$1,194.80	$7.73	1.42%
Institutional I Shares	$1,000.00	$1,195.80	$5.61	1.03%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,017.75	$7.10	1.42%
Institutional I Shares	$1,000.00	$1,019.69	$5.16	1.03%

MTB MID CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$1,275.40	$7.00	1.24%
Institutional I Shares	$1,000.00	$1,276.60	$5.98	1.06%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,018.65	$6.21	1.24%
Institutional I Shares	$1,000.00	$1,019.54	$5.31	1.06%

MTB SMALL CAP GROWTH FUND
Actual
Class A Shares	$1,000.00	$1,313.10	$8.37	1.46%
Class C Shares	$1,000.00	$1,313.40	$8.66	1.51%
Institutional I Shares	$1,000.00	$1,313.60	$7.12	1.24%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,017.55	$7.30	1.46%
Class C Shares	$1,000.00	$1,017.31	$7.55	1.51%
Institutional I Shares	$1,000.00	$1,018.65	$6.21	1.24%

MTB INTERNATIONAL EQUITY FUND
Actual
Class A Shares	$1,000.00	$1,119.20	$7.83	1.49%
Institutional I Shares	$1,000.00	$1,120.60	$7.10	1.35%
Hypothetical (assuming a 5% return before expense)
Class A Shares	$1,000.00	$1,017.41	$7.45	1.49%
Institutional I Shares	$1,000.00	$1,018.10	$6.76	1.35%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds it invests in.

April 30, 2011  /  ANNUAL REPORT

55

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short Duration Government Bond Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Collateralized Mortgage Obligations	48.9%
Government Agencies	26.6%
Corporate Bonds	13.5%
U.S. Treasury	10.5%
Mortgage-Backed Securities	0.1%
Cash Equivalents[1]	0.3%
Other Assets and Liabilities – Net[2]	0.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification [3]	Percentage of Total Net Assets
AAA	13.6%
Not Rated	0.2%
U.S. Government Agency Securities	75.6%
U.S. Treasuries	10.5%
Other Assets and Liabilities – Net[2]	0.1%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 48.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 18.2%
Series 2003-2590, Class NU, 5.00%, 6/15/17	$339,124	$346,893
Series 2003-2617, Class GB, 4.00%, 6/15/16	64,304	64,528
Series 2004-2747, Class HA, 4.00%, 10/15/13	341,518	346,994
Series 2004-2844, Class PV, 5.00%, 8/15/15	570,266	612,187
Series 2005-3062, Class LU, 5.50%, 10/15/16	4,738,670	5,150,022
Series 2005-3074, Class BG, 5.00%, 9/15/33	2,965,199	3,121,834
Series 2005-3081, Class CB, 5.00%, 5/15/21	2,248,176	2,269,322
Series 2006-3116, Class PB, 5.00%, 6/15/29	1,150,640	1,169,828
Series 2006-3196, Class PA, 5.25%, 8/15/11	438,296	439,948
Series 2009-3610, Class AB, 1.40%, 12/15/14	1,868,240	1,882,536
Series 2011-3818, Class EA, 4.50%, 11/15/13	2,946,962	3,005,042
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$18,409,134

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 5.1%
Series 2003-113, Class PD, 4.00%, 2/25/17	832,033	857,231
Series 2003-122, Class OK, 4.00%, 6/25/17	895,153	922,337
Series 2003-45, Class AB, 3.75%, 5/25/33	95,426	99,163
Series 2004-55, Class LA, 4.50%, 6/25/21	1,906,604	1,925,153
Series 2008-74, Class AD, 5.00%, 4/25/37	1,290,467	1,322,641
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$5,126,525

Description	Par Value	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 25.6%
Series 2003-10, Class PV, 5.50%, 1/20/14	$3,650,738	$3,871,943
Series 2004-65, Class PA, 4.50%, 9/20/32	486,165	490,104
Series 2005-20, Class VA, 5.00%, 6/16/16	3,660,080	3,781,540
Series 2005-44, Class PC, 5.00%, 12/20/33	3,326,396	3,569,738
Series 2010-17, Class K, 4.00%, 3/16/22	8,763,224	9,421,803
Series 2010-91, Class PA, 3.00%, 8/20/31	4,560,757	4,747,982
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$25,883,110
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $48,413,127)		$49,418,769

CORPORATE BONDS – 13.5%

BANKS – 5.1%
Ally Financial, Inc., FDIC Guaranteed, 2.20%, 12/19/12	5,000,000	5,136,633

DIVERSIFIED FINANCIAL SERVICES – 8.4%
Citigroup Funding, Inc., FDIC Guaranteed, 1.88%, 10/22/12	5,000,000	5,105,896
[2]Sallie Mae, Inc., Sr. Unsecured, 4.34%, 10/03/22	5,595,000	3,467,504
TOTAL DIVERSIFIED FINANCIAL SERVICES		$8,573,400
TOTAL CORPORATE BONDS (COST $13,438,511)		$13,710,033

(MTB Short Duration Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

56	PORTFOLIOS OF INVESTMENTS

MTB Short Duration Government Bond Fund (concluded)

Description	Par Value	Value

GOVERNMENT AGENCIES – 26.6%

FEDERAL FARM CREDIT BANK (FFCB) – 7.3%
4.50%, 10/17/12	$7,000,000	$7,419,421

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 19.3%
1.25%, 8/20/13	3,000,000	3,029,655
2.88%, 5/10/11	9,000,000	9,543,150
Sr. Subordinated, 5.25%, 8/01/12	6,500,000	6,894,009
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$19,466,814
TOTAL GOVERNMENT AGENCIES (COST $26,478,763)		$26,886,235

MORTGAGE-BACKED SECURITIES – 0.1%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
Pool 521605, 9.00%, 6/01/22	10,971	11,296

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.1%
Pool 203632, 8.50%, 2/15/17	4,020	4,640
Pool 306066, 8.50%, 7/15/21	7,785	9,085

Pool 307983, 8.50%, 7/15/21	51,998	60,678

Description	Par Value/Shares	Value
Pool 341948, 8.50%, 1/15/23	$15,843	$18,335
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$92,738
TOTAL MORTGAGE-BACKED SECURITIES (COST $96,302)		$104,034

U.S. TREASURY – 10.5%

U.S. TREASURY NOTE – 10.5%
0.50%, 10/15/13	7,000,000	6,951,875
0.75%, 3/31/13	3,700,000	3,712,430
TOTAL U.S. TREASURY NOTE		$10,664,305
TOTAL U.S. TREASURY (COST $10,671,529)		$10,664,305

MONEY MARKET FUND – 0.3%
[8]Dreyfus Government Cash Management Fund, Institutional Shares, 0.00%	254,898	254,898
TOTAL MONEY MARKET FUND (COST $254,898)		$254,898
TOTAL INVESTMENTS – 99.9% (COST $99,353,130)		$101,038,274
OTHER ASSETS LESS LIABILITIES – 0.1%		77,256
TOTAL NET ASSETS – 100.0%		$101,115,530

Cost of investments for Federal income tax purposes is $99,353,130. The net unrealized appreciation/depreciation of investments was $1,685,144. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $1,853,217 and net unrealized depreciation from investments for those securities having an excess of cost over value of $168,073.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Collateralized Mortgage Obligations	$—	$49,418,769	$—	$49,418,769
Corporate Bonds	—	13,710,033	—	13,710,033
Government Agencies	—	26,886,235	—	26,886,235
Mortgage-Backed Securities	—	104,034	—	104,034
U.S. Treasury	—	10,664,305	—	10,664,305
Money Market Fund	254,898	—	—	254,898

Total	$254,898	$100,783,376	$—	$101,038,274

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

57

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Short-Term Corporate Bond Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Corporate Bonds	91.0%
Collateralized Mortgage Obligations	3.4%
Asset Backed Securities	2.5%
U.S. Treasury	2.5%
Adjustable Rate Mortgage	0.0%[4]
Cash Equivalents[1]	7.3%
Other Assets and Liabilities – Net[2]	(6.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

(4)	Represents less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	2.9%
AA	13.2%
A	26.5%
BBB	46.4%
BB	3.6%
B	1.9%
Not Rated	8.4%
U.S. Government Agency Securities	1.3%
U.S. Treasuries	2.5%
Other Assets and Liabilities – Net[2]	(6.7)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%
[1]Pool 399251, 2.44%, 8/01/11	$68	$71
TOTAL ADJUSTABLE RATE MORTGAGE (COST $68)		$71

ASSET BACKED SECURITIES – 2.5%

FINANCIAL SERVICES – 2.0%
Hyundai Auto Receivables Trust, Series 2011-A, Class A2, 0.69%, 11/15/13	2,000,000	2,001,874
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Class A2, 0.67%, 12/20/13	1,700,000	1,701,044
TOTAL FINANCIAL SERVICES		$3,702,918

WHOLE LOAN – 0.5%
[1,6,7]Student Loan Marketing Association, Series 2011-A, Class A1, 1.21%, 6/15/11	1,000,000	1,002,028
TOTAL ASSET BACKED SECURITIES (COST $4,699,849)		$4,704,946

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.4%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 2.0%
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.81%, 5/12/39	1,640,988	1,685,999

Description	Par Value	Value

Morgan Stanley Capital I, Series 2004-IQ7, Class A4, 5.54%, 6/15/38	$2,000,000	$2,161,266
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$3,847,265

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.3%
Series 1920, Class H, 7.00%, 1/15/12	13,287	13,503
Series 2003-2632, Class A, 4.00%, 1/15/18	754,096	781,475
Series 2003-2643, Class LB, 4.50%, 7/15/16	198,278	199,516
Series 2003-2643, Class DA, 4.00%, 3/15/28	592,558	595,901
Series 2003-2649, Class KA, 4.50%, 7/15/18	389,222	411,311
Series 2003-2716, Class UA, 4.50%, 7/15/20	145,915	146,708
Series 2004-2798, Class J, 4.50%, 4/15/17	132,361	133,300
Series 2005-2915, Class KP, 5.00%, 11/15/29	90,000	92,094
Series 2005-2938, Class DB, 5.00%, 11/15/28	37,798	38,120
Series 2005-3075, Class TP, 5.50%, 1/15/30	76,783	78,908
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$2,490,836

WHOLE LOAN – 0.1%
GSR Mortgage Loan Trust, Series 2006-2F, Class 2A15, 5.75%, 2/25/36	88,092	87,633
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8, 4.75%, 11/25/18	57,362	57,611
TOTAL WHOLE LOAN		$145,244
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $6,500,425)		$6,483,345

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ANNUAL REPORT  /  April 30, 2011

58	PORTFOLIOS OF INVESTMENTS

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

CORPORATE BONDS – 91.0%

AUTO MANUFACTURERS – 0.1%
[6,7]Hyundai Motor Manufacturing Czech s.r.o., Company Guaranteed, 4.50%, 4/15/15	$250,000	$258,858

AUTO PARTS & EQUIPMENT – 0.5%
[1]Johnson Controls, Inc., Sr. Unsecured, 0.72%, 5/04/11	1,000,000	1,001,623

BANKS – 19.7%
[1,6,7]ABN Amro Bank NV, Sr. Unsecured, 2.04%, 7/29/11	1,000,000	1,022,870
Ally Financial, Inc., Company Guaranteed, 4.50%, 2/11/14	400,000	404,500
[6,7]Ally Financial, Inc., Company Guaranteed, 6.25%, 12/01/17	1,000,000	1,050,000
American Express Bank FSB, Series 1, Sr. Unsecured, BKN1, 5.55%, 10/17/12	1,000,000	1,061,179
American Express Centurion Bank, Sr. Unsecured, BKNT, 5.55%, 10/17/12	1,000,000	1,061,926
[1,12]Bank of America Corp., Sr. Unsecured, MTN, 1.69%, 7/29/11	1,000,000	1,016,848
[1]Bank of Nova Scotia, Certificate of Deposit, 0.63%, 5/16/11	1,000,000	999,655
BB&T Corp., Sr. Unsecured
[1]0.97%, 7/28/11	1,000,000	1,001,249
3.10%, 7/28/11	325,000	327,088
BB&T Corp., Subordinated, 6.50%, 8/01/11	1,000,000	1,014,415
BB&T Corp., Sr. Unsecured, 5.70%, 4/30/14	1,000,000	1,109,322
BNP Paribas, Bank Guaranteed, MTN, 3.60%, 2/23/16	1,000,000	1,017,947
Capital One Financial Corp., Sr. Unsecured, 4.80%, 2/21/12	1,250,000	1,290,247
[12]Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	250,000	290,800
[1]Citigroup, Inc., Sr. Unsecured, 1.16%, 5/15/11	1,300,000	1,304,373
[1]Citigroup, Inc., Sr. Unsecured, 1.23%, 7/01/11	2,000,000	2,001,438
[12]Citigroup, Inc., Sr. Unsecured, 4.59%, 12/15/15	250,000	264,218
Credit Suisse, Sr. Unsecured, MTN, 3.45%, 7/02/12	3,000,000	3,092,220
Fifth Third Bancorp, Sr. Unsecured, 6.25%, 5/01/13	850,000	924,435
[1]Goldman Sachs Group, Inc., Sr. Unsecured, 1.31%, 5/07/11	2,000,000	2,008,021
Goldman Sachs Group, Inc., Sr. Unsecured, 5.25%, 10/15/13	2,000,000	2,160,590
1JPMorgan Chase & Co., Notes, MTN, 0.00%, 5/02/11	1,000,000	1,001,500
1JPMorgan Chase & Co., Sr. Notes, MTN, 1.07%, 7/25/11	1,000,000	1,001,799
1JPMorgan Chase Capital XXIII, Limited Guarantee, 1.31%, 5/16/11	1,000,000	839,346
[12]KeyCorp, Sr. Unsecured, MTN, 6.50%, 5/14/13	1,000,000	1,093,219

Description	Par Value	Value

[1]Morgan Stanley, Sr. Unsecured, 1.87%, 7/25/11	$1,000,000	$1,013,245
[1]Morgan Stanley, Sr. Unsecured, 1.25%, 7/29/11	2,000,000	2,002,177
National City Bank, Subordinated, BKNT, 6.20%, 12/15/11	460,000	475,438
[1,6,7]Societe Generale, Sr. Unsecured, 1.33%, 7/11/11	1,000,000	1,002,306
1UBS AG, Series FRN, Sr. Unsecured, 1.27%, 7/28/11	2,000,000	2,020,644
[12]Wells Fargo & Co., Subordinated, 5.13%, 9/01/12	2,000,000	2,106,079
[12]Wells Fargo & Co., Sr. Notes, 3.63%, 4/15/15	250,000	261,478
TOTAL BANKS		$37,240,572

BEVERAGES – 3.0%
[1]Anheuser-Busch InBev Worldwide, Inc., Series FRN, Company Guaranteed, 0.82%, 7/27/11	500,000	503,237
[12]Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 2.50%, 3/26/13	1,000,000	1,026,279
[1]Coca-Cola Refreshments USA, Inc., Sr. Unsecured, 0.91%, 5/06/11	1,000,000	1,000,139
Diageo Capital PLC, Company Guaranteed, 5.20%, 1/30/13	1,000,000	1,072,286
Dr Pepper Snapple Group, Inc., Company Guaranteed, 1.70%, 12/21/11	1,000,000	1,007,410
Dr Pepper Snapple Group, Inc., Company Guaranteed, 2.35%, 12/21/12	1,000,000	1,021,464
TOTAL BEVERAGES		$5,630,815

BUILDING MATERIALS – 0.6%
Masco Corp., Sr. Unsecured, 5.88%, 7/15/12	1,000,000	1,048,125

CHEMICALS – 2.8%
Dow Chemical Co., Sr. Unsecured, 4.85%, 8/15/12	800,000	$839,820
Dow Chemical Co., Sr. Unsecured, 7.60%, 5/15/14	250,000	291,441
1Ei DU Pont de Nemours & Co., Sr. Unsecured, 0.73%, 6/25/11	2,000,000	2,008,415
Potash Corp. of Saskatchewan, Inc., Sr. Unsecured, 4.88%, 3/01/13	2,000,000	2,129,702
TOTAL CHEMICALS		$5,269,378

COMMERCIAL SERVICES – 0.3%
[1]Western Union Co., Sr. Unsecured, 0.89%, 6/07/11	500,000	501,164

COMPUTERS – 1.5%
Hewlett-Packard Co., Sr. Unsecured, 4.25%, 2/24/12	1,000,000	1,032,968
International Business Machines Corp., Sr. Unsecured, 2.10%, 5/06/13	1,000,000	1,025,506
International Business Machines Corp., Sr. Unsecured, 1.00%, 8/05/13	800,000	800,684
TOTAL COMPUTERS		$2,859,158

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April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	59

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

COSMETICS/PERSONAL CARE – 0.5%
Procter & Gamble International Funding SCA, Company Guaranteed, 1.35%, 8/26/11	$1,000,000	$1,004,991

DIVERSIFIED FINANCIAL SERVICES – 11.8%
BlackRock, Inc., Sr. Unsecured, 3.50%, 12/10/14	1,000,000	1,054,491
BP Capital Markets PLC, Company Guaranteed, 1.55%, 8/11/11	250,000	250,786
Capital One Bank USA NA, Subordinated, 6.50%, 6/13/13	1,000,000	1,098,532
Credit Suisse USA, Inc., Bank Guaranteed, 5.50%, 8/16/11	500,000	507,146
Ford Motor Credit Co. LLC, Sr. Unsecured, 7.25%, 10/25/11	1,000,000	1,027,500
Ford Motor Credit Co. LLC, Sr. Unsecured, 8.70%, 10/01/14	1,000,000	1,147,500
[1]General Electric Capital Corp., Sr. Unsecured, MTN, 0.92%, 7/07/11	1,000,000	1,000,701
[12]General Electric Capital Corp., Unsecured, 1.88%, 9/16/13	1,000,000	1,007,930
General Electric Capital Corp., Sr. Unsecured, 2.10%, 1/07/14	1,000,000	1,011,245
1HSBC Finance Corp., Sr. Unsecured, 0.66%, 6/15/11	1,000,000	996,539
12IBM International Group Capital LLC, Company Guaranteed, 5.05%, 10/22/12	1,000,000	1,063,876
International Lease Finance Corp., Sr. Unsecured, 5.35%, 3/01/12	2,000,000	2,047,500
Jefferies Group, Inc., Sr. Unsecured, 3.88%, 11/09/15	2,000,000	2,027,994
John Deere Capital Corp., Sr. Unsecured, MTN, 4.95%, 12/17/12	1,000,000	1,067,640
John Deere Capital Corp., Sr. Unsecured, MTN, 4.90%, 9/09/13	500,000	544,310
[1,6,7]MassMutual Global Funding II, Notes, 0.66%, 7/14/11	1,000,000	1,000,722
[6,7]MassMutual Global Funding II, Sr. Secured, 3.63%, 7/16/12	500,000	515,759
Raymond James Financial, Inc., Sr. Unsecured, 4.25%, 4/15/16	1,500,000	1,537,602
SLM Corp., Series A, Sr. Unsecured, MTNA, 5.00%, 10/01/13	1,000,000	1,043,895
12SLM Corp., Sr. Notes, MTN, 6.25%, 1/25/16	300,000	318,833
TD Ameritrade Holding Corp., Company Guaranteed, 2.95%, 12/01/12	2,000,000	2,047,873
TOTAL DIVERSIFIED FINANCIAL SERVICES		$22,318,374

ELECTRIC – 2.9%
Consolidated Edison Co. of New York, Inc., Series 05-C, Sr. Unsecured, 5.38%, 12/15/15	110,000	124,193
Dominion Resources, Inc., Sr. Unsecured, 5.70%, 9/17/12	2,000,000	2,130,811
Georgia Power Co., Sr. Unsecured, 1.30%, 9/15/13	1,000,000	1,001,302

Description	Par Value	Value

[12]Virginia Electric and Power Co., Sr. Unsecured, 5.10%, 11/30/12	$2,000,000	$2,131,835
TOTAL ELECTRIC		$5,388,141

ELECTRONICS – 0.6%
[12]Agilent Technologies, Inc., Sr. Unsecured, 4.45%, 9/14/12	1,000,000	1,041,212

FOOD – 6.4%
ConAgra Foods, Inc., Sr. Unsecured, 6.75%, 9/15/11	2,000,000	2,045,206
ConAgra Foods, Inc., Sr. Unsecured, 5.88%, 4/15/14	254,000	280,676
HJ Heinz Finance Co., Company Guaranteed, 6.63%, 7/15/11	1,250,000	1,265,619
Kellogg Co., Sr. Unsecured, 5.13%, 12/03/12	1,000,000	1,067,967
Kraft Foods, Inc., Sr. Unsecured, 5.63%, 11/01/11	52,000	53,372
[12]Kraft Foods, Inc., Unsecured, 5.25%, 10/01/13	1,000,000	1,090,166
Kraft Foods, Inc., Sr. Unsecured, 4.13%, 2/09/16	2,000,000	2,104,528
Kroger Co., Company Guaranteed, 5.50%, 2/01/13	250,000	267,828
Kroger Co., Company Guaranteed, 5.00%, 4/15/13	1,580,000	1,693,744
McCormick & Co., Inc., Sr. Unsecured, 5.80%, 7/15/11	700,000	707,681
[6,7]WM Wrigley Jr. Co., Sr. Secured, 3.70%, 6/30/14	1,500,000	1,546,482
TOTAL FOOD		$12,123,269

GAS – 0.8%
[1]Sempra Energy, Sr. Unsecured, 1.07%, 6/15/11	1,500,000	1,507,532

HEALTHCARE PROVIDERS & SERVICES – 0.5%
[1]Quest Diagnostics, Inc., Company Guaranteed, 1.16%, 6/24/11	1,000,000	1,002,864

INSURANCE – 5.5%
Hartford Financial Services Group, Inc., Sr. Unsecured, 5.25%, 10/15/11	1,500,000	1,530,127
Lincoln National Corp., Sr. Unsecured, 5.65%, 8/27/12	1,246,000	1,317,182
[12]Lincoln National Corp., Sr. Unsecured, 4.30%, 6/15/15	1,000,000	1,055,309
MetLife, Inc., Sr. Unsecured, 6.13%, 12/01/11	500,000	516,488
MetLife, Inc., Sr. Unsecured, 2.38%, 2/06/14	1,750,000	1,775,902
[6,7]Metropolitan Life Global Funding I, Sr. Secured, 2.50%, 1/11/13	1,000,000	1,019,938
Principal Financial Group, Inc., Company Guaranteed, 7.88%, 5/15/14	1,100,000	1,276,743
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.63%, 9/17/12	750,000	774,289
Prudential Financial, Inc., Sr. Unsecured, MTN, 2.75%, 1/14/13	1,000,000	1,021,154
TOTAL INSURANCE		$10,287,132

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ANNUAL REPORT  /  April 30, 2011

60	PORTFOLIOS OF INVESTMENTS

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

INTERNET – 0.5%
eBay, Inc., Sr. Unsecured, 0.88%, 10/15/13	$1,000,000	$997,810

IRON/STEEL – 0.8%
Arcelormittal, Sr. Unsecured, 3.75%, 8/05/15	1,000,000	1,025,676
Arcelormittal, Sr. Unsecured, 3.75%, 3/01/16	500,000	507,486
TOTAL IRON/STEEL		$1,533,162

LEISURE TIME – 0.5%
[6,7]Harley-Davidson Financial Services, Inc., Company Guaranteed, 3.88%, 3/15/16	1,000,000	1,011,251

MEDIA – 5.1%
[12]Comcast Cable Communications Holdings, Inc., Company Guaranteed, 8.38%, 3/15/13	2,000,000	2,251,250
Comcast Cable Holdings LLC, Company Guaranteed, 9.80%, 2/01/12	200,000	213,564
Comcast Holdings Corp., Company Guaranteed, 10.63%, 7/15/12	2,000,000	2,225,157
COX Communications, Inc., Unsecured, 7.13%, 10/01/12	1,535,000	1,663,084
12DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 3.50%, 3/01/16	1,000,000	1,017,332
Time Warner Cable, Inc., Company Guaranteed, 7.50%, 4/01/14	1,000,000	1,155,325
Walt Disney Co., Series B, Sr. Unsecured, MTNB, 6.38%, 3/01/12	1,000,000	1,050,715
TOTAL MEDIA		$9,576,427

METALS & MINING – 1.5%
[12]Vale Canada Ltd., Sr. Unsecured, 7.75%, 5/15/12	525,000	560,567
Xstrata Canada Corp., Company Guaranteed, 7.35%, 6/05/12	750,000	797,938
Xstrata Canada Corp., Company Guaranteed, 7.25%, 7/15/12	710,000	757,904
[6,7]Xstrata Finance Canada Ltd., Company Guaranteed, 5.50%, 11/16/11	618,000	633,846
TOTAL METALS & MINING		$2,750,255

MISCELLANEOUS MANUFACTURING – 0.9%
General Electric Co., Sr. Unsecured, 5.00%, 2/01/13	1,000,000	1,069,013
ITT Corp., Sr. Unsecured, 4.90%, 5/01/14	500,000	541,325
TOTAL MISCELLANEOUS MANUFACTURING		$1,610,338

OFFICE/BUSINESS EQUIPMENT – 1.7%
Pitney Bowes, Inc., Sr. Unsecured, 4.63%, 10/01/12	1,000,000	1,047,193
Xerox Corp., Sr. Unsecured, 5.50%, 5/15/12	2,000,000	2,094,829
TOTAL OFFICE/BUSINESS EQUIPMENT		$3,142,022

OIL & GAS – 4.8%
Apache Corp., Sr. Unsecured, 6.25%, 4/15/12	1,000,000	1,053,387
Chesapeake Energy Corp., Company Guaranteed, 7.63%, 7/15/13	1,000,000	1,102,500

Description	Par Value	Value

ConocoPhillips, Company Guaranteed, 4.75%, 10/15/12	$1,000,000	$1,059,626
Devon Financing Corp. ULC, Company Guaranteed, 6.88%, 9/30/11	1,000,000	1,025,749
Tesoro Corp., Company Guaranteed, 6.25%, 11/01/12	1,000,000	1,058,750
Valero Energy Corp., Company Guaranteed, 6.88%, 4/15/12	1,000,000	1,056,622
Valero Energy Corp., Company Guaranteed, 4.75%, 6/15/13	2,000,000	2,134,749
XTO Energy, Inc., Sr. Unsecured, 7.50%, 4/15/12	590,000	630,031
TOTAL OIL & GAS		$9,121,414

PHARMACEUTICALS – 0.3%
Mead Johnson Nutrition Co., Sr. Unsecured, 3.50%, 11/01/14	500,000	522,281

PIPELINES – 2.8%
Enterprise Products Operating LLC, Company Guaranteed, 7.63%, 2/15/12	1,488,000	1,568,341
[12]Enterprise Products Operating LLC, Series G, Company Guaranteed, 5.60%, 10/15/14	1,000,000	1,111,245
Plains All American Pipeline LP / PAA Finance Corp., Company Guaranteed, 4.25%, 9/01/12	2,500,000	2,599,871
TOTAL PIPELINES		$5,279,457

REAL ESTATE INVESTMENT TRUSTS (REIT) – 4.0%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 5.50%, 1/15/12	750,000	773,947
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 6.13%, 11/01/12	1,000,000	1,074,035
Boston Properties LP, Sr. Unsecured, 6.25%, 1/15/13	500,000	541,121
CommonWealth REIT, Sr. Unsecured, 5.75%, 2/15/14	1,000,000	1,065,567
HCP, Inc., Sr. Unsecured, MTN, 5.95%, 9/15/11	1,000,000	1,019,328
HCP, Inc., Sr. Unsecured, 6.45%, 6/25/12	385,000	407,053
HCP, Inc., Sr. Unsecured, 2.70%, 2/01/14	500,000	506,595
Health Care REIT, Inc., Sr. Unsecured, 6.00%, 11/15/13	2,000,000	2,190,229
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$7,577,875

RETAIL – 2.6%
12CVS Caremark Corp., Sr. Unsecured, 4.88%, 9/15/14	1,600,000	1,755,031
Home Depot, Inc., Sr. Unsecured, 5.25%, 12/16/13	1,500,000	1,644,941
Staples, Inc., Company Guaranteed, 7.38%, 10/01/12	1,375,000	1,489,458
TOTAL RETAIL		$4,889,430

SEMICONDUCTORS – 0.5%
[6,7]Broadcom Corp., Sr. Unsecured, 1.50%, 11/01/13	1,000,000	999,603

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April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	61

MTB Short-Term Corporate Bond Fund (continued)

Description	Par Value	Value

TELECOMMUNICATIONS – 3.8%
American Tower Corp., Sr. Unsecured, 4.63%, 4/01/15	$1,000,000	$1,050,372
AT&T Corp., Company Guaranteed, 7.30%, 11/15/11	500,000	517,986
AT&T, Inc., Sr. Unsecured, 4.45%, 5/15/21	500,000	505,157
Cellco Partnership / Verizon Wireless Capital LLC, Sr. Unsecured, 3.75%, 5/20/11	1,600,000	1,602,793
Juniper Networks, Inc., Sr. Unsecured, 3.10%, 3/15/16	500,000	506,978
Telecom Italia Capital SA, Company Guaranteed, 6.20%, 7/18/11	1,000,000	1,011,056
[1]Verizon Communications, Inc., Series FRN, Sr. Unsecured, 0.92%, 6/28/11	1,000,000	1,010,340
Verizon Communications, Inc., Sr. Unsecured, 4.35%, 2/15/13	1,000,000	1,057,811
TOTAL TELECOMMUNICATIONS		$7,262,493

TRANSPORTATION – 3.7%
Canadian National Railway Co., Sr. Unsecured, 6.38%, 10/15/11	1,000,000	1,027,243
Federal Express Corp., Sr. Unsecured, 9.65%, 6/15/12	2,600,000	2,844,630
Ryder System, Inc., Sr. Unsecured, MTN, 3.15%, 3/02/15	2,000,000	2,040,879
Union Pacific Corp., Sr. Unsecured, 6.13%, 1/15/12	416,000	432,518
[12]Union Pacific Corp., Sr. Unsecured, 6.50%, 4/15/12	536,000	566,459
TOTAL TRANSPORTATION		$6,911,729
TOTAL CORPORATE BONDS (COST $169,675,696)		$171,668,755

U.S. TREASURY – 2.5%

U.S. TREASURY NOTE – 2.5%
[12]0.75%, 3/31/13	420,000	421,411
[12]1.25%, 2/15/14	1,000,000	1,008,906
2.00%, 1/31/16	1,000,000	1,006,250
[12]2.25%, 3/31/16	2,240,000	2,273,600
TOTAL U.S. TREASURY NOTE		$4,710,167
TOTAL U.S. TREASURY (COST $4,673,335)		$4,710,167

REPURCHASE AGREEMENT – 0.0%
Credit Suisse First Boston LLC, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $72,925, collateralized by a U.S. Treasury Security 1.50%, maturing 12/31/13; total market value of $76,577.	72,925	72,925
TOTAL REPURCHASE AGREEMENT (COST $72,925)		$72,925
TOTAL INVESTMENTS IN SECURITIES – 99.4% (COST $185,622,298)		$187,640,209

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 7.3%

REPURCHASE AGREEMENTS – 7.3%
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $2,000,005, collateralized by U.S. Treasury Securities 0.00% to 0.00%, maturing 05/15/11 to 02/15/41; total market value of $2,044,410.	$2,000,000	$2,000,000
BNP Paribas Securities Corp., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $3,249,679, collateralized by U.S. Government Securities 1.42% to 7.13%, maturing 09/01/13 to 09/01/49; total market value of $3,317,894.	3,249,665	3,249,665
Credit Suisse First Boston LLC, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $2,000,005, collateralized by U.S. Treasury Securities 1.88% to 7.13%, maturing 07/15/12 to 08/15/29; total market value of $2,058,121.	2,000,000	2,000,000
JP Morgan Securities LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 4.00% to 4.50%, maturing 02/01/26 to 03/01/41; total market value of $1,530,020.	1,500,000	1,500,000
Mizuho Securities, Inc., 0.07%, dated 04/29/11, due 05/02/11, repurchase price $1,500,009, collateralized by U.S. Government Securities 0.60% to 8.50%, maturing 01/01/21 to 06/25/43; total market value of $1,530,000.	1,500,000	1,500,000
RBC Capital Markets LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 1.99% to 5.13%, maturing 02/01/17 to 04/01/41; total market value of $1,530,000.	1,500,000	1,500,000
RBS Securities, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $2,000,005, collateralized by U.S. Treasury Securities 0.75% to 6.00%, maturing 08/15/13 to 02/15/26; total market value of $2,062,697.	2,000,000	2,000,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $13,749,665)		$13,749,665
TOTAL INVESTMENTS – 106.7% (COST $199,371,963)		$201,389,874
COLLATERAL FOR SECURITIES ON LOAN – (7.3%)		(13,749,665)
OTHER ASSETS LESS LIABILITIES – 0.6%		1,189,100
TOTAL NET ASSETS – 100.0%		$188,829,309

(MTB Short-Term Corporate Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

62	PORTFOLIOS OF INVESTMENTS

MTB Short-Term Corporate Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $199,385,926. The net unrealized appreciation/depreciation of investments was $2,003,948. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,075,548 and net unrealized depreciation from investments for those securities having an excess of cost over value of $71,600.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Adjustable Rate Mortgage	$—	$71	$—	$71
Asset Backed Securities	—	4,704,946	—	4,704,946
Collateralized Mortgage Obligations	—	6,483,345	—	6,483,345
Corporate Bonds	—	171,668,755	—	171,668,755
U.S. Treasury	—	4,710,167	—	4,710,167
Repurchase Agreements	—	13,822,590	—	13,822,590

Total	$—	$201,389,874	$—	$201,389,874

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

63

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB U.S. Government Bond Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Government Agencies	36.9%
Mortgage-Backed Securities	30.1%
U.S. Treasury	15.9%
Collateralized Mortgage Obligations	10.9%
Corporate Bonds	4.6%
Municipal Bonds	1.2%
Cash Equivalents[1]	17.5%
Other Assets and Liabilities – Net[2]	(17.1)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	4.8%
AA	2.0%
BBB	2.9%
BB	8.7%
Not Rated	18.8%
U.S. Government Agency Securities	64.0%
U.S. Treasuries	15.9%
Other Assets and Liabilities – Net[2]	(17.1)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 10.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.0%
Series 1920, Class H, 7.00%, 1/15/12	$26,575	$27,005
Series 1988-6, Class C, 9.05%, 6/15/19	21,729	24,279
Series 1989-112, Class I, 6.50%, 1/15/21	4,136	4,467
Series 1990-136, Class E, 6.00%, 4/15/21	11,015	11,817
Series 1990-141, Class D, 5.00%, 5/15/21	3,798	4,009
Series 1993-1577, Class PK, 6.50%, 9/15/23	232,594	252,418
Series 1993-1644, Class K, 6.75%, 12/15/23	176,000	192,999
Series 1994-1686, Class PJ, 5.00%, 2/15/24	35,900	37,579
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$554,573

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.1%
Series 1993-113, Class PK, 6.50%, 7/25/23	110,791	121,021
Series 1993-127, Class H, 6.50%, 7/25/23	107,748	117,807
Series 1993-202, Class J, 6.50%, 11/25/23	57,591	63,217
Series 1994-3, Class PL, 5.50%, 1/25/24	96,978	103,979
Series 1994-55, Class H, 7.00%, 3/25/24	120,604	133,661
Series 2002-52, Class QA, 6.00%, 7/18/32	62,429	66,537
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$606,222

Description	Par Value	Value

WHOLE LOAN – 8.8%
[1]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.86%, 5/25/11	$504,533	$473,297
[1]Banc of America Mortgage Securities, Inc., Series 2004-B, Class 2A1, 2.87%, 5/25/11	422,812	391,169
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	1,723,347	1,775,017
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.06%, 5/25/11	2,324,272	2,083,701
TOTAL WHOLE LOAN		$4,723,184
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $5,887,182)		$5,883,979

CORPORATE BONDS – 4.6%

BANKS – 2.7%
First Tennessee Bank NA, Subordinated, BKNT, 4.63%, 5/15/13	1,000,000	1,042,510
U.S. Bank NA, Sr. Unsecured, MTN, 5.92%, 5/25/12	378,519	397,355
TOTAL BANKS		$1,439,865

GAS UTILITIES – 0.9%
Bay State Gas Co., Sr. Unsecured, MTN, 9.20%, 6/06/11	500,000	502,864

(MTB U.S. Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

64	PORTFOLIOS OF INVESTMENTS

MTB U.S. Government Bond Fund (continued)

Description	Par Value	Value

HEALTHCARE PROVIDERS & SERVICES – 1.0%
Howard Hughes Medical Institute, Sr. Unsecured, 3.45%, 9/01/14	$500,000	$530,885
TOTAL CORPORATE BONDS (COST $2,285,420)		$2,473,614

GOVERNMENT AGENCIES – 36.9%

DEVELOPMENT – 1.9%
Tennessee Valley Authority, Sr. Unsecured, 3.88%, 2/15/21	1,000,000	1,021,406

FEDERAL HOME LOAN BANK (FHLB) – 4.3%
[12]5.38%, 5/18/16	2,000,000	2,314,623

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 20.1%
1.38%, 2/25/14	1,000,000	1,009,199
2.88%, 2/09/15	500,000	524,778
[12]4.75%, 1/19/16	1,000,000	1,123,040
[12]4.88%, 6/13/18	2,000,000	2,260,035
5.13%, 10/18/16	2,000,000	2,287,693
[12]5.25%, 4/18/16	2,000,000	2,294,992
8.25%, 6/01/26	1,000,000	1,351,842
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$10,851,579

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 5.9%
Sr. Subordinated, 5.25%, 8/01/12	3,000,000	3,181,850

HOUSING – 0.1%
[10]Federal Housing Administration, Project Pass-Through Certificate, 7.43%, 4/01/22	38,493	38,108
U.S. Department of Housing and Urban Development, U.S. Government Guaranteed, 7.66%, 8/01/15	33,681	34,299
TOTAL HOUSING		$72,407

SMALL BUSINESS ADMINISTRATION – 1.4%
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-C, 6.70%, 3/01/16	59,945	65,150
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-L, 6.70%, 12/01/16	178,671	195,051
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1996-K, 6.95%, 11/01/16	418,595	461,215
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1997-E, 7.30%, 5/01/17	12,456	13,629
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1999-I, 7.30%, 9/01/19	15,082	16,594
Small Business Administration Participation Certificates, U.S. Government Guaranteed, Series 1991-H, 8.85%, 8/01/11	89	90
TOTAL SMALL BUSINESS ADMINISTRATION		$751,729

Description	Par Value	Value

TRANSPORTATION – 3.2%
Vessel Management Services, Inc., U.S. Government Guaranteed, 5.13%, 4/16/35	$953,000	$1,046,863
Vessel Management Services, Inc., U.S. Government Guaranteed, 6.75%, 7/15/25	591,000	681,669
TOTAL TRANSPORTATION		$1,728,532
TOTAL GOVERNMENT AGENCIES (COST $18,074,623)		$19,922,126

MORTGAGE-BACKED SECURITIES – 30.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 11.3%
Pool 287773, 7.50%, 3/01/17	1,210	1,236
Pool 299147, 7.50%, 8/01/17	84,212	95,591
Pool 538733, 9.00%, 9/01/19	358	413
Pool A18401, 6.00%, 2/01/34	1,414,757	1,565,782
Pool C78010, 5.50%, 4/01/33	2,379,832	2,580,630
Pool C80328, 7.50%, 7/01/25	73,603	85,090
Pool E00540, 6.00%, 3/01/13	107,846	113,493
Pool G01425, 7.50%, 5/01/32	161,053	186,490
Pool G01831, 6.00%, 5/01/35	654,450	724,313
Pool G12709, 5.00%, 7/01/22	702,619	753,295
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$6,106,333

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 17.5%
Pool 202957, 8.00%, 8/01/21	7,886	8,987
Pool 252439, 6.50%, 5/01/29	84,733	96,889
Pool 255933, 5.50%, 11/01/35	792,962	859,967
Pool 323419, 6.00%, 12/01/28	166,337	184,374
Pool 334593, 7.00%, 5/01/24	107,861	123,512
Pool 39862, 9.75%, 9/01/17	10,562	12,165
Pool 436746, 6.50%, 8/01/28	91,236	104,183
Pool 440401, 6.50%, 8/01/28	293,188	334,609
Pool 485678, 6.50%, 3/01/29	216,707	247,323
Pool 494375, 6.50%, 4/01/29	39,325	44,905
Pool 545051, 6.00%, 9/01/29	310,386	343,849
Pool 604867, 7.00%, 1/01/25	122,273	139,208
Pool 625596, 7.00%, 2/01/32	41,830	48,173
Pool 725418, 6.50%, 5/01/34	442,109	506,228
Pool 763704, 5.00%, 4/01/34	1,341,673	1,428,631
Pool 833143, 5.50%, 9/01/35	2,404,386	2,607,557
Pool 843323, 5.50%, 10/01/35	411,008	445,481
Pool AB1796, 3.50%, 11/01/40	988,393	944,534
Pool AE2520, 3.00%, 1/01/26	977,786	967,091
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$9,447,666

(MTB U.S. Government Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	65

MTB U.S. Government Bond Fund (continued)

Description	Par Value	Value

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 1.3%
Pool 1061, 9.00%, 4/20/23	$20,232	$23,759
Pool 146927, 9.00%, 9/15/16	4,631	4,681
Pool 1886, 9.00%, 10/20/24	3,157	3,706
Pool 188603, 9.00%, 11/15/16	8,855	10,244
Pool 208196, 9.00%, 2/15/17	13,381	15,480
Pool 346572, 7.00%, 5/15/23	23,217	26,818
Pool 392400, 8.00%, 7/15/24	2,392	2,795
Pool 484269, 7.00%, 9/15/28	55,376	64,399
Pool 581522, 6.00%, 5/15/33	280,544	314,087
Pool 592505, 6.00%, 4/15/33	220,049	247,183
Pool 780440, 8.50%, 11/15/17	3,391	3,926
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$717,078
TOTAL MORTGAGE-BACKED SECURITIES (COST $15,344,484)		$16,271,077

MUNICIPAL BONDS – 1.2%

DEVELOPMENT – 0.3%
Miami FL, Rent Revenue, Series 1998 (Lease payments guaranteed by U.S. Government), 8.65%, 7/01/19	130,000	155,730

FACILITIES – 0.9%
City of Tacoma, WA, Lease Revenue Bonds, (Lease payments guaranteed by U.S. Government), 8.20%, 9/15/13	475,000	515,033
TOTAL MUNICIPAL BONDS (COST $655,681)		$670,763

U.S. TREASURY – 15.9%

INFLATION INDEXED BONDS – 7.0%
[12]1.13%, 1/15/21	1,100,000	1,155,460
2.00%, 1/15/14	2,000,000	2,635,755
TOTAL INFLATION INDEXED BONDS		$3,791,215

U.S. TREASURY BONDS – 6.1%
4.25%, 11/15/40	1,000,000	974,375
4.50%, 2/15/36	1,286,000	1,320,963
4.50%, 8/15/39	1,000,000	1,017,812
TOTAL U.S. TREASURY BONDS		$3,313,150

U.S. TREASURY NOTES – 2.8%
1.25%, 10/31/15	625,000	611,426
3.63%, 2/15/20	860,000	894,938
TOTAL U.S. TREASURY NOTES		$1,506,364
TOTAL U.S. TREASURY (COST $8,148,982)		$8,610,729

Description	Par Value	Value

REPURCHASE AGREEMENT – 0.1%
Credit Suisse First Boston LLC, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $62,906, collateralized by a U.S. Treasury Security 1.50%, maturing 12/31/13; total market value of $66,366.	$62,906	$62,906
TOTAL REPURCHASE AGREEMENT (COST $62,906)		$62,906
TOTAL INVESTMENTS IN SECURITIES – 99.7% (COST $50,459,278)		$53,895,194

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 17.4%

REPURCHASE AGREEMENT – 17.4%
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $2,000,005, collateralized by U.S. Treasury Securities 0.00% to 0.00%, maturing 05/15/11 to 02/15/41; total market value of $2,044,410.	2,000,000	2,000,000
BNP Paribas Securities Corp., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,905,060, collateralized by U.S. Government Securities 1.42% to 7.13%, maturing 09/01/13 to 09/01/49; total market value of $1,945,050.	1,905,052	1,905,052
Credit Suisse First Boston LLC, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $2,000,005, collateralized by U.S. Treasury Securities 1.88% to 7.13%, maturing 07/15/12 to 08/15/29; total market value of $2,058,121.	2,000,000	2,000,000
JP Morgan Securities LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 4.00% to 4.50%, maturing 02/01/26 to 03/01/41; total market value of $1,530,020.	1,500,000	1,500,000
RBS Securities, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $2,000,005, collateralized by U.S. Treasury Securities 0.75% to 6.00%, maturing 08/15/13 to 02/15/26; total market value of $2,062,697.	2,000,000	2,000,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $9,405,052)		$9,405,052
TOTAL INVESTMENTS – 117.1% (COST $59,864,330)		$63,300,246
COLLATERAL FOR SECURITIES ON LOAN – (17.4%)		(9,405,052)
OTHER ASSETS LESS LIABILITIES – 0.3%		181,310
TOTAL NET ASSETS – 100.0%		$54,076,504

(MTB U.S. Government Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

66	PORTFOLIOS OF INVESTMENTS

MTB U.S. Government Bond Fund (concluded)

Cost of investments for Federal income tax purposes is $60,024,084. The net unrealized appreciation/depreciation of investments was $3,276,162. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,730,733 and net unrealized depreciation from investments for those securities having an excess of cost over value of $454,571.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Collateralized Mortgage Obligations	$—	$5,883,979	$—	$5,883,979
Corporate Bonds	—	2,473,614	—	2,473,614
Government Agencies	—	19,884,018	38,108	19,922,126
Mortgage-Backed Securities	—	16,271,077	—	16,271,077
Municipal Bonds	—	670,763	—	670,763
U.S. Treasury	—	8,610,729	—	8,610,729
Repurchase Agreements	—	9,467,958	—	9,467,958

Total	$—	$63,262,138	$38,108	$63,300,246

The security in Level 3 in the table above was considered a Level 3 security because it was fair valued under procedures adopted by the Board of Trustees at April 30, 2011. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news. There were no changes in the valuation techniques used since the April 30, 2010 annual report for this security.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities
Balance as of April 30, 2010	$41,419
Realized gain (loss)	729
Change in unrealized appreciation (depreciation)	(729)
Net purchases (sales)	(3,311)
Transfers in and/or out of Level 3	—

Balance as of April 30, 2011	$38,108

Net change in unrealized appreciation/(depreciation) for investments still held as of April 30, 2011	$(729)

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

67

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB New York Municipal Bond Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Tobacco	14.7%
General Revenue	13.9%
Transportation	11.7%
Higher Education	9.9%
General Obligation	8.5%
Medical	8.5%
Water & Sewer	7.1%
Power	6.4%
School District	5.7%
Education	5.2%
Bond Bank	3.1%
Multi-Family Housing	2.0%
Pollution Control	2.0%
Facilities	1.0%
Other Assets and Liabilities – Net[1]	0.3%

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[2]	Percentage of Total Net Assets
AAA	6.1%
AA	53.4%
A	21.1%
BBB	7.0%
Not Rated	12.1%
Other Assets and Liabilities – Net[1]	0.3%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

MUNICIPAL BONDS – 94.1%

ILLINOIS – 1.6%

SCHOOL DISTRICT – 1.6%
Chicago, IL, Board of Education, GO Unlimited, (Series A), (AMBAC), 5.25%, 12/01/15	$1,500,000	$1,648,095
TOTAL ILLINOIS		$1,648,095

NEW YORK – 90.5%

BOND BANK – 3.1%
New York State Municipal Bond Bank Agency, Recovery Act, Refunding Revenue Bonds, (Subseries B1), (AGM GO of Bond Bank), 5.00%, 4/15/21	3,000,000	3,233,400

EDUCATION – 5.2%
Montgomery County, NY, IDA, Revenue Bonds, (Series A), (XLCA INS), 5.00%, 7/01/29	1,000,000	897,320
New York State Dormitory Authority, Refunding Revenue Bonds, Nonstate Supported Debt, School District Board Funding Program, (Series C), (State Aid Withholding)/(GO of Authority), 7.25%, 10/01/28	3,000,000	3,488,820

Description	Par Value	Value

New York State Dormitory Authority, School Districts Financing Program, (Series D), (National Reinsurance State Aid Withholding), 5.50%, 10/01/17	$895,000	$941,245
TOTAL EDUCATION		$5,327,385

FACILITIES – 1.0%
Albany, NY, Parking Authority, Unrefunded Revenue Bonds, (Series A), 5.63%, 7/15/25	220,000	221,694
Canton, NY, Human Services Initiatives, Inc., 5.75%, 9/01/32	915,000	822,695
TOTAL FACILITIES		$1,044,389

GENERAL OBLIGATIONS – 4.2%
Erie County, NY, GO Unlimited Bonds, (Series D-1), (National-RE), 5.00%, 6/01/12	1,000,000	1,041,620
New York City, NY, GO Unlimited, (Subseries A-10), (JP Morgan Chase Bank, LOC), 0.21%, 5/02/11	1,660,000	1,660,000
New York City, NY, GO Unlimited, Refunding Bonds, (Series B), 5.75%, 8/01/14	1,555,000	1,646,434
TOTAL GENERAL OBLIGATIONS		$4,348,054

(MTB New York Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

68	PORTFOLIOS OF INVESTMENTS

MTB New York Municipal Bond Fund (continued)

Description	Par Value	Value

GENERAL REVENUE – 13.9%
Grand Central, NY, District Management Association, Inc., 5.00%, 1/01/21	$1,000,000	$1,065,430
New York City, NY, Transitional Finance Authority, Future Tax Secured, Revenue Bonds, (Subseries A-1), 5.00%, 8/01/22	3,200,000	3,510,688
New York State Thruway Authority, State Personal Income Tax Revenue, (Series A) 5.00%, 3/15/27	1,000,000	1,059,690
5.25%, 3/15/23	2,500,000	2,761,725
New York State Urban Development Corp., Service Contract Obligation, Refunding Revenue Bonds, (Series B), 5.25%, 1/01/23	5,500,000	5,946,050
TOTAL GENERAL REVENUE		$14,343,583

HIGHER EDUCATION – 9.9%
Geneva, NY, Revenue Bonds, (Project A), 5.38%, 2/01/33	1,000,000	999,990
New York State Dormitory Authority Leas Revenue, Refunding Bonds, (Series A), (Mental Health Services Facilities), 5.00%, 8/15/24	2,000,000	2,115,000
New York State Dormitory Authority, Nonstate Supported Debt, Refunding Revenue Bonds, (Yeshiva university, OBG), 5.00%, 9/01/27	1,415,000	1,483,203
New York State Dormitory Authority, Nonstate Supported Debt, Refunding Revenue Bonds, (Yeshiva University, OBG), 5.00%, 9/01/26	1,000,000	1,056,820
New York State Dormitory Authority, State Supported Debt, Revenue Bonds, (AGM), 5.00%, 7/01/18	1,000,000	1,118,160
New York State Dormitory Authority, State University Educational Facilities, Refunding Revenue Bonds, (Series A), 7.50%, 5/15/13	3,000,000	3,376,830
TOTAL HIGHER EDUCATION		$10,150,003

MEDICAL – 8.5%
Chemung County, NY, IDA, (Series A), 5.00%, 11/01/34	875,000	771,505
Chemung County, NY, IDA, (Series B), 5.00%, 11/01/34	1,000,000	881,720
Monroe County, NY, IDA, (Highland Hospital Rochester Project), 5.00%, 8/01/22	1,000,000	1,004,300
Monroe County, NY, IDA, Civic Facilities Revenue Bonds, (Highland Hospital Rochester Project), 5.00%, 8/01/25	995,000	961,260
New York City, NY, Health and Hospitals Corp., (Series A), 5.45%, 2/15/26	1,000,000	1,040,910
New York State Dormitory Authority, FHA Insured Mortgage Ellis Hospital Revenue Bonds, (FHA INS), 5.05%, 8/15/24	750,000	764,887
New York State Dormitory Authority, Health, Hospital, Nursing Home Improvement Revenue Bonds, (AMBAC FHA INS), 5.10%, 2/01/19	1,000,000	1,000,890
New York State Dormitory Authority, State Supported Debt, Mental health Services Facilities, Revenue Bonds, (Series D), (National-Reinsurance FGIC State Appropriations), 5.00%, 2/15/23	2,000,000	2,076,000

Description	Par Value	Value

Tompkins, NY, Health Care Corp., (FHA INS), 10.80%, 2/01/28	$215,000	$226,799
TOTAL MEDICAL		$8,728,271

MULTI-FAMILY HOUSING – 2.0%
East Rochester, NY, Housing Authority, Revenue Bonds, 6.13%, 4/20/43	1,355,000	1,361,843
[5]New York State HFA, Phillips Village Project, AMT, (Series A), (Phillips Village LP)/(FHA 236 SONYMA), 7.75%, 8/15/17	685,000	693,124
[5]New York State Mortgage Agency, AMT, (Series 67), 5.80%, 10/01/28	30,000	31,226
TOTAL MULTI-FAMILY HOUSING		$2,086,193

POLLUTION CONTROL – 2.0%
[5]Niagara County, NY, IDA, Solid Waste Disposal, Refunding Revenue Bonds, AMT, (Series C), (Covanta ARC LLC), Mandatory Tender & Remarketing, 5.63%, 11/15/14	2,000,000	2,032,880

POWER – 6.4%
Long Island Power Authority, NY, Electric System, Refunding Revenue Bonds, (Series 2010A), 5.00%, 5/01/14	1,210,000	1,330,782
Long Island Power Authority, NY, Revenue Bonds, (Series E), (National Reinsurance FGIC), 5.00%, 12/01/22	5,000,000	5,290,900
TOTAL POWER		$6,621,682

SCHOOL DISTRICT – 2.9%
Clarence Central School District, NY, GO Unlimited Bonds, (AGM State Aid Withholding), 5.00%, 5/15/16	1,000,000	1,040,890
Fairport Central School District, 3.00%, 6/15/16	900,000	949,401
Moriah, NY, Central School District, GO Unlimited Notes, RANs, 2.50%, 6/22/11	995,000	996,496
TOTAL SCHOOL DISTRICT		$2,986,787

TOBACCO – 13.9%
New York Counties, NY, Tobacco Trust II, Refunding Revenue Bonds, 5.25%, 6/01/25	600,000	528,402
Tobacco Settlement Financing Corp., NY, (Series B-1C), 5.25%, 6/01/13	115,000	115,375
Tobacco Settlement Financing Corp., NY, (Series B-1C), Mandatory Redemption, 5.50%, 6/01/22	1,000,000	1,054,390
Tobacco Settlement Financing Corp., NY, Asset-Backed Series, (Series A-1) 5.50%, 6/01/18	3,000,000	3,122,520
5.50%, 6/01/19	4,575,000	4,879,374
Tobacco Settlement Financing Corp., NY, Asset-Backed Series, (Series A-1), (AMBAC State GTD), 5.25%, 6/01/22	3,000,000	3,169,410
Tobacco Settlement Financing Corp., NY, Asset-Backed Series, (Series A-1-Callable), 5.25%, 6/01/16	1,430,000	1,434,333
TOTAL TOBACCO		$14,303,804

(MTB New York Municipal Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	69

MTB New York Municipal Bond Fund (concluded)

Description	Par Value	Value

TRANSPORTATION – 11.7%
Metropolitan Transportation Authority, NY, Revenue Bonds, (Series B), 5.00%, 11/15/22	$1,000,000	$1,046,270
Metropolitan Transportation Authority, NY, Service Contract, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.00%, 7/01/25	4,500,000	4,516,470
New York State Thruway Authority, Local Highway & Bridge, Service Contract Revenue, Refunding Bonds, 5.50%, 4/01/14	2,000,000	2,082,540
Triborough Bridge & Tunnel Authority, NY, Refunding Revenue Bonds, ETM, (Series Y), (CAPMAC – ITC GO of Authority), 6.13%, 1/01/21	3,500,000	4,423,930
TOTAL TRANSPORTATION		$12,069,210

WATER & SEWER – 5.8%
New York City, NY, Municipal Water Finance Authority, (Series C), 5.13%, 6/15/33	1,000,000	1,004,290
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue Bonds, (Series AA), 5.00%, 6/15/21	3,000,000	3,355,620
New York State Environmental Facilities Corp., NY, State Clean Water & Drinking Revolving Funds, Pooled Financing Program, (Series B), 5.00%, 11/15/18	1,450,000	1,587,170
TOTAL WATER & SEWER		$5,947,080
TOTAL NEW YORK		$93,222,721

TEXAS – 1.2%

SCHOOL DISTRICT – 1.2%
Magnolia Independent School District, TX, GO Unlimited Bonds, (National-Reinsurance FGIC), 8.00%, 8/15/15	1,000,000	1,235,870
TOTAL TEXAS		$1,235,870

Description	Par Value	Value

WISCONSIN – 0.8%

TOBACCO – 0.8%
Badger, WI, Tobacco Asset Securitization Corp., Revenue Bonds, 6.13%, 6/01/27	$825,000	$856,498
TOTAL WISCONSIN		$856,498
TOTAL MUNICIPAL BONDS (COST $94,973,475)		$96,963,184

3SHORT-TERM MUNICIPAL BONDS – 5.6%

NEW YORK – 5.6%

GENERAL OBLIGATIONS – 4.3%
New York City, NY, GO Unlimited, (Subseries A-10) Daily VRDNs, (Morgan Guaranty Trust, LOC), 0.21%, 5/02/11	1,000,000	1,000,000
New York City, NY, GO Unlimited, (Subseries B-2) Daily VRDNs, (Morgan Guaranty Trust)
0.21%, 5/02/11	100,000	100,000
0.21%, 5/02/11	3,300,000	3,300,000
TOTAL GENERAL OBLIGATIONS		$4,400,000

WATER & SEWER – 1.3%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, (Series C) Daily VRDNs, (Dexia Credit Local Finance, SPA), 0.35%, 5/02/11	1,400,000	1,400,000
TOTAL NEW YORK		$5,800,000
TOTAL SHORT-TERM MUNICIPAL BONDS (COST $5,800,000)		$5,800,000
TOTAL INVESTMENTS – 99.7% (COST $100,773,475)		$102,763,184
OTHER ASSETS LESS LIABILITIES – 0.3%		263,205
TOTAL NET ASSETS – 100.0%		$103,026,389

Cost of investments for Federal income tax purposes is $100,711,682. The net unrealized appreciation/depreciation of investments was $2,051,502. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $2,994,288 and net unrealized depreciation from investments for those securities having an excess of cost over value of $942,786.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$96,963,184	$—	$96,963,184
Short-Term Municipal Bonds	—	5,800,000	—	5,800,000

Total	$—	$102,763,184	$—	$102,763,184

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

70

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Pennsylvania Municipal Bond Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Higher Education	21.4%
School District	18.9%
Continuing Care	13.2%
Transportation	9.7%
Facilities	7.9%
Education	6.1%
Medical	5.7%
General Obligation	5.4%
Water & Sewer	4.0%
Development	2.8%
General Revenue	2.8%
Pollution Control	0.8%
Cash Equivalents[1]	0.2%
Other Assets and Liabilities – Net[2]	1.1%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	5.0%
AA	29.6%
A	32.6%
BBB	19.1%
Not Rated	12.6%
Other Assets and Liabilities – Net[2]	1.1%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

MUNICIPAL BONDS – 98.7%

PENNSYLVANIA – 98.7%

CONTINUING CARE – 13.2%
Bucks County, PA, IDA, Revenue Bonds, (Series A), (Ann’s Choice, Inc.) 5.20%, 1/01/13	$330,000	$324,855
5.30%, 1/01/14	275,000	268,045
5.40%, 1/01/15	240,000	231,550
Bucks County, PA, IDA, Revenue Bonds, (Series A), (Pennswood Village)/(PRF 10/1/12 @ 101), 6.00%, 10/01/27	1,000,000	1,084,690
Bucks County IDA, PA, Refunding Revenue Bonds, (Series A), (Senior Lifestyles Inc., OBG), 10.00%, 5/15/19	4,775,000	7,336,167
Lancaster County, PA, Hospital Authority, (Masonic Homes), 5.00%, 11/01/21	1,160,000	1,188,965
Montgomery County, PA, IDA, (ACTS Retirement-Life Community, Inc.), 5.25%, 11/15/28	1,850,000	1,689,420

Description	Par Value	Value

Montgomery County, PA, IDA, (Whitemarsh Continuing Care Retirement Community), 6.13%, 2/01/28	$1,500,000	$1,263,345
TOTAL CONTINUING CARE		$13,387,037

DEVELOPMENT – 2.8%
Pennsylvania State IDA, Economic Development, Revenue Bonds, (AMBAC INS), 5.50%, 7/01/13	500,000	529,365
Philadelphia, PA, Authority for Industrial Development, Revenue Bonds, (Please Touch Museum), 5.25%, 9/01/26	1,000,000	860,520
Philadelphia, PA, Redevelopment Authority, (Series C), (National Reinsurance FGIC), 5.00%, 4/15/27	1,500,000	1,465,320
TOTAL DEVELOPMENT		$2,855,205

EDUCATION – 6.1%
Berks County, PA, Vocational Technical School Authority, Refunding Revenue Bonds, (National-Reinsurance), 5.00%, 6/01/14	1,655,000	1,779,621

(MTB Pennsylvania Municipal Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	71

MTB Pennsylvania Municipal Bond Fund (continued)

Description	Par Value	Value

[6,7]Bucks County, PA, IDA, Revenue Bonds, (Series A), (School Lane Charter School), 4.88%, 3/15/27	$1,545,000	$1,276,464
Charleroi, PA, Area School District, (Series C), (FGIC State Aid Withholding), 6.00%, 10/01/17	30,000	30,078
State Public School Building Authority, PA, College Revenue Bonds, (Northamption County Area Community College Project, OBG), 5.50%, 3/01/31	2,000,000	2,022,560
York County School of Technology, PA, Authority Lease Revenue, Refunding Bonds, (FGIC) (PRF 2/5/13@100), 5.50%, 2/15/21	1,000,000	1,088,070
TOTAL EDUCATION		$6,196,793

FACILITIES – 7.9%
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue Bonds, 5.75%, 7/01/32	2,550,000	2,535,873
Pennsylvania Convention Center Authority, Revenue Bonds, ETM, (Series A), (FGIC INS), 6.00%, 9/01/19	2,410,000	2,901,327
Pittsburgh, PA, Public Parking Authority, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.00%, 12/01/20	2,565,000	2,595,703
TOTAL FACILITIES		$8,032,903

GENERAL OBLIGATIONS – 5.4%
Allegheny County, PA, GO Unlimited, (Series C-57), (National Reinsurance FGIC), 5.00%, 11/01/22	2,000,000	2,035,200
Butler County, PA, GO Unlimited Bonds, (National-Reinsurance FGIC), 6.00%, 7/15/11	1,000,000	1,011,620
Mercer County, PA, GO Unlimited, Refunding Bonds, (National-Reinsurance FGIC), 5.50%, 10/01/18	1,155,000	1,174,554
Mercer County, PA, GO UT, (National Reinsurance FGIC), 5.50%, 10/01/19	1,215,000	1,235,570
TOTAL GENERAL OBLIGATIONS		$5,456,944

GENERAL REVENUE – 2.8%
Allegheny County Port Authority, PA, Special Refunding Revenue Bonds, 5.00%, 3/01/16	1,000,000	1,116,090
Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, Regional Asset District, Sales Tax Refunding Revenue Bonds, (AGM), 5.00%, 2/01/23	1,000,000	1,032,240
Southeastern Pennsylvania Transportation Authority, Refunding Revenue Bonds, 5.00%, 3/01/28	650,000	672,490
TOTAL GENERAL REVENUE		$2,820,820

HIGHER EDUCATION – 21.4%
Allegheny County, PA, Higher Education Building Authority, University Revenue, (Carnegie Mellon University), 5.13%, 3/01/32	1,000,000	1,001,110
Huntingdon County, PA, General Authority Refunding Revenue Bonds, (Series A), (Juniata College), 5.00%, 5/01/27	1,765,000	1,782,279

Description	Par Value	Value

Lancaster, PA, Higher Education Authority, College Revenue, Refunding Bonds, (Franklin & Marshall College), 5.00%, 4/15/18	$2,350,000	$2,573,861
Latrobe, PA, IDA, College Refunding Revenue Bonds, (Saint Vincent College), 5.38%, 5/01/18	2,000,000	2,001,880
Montgomery County, PA, Higher Education & Health Authority Hospital, (Series FF1), (Dickinson College)/(CIFG INS) 5.00%, 5/01/19	1,420,000	1,506,578
5.00%, 5/01/20	1,490,000	1,565,528
Montgomery County, PA, Higher Education & Health Authority, Refunding Revenue Bonds, (Arcadia University)/(Radian), 4.50%, 4/01/30	1,660,000	1,351,306
Pennsylvania State Higher Education Facilities Authority, (Philadelphia College of Osteopathic Medicine), 5.00%, 12/01/13	1,345,000	1,440,549
Pennsylvania State Higher Education Facilities Authority, (Series EE 1), (York College of PA)/(XLCA), 5.00%, 11/01/18	1,020,000	1,084,790
Pennsylvania State Higher Education Facilities Authority, (St. Joseph’s University)/(Radian), 5.50%, 12/15/15	1,940,000	2,023,265
Pennsylvania State Higher Education Facilities Authority, (York College of Pennsylvania)/(National Reinsurance FGIC), 5.00%, 11/01/20	550,000	566,500
Pennsylvania State Higher Educational Revenue, (National Reinsurance FGIC)/(Drexel University), 5.00%, 5/01/27	1,250,000	1,257,575
Pennsylvania State University, Revenue Bonds, (GO of University), 5.00%, 9/01/17	1,335,000	1,490,020
Swarthmore Borough Authority, PA, College Revenue, Refunding Bonds, (Swarthmore College, OBG), 5.25%, 9/15/20	1,000,000	1,056,660
Union County, PA, Higher Educational Facilities Financing Authority, Refunding Revenue Bonds, (Series A), (Bucknell University), 5.25%, 4/01/20	1,000,000	1,070,500
TOTAL HIGHER EDUCATION		$21,772,401

MEDICAL – 5.7%
Allegheny County, PA, HDA, Revenue Bonds, (Series A), (Jefferson Regional Medical Center, PA) 4.20%, 5/01/11	370,000	370,007
4.25%, 5/01/12	290,000	291,894
4.40%, 5/01/16	415,000	411,016
Lancaster County, PA, Hospital Authority, (Series B), (Lancaster General Hospital), 5.00%, 3/15/23	1,770,000	1,818,852
Pennsylvania State Higher Education Facilities Authority, (Series A), (University of Pennsylvania-Health System)/(AMBAC INS), 5.00%, 8/15/14	2,685,000	2,956,400
TOTAL MEDICAL		$5,848,169

POLLUTION CONTROL – 0.8%
Bucks County, PA, IDA, Environmental Improvement Revenue Bonds, (USX Corp.)/(Mandatory Put), 5.40%, 11/01/17	750,000	772,335

(MTB Pennsylvania Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

72	PORTFOLIOS OF INVESTMENTS

MTB Pennsylvania Municipal Bond Fund (continued)

Description	Par Value	Value

SCHOOL DISTRICT – 18.9%
Central Dauphin, PA, School District, (National State Aid Withholding)/(PRF 2/1/16 @ 100), 7.00%, 2/01/27	$2,500,000	$3,142,900
Coatesville School District, PA, GO Unlimited Bonds, (Series A), (Assured Guaranteed State Aid Withholding), 5.00%, 8/15/27	1,120,000	1,182,541
Eastern York, PA, School District, GO UT, (Series A), (FSA State Aid Withholding), 5.00%, 9/01/24	1,200,000	1,260,348
Fleetwood Area School District, PA, GO Limited Bonds, (State Aid Withholding), 5.50%, 6/01/17	1,000,000	1,164,060
Haverford Township, PA, School District, GO UT, (FSA State Aid Withholding), 5.50%, 3/15/19	1,000,000	1,179,360
Hempfield, PA, School District, GO UT, (Series B), (National Reinsurance FGIC State Aid Withholding), 5.00%, 10/15/18	2,650,000	2,898,146
Jenkintown, PA, School District, GO UT, (Series A), (FGIC State Aid Withholding)/(PRF 5/15/12 @ 100), 5.00%, 5/15/28	1,375,000	1,441,756
Mifflin County, PA, School District, GO Unlimited, (National-IBC XLCA State Aid Withholding), 7.50%, 9/01/26	2,000,000	2,344,380
Philadelphia, PA, School District, GO Unlimited, (Series D), (FSA State Aid Withholding), 5.50%, 6/01/17	1,300,000	1,475,656
Pittsburgh School District, PA, GO Unlimited Bonds, (Series A), (AGM State Aid Withholding), 5.00%, 9/01/21	1,775,000	1,959,121
Tredyffrin-Easttown, PA, School District, GO UT, Refunding Bonds, (State Aid Withholding), 5.00%, 2/15/15	1,000,000	1,138,850
TOTAL SCHOOL DISTRICT		$19,187,118

TRANSPORTATION – 9.7%
Delaware River Joint Toll Bridge Commission, PA, Refunding Revenue Bonds, 5.25%, 7/01/18	1,500,000	1,600,605

Description	Par Value/Shares	Value

Delaware River Port Authority, PA, (Series A), (FSA GO of Authority), 5.50%, 1/01/16	$3,410,000	$3,490,476
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue Bonds, ETM, (Series A), (AMBAC INS)/(Escrowed in State & Local Government Series COL), 5.00%, 12/01/15	2,090,000	2,097,545
Pennsylvania State Turnpike Commission, Refunding Revenue Bonds, (Series B), 5.00%, 12/01/21	2,400,000	2,647,392
TOTAL TRANSPORTATION		$9,836,018

WATER & SEWER – 4.0%
Allegheny County Sanitary Authority, PA, Sewer Revenue Bonds, (Series A), (National-Reinsurance), 5.00%, 12/01/30	2,000,000	2,004,780
Erie Sewer Authority, PA, Revenue Bonds, 4.63%, 12/01/24	2,000,000	2,019,140
TOTAL WATER & SEWER		$4,023,920
TOTAL PENNSYLVANIA		$100,189,663
TOTAL MUNICIPAL BONDS (COST $97,876,823)		$100,189,663

MONEY MARKET FUND – 0.2%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.09%	186,908	186,908
TOTAL MONEY MARKET FUND (COST $186,908)		$186,908
TOTAL INVESTMENTS – 98.9% (COST $98,063,731)		$100,376,571
OTHER ASSETS LESS LIABILITIES – 1.1%		1,159,236
TOTAL NET ASSETS –100.0%		$101,535,807

Cost of investments for Federal income tax purposes is $97,906,689. The net unrealized appreciation/depreciation of investments was $2,469,882. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,948,075 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,478,193.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

(MTB Pennsylvania Municipal Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	73

MTB Pennsylvania Municipal Bond Fund (concluded)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$100,189,663	$—	$100,189,663
Money Market Fund	186,908	—	—	186,908

Total	$186,908	$100,189,663	$—	$100,376,571

ANNUAL REPORT  /  April 30, 2011

See Notes to Portfolios of Investments

74

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Maryland Municipal Bond Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Medical	32.3%
General Obligation	20.9%
Continuing Care	7.8%
Higher Education	6.8%
Development	6.0%
Facilities	5.6%
General Revenue	5.3%
Education	3.8%
Transportation	3.3%
Water & Sewer	2.9%
Multi-Family Housing	1.9%
Special Purpose Entity	1.9%
Housing	0.0%[4]
Cash Equivalents[1]	0.3%
Other Assets and Liabilities – Net[2]	1.2%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

(4)	Represents less than 0.05%.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	13.6%
AA	35.2%
A	12.5%
BBB	26.0%
BB	2.1%
B	0.2%
Not Rated	9.2%
Other Assets and Liabilities – Net[2]	1.2%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

MUNICIPAL BONDS - 98.5%

DISTRICT OF COLUMBIA – 0.9%

TRANSPORTATION – 0.9%
Washington, DC, Metro Area Transit Authority, Refunding Revenue Bonds, (National Reinsurance), 5.00%, 1/01/12	$1,000,000	$1,030,840
TOTAL DISTRICT OF COLUMBIA		$1,030,840

MARYLAND – 92.2%

CONTINUING CARE – 7.8%
Baltimore County, MD, Revenue Bonds, (Series A), (Oak Crest Village, Inc.), 5.00%, 1/01/22	1,200,000	1,198,932
Carroll County, MD, Revenue Bonds, (Series A), (Fairhaven, Inc./Copper Ridge, Inc.)/(Radian), 5.38%, 1/01/16	2,000,000	1,922,800
Frederick County, MD, Revenue Bonds, (Series A),(Buckingham’s Choice, Inc.), 5.90%, 1/01/17	880,000	681,648

Description	Par Value	Value

Maryland State Health & Higher Educational Facilities Authority, (Hebrew Home of Greater Washington)/(Landow House, Inc.), 5.80%, 1/01/32	$2,135,000	$2,135,363
Maryland State Health & Higher Educational Facilities Authority, (Series B), (Peninsula United Methodist), 5.25%, 10/01/13	1,000,000	659,520
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2007A), (King Farm Presbyterian Retirement Community) 5.25%, 1/01/27	1,500,000	1,177,800
5.30%, 1/01/37	1,500,000	1,011,810
TOTAL CONTINUING CARE		$8,787,873

DEVELOPMENT – 6.0%
Maryland State Community Development Administration, Revenue Bonds, (Series A), (National Reinsurance), 5.00%, 6/01/21	275,000	278,652

(MTB Maryland Municipal Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	75

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

Maryland State Economic Development Corp., (Lutheran World Relief, Inc.), 5.25%, 4/01/29	$2,100,000	$1,970,010
Maryland State Economic Development Corp., Lease Refunding Revenue Bonds, (Dept. Transaction Headquarters), 4.00%, 6/01/21	2,570,000	2,761,645
Maryland State Economic Development Corp., Revenue Bonds, Maryland Department of Transportation, (PRF 6/1/12 @ 100.5), 5.38%, 6/01/19	750,000	793,590
Maryland State IDFA, (Series B), (National Aquarium in Baltimore, Inc.), 5.10%, 11/01/22	1,000,000	1,017,600
TOTAL DEVELOPMENT		$6,821,497

EDUCATION – 3.8%
Maryland State Health & Higher Educational Facilities Authority, (FSA INS)/(Bullis School), 5.25%, 7/01/20	1,585,000	1,602,942
Maryland State Health & Higher Educational Facilities Authority, (Mclean School), 6.00%, 7/01/31	1,500,000	1,421,040
[11,13]Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2006), (Washington Christian Academy), 5.50%, 7/01/38	1,000,000	399,530
Maryland State IDFA, Economic Development Revenue Bonds, (Series 2005A), (Our Lady of Good Counsel High School), 6.00%, 5/01/35	1,000,000	932,760
TOTAL EDUCATION		$4,356,272

FACILITIES – 5.6%
Baltimore County, MD, Convention Center, Refunding Revenue Bonds, (National Reinsurance), 5.38%, 9/01/11	2,910,000	2,919,719
Baltimore County, MD, Convention Center, Revenue Bonds, (Series A), (Baltimore Hotel Corp.)/(XLCA), 5.25%, 9/01/39	2,500,000	2,003,700
Montgomery County, MD, Revenue Authority Lease, Revenue Bonds, 5.00%, 4/01/13	1,330,000	1,437,531
TOTAL FACILITIES		$6,360,950

GENERAL OBLIGATIONS – 20.9%
[5]Anne Arundel County, MD, GO Limited Bonds, AMT, 5.50%, 9/01/15	500,000	501,120
Anne Arundel County, MD, GO Limited Bonds, General Improvements, 4.50%, 3/01/25	2,000,000	2,081,420
Anne Arundel County, MD, GO Unlimited Bonds, 5.00%, 3/01/16	1,000,000	1,071,050
Baltimore County, MD, GO Unlimited, Refunding Revenue Bonds, 4.00%, 8/01/27	2,000,000	2,011,460
Frederick County, MD, GO Unlimited Bonds, 5.25%, 11/01/19	1,500,000	1,802,325
Frederick County, MD, Public Improvements, GO Unlimited Bonds, (Series A), 4.75%, 3/01/28	610,000	636,944
Frederick County, MD, Refunding GO Unlimited Bonds, (Series A), 5.25%, 7/01/13	2,080,000	2,175,160
Harford County, MD, Public Improvements, GO Unlimited Bonds, 4.00%, 7/01/20	2,000,000	2,179,500

Description	Par Value	Value

Howard County, MD, GO Unlimited, Refunding Bonds, (Series A), 5.25%, 8/15/15	$1,800,000	$1,864,728
Maryland State, (Series A), 5.50%, 3/01/13	2,180,000	2,379,754
Montgomery County, MD, GO Unlimited Bonds, (Series A), (PRF 5/1/17 @ 100), 5.00%, 5/01/19	1,000,000	1,180,700
Queen Anne’s County, MD, (National Reinsurance), 5.00%, 11/15/16	1,000,000	1,141,370
St. Mary’s County, MD, GO Unlimited Bonds, (St. Mary’s Hospital), 5.00%, 10/01/21	1,000,000	1,065,190
St. Mary’s County, MD, Refunding GO Unlimited Bonds, 5.00%, 10/01/18	2,255,000	2,406,671
Washington Suburban Sanitation District, MD, GO Unlimited Bonds, 6.00%, 6/01/18	1,000,000	1,247,540
TOTAL GENERAL OBLIGATIONS		$23,744,932

GENERAL REVENUE – 3.7%
Anne Arundel County, MD, Refunding Revenue Bonds, (National Business Park Project)/(County Guaranty), 5.13%, 7/01/28	2,200,000	2,283,292
Baltimore City, MD, Refunding Revenue Bonds, (Series A), (National Reinsurance FGIC), 5.25%, 7/01/17	1,000,000	1,104,340
Montgomery County, MD, Revenue Bonds, (Series A), (Department of Liquor Controls), 5.00%, 4/01/29	555,000	577,239
Montgomery County, MD, Special Obligation, Special Tax, (Series A), (Radian), 5.38%, 7/01/20	250,000	254,777
TOTAL GENERAL REVENUE		$4,219,648

HIGHER EDUCATION – 6.8%
Maryland State Economic Development Corp., (Series A), (Collegiate Housing), 6.00%, 6/01/19	1,000,000	1,000,120
Maryland State Economic Development Corp., Revenue Bonds, Morgan State University Project, (Series A), 6.00%, 7/01/22	500,000	483,385
Maryland State Economic Development Corp., Revenue Bonds, University of Maryland/Baltimore, (Series A), 5.75%, 10/01/33	350,000	234,252
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Maryland Institute College of Art), 5.00%, 6/01/36	1,900,000	1,646,255
St Mary’s College of Maryland, Academic & Auxiliary Fee, Revenue Bonds, (Subseries A), (AMBAC), 4.50%, 9/01/30	2,250,000	2,127,442
University System, MD, Auxiliary Facility & Tuition Revenue Bonds, (Series A), 4.00%, 4/01/16	2,000,000	2,237,880
TOTAL HIGHER EDUCATION		$7,729,334

HOUSING – 0.0%**
[5]Prince Georges County, MD, Housing Authority, Single Family Mortgage, AMT, (Series A), (GNMA)/(FNMA)/(FHLMC), 5.55%, 12/01/33	5,000	5,141

(MTB Maryland Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

76	PORTFOLIOS OF INVESTMENTS

MTB Maryland Municipal Bond Fund (continued)

Description	Par Value	Value

MEDICAL – 32.3%
Maryland State Health & Higher Educational Facilities Authority, (Carroll County, MD General Hospital), 6.00%, 7/01/37	$2,250,000	$2,256,570
Maryland State Health & Higher Educational Facilities Authority, (Carroll Hospital Center), 5.00%, 7/01/40	1,000,000	907,520
Maryland State Health & Higher Educational Facilities Authority, (Frederick Memorial Hospital), 5.00%, 7/01/22	3,000,000	3,003,180
Maryland State Health & Higher Educational Facilities Authority, (Johns Hopkins Hospital), 5.00%, 5/15/26	900,000	900,270
Maryland State Health & Higher Educational Facilities Authority, (Mercy Medical Center), 5.63%, 7/01/31	2,000,000	1,846,840
Maryland State Health & Higher Educational Facilities Authority, (National Reinsurance)/(Howard County General Hospital, MD), 5.00%, 7/01/19	1,500,000	1,501,005
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Catholic Health Initiatives), 6.00%, 12/01/13	1,370,000	1,375,329
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Doctors Hospital, Inc.), 5.00%, 7/01/27	1,750,000	1,548,750
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Medlantic/Helix Parent, Inc.)/(FSA INS), 5.25%, 8/15/12	1,175,000	1,178,408
Maryland State Health & Higher Educational Facilities Authority, (Series A), (Suburban Hospital), 5.50%, 7/01/16	600,000	642,972
Maryland State Health & Higher Educational Facilities Authority, (Series B), (University of Maryland Medical System)/(AMBAC INS), 5.00%, 7/01/15	1,740,000	1,818,944
Maryland State Health & Higher Educational Facilities Authority, (University of Maryland Medical System), 5.00%, 7/01/12	685,000	700,611
Maryland State Health & Higher Educational Facilities Authority, ETM, (AMBAC INS)/(Helix Health Systems, Inc.), 5.00%, 7/01/27	3,630,000	4,129,815
Maryland State Health & Higher Educational Facilities Authority, ETM, (Howard County General Hospital, MD), 5.50%, 7/01/13	380,000	392,095
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, (Series C), (Upper Chesapeake Medical Center), 5.50%, 1/01/28	2,500,000	2,531,800
Maryland State Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, ETM, (Series A), (Lifebridge Health, Inc.), 5.00%, 7/01/12	1,000,000	1,053,190
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Johns Hopkins Hospital), 5.00%, 5/15/13	1,465,000	1,469,322
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Kennedy Krieger Children Hospital)/ (Obligated Group), 5.50%, 7/01/33	500,000	455,840

Description	Par Value	Value

Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (MedStar Health, Inc.), 5.25%, 5/15/46	$1,000,000	$898,610
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Peninsula Regional Medical Center) 5.00%, 7/01/17	1,745,000	1,837,380
5.00%, 7/01/26	1,000,000	955,360
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Doctors Community Hospital), 5.00%, 7/01/20	1,000,000	989,430
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Sheppard Pratt Health System), 5.25%, 7/01/35	500,000	460,795
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Series A), (Western Maryland Health System)/(National Reinsurance FHA 242), 4.00%, 1/01/18	1,935,000	1,990,960
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, (Union Hospital of Cecil County), 5.00%, 7/01/40	1,000,000	888,010
Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds, ETM, (Frederick Memorial Hospital)/(FGIC INS), 5.25%, 7/01/13	300,000	310,011
Montgomery County, MD, EDA, (Trinity Health Care Group), 5.13%, 12/01/22	600,000	602,784
TOTAL MEDICAL		$36,645,801

TRANSPORTATION – 2.4%
Maryland State Department of Transportation, Refunding Revenue Bonds, 5.00%, 5/01/15	1,375,000	1,523,280
Maryland State Department of Transportation, Revenue Bonds, 5.50%, 2/01/16	1,000,000	1,180,790
TOTAL TRANSPORTATION		$2,704,070

WATER & SEWER – 2.9%
Baltimore County, MD, Wastewater Project Revenue Bonds, (Series B), (National Reinsurance)/(PRF 7/01/15 @ 100), 5.00%, 7/01/22	1,290,000	1,481,785
Baltimore County, MD, Wastewater Revenue Bonds, (National Reinsurance FGIC), 6.00%, 7/01/15	855,000	924,905
Baltimore County, MD, Water Projects Revenue Bonds, ETM, (Series A), (FGIC INS), 5.38%, 7/01/15	775,000	866,907
TOTAL WATER & SEWER		$3,273,597
TOTAL MARYLAND		$104,649,115

PUERTO RICO – 3.5%

GENERAL REVENUE – 1.6%
Puerto Rico Public Finance Corp., (Series A), (AMBAC INS), 5.38%, 6/01/19	1,500,000	1,752,855

(MTB Maryland Municipal Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	77

MTB Maryland Municipal Bond Fund (concluded)

Description	Par Value	Value

MULTI-FAMILY HOUSING – 1.9%
Puerto Rico Housing Finance Authority, Prerefunded Revenue Bonds, Capital Guaranteed Program, (HUD LN)/(PRF 12/1/13 @ 100), 5.00%, 12/01/18	$1,400,000	$1,547,616
Puerto Rico Housing Finance Authority, Unrefunded Revenue Bonds, Capital Funding Program, (HUD LN), 5.00%, 12/01/18	600,000	621,126
TOTAL MULTI-FAMILY HOUSING		$2,168,742
TOTAL PUERTO RICO		$3,921,597

WISCONSIN – 1.9%

SPECIAL PURPOSE ENTITY – 1.9%
Badger, WI, Tobacco Asset Securitization Corp., Revenue Bonds, (PRF 6/1/12 @ 100), 7.00%, 6/01/28	2,000,000	2,141,920
TOTAL WISCONSIN		$2,141,920
TOTAL MUNICIPAL BONDS (COST $111,849,173)		$111,743,472

Description	Shares	Value

MONEY MARKET FUND – 0.3%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.09%	388,031	$388,031
TOTAL MONEY MARKET FUND (COST $388,031)		$388,031
TOTAL INVESTMENTS – 98.8% (COST $112,237,204)		$112,131,503
OTHER ASSETS LESS LIABILITIES – 1.2%		1,330,153
TOTAL NET ASSETS – 100.0%		$113,461,656

Cost of investments for Federal income tax purposes is $112,149,425. The net unrealized appreciation/depreciation of investments was $(17,922). This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,892,858 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,910,780.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$111,743,472	$—	$111,743,472
Money Market Fund	388,031	—	—	388,031

Total	$388,031	$111,743,472	$—	$112,131,503

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

78

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Virginia Municipal Bond Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Medical	16.5%
General Obligation	14.3%
Water & Sewer	13.8%
Transportation	8.2%
Facilities	6.8%
Education	6.6%
Higher Education	6.4%
General Revenue	5.5%
Multi-Family Housing	4.9%
Pollution Control	3.7%
Development	3.2%
Airport Development & Maintenance	2.9%
Utilities	2.4%
Tobacco Settlement	1.9%
Cash Equivalents[1]	1.9%
Other Assets and Liabilities – Net[2]	1.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	17.9%
AA	51.3%
A	14.9%
BBB	6.3%
Not Rated	8.6%
Other Assets and Liabilities – Net[2]	1.0%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

MUNICIPAL BONDS – 97.1%

DISTRICT OF COLUMBIA – 2.9%

AIRPORT DEVELOPMENT & MAINTENANCE – 2.9%
Metropolitan Washington, DC, Airports Authority Revenue Bonds, AMT, (Series D), (FSA INS)
[5]5.38%, 10/01/18	$245,000	$257,985
[5]5.38%, 10/01/19	335,000	352,501
TOTAL AIRPORT DEVELOPMENT & MAINTENANCE		$610,486
TOTAL DISTRICT OF COLUMBIA		$610,486

PUERTO RICO – 5.0%

FACILITIES – 1.7%
Puerto Rico Commonwealth Infrastructure Financing Authority, Special Tax Refunding Bonds, (Series C), (FGIC INS), 5.50%, 7/01/20	350,000	366,656

Description	Par Value	Value

GENERAL OBLIGATIONS – 0.8%
Commonwealth of Puerto Rico, GO UT, Prerefunded, (Series A), (PRF 7/01/13 @ 100), 5.00%, 7/01/33	$150,000	$164,307

GENERAL REVENUE – 1.2%
Puerto Rico Public Finance Corp., Revenue Bonds, (Series A), (U.S. Treasury and U.S. Government PRF 8/1/11 @ 100)/(National Reinsurance), 5.00%, 8/01/31	250,000	253,028

TRANSPORTATION – 1.3%
Puerto Rico Highway and Transportation Authority, (Series W), 5.50%, 7/01/13	250,000	265,185
TOTAL PUERTO RICO		$1,049,176

VIRGINIA – 89.2%

DEVELOPMENT – 3.2%
Frederick County, VA, IDA, Revenue Bonds, (AMBAC INS), 5.00%, 12/01/14	455,000	505,309

(MTB Virginia Municipal Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	79

MTB Virginia Municipal Bond Fund (continued)

Description	Par Value	Value

Virginia Beach, Development Authority, Social Services Facility, (AMBAC INS), 5.00%, 12/01/17	$100,000	$100,288
Virginia Beach, Development Authority, Town Center Project Phase I, (Series A), 4.25%, 8/01/13	50,000	52,119
TOTAL DEVELOPMENT		$657,716

EDUCATION – 6.6%
Alexandria, VA, IDA, Revenue Bonds, (Episcopal High School), 5.00%, 1/01/29	250,000	252,110
Manassas Park Economic Development Authority, VA, Refunding Revenue Bonds, (Series A), 4.38%, 7/15/17	370,000	376,405
Spotsylvania County, VA, IDA, Public Facility Revenue, (Series B), (School Facilities Project)/(AMBAC), 5.00%, 8/01/28	325,000	314,749
Virginia State, Public School Authority, Revenue Bonds, (Series B), (School Financing-1997 Resolution)/(National-Reinsurance), 5.00%, 8/01/26	400,000	426,824
TOTAL EDUCATION		$1,370,088

FACILITIES – 5.1%
Henrico County, VA, EDA, Refunding Revenue Bonds, (Series B), 4.50%, 8/01/21	325,000	360,604
Virginia State, Public Building Authority, Public Facility Revenue Bonds, (Series B) 5.00%, 8/01/16	135,000	157,718
5.00%, 8/01/23	500,000	539,480
TOTAL FACILITIES		$1,057,802

GENERAL OBLIGATIONS – 13.5%
Arlington County, VA, Public Improvement, GO UT, (State Aid Withholding)/(U. S. Treasury PRF 2/1/12 @ 100), 5.25%, 2/01/15	350,000	363,114
Hanover County, VA, Public Improvements Refunding Bonds, GO Unlimited, 5.00%, 7/15/19	110,000	130,054
Loudoun County, VA, GO Unlimited Bonds, (Series A), 5.00%, 7/01/25	400,000	444,108
Loudoun County, VA, GO UT, (Series B), (State Aid Withholding), 5.25%, 12/01/14	500,000	574,055
Newport News, VA, GO Unlimited, Refunding Notes, (Series 2007A), 5.00%, 3/01/19	100,000	113,582
Richmond, VA, Public Improvements, GO Unlimited, Refunding Bonds, (Series B), (FSA INS), 5.00%, 7/15/16	500,000	569,325
[5]Roanoke, VA, GO UT, AMT, (Series B), (National Reinsurance FGIC), 5.00%, 10/01/11	165,000	167,680
Virginia Beach, Public Improvement, GO Unlimited Bonds, (Series B), 5.00%, 5/01/20	400,000	449,980
TOTAL GENERAL OBLIGATIONS		$2,811,898

GENERAL REVENUE – 4.3%
Virginia State, Resources Authority Infrastructure, Refunding Revenue Bonds, (VA Pooled Funding Program)/(Moral Obligated), 5.00%, 11/01/30	500,000	526,075

Description	Par Value	Value

Virginia State, Resources Authority Infrastructure, Revenue Bonds, (Series A), (VA Pooled Funding Program), 4.00%, 11/01/21	$350,000	$369,030
TOTAL GENERAL REVENUE		$895,105

HIGHER EDUCATION – 6.4%
Fredericksburg, VA, IDA, Revenue Bonds, (Mary Washington College R/E)/(State and Local Government PRF 4/01/14 @ 100), 5.35%, 4/01/29	250,000	279,128
Virginia College Building Authority, Educational Facilities, Refunding Revenue Bonds, (Series B), (University of Richmond, OBG), 5.00%, 3/01/21	250,000	294,180
Virginia College Building Authority, Educational Facilities, Revenue Bonds, (Series A), (Public Higher Education Funding Program), 5.00%, 9/01/23	200,000	221,278
Virginia College Building Authority, Refunding Revenue Bonds, (National Reinsurance)/(Washington & Lee University), 5.25%, 1/01/31	500,000	549,200
TOTAL HIGHER EDUCATION		$1,343,786

MEDICAL – 16.5%
Albemarle County, VA, IDA, (Martha Jefferson Hospital), 5.25%, 10/01/15	650,000	692,081
Albemarle County, VA, IDA, Revenue Bonds, (Westminster-Canterbury of Richmond), 4.63%, 1/01/19	200,000	190,354
Fairfax County, VA, IDA, Refunding Revenue Bonds, (Inova Health System), 5.25%, 8/15/19	500,000	555,460
Fairfax County, VA, IDA, Revenue Bonds, (Inova Health System), 5.00%, 8/15/23	250,000	266,387
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Revenue, Refunding Bonds, (Medicorp Health System), 5.25%, 6/15/19	250,000	272,070
Henrico County, VA, EDA, Revenue Bonds, (Series A), (Obligated Group)/(Bon Secours Health System, Inc., St. Francis Medical)/(State and Local Government PRF 11/15/12 @ 100), 5.60%, 11/15/30	5,000	5,395
Henrico County, VA, EDA, Unrefunded Revenue Bonds, (Series A), (Obligated Group)/(Bon Secours Health System, Inc., St. Francis Medical), 5.60%, 11/15/30	495,000	489,194
Smyth County, VA, IDA, Hospital Refunding Revenue Bonds, (Mountain States Health Alliance), 5.00%, 7/01/15	400,000	422,924
Virginia Beach, Development Authority, (Virginia Beach, VA General Hospital)/(AMBAC INS), 5.13%, 2/15/18	110,000	120,150
Virginia Beach, Development Authority, Residential Care Facilities, (Westminster Canterbury), 5.38%, 11/01/32	500,000	428,120
TOTAL MEDICAL		$3,442,135

MULTI-FAMILY HOUSING – 4.9%
[5]Arlington County, VA, IDA, Colonial Village Revenue Bonds, AMT, (AHC LP-2)/(FANNIE MAE), Mandatory Tender 11/1/19, 5.15%, 11/01/31	500,000	509,635

(MTB Virginia Municipal Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

80	PORTFOLIOS OF INVESTMENTS

MTB Virginia Municipal Bond Fund (concluded)

Description	Par Value	Value

[5]Virginia State, Housing Development Authority, Rental Housing , AMT, (Series N), (GO of Authority), 5.13%, 1/01/15	$500,000	$505,170
TOTAL MULTI-FAMILY HOUSING		$1,014,805

POLLUTION CONTROL – 3.7%
Chesterfield County, VA, IDA, Pollution Control Revenue Bonds, (Virginia Electric & Power Co.), 5.88%, 6/01/17	200,000	204,456
Southeastern Public Service Authority, VA, Prerefunding Revenue Bonds, ETM, (AMBAC), 5.00%, 7/01/15	255,000	284,570
Southeastern Public Service Authority, VA, Refunding Revenue Bonds, ETM, (AMBAC), 5.00%, 7/01/15	245,000	274,169
TOTAL POLLUTION CONTROL		$763,195

TOBACCO SETTLEMENT – 1.9%
Tobacco Settlement Financing Corp., VA, Revenue Bonds, 5.63%, 6/01/37	335,000	389,675

TRANSPORTATION – 6.9%
Richmond, VA, Metropolitan Authority, Refunding Revenue Bonds, (National Reinsurance FGIC), 5.25%, 7/15/17	400,000	443,436
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement, Revenue Bonds, Anticipation Notes, 5.00%, 9/28/15	500,000	576,685
Virginia Commonwealth Transportation Board, Transportation Revenue, (National Reinsurance-IBC), 5.00%, 4/01/15	400,000	414,228
TOTAL TRANSPORTATION		$1,434,349

UTILITIES – 2.4%
Richmond, VA, Public Utility, Revenue Bonds, 5.00%, 1/15/28	470,000	497,537

Description	Par Value/Shares	Value

WATER & SEWER – 13.8%
Fairfax County, VA, Water Authority Revenue Bonds, ETM, (Escrowed in U.S. Treasuries, COL), 5.80%, 1/01/16	$440,000	$486,864
Fairfax County, VA, Water Authority Revenue, Refunding Bonds, 5.00%, 4/01/21	100,000	114,173
Henrico County, VA, Water & Sewer Revenue, Refunding Bonds, 5.00%, 5/01/24	550,000	611,017
Norfolk, VA, Water Revenue Bonds, (National Reinsurance) 5.75%, 11/01/12	500,000	501,995
5.88%, 11/01/15	500,000	502,045
Upper Occoquan Sewage Authority, VA, (Series A), (National Reinsurance), 5.15%, 7/01/20	575,000	662,699
TOTAL WATER & SEWER		$2,878,793
TOTAL VIRGINIA		$18,556,884
TOTAL MUNICIPAL BONDS (COST $19,639,681)		$20,216,546

MONEY MARKET FUND – 1.9%
[8]Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.09%	386,074	386,074
TOTAL MONEY MARKET FUND (COST $386,074)		$386,074
TOTAL INVESTMENTS – 99.0% (COST $20,025,755)		$20,602,620
OTHER ASSETS LESS LIABILITIES – 1.0%		200,616
TOTAL NET ASSETS – 100.0%		$20,803,236

Cost of investments for Federal income tax purposes is $20,004,808. The net unrealized appreciation/depreciation of investments was $597,812. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $819,813 and net unrealized depreciation from investments for those securities having an excess of cost over value of $222,001.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$20,216,546	$—	$20,216,546
Money Market Fund	386,074	—	—	386,074

Total	$386,074	$20,216,546	$—	$20,602,620

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

81

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Intermediate-Term Bond Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Corporate Bonds	54.7%
Mortgage-Backed Securities	17.3%
U.S. Treasury	14.4%
Collateralized Mortgage Obligations	4.5%
Asset Backed Securities	2.8%
Enhanced Equipment Trust Certificates	1.8%
Government Agency	0.9%
Cash Equivalents[1]	11.3%
Other Assets and Liabilities – Net[2]	(7.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	6.7%
AA	2.8%
A	16.9%
BBB	27.1%
BB	7.2%
B	2.7%
CCC	0.9%
Not Rated	11.2%
U.S. Government	17.8%
U.S. Treasury	14.4%
Other Assets and Liabilities – Net[2]	(7.7)%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

ASSET BACKED SECURITIES – 2.8%

FINANCIAL SERVICES – 2.2%
BMW Vehicle Lease Trust, Series 2009-1, Class A4, 3.66%, 8/15/13	$1,000,000	$1,007,925
Hyundai Auto Receivables Trust, Series 2011-A, Class A2, 0.69%, 11/15/13	1,500,000	1,501,406
TOTAL FINANCIAL SERVICES		$2,509,331

WHOLE LOAN – 0.6%
[1,6,7]Student Loan Marketing Association, Series 2011-A, Class A1, 1.21%, 6/15/11	750,000	751,521
TOTAL ASSET BACKED SECURITIES (COST $3,249,732)		$3,260,852

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.5%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 2.9%
[6,7]American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 4/15/37	1,000,000	1,085,359
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.81%, 5/12/39	1,230,741	1,264,500
Morgan Stanley Capital I, Series 2004-IQ7, Class A4, 5.54%, 6/15/38	1,000,000	1,080,633
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$3,430,492

Description	Par Value	Value

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.5%
Series 1920, Class H, 7.00%, 1/15/12	$26,575	$27,005
Series R001, Class AE, 4.38%, 4/15/15	505,283	523,998
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$551,003

WHOLE LOAN – 1.1%
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.06%, 5/25/11	1,394,563	1,250,220
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $5,259,607)		$5,231,715

CORPORATE BONDS – 54.7%

AGRICULTURE – 0.5%
Archer-Daniels-Midland Co., Sr. Unsecured, 4.48%, 3/01/21	500,000	516,309

APPAREL – 0.9%
Hanesbrands, Inc., Company Guaranteed, 6.38%, 12/15/20	1,000,000	1,000,000

AUTO MANUFACTURERS – 0.2%
[6,7]Hyundai Motor Manufacturing Czech s.r.o., Company Guaranteed, 4.50%, 4/15/15	250,000	258,858

AUTO PARTS & EQUIPMENT – 0.9%
Johnson Controls, Inc., Sr. Unsecured, 1.75%, 3/01/14	1,000,000	1,004,324

(MTB Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

82	PORTFOLIOS OF INVESTMENTS

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

BANKS – 12.4%
[6,7]ABN Amro Bank NV, Sr. Unsecured, 3.00%, 1/31/14	$500,000	$508,065
Ally Financial, Inc., Company Guaranteed, 4.50%, 2/11/14	300,000	303,375
Ally Financial, Inc., Company Guaranteed, 8.00%, 3/15/20	250,000	281,875
[6,7]Ally Financial, Inc., Company Guaranteed, 7.50%, 9/15/20	500,000	550,000
1BB&T Corp., Sr. Unsecured, 0.97%, 7/28/11	1,000,000	1,001,249
BB&T Corp., Sr. Unsecured, MTN, 3.20%, 3/15/16	500,000	505,379
Citigroup, Inc., Sr. Unsecured, 5.50%, 10/15/14	500,000	544,507
Citigroup, Inc., Sr. Unsecured, 4.75%, 5/19/15	500,000	532,207
[12]Fifth Third Bancorp, Sr. Unsecured, 6.25%, 5/01/13	850,000	924,436
Goldman Sachs Group, Inc., Sr. Unsecured, 6.25%, 9/01/17	2,000,000	2,227,364
HSBC Holdings PLC, Sr. Unsecured, 5.10%, 4/05/21	500,000	515,621
1JPMorgan Chase & Co., Notes, MTN, 0.00%, 5/02/11	1,000,000	1,001,500
1JPMorgan Chase Capital XXIII, Limited Guarantee, 1.31%, 5/16/11	1,000,000	839,346
KeyCorp, Sr. Unsecured, MTN, 6.50%, 5/14/13	750,000	819,914
State Street Corp., Sr. Unsecured, 4.30%, 5/30/14	250,000	269,222
U.S. Bancorp, Jr. Subordinated, 3.44%, 2/01/16	1,000,000	1,011,458
U.S. Bank NA, Sr. Unsecured, MTN, 5.92%, 5/25/12	567,778	596,033
U.S. Bank NA, Subordinated, 6.30%, 2/04/14	305,000	340,747
Wells Fargo & Co., Sr. Unsecured, 3.68%, 6/15/16	500,000	513,946
Wells Fargo & Co., Sr. Unsecured, MTN, 4.60%, 4/01/21	1,000,000	1,015,772
TOTAL BANKS		$14,302,016

BEVERAGES – 1.9%
Coca-Cola Refreshments USA, Inc., Sr. Unsecured, 5.00%, 8/15/13	2,000,000	2,179,194

BUILDING MATERIALS – 0.9%
Masco Corp., Sr. Unsecured, 5.88%, 7/15/12	1,000,000	1,048,125

CHEMICALS – 1.0%
Dow Chemical Co., Sr. Unsecured, 7.60%, 5/15/14	1,000,000	1,165,762

DIVERSIFIED FINANCIAL SERVICES – 7.9%
[6,7]Cantor Fitzgerald LP, Notes, 6.38%, 6/26/15	1,000,000	1,029,665
Charles Schwab Corp., Sr. Unsecured, 4.45%, 7/22/20	250,000	258,783
Ford Motor Credit Co. LLC, Sr. Unsecured, 8.70%, 10/01/14	500,000	573,750

Description	Par Value	Value

Ford Motor Credit Co. LLC, Sr. Unsecured, 7.00%, 4/15/15	$250,000	$275,000
Ford Motor Credit Co. LLC, Sr. Unsecured, 6.63%, 8/15/17	250,000	275,312
General Electric Capital Corp., Subordinated, 5.30%, 2/11/21	250,000	259,824
[6,7]Harley-Davidson Funding Corp., Company Guaranteed, 5.75%, 12/15/14	500,000	541,828
International Lease Finance Corp., Sr. Unsecured, 5.35%, 3/01/12	1,000,000	1,023,750
Jefferies Group, Inc., Sr. Unsecured, 3.88%, 11/09/15	1,000,000	1,013,997
Jefferies Group, Inc., Sr. Unsecured, 5.13%, 4/13/18	1,000,000	1,005,866
ORIX Corp., Sr. Unsecured, 5.00%, 1/12/16	500,000	516,189
Raymond James Financial, Inc., Sr. Unsecured, 4.25%, 4/15/16	1,000,000	1,025,068
SLM Corp., Series A, Sr. Unsecured, MTNA, 5.00%, 10/01/13	1,000,000	1,043,895
SLM Corp., Sr. Notes, MTN, 6.25%, 1/25/16	300,000	318,833
TOTAL DIVERSIFIED FINANCIAL SERVICES		$9,161,760

ELECTRIC – 1.0%
CenterPoint Energy, Inc., Sr. Unsecured, 6.50%, 5/01/18	125,000	141,943
Dominion Resources, Inc., Sr. Unsecured, 2.25%, 9/01/15	500,000	493,946
DTE Energy Co., Sr. Unsecured, 7.63%, 5/15/14	250,000	289,067
Duke Energy Corp., Sr. Unsecured, 6.30%, 2/01/14	250,000	280,213
TOTAL ELECTRIC		$1,205,169

ELECTRONICS – 0.2%
Agilent Technologies, Inc., Sr. Unsecured, 5.00%, 7/15/20	250,000	261,819

ENERGY EQUIPMENT & SERVICES – 0.5%
National Oilwell Varco, Inc., Sr. Unsecured, 5.65%, 11/15/12	500,000	531,770

FOOD – 1.2%
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	250,000	263,048
McCormick & Co., Inc., Sr. Unsecured, 5.75%, 12/15/17	500,000	572,319
[6,7]WM Wrigley Jr. Co., Sr. Secured, 3.70%, 6/30/14	500,000	515,494
TOTAL FOOD		$1,350,861

GAS – 0.9%
[1]Sempra Energy, Sr. Unsecured, 1.07%, 6/15/11	1,000,000	1,005,022

HEALTHCARE PROVIDERS & SERVICES – 0.4%
Quest Diagnostics, Inc., Company Guaranteed, 4.70%, 4/01/21	500,000	510,247

(MTB Intermediate-Term Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	83

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

HOTELS, RESTAURANTS & LEISURE – 0.5%
[6,7]Hyatt Hotels Corp., Sr. Unsecured, 6.88%, 8/15/19	$500,000	$544,386

INSURANCE – 2.4%
MetLife, Inc., Sr. Unsecured, 7.72%, 2/15/19	1,000,000	1,227,220
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.88%, 1/14/15	500,000	523,464
Prudential Financial, Inc., Sr. Unsecured, MTN, 4.75%, 9/17/15	1,000,000	1,079,313
TOTAL INSURANCE		$2,829,997

INTERNET – 0.4%
eBay, Inc., Sr. Unsecured, 1.63%, 10/15/15	500,000	484,031

IRON/STEEL – 0.9%
Arcelormittal, Sr. Unsecured, 5.50%, 3/01/21	500,000	507,848
Cliffs Natural Resources, Inc., Sr. Unsecured, 4.88%, 4/01/21	500,000	509,182
TOTAL IRON/STEEL		$1,017,030

LEISURE TIME – 0.4%
[6,7]Harley-Davidson Financial Services, Inc., Company Guaranteed, 3.88%, 3/15/16	500,000	505,626

MEDIA – 0.9%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 3.50%, 3/01/16	500,000	508,666
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 5.00%, 3/01/21	500,000	514,017
TOTAL MEDIA		$1,022,683

METALS & MINING – 1.9%
Alcoa, Inc., Sr. Unsecured, 5.40%, 4/15/21	500,000	510,021
Rio Tinto Finance USA Ltd., Company Guaranteed, 6.50%, 7/15/18	1,000,000	1,174,609
Vale Overseas Ltd., Company Guaranteed, 5.63%, 9/15/19	500,000	534,612
TOTAL METALS & MINING		$2,219,242

OIL & GAS – 4.0%
Anadarko Petroleum Corp., Sr. Unsecured, 5.75%, 6/15/14	250,000	276,003
Chesapeake Energy Corp., Company Guaranteed, 6.13%, 2/15/21	500,000	518,125
Enterprise Products Operating LLC, Series B, Company Guaranteed, 7.03%, 1/15/68	1,000,000	1,061,883
Nabors Industries, Inc., Company Guaranteed, 5.00%, 9/15/20	250,000	254,883
Petrobras International Finance Co. – Pifco, Company Guaranteed, 5.38%, 1/27/21	250,000	254,785
Rowan Cos., Inc., Sr. Unsecured, 7.88%, 8/01/19	500,000	604,841
Sempra Energy, Sr. Unsecured, 6.50%, 6/01/16	500,000	576,045

Description	Par Value	Value

Stone Energy Corp., Company Guaranteed, 8.63%, 2/01/17	$1,000,000	$1,050,000
TOTAL OIL & GAS		$4,596,565

PIPELINES – 1.8%
Plains All American Pipeline LP / PAA Finance Corp., Company Guaranteed, 5.00%, 2/01/21	500,000	512,732
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 3.90%, 4/15/15	1,000,000	1,020,050
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 5.63%, 4/15/20	500,000	518,833
TOTAL PIPELINES		$2,051,615

REAL ESTATE INVESTMENT TRUSTS (REIT) – 5.8%
BioMed Realty LP, Company Guaranteed, 3.85%, 4/15/16	1,000,000	1,004,889
Commonwealth REIT, Sr. Unsecured, 6.65%, 1/15/18	500,000	555,966
Commonwealth REIT, Sr. Unsecured, 5.88%, 9/15/20	500,000	517,330
Digital Realty Trust LP, Company Guaranteed, 5.25%, 3/15/21	500,000	499,622
HCP, Inc., Sr. Unsecured, MTN, 5.95%, 9/15/11	225,000	229,349
HCP, Inc., Sr. Unsecured, 2.70%, 2/01/14	1,000,000	1,013,191
HCP, Inc., Sr. Unsecured, 5.38%, 2/01/21	200,000	208,679
Health Care REIT, Inc., Sr. Unsecured, 6.00%, 11/15/13	1,000,000	1,095,114
Health Care REIT, Inc., Sr. Unsecured, 5.25%, 1/15/22	250,000	251,586
Mack-Cali Realty LP, Sr. Unsecured, 7.75%, 8/15/19	250,000	303,170
Vornado Realty LP, Sr. Unsecured, 4.25%, 4/01/15	1,000,000	1,035,238
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$6,714,134

RETAIL – 0.4%
Home Depot, Inc., Sr. Unsecured, 4.40%, 4/01/21	500,000	504,327

TELECOMMUNICATIONS – 3.8%
American Tower Corp., Sr. Unsecured, 4.63%, 4/01/15	250,000	262,593
[6,7]Crown Castle Towers LLC, Sr. Secured, 4.17%, 8/15/17	1,000,000	1,008,750
Qwest Communications International, Inc., Company Guaranteed, 7.13%, 4/01/18	1,000,000	1,087,188
[6,7]Telstra Corp. Ltd., Notes, 4.80%, 10/12/21	500,000	507,704
Verizon Communications, Inc., Sr. Unsecured, 3.00%, 4/01/16	1,000,000	1,010,893
Verizon Communications, Inc., Sr. Unsecured, 4.60%, 4/01/21	500,000	511,905
TOTAL TELECOMMUNICATIONS		$4,389,033

(MTB Intermediate-Term Bond Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

84	PORTFOLIOS OF INVESTMENTS

MTB Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

TRANSPORTATION – 0.7%
Canadian National Railway Co., Sr. Unsecured, 5.85%, 11/15/17	$500,000	$571,949
Union Pacific Corp., Sr. Unsecured, 5.75%, 11/15/17	250,000	286,553
TOTAL TRANSPORTATION		$858,502
TOTAL CORPORATE BONDS (COST $61,058,703)		$63,238,407

ENHANCED EQUIPMENT TRUST CERTIFICATES – 1.8%

AIRLINES – 1.8%
American Airlines 2011-1, Class A Pass-Through Trust, Series A, Secured, 5.25%, 7/31/21	500,000	490,938
Continental Airlines, Inc., Series A, Pass-Thru Certificates, 7.25%, 11/10/19	243,094	264,060
Delta Air Lines, Inc., Series A, Pass-Thru Certificates, 7.75%, 12/17/19	488,103	536,303
Delta Air Lines, Inc., Series 071A, Pass-Thru Certificates, 6.82%, 8/10/22	784,897	815,803
TOTAL AIRLINES		$2,107,104
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $2,005,498)		$2,107,104

GOVERNMENT AGENCY – 0.9%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.9%
2.88%, 5/10/11	1,000,000	1,060,350
TOTAL GOVERNMENT AGENCY (COST $1,015,000)		$1,060,350

MORTGAGE-BACKED SECURITIES – 17.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 7.6%
Pool A18401, 6.00%, 2/01/34	171,669	189,995
Pool C90293, 7.50%, 9/01/19	295,983	342,545
Pool C90504, 6.50%, 12/01/21	114,951	130,351
Pool E76204, 5.50%, 4/01/14	1,287	1,382
Pool E83022, 6.00%, 4/01/16	65,854	71,645
Pool E92817, 5.00%, 12/01/17	444,257	478,798
Pool G11311, 5.00%, 10/01/17	294,100	316,047
Pool G12709, 5.00%, 7/01/22	2,996,512	3,212,636
Pool G13077, 5.50%, 4/01/23	3,712,729	4,029,239
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$8,772,638

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 9.0%
Pool 254240, 7.00%, 3/01/32	185,197	213,277
Pool 256674, 6.00%, 4/01/37	2,289,355	2,519,006
Pool 313224, 7.00%, 12/01/11	3,504	3,538
Pool 424286, 6.50%, 6/01/13	8,025	8,404

Description	Par Value	Value

Pool 526062, 7.50%, 12/01/29	$15,909	$18,523
Pool 619054, 5.50%, 2/01/17	203,906	222,436
Pool 832365, 5.50%, 8/01/20	2,243,147	2,446,993
Pool 838741, 5.00%, 9/01/20	1,894,172	2,040,497
Pool 839291, 5.00%, 9/01/20	38,346	41,189
Pool AE2520, 3.00%, 1/01/26	2,933,357	2,901,274
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$10,415,137

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.7%
Pool 2616, 7.00%, 7/20/28	111,085	129,036
Pool 2701, 6.50%, 1/20/29	213,655	244,224
Pool 426727, 7.00%, 2/15/29	23,833	27,714
Pool 780825, 6.50%, 7/15/28	224,009	257,799
Pool 781231, 7.00%, 12/15/30	103,700	120,957
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$779,730
TOTAL MORTGAGE-BACKED SECURITIES (COST $18,655,043)		$19,967,505

U.S. TREASURY – 14.4%

INFLATION INDEXED BONDS – 6.6%
[12]1.13%, 1/15/21	2,000,000	2,100,837
1.25%, 7/15/20	500,000	535,614
1.63%, 1/15/15	500,000	637,733
3.00%, 7/15/12	180,000	236,942
0.13%, 4/15/16	4,000,000	4,125,625
TOTAL INFLATION INDEXED BONDS		$7,636,751

U.S. TREASURY NOTE – 7.8%
0.75%, 9/15/13	4,000,000	3,999,375
[12]1.25%, 4/15/14	5,000,000	5,037,500
TOTAL U.S. TREASURY NOTE		$9,036,875
TOTAL U.S. TREASURY (COST $16,504,738)		$16,673,626

REPURCHASE AGREEMENT – 0.6%
Credit Suisse First Boston LLC, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $624,795, collateralized by a U.S. Treasury Security 1.50%, maturing 12/31/13; total market value of $638,138.	624,793	624,793
TOTAL REPURCHASE AGREEMENT (COST $624,793)		$624,793
TOTAL INVESTMENTS IN SECURITIES – 97.0% (COST $108,373,114)		$112,164,352

(MTB Intermediate-Term Bond Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	85

MTB Intermediate-Term Bond Fund (concluded)

Description	Par Value	Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 10.7%

REPURCHASE AGREEMENTS – 10.7%
Bank of America LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $488,550, collateralized by U.S. Government Securities 4.00% to 5.50%, maturing 01/01/26 to 04/01/41; total market value of $498,329.	$488,548	$488,548
Citigroup Global Markets, Inc., 0.06%, dated 04/29/11, due 05/02/11, repurchase price $2,000,010, collateralized by U.S. Government Securities 2.12% to 6.50%, maturing 09/01/15 to 04/01/41; total market value of $2,040,010.	2,000,000	2,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $2,935,415, collateralized by U.S. Government Securities 3.50% to 7.00%, maturing 02/01/20 to 03/01/41; total market value of $2,994,111.	2,935,403	2,935,403
JP Morgan Securities LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $2,000,008, collateralized by U.S. Government Securities 4.00% to 4.50%, maturing 02/01/26 to 03/01/41; total market value of $2,040,026.	2,000,000	2,000,000

Description	Par Value	Value

RBC Capital Markets LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $2,000,008, collateralized by U.S. Government Securities 1.99% to 5.13%, maturing 02/01/17 to 04/01/41; total market value of $2,040,000.	$2,000,000	$2,000,000
RBS Securities, Inc., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $2,935,415, collateralized by U.S. Government Securities 3.50% to 6.00%, maturing 04/01/21 to 05/01/41; total market value of $2,994,165.	2,935,403	2,935,403
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $12,359,354)		$12,359,354
TOTAL INVESTMENTS – 107.7% (COST $120,732,468)		$124,523,706
COLLATERAL FOR SECURITIES ON LOAN – (10.7%)		(12,359,354)
OTHER ASSETS LESS LIABILITIES – 3.0%		3,527,213
TOTAL NET ASSETS – 100.0%		$115,691,565

Cost of investments for Federal income tax purposes is $133,099,839. The net unrealized appreciation/depreciation of investments was $3,783,221. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $3,999,056 and net unrealized depreciation from investments for those securities having an excess of cost over value of $215,835.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset Backed Securities	$—	$3,260,852	$—	$3,260,852
Collateralized Mortgage Obligations	—	5,231,715	—	5,231,715
Corporate Bonds	—	63,238,407	—	63,238,407
Enhanced Equipment Trust Certificates	—	2,107,104	—	2,107,104
Government Agency	—	1,060,350	—	1,060,350
Mortgage-Backed Securities	—	19,967,505	—	19,967,505
U.S. Treasury	—	16,673,626	—	16,673,626
Repurchase Agreements	—	12,984,147	—	12,984,147

Total	$—	$124,523,706	$—	$124,523,706

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

86

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Income Fund

At April 30, 2011, the Fund’s portfolio composition was as follows: (unaudited)

Percentage of Total Net Assets
Corporate Bonds	56.4%
Mortgage-Backed Securities	17.9%
U.S. Treasury	13.4%
Collateralized Mortgage Obligations	5.8%
Asset Backed Securities	1.7%
Enhanced Equipment Trust Certificates	1.0%
Cash Equivalents[1]	2.5%
Other Assets and Liabilities – Net[2]	1.3%

TOTAL	100.0%

(1)	Cash Equivalents include investments in repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Derived from data provided by Moody’s Investors Service and Standard and Poor’s.

Credit Quality Diversification[3]	Percentage of Total Net Assets
AAA	3.9%
AA	3.5%
A	19.2%
BBB	27.3%
BB	7.1%
B	2.8%
CCC	1.0%
Not Rated	2.5%
U.S. Government	18.0%
U.S. Treasury	13.4%
Other Assets and Liabilities – Net[2]	1.3%

TOTAL	100.0%

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Par Value	Value

ASSET BACKED SECURITIES – 1.7%

FINANCIAL SERVICES – 1.4%
Hyundai Auto Receivables Trust, Series 2011-A, Class A2, 0.69%, 11/15/13	$1,500,000	$1,501,406
[6,7]LA Arena Funding LLC, Series 1999-1, Class A, 7.66%, 12/15/26	1,386,508	1,434,228
TOTAL FINANCIAL SERVICES		$2,935,634

WHOLE LOAN – 0.3%
[1,6,7]Student Loan Marketing Association, Series 2011-A, Class A1, 1.21%, 6/15/11	750,000	751,521
TOTAL ASSET BACKED SECURITIES (COST $3,636,409)		$3,687,155

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.8%

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) – 2.6%
[6,7]American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 4/15/37	1,000,000	1,085,359
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.63%, 4/10/49	1,157,694	1,196,450
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.81%, 5/12/39	1,230,741	1,264,499
Morgan Stanley Capital I, Series 2004-IQ7, Class A4, 5.54%, 6/15/38	1,000,000	1,080,633

Description	Par Value	Value

Morgan Stanley Capital I, Series 2005-T19, Class AAB, 4.85%, 6/12/47	$798,361	$832,229
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS)		$5,459,170

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.0%**
Series 1920, Class H, 7.00%, 1/15/12	26,575	27,005

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**
Series 1988-23, Class C, 9.75%, 9/25/18	10,020	11,374

WHOLE LOAN – 3.2%
[1]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.86%, 5/25/11	470,672	441,532
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.50%, 6/25/19	2,338,827	2,408,951
GSR Mortgage Loan Trust, Series 2006-2F, Class 2A15, 5.75%, 2/25/36	90,904	90,430
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.06%, 5/25/11	1,394,564	1,250,221
Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8, 4.75%, 11/25/18	126,196	126,745
WaMu Mortgage Pass-Through Certificates, Series 2004-CB1, Class 1A, 5.25%, 6/25/19	2,578,919	2,692,450
TOTAL WHOLE LOAN		$7,010,329
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $12,172,860)		$12,507,878

(MTB Income Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	87

MTB Income Fund (continued)

Description	Par Value	Value

CORPORATE BONDS – 56.4%

AEROSPACE & DEFENSE – 0.7%
[6,7]BAE Systems Holdings, Inc., Company Guaranteed, 6.38%, 6/01/19	$500,000	$556,281
L-3 Communications Corp., Company Guaranteed, 4.75%, 7/15/20	500,000	508,986
Raytheon Co., Sr. Unsecured, 3.13%, 10/15/20	500,000	465,930
TOTAL AEROSPACE & DEFENSE		$1,531,197

AGRICULTURE – 0.2%
Archer-Daniels-Midland Co., Sr. Unsecured, 4.48%, 3/01/21	500,000	516,309

APPAREL – 0.5%
Hanesbrands, Inc., Company Guaranteed, 6.38%, 12/15/20	1,100,000	1,100,000

AUTO MANUFACTURERS – 0.2%
Daimler Finance North America LLC, Company Guaranteed, MTN, 5.75%, 9/08/11	500,000	509,010

BANKS – 12.7%
[6,7]ABN Amro Bank NV, Sr. Unsecured, 3.00%, 1/31/14	500,000	508,065
Ally Financial, Inc., Company Guaranteed, 4.50%, 2/11/14	300,000	303,375
[6,7]Ally Financial, Inc., Company Guaranteed, 6.25%, 12/01/17	1,500,000	1,575,000
Ally Financial, Inc., Company Guaranteed, 8.00%, 3/15/20	250,000	281,875
[6,7]Ally Financial, Inc., Company Guaranteed, 7.50%, 9/15/20	500,000	550,000
Bank of America Corp., Subordinated, 7.13%, 10/15/11	200,000	205,550
Bank of America Corp., Sr. Unsecured, 6.50%, 8/01/16	1,250,000	1,411,184
[6,7]Bank of New York Institutional Capital Trust A, Limited Guarantee, 7.78%, 12/01/26	1,500,000	1,554,384
BB&T Corp., Sr. Unsecured, MTN, 3.85%, 7/27/12	1,000,000	1,034,917
BB&T Corp., Subordinated, 4.75%, 10/01/12	500,000	525,546
BB&T Corp., Sr. Unsecured, MTN, 3.20%, 3/15/16	500,000	505,379
Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	250,000	290,800
Citigroup, Inc., Sr. Unsecured, 5.50%, 4/11/13	1,000,000	1,071,354
Citigroup, Inc., Sr. Unsecured, 5.50%, 10/15/14	500,000	544,507
Citigroup, Inc., Sr. Unsecured, 4.75%, 5/19/15	500,000	532,207
Citigroup, Inc., Unsecured, 8.50%, 5/22/19	1,000,000	1,250,914
Credit Suisse, Sr. Unsecured, 5.50%, 5/01/14	1,000,000	1,107,352
Credit Suisse, Sr. Unsecured, 5.30%, 8/13/19	250,000	267,692
Credit Suisse AG, Subordinated, 5.40%, 1/14/20	500,000	516,601

Description	Par Value	Value

Discover Bank, Subordinated, 7.00%, 4/15/20	$1,000,000	$1,125,384
[12]Fifth Third Bancorp, Sr. Unsecured, 6.25%, 5/01/13	1,200,000	1,305,085
Goldman Sachs Group, Inc., Sr. Unsecured, 5.25%, 4/01/13	1,000,000	1,074,291
Goldman Sachs Group, Inc., Sr. Unsecured, MTN, 6.00%, 5/01/14	500,000	553,669
HSBC Holdings PLC, Sr. Unsecured, 5.10%, 4/05/21	500,000	515,621
JPMorgan Chase & Co., Sr. Unsecured, 3.40%, 6/24/15	500,000	513,526
JPMorgan Chase & Co., Sr. Unsecured, 2.60%, 1/15/16	500,000	489,385
JPMorgan Chase & Co., Sr. Unsecured, 4.40%, 7/22/20	500,000	494,839
JPMorgan Chase & Co., Sr. Unsecured, 4.25%, 10/15/20	500,000	489,021
1JPMorgan Chase Capital XXIIIi, Limited Guarantee, 1.31%, 5/16/11	1,000,000	839,346
KeyCorp, Sr. Unsecured, MTN, 6.50%, 5/14/13	1,000,000	1,093,219
PNC Bank NA, Subordinated, BKNT, 6.88%, 4/01/18	500,000	581,263
[1]Societe Generale, Certificate of Deposit, 1.31%, 5/22/11	1,000,000	1,001,439
State Street Corp., Sr. Unsecured, 4.30%, 5/30/14	250,000	269,222
U.S. Bancorp, Jr. Subordinated, 3.44%, 2/01/16	1,000,000	1,011,458
U.S. Bank NA, Sr. Unsecured, MTN, 5.92%, 5/25/12	378,519	397,355
Wells Fargo & Co., Sr. Unsecured, 3.68%, 6/15/16	500,000	513,946
Wells Fargo & Co., Sr. Unsecured, MTN, 4.60%, 4/01/21	1,000,000	1,015,772
TOTAL BANKS		$27,320,543

BEVERAGES – 0.9%
Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 5.38%, 1/15/20	1,000,000	1,101,832
Anheuser-Busch InBev Worldwide, Inc., Company Guaranteed, 4.38%, 2/15/21	500,000	511,283
Coca-Cola Enterprises, Inc., Sr. Unsecured, 3.50%, 9/15/20	500,000	478,419
TOTAL BEVERAGES		$2,091,534

BUILDING MATERIALS – 0.8%
CRH America, Inc., Company Guaranteed, 5.75%, 1/15/21	500,000	524,938
Masco Corp., Sr. Unsecured, 5.88%, 7/15/12	1,000,000	1,048,125
TOTAL BUILDING MATERIALS		$1,573,063

CAPITAL MARKETS – 1.7%
JPMorgan Chase Capital XVIII, Series R, Limited Guarantee, 6.95%, 8/17/36	1,000,000	1,040,493
Morgan Stanley, Series G, Sr. Unsecured, GMTN, 5.50%, 1/26/20	1,500,000	1,538,118

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

88	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (continued)

Description	Par Value	Value

Morgan Stanley, Sr. Unsecured, 5.75%, 1/25/21	$1,000,000	$1,041,506
TOTAL CAPITAL MARKETS		$3,620,117

CHEMICALS – 0.3%
Potash Corp. of Saskatchewan, Inc., Sr. Unsecured, 4.88%, 3/30/20	500,000	529,338

COMMERCIAL SERVICES – 0.3%
Board of Trustees of The Leland Stanford Junior University, Bonds, 4.75%, 5/01/19	500,000	543,422

COMPUTERS – 0.5%
Dell, Inc., Sr. Unsecured, 2.30%, 9/10/15	275,000	273,801
Hewlett-Packard Co., Sr. Unsecured, 2.20%, 12/01/15	500,000	496,804
Hewlett-Packard Co., Sr. Unsecured, 3.75%, 12/01/20	500,000	488,579
TOTAL COMPUTERS		$1,259,184

DIVERSIFIED FINANCIAL SERVICES – 7.3%
American Express Credit Corp., Sr. Unsecured, 5.13%, 8/25/14	1,000,000	1,092,044
[6,7]ASIF Global Financing XIX, Sr. Secured, 4.90%, 1/17/13	1,175,000	1,230,078
[6,7]Cantor Fitzgerald LP, Notes, 6.38%, 6/26/15	1,000,000	1,029,665
Charles Schwab Corp., Sr. Unsecured, 4.45%, 7/22/20	250,000	258,783
[6,7]FMR LLC, Sr. Unsecured, 6.45%, 11/15/39	1,000,000	1,004,086
Ford Motor Credit Co. LLC, Sr. Unsecured, 8.70%, 10/01/14	500,000	573,750
Ford Motor Credit Co. LLC, Sr. Unsecured, 7.00%, 4/15/15	250,000	275,000
Ford Motor Credit Co. LLC, Sr. Unsecured, 6.63%, 8/15/17	250,000	275,312
Ford Motor Credit Co. LLC, Sr. Unsecured, 5.75%, 2/01/21	500,000	512,500
General Electric Capital Corp., Subordinated, 5.30%, 2/11/21	250,000	259,824
[6,7]Harley-Davidson Funding Corp., Company Guaranteed, 5.75%, 12/15/14	500,000	541,828
International Lease Finance Corp., Sr. Unsecured, 5.35%, 3/01/12	1,000,000	1,023,750
International Lease Finance Corp., Sr. Unsecured, 5.88%, 5/01/13	1,150,000	1,184,500
Jefferies Group, Inc., Sr. Unsecured, 5.13%, 4/13/18	2,000,000	2,011,732
MBNA Capital, Series A, Limited Guarantee, 8.28%, 12/01/26	1,000,000	1,030,000
ORIX Corp., Sr. Unsecured, 5.00%, 1/12/16	500,000	516,190
Raymond James Financial, Inc., Sr. Unsecured, 4.25%, 4/15/16	1,000,000	1,025,068
SLM Corp., Series A, Sr. Unsecured, MTNA, 5.00%, 10/01/13	1,000,000	1,043,895
SLM Corp., Sr. Notes, MTN, 6.25%, 1/25/16	400,000	425,111

Description	Par Value	Value

TD Ameritrade Holding Corp., Company Guaranteed, 2.95%, 12/01/12	$500,000	$511,968
TOTAL DIVERSIFIED FINANCIAL SERVICES		$15,825,084

ELECTRIC – 1.4%
CenterPoint Energy, Inc., Series B, Sr. Unsecured, 6.85%, 6/01/15	1,250,000	1,422,581
CenterPoint Energy, Inc., Sr. Unsecured, 6.50%, 5/01/18	125,000	141,943
DTE Energy Co., Sr. Unsecured, 7.63%, 5/15/14	250,000	289,067
Duke Energy Corp., Sr. Unsecured, 6.30%, 2/01/14	250,000	280,213
Virginia Electric and Power Co., Sr. Unsecured, 8.88%, 11/15/38	500,000	739,760
TOTAL ELECTRIC		$2,873,564

ELECTRONICS – 0.2%
Agilent Technologies, Inc., Sr. Unsecured, 5.00%, 7/15/20	250,000	261,819
Thermo Fisher Scientific, Inc., Sr. Unsecured, 4.50%, 3/01/21	250,000	258,164
TOTAL ELECTRONICS		$519,983

ENERGY EQUIPMENT & SERVICES – 0.7%
National Oilwell Varco, Inc., Sr. Unsecured, 5.65%, 11/15/12	1,500,000	1,595,310

FOOD – 1.1%
General Mills, Inc., Sr. Unsecured, 5.65%, 2/15/19	250,000	279,050
Kraft Foods, Inc., Sr. Unsecured, 5.63%, 11/01/11	129,000	132,404
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	250,000	263,048
Kroger Co., Company Guaranteed, 8.00%, 9/15/29	500,000	631,869
McCormick & Co., Inc., Sr. Unsecured, 5.75%, 12/15/17	500,000	572,319
[6,7]WM Wrigley Jr. Co., Sr. Secured, 3.70%, 6/30/14	500,000	515,494
TOTAL FOOD		$2,394,184

GAS – 0.5%
[1]Sempra Energy, Sr. Unsecured, 1.07%, 6/15/11	1,000,000	1,005,022

HEALTHCARE PROVIDERS & SERVICES – 0.2%
Quest Diagnostics, Inc., Company Guaranteed, 4.70%, 4/01/21	500,000	510,247

HOME BUILDERS – 0.2%
[12]Ryland Group, Inc., Company Guaranteed, 6.63%, 5/01/20	500,000	491,250

HOTELS, RESTAURANTS & LEISURE – 0.3%
[6,7]Hyatt Hotels Corp., Sr. Unsecured, 6.88%, 8/15/19	500,000	544,386

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April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	89

MTB Income Fund (continued)

Description	Par Value	Value

INSURANCE—2.0%
CNA Financial Corp., Sr. Unsecured, 5.75%, 8/15/21	$1,000,000	$1,050,428
MetLife, Inc., Sr. Unsecured, 4.75%, 2/08/21	500,000	510,122
[6,7]Metropolitan Life Global Funding I, Sr. Secured, 2.50%, 1/11/13	500,000	509,969
Prudential Financial, Inc., Sr. Unsecured, MTN, 3.88%, 1/14/15	500,000	523,464
Prudential Financial, Inc., Sr. Unsecured, 6.20%, 1/15/15	500,000	556,662
Prudential Financial, Inc., Sr. Unsecured, MTN, 4.75%, 9/17/15	1,000,000	1,079,313
TOTAL INSURANCE		$4,229,958

INTERNET – 0.4%
eBay, Inc., Sr. Unsecured, 1.63%, 10/15/15	500,000	484,031
eBay, Inc., Sr. Unsecured, 3.25%, 10/15/20	500,000	464,839
TOTAL INTERNET		$948,870

IRON/STEEL – 1.4%
Arcelormittal, Sr. Unsecured, 5.50%, 3/01/21	500,000	507,848
ArcelorMittal, Sr. Unsecured, 7.00%, 10/15/39	2,000,000	2,098,282
Cliffs Natural Resources, Inc., Sr. Unsecured, 4.88%, 4/01/21	500,000	509,182
TOTAL IRON/STEEL		$3,115,312

LEISURE TIME – 0.2%
[6,7]Harley-Davidson Financial Services, Inc., Company Guaranteed, 3.88%, 3/15/16	500,000	505,626

MEDIA – 3.7%
Comcast Corp., Company Guaranteed, 5.90%, 3/15/16	1,000,000	1,128,232
Comcast Corp., Company Guaranteed, 5.70%, 7/01/19	1,500,000	1,649,093
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 3.50%, 3/01/16	500,000	508,666
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 5.88%, 10/01/19	1,000,000	1,101,530
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 4.60%, 2/15/21	1,000,000	999,938
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 5.00%, 3/01/21	500,000	514,017
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Company Guaranteed, 6.00%, 8/15/40	500,000	499,930
News America, Inc., Company Guaranteed, 6.90%, 8/15/39	500,000	560,632
Viacom, Inc., Sr. Unsecured, 5.63%, 9/15/19	1,000,000	1,107,291
TOTAL MEDIA		$8,069,329

Description	Par Value	Value

METALS & MINING – 1.4%
Alcoa, Inc., Sr. Unsecured, 5.40%, 4/15/21	$500,000	$510,021
Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	750,000	1,001,189
Vale Overseas Ltd., Company Guaranteed, 5.63%, 9/15/19	500,000	534,612
Xstrata Canada Corp., Company Guaranteed, 7.25%, 7/15/12	800,000	853,976
TOTAL METALS & MINING		$2,899,798

MISCELLANEOUS MANUFACTURING – 0.8%
GE Capital Trust I, Subordinated, 6.38%, 11/15/67	1,000,000	1,037,500
Tyco Electronics Group SA, Company Guaranteed, 4.88%, 1/15/21	500,000	519,674
TOTAL MISCELLANEOUS MANUFACTURING		$1,557,174

MULTI-UTILITIES – 0.3%
Dominion Resources, Inc., Series A, Sr. Unsecured, 5.60%, 11/15/16	500,000	561,492

OFFICE/BUSINESS EQUIPMENT – 1.4%
Steelcase, Inc., Sr. Unsecured, 6.38%, 2/15/21	500,000	519,707
Xerox Corp., Sr. Unsecured, 6.40%, 3/15/16	2,000,000	2,289,652
TOTAL OFFICE/BUSINESS EQUIPMENT		$2,809,359

OIL & GAS – 3.1%
Anadarko Petroleum Corp., Sr. Unsecured, 5.75%, 6/15/14	250,000	276,003
Chesapeake Energy Corp., Company Guaranteed, 6.13%, 2/15/21	500,000	518,125
Enterprise Products Operating LLC, Series B, Company Guaranteed, 7.03%, 1/15/68	1,000,000	1,061,883
Nabors Industries, Inc., Company Guaranteed, 5.00%, 9/15/20	250,000	254,883
Petrobras International Finance Co. – Pifco, Company Guaranteed, 5.38%, 1/27/21	250,000	254,784
Petrobras International Finance Co. – Pifco, Company Guaranteed, 6.75%, 1/27/41	250,000	261,457
[6,7]Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsecured, 9.75%, 8/14/19	1,000,000	1,200,000
Rowan Cos., Inc., Sr. Unsecured, 7.88%, 8/01/19	500,000	604,841
Sempra Energy, Sr. Unsecured, 6.50%, 6/01/16	500,000	576,045
Stone Energy Corp., Company Guaranteed, 8.63%, 2/01/17	1,000,000	1,050,000
Valero Energy Corp., Company Guaranteed, 10.50%, 3/15/39	500,000	725,807
TOTAL OIL & GAS		$6,783,828

OIL & GAS FIELD SERVICES – 0.6%
NuStar Pipeline Operating Partnership, LP, Company Guaranteed, 5.88%, 6/01/13	1,250,000	1,344,545

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

90	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (continued)

Description	Par Value	Value

PIPELINES – 0.9%
Plains All American Pipeline LP / PAA Finance Corp., Company Guaranteed, 5.00%, 2/01/21	$500,000	$512,732
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 3.90%, 4/15/15	1,000,000	1,020,050
[6,7]Rockies Express Pipeline LLC, Sr. Unsecured, 5.63%, 4/15/20	500,000	518,833
TOTAL PIPELINES		$2,051,615

REAL ESTATE INVESTMENT TRUSTS (REIT) – 4.0%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 3.95%, 1/15/21	250,000	244,263
BioMed Realty LP, Company Guaranteed, 3.85%, 4/15/16	1,000,000	1,004,889
Boston Properties LP, Sr. Unsecured, 5.00%, 6/01/15	650,000	703,788
Boston Properties LP, Sr. Unsecured, 5.88%, 10/15/19	1,000,000	1,103,401
Boston Properties LP, Sr. Unsecured, 4.13%, 5/15/21	250,000	242,686
Commonwealth REIT, Sr. Unsecured, 6.65%, 1/15/18	500,000	555,966
Commonwealth REIT, Sr. Unsecured, 5.88%, 9/15/20	500,000	517,330
Digital Realty Trust LP, Company Guaranteed, 5.25%, 3/15/21	500,000	499,622
HCP, Inc., Sr. Unsecured, MTN, 5.95%, 9/15/11	225,000	229,349
HCP, Inc., Sr. Unsecured, 5.38%, 2/01/21	200,000	208,679
Health Care REIT, Inc., Sr. Unsecured, 4.95%, 1/15/21	1,000,000	987,121
Health Care REIT, Inc., Sr. Unsecured, 5.25%, 1/15/22	250,000	251,586
Mack-Cali Realty LP, Sr. Unsecured, 7.75%, 8/15/19	250,000	303,170
Simon Property Group LP, Sr. Unsecured, 5.65%, 2/01/20	500,000	545,789
Vornado Realty LP, Sr. Unsecured, 4.25%, 4/01/15	1,000,000	1,035,238
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$8,432,877

RETAIL – 1.5%
CVS Caremark Corp., Sr. Unsecured, 5.75%, 6/01/17	500,000	560,378
CVS Caremark Corp., Sr. Unsecured, 4.75%, 5/18/20	500,000	520,159
Home Depot, Inc., Sr. Unsecured, 4.40%, 4/01/21	500,000	504,327
Home Depot, Inc., Sr. Unsecured, 5.95%, 4/01/41	500,000	516,897
McDonald’s Corp., Sr. Unsecured, MTN, 6.30%, 3/01/38	500,000	583,398

Description	Par Value	Value

Wal-Mart Stores, Inc., Sr. Unsecured, 5.63%, 4/15/41	$500,000	$515,572
TOTAL RETAIL		$3,200,731

TELECOMMUNICATIONS – 3.2%
American Tower Corp., Sr. Unsecured, 4.63%, 4/01/15	250,000	262,593
AT&T, Inc., Sr. Unsecured, 6.70%, 11/15/13	1,000,000	1,128,635
[6,7]Crown Castle Towers LLC, Sr. Secured, 4.17%, 8/15/17	2,000,000	2,017,500
Juniper Networks, Inc., Sr. Unsecured, 4.60%, 3/15/21	500,000	509,046
Qwest Communications International, Inc., Company Guaranteed, 7.13%, 4/01/18	1,000,000	1,087,187
[6,7]Telstra Corp. Ltd., Notes, 4.80%, 10/12/21	500,000	507,704
Verizon Communications, Inc., Sr. Unsecured, 3.00%, 4/01/16	1,000,000	1,010,893
Verizon Communications, Inc., Sr. Unsecured, 4.60%, 4/01/21	500,000	511,905
TOTAL TELECOMMUNICATIONS		$7,035,463

TRANSPORTATION – 0.8%
Canadian National Railway Co., Sr. Unsecured, 6.38%, 10/15/11	500,000	513,621
[12]Norfolk Southern Corp., Sr. Unsecured, 5.90%, 6/15/19	250,000	285,483
Union Pacific Corp., Sr. Unsecured, 5.75%, 11/15/17	900,000	1,031,590
TOTAL TRANSPORTATION		$1,830,694
TOTAL CORPORATE BONDS (COST $114,945,213)		$121,729,418

ENHANCED EQUIPMENT TRUST CERTIFICATES – 1.0%

AIRLINES – 1.0%
American Airlines 2011-1, Class A Pass-Through Trust, Series A, Secured, 5.25%, 7/31/21	500,000	490,938
Continental Airlines, Inc., Series A, Pass-Thru Certificates, 7.25%, 11/10/19	243,094	264,060
Delta Air Lines, Inc., Series A, Pass-Thru Certificates, 7.75%, 12/17/19	488,103	536,304
Delta Air Lines, Inc., Series 071A, Pass-Thru Certificates, 6.82%, 8/10/22	392,449	407,901
United Air Lines, Inc., Series 09-2, Pass-Thru Certificates, 9.75%, 1/15/17	461,426	523,718
TOTAL AIRLINES		$2,222,921
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $2,085,071)		$2,222,921

MORTGAGE-BACKED SECURITIES – 17.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 11.1%
Pool A13990, 4.50%, 10/01/33	228,762	237,683
Pool A83578, 5.00%, 12/01/38	412,876	436,075

(MTB Income Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	91

MTB Income Fund (continued)

Description	Par Value	Value

Pool A93505, 4.50%, 8/01/40	$9,062,771	$9,336,920
Pool B17616, 5.50%, 1/01/20	320,256	348,859
Pool C00478, 8.50%, 9/01/26	34,882	40,928
Pool C01272, 6.00%, 12/01/31	160,462	178,494
Pool E00560, 6.00%, 7/01/13	44,186	46,807
Pool G02296, 5.00%, 6/01/36	1,781,050	1,891,142
Pool G02976, 5.50%, 6/01/37	1,293,890	1,396,997
Pool G02988, 6.00%, 5/01/37	1,194,322	1,312,112
Pool G03703, 5.50%, 12/01/37	617,411	666,611
Pool G04338, 5.50%, 5/01/38	6,118,783	6,594,901
Pool G04776, 5.50%, 7/01/38	914,252	985,393
Pool G12709, 5.00%, 7/01/22	460,494	493,707
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$23,966,629

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 6.5%
Pool 254007, 6.50%, 10/01/31	75,907	86,916
Pool 254759, 4.50%, 6/01/18	412,459	440,867
Pool 329794, 7.00%, 2/01/26	74,778	86,257
Pool 398162, 6.50%, 1/01/28	24,448	27,917
Pool 402255, 6.50%, 12/01/27	8,440	9,611
Pool 535939, 6.00%, 5/01/16	135,458	148,131
Pool 638023, 6.50%, 4/01/32	201,432	230,646
Pool 642345, 6.50%, 5/01/32	190,774	218,442
Pool 651292, 6.50%, 7/01/32	275,251	315,171
Pool 686398, 6.00%, 3/01/33	456,754	507,996
Pool 688987, 6.00%, 5/01/33	551,812	613,719
Pool 695818, 5.00%, 4/01/18	641,885	692,474
Pool 889982, 5.50%, 11/01/38	1,708,040	1,843,830
Pool 889995, 5.50%, 9/01/38	2,402,377	2,593,366
Pool 975207, 5.00%, 3/01/23	488,630	523,322
Pool AB1796, 3.50%, 11/01/40	2,965,181	2,833,601
Pool AE2520, 3.00%, 1/01/26	2,933,357	2,901,274
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$14,073,540

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.3%
Pool 2077, 7.00%, 9/20/25	28,092	32,595
Pool 354677, 7.50%, 10/15/23	72,690	84,298
Pool 354713, 7.50%, 12/15/23	38,286	44,399
Pool 354765, 7.00%, 2/15/24	83,874	96,883
Pool 354827, 7.00%, 5/15/24	87,727	101,333
Pool 360869, 7.50%, 5/15/24	33,433	38,892
Pool 361843, 7.50%, 10/15/24	61,858	71,957
Pool 373335, 7.50%, 5/15/22	26,558	30,692
Pool 385623, 7.00%, 5/15/24	76,562	88,712

Description	Par Value	Value

Pool 503405, 6.50%, 4/15/29	$115,729	$132,752
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$722,513
TOTAL MORTGAGE-BACKED SECURITIES (COST $37,462,230)		$38,762,682

U.S. TREASURY – 13.4%

INFLATION INDEXED BONDS – 4.9%
1.13%, 1/15/21	10,000,000	10,504,185
2.00%, 1/15/14	100,000	131,788
TOTAL INFLATION INDEXED BONDS		$10,635,973

U.S. TREASURY BOND – 0.2%
4.25%, 11/15/40	500,000	487,188

U.S. TREASURY NOTE – 8.3%
0.63%, 2/28/13	1,000,000	1,001,484
1.25%, 2/15/14	2,085,000	2,103,570
1.25%, 9/30/15	1,000,000	980,313
1.75%, 7/31/15	500,000	502,500
2.00%, 1/31/16	2,965,000	2,983,531
2.25%, 1/31/15	1,000,000	1,031,562
2.25%, 3/31/16	1,400,000	1,421,000
2.50%, 4/30/15	1,000,000	1,038,906
2.63%, 6/30/14	1,000,000	1,047,500
2.63%, 7/31/14	1,000,000	1,047,344
2.63%, 12/31/14	1,000,000	1,045,937
3.63%, 2/15/21	3,000,000	3,084,375
3.75%, 11/15/18	500,000	532,891
TOTAL U.S. TREASURY NOTE		$17,820,913
TOTAL U.S. TREASURY (COST $28,427,623)		$28,944,074

REPURCHASE AGREEMENT – 1.7%
Credit Suisse First Boston LLC, 0.03%, dated 04/30/11, due 05/02/11, repurchase price $3,663,975, collateralized by U.S. Treasury Securities 1.50% to 1.75%, maturing 12/31/13 to 01/31/14; total market value of $3,740,335.	3,663,966	3,663,966
TOTAL REPURCHASE AGREEMENT (COST $3,663,966)		$3,663,966
TOTAL INVESTMENTS IN SECURITIES – 97.9% (COST $202,393,372)		$211,518,094

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8%

REPURCHASE AGREEMENTS – 0.8%
BNP Paribas Securities Corp., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $646,951, collateralized by U.S. Government Securities 1.42% to 7.13%, maturing 09/01/13 to 09/01/49; total market value of $660,531.	646,948	646,948

(MTB Income Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

92	PORTFOLIOS OF INVESTMENTS

MTB Income Fund (concluded)

Description	Par Value	Value

Mizuho Securities, Inc., 0.07%, dated 04/29/11, due 05/02/11, repurchase price $1,000,006, collateralized by U.S. Government Securities 0.60% to 8.50%, maturing 01/01/21 to 06/25/43; total market value of $1,020,000.	$1,000,000	$1,000,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,646,948)		$1,646,948
TOTAL INVESTMENTS – 98.7% (COST $204,040,320)		$213,165,042
COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(1,646,948)
OTHER ASSETS LESS LIABILITIES – 2.1%		4,469,636
TOTAL NET ASSETS – 100.0%		$215,987,730

Cost of investments for Federal income tax purposes is $205,703,681. The net unrealized appreciation/depreciation of investments was $9,108,309. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $9,750,554 and net unrealized depreciation from investments for those securities having an excess of cost over value of $642,245.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Asset Backed Securities	$—	$3,687,155	$—	$3,687,155
Collateralized Mortgage Obligations	—	12,507,878	—	12,507,878
Corporate Bonds	—	121,729,418	—	121,729,418
Enhanced Equipment Trust Certificates	—	2,222,921	—	2,222,921
Mortgage-Backed Securities	—	38,762,682	—	38,762,682
U.S. Treasury	—	28,944,074	—	28,944,074
Repurchase Agreements	—	5,310,914	—	5,310,914

Total	$—	$213,165,042	$—	$213,165,042

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

93

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Strategic Allocation Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Percentage of Total Net Assets
Mutual Funds	75.6%
U.S. Treasury	7.2%
Corporate Bonds	6.8%
Mortgage-Backed Securities	5.3%
Collateralized Mortgage Obligations	0.7%
Enhanced Equipment Trust Certificates	0.2%
Cash Equivalents[1]	5.9%
Other Assets and Liabilities - Net[2]	(1.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Number of Shares	Value

MUTUAL FUNDS – 75.6%

DEBT FUNDS – 9.8%
Artio Global High Income Fund	74,398	$787,133
Dreyfus International Bond Fund	137,274	2,373,472
MFS Emerging Markets Debt Fund	101,089	1,477,919
RidgeWorth Seix Floating Rate High Income Fund	343,354	3,100,488
TOTAL DEBT FUNDS		$7,739,012

EQUITY FUNDS – 65.8%
Alpine International Real Estate Equity Fund	52,220	1,414,643
Guinness Atkinson Funds – China & Hong Kong Fund	18,760	742,139
Guinness Atkinson Funds – Global Energy Fund	45,638	1,592,779
Harbor International Fund	23,408	1,578,199
iShares Russell 1000 Value Index Fund	33,719	2,375,504
Lazard Emerging Markets Equity Portfolio	105,612	2,367,813
LSV Value Equity Fund	259,718	3,937,325
Mainstay Epoch Global Equity Yield Fund	57,504	947,094
9MTB International Equity Fund	1,270,152	12,638,017
9MTB Large Cap Growth Fund	906,162	8,662,906
9MTB Large Cap Value Fund	537,508	6,186,721
9MTB Mid Cap Growth Fund	190,133	3,150,506

Description	Number of Shares	Value

9MTB Small Cap Growth Fund	130,721	$2,452,325
RS Global Natural Resources Fund	37,270	1,569,059
SPDR S&P Dividend ETF	42,624	2,363,501
TOTAL EQUITY FUNDS		$51,978,531
TOTAL MUTUAL FUNDS (COST $48,322,357)		$59,717,543

	Par Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.1%
Series 2003-2686, Class GB, 5.00%, 5/15/20	$71,449	72,410

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%
[14]Series 1988-23, Class C, 9.75%, 9/25/18	3,340	3,791
Series 2007-35, Class DH, 5.00%, 9/25/33	231,034	243,989
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		247,780

WHOLE LOAN – 0.3%
[1]Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.86%, 5/25/11	94,812	88,942
[1]Indymac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 5.06%, 5/25/11	69,728	62,511

(MTB Strategic Allocation Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

94	PORTFOLIOS OF INVESTMENTS

MTB Strategic Allocation Fund (continued)

Description	Par Value	Value

Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A8, 4.75%, 11/25/18	$28,681	$28,805
TOTAL WHOLE LOAN		$180,258
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $497,880)		$500,448

CORPORATE BONDS – 6.8%

AGRICULTURE – 0.3%
Archer-Daniels-Midland Co., Sr. Unsecured, 5.94%, 10/01/32	200,000	217,485

AUTO MANUFACTURERS – 0.3%
[14]Daimler Finance North America LLC, Company Guaranteed, MTN, 5.75%, 9/08/11	200,000	203,604

BANKS – 1.9%
[1]BankBoston Capital Trust III, Limited Guarantee, 1.06%, 6/15/11	170,000	136,781
BB&T Corp., Subordinated, 4.75%, 10/01/12	150,000	157,664
BNP Paribas, Bank Guaranteed, MTN, 3.60%, 2/23/16	100,000	101,795
Capital One Financial Corp., Sr. Unsecured, 7.38%, 5/23/14	100,000	116,320
[12]Fifth Third Bancorp, Sr. Unsecured, 6.25%, 5/01/13	100,000	108,757
Goldman Sachs Group, Inc., Sr. Unsecured, MTN, 6.00%, 5/01/14	70,000	77,514
5.25%, 4/01/13	100,000	107,429
JPMorgan Chase & Co., Sr. Unsecured, MTN, 2.05%, 1/24/14	100,000	100,661
3.40%, 6/24/15	100,000	102,705
KeyCorp, Sr. Unsecured, MTN, 6.50%, 5/14/13	100,000	109,322
Morgan Stanley, Sr. Unsecured, MTN, 5.63%, 9/23/19	80,000	83,258
PNC Funding Corp., Bank Guaranteed, 4.25%, 9/21/15	75,000	79,715
[1]SunTrust Capital III, Limited Guarantee, 0.96%, 6/15/11	152,000	116,335
U.S. Bank NA, Sr. Unsecured, MTN, 5.92%, 5/25/12	75,704	79,471
TOTAL BANKS		$1,477,727

CHEMICALS – 0.2%
Dow Chemical Co., Sr. Unsecured, 7.60%, 5/15/14	140,000	163,207

COMPUTERS – 0.4%
Dell, Inc., Sr. Unsecured, 2.30%, 9/10/15	200,000	199,128
Hewlett-Packard Co., Sr. Unsecured, 4.75%, 6/02/14	80,000	87,739
TOTAL COMPUTERS		$286,867

DIVERSIFIED FINANCIAL SERVICES – 0.7%
American Express Credit Corp., Sr. Unsecured, 5.13%, 8/25/14	100,000	109,204
Citigroup, Inc., Sr. Unsecured, 6.00%, 8/15/17	200,000	220,908

Description	Par Value	Value

[6,7]FMR LLC, Sr. Unsecured, 6.45%, 11/15/39	$100,000	$100,409
Jefferies Group, Inc., Sr. Unsecured, 5.13%, 4/13/18	150,000	150,880
TOTAL DIVERSIFIED FINANCIAL SERVICES		$581,401

ELECTRIC – 0.1%
Virginia Electric and Power Co., Sr. Unsecured, 5.10%, 11/30/12	100,000	106,592

ELECTRONICS – 0.2%
Thermo Fisher Scientific, Inc., Sr. Unsecured, 3.25%, 11/20/14	150,000	157,831

FOOD – 0.6%
Kraft Foods, Inc., Sr. Unsecured, 5.63%, 11/01/11	13,000	13,343
6.25%, 6/01/12	150,000	159,031
Kroger Co., Company Guaranteed, 3.90%, 10/01/15	100,000	105,220
[6,7,14]WM Wrigley Jr. Co., Secured, 2.45%, 6/28/12	200,000	200,965
TOTAL FOOD		$478,559

INSURANCE – 0.2%
Hartford Financial Services Group, Inc., Sr. Unsecured, 5.25%, 10/15/11	150,000	153,013

METALS & MINING – 0.1%
Rio Tinto Finance USA Ltd., Company Guaranteed, 9.00%, 5/01/19	60,000	80,095

OFFICE/BUSINESS EQUIPMENT – 0.1%
Xerox Corp., Sr. Notes, 5.63%, 12/15/19	100,000	108,727

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.2%
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 5.70%, 3/15/17	100,000	112,041
Boston Properties LP, Sr. Unsecured, 5.88%, 10/15/19	100,000	110,340
Commonwealth REIT, Sr. Unsecured, 6.65%, 1/15/18	100,000	111,193
Digital Realty Trust LP, Company Guaranteed, 5.88%, 2/01/20	100,000	106,235
HCP, Inc., Sr. Unsecured, 5.95%, 9/15/11	100,000	101,933
5.38%, 2/01/21	100,000	104,340
[14]Health Care REIT, Inc., Sr. Unsecured, 4.70%, 9/15/17	100,000	102,523
Healthcare Realty Trust, Inc., Sr. Unsecured, 6.50%, 1/17/17	100,000	112,427
Simon Property Group LP, Sr. Unsecured, 5.65%, 2/01/20	100,000	109,158
TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)		$970,190

RETAIL – 0.3%
CVS Caremark Corp., Sr. Unsecured, 5.75%, 6/01/17	100,000	112,076

(MTB Strategic Allocation Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	95

MTB Strategic Allocation Fund (continued)

Description	Par Value	Value

Yum! Brands, Inc., Sr. Unsecured, 5.30%, 9/15/19	$100,000	$107,501
TOTAL RETAIL		$219,577

TELECOMMUNICATIONS – 0.2%
AT&T, Inc., Sr. Unsecured, 6.70%, 11/15/13	$150,000	$169,295
TOTAL CORPORATE BONDS (COST $5,297,743)		$5,374,170

ENHANCED EQUIPMENT TRUST CERTIFICATES – 0.2%

AIRLINES – 0.2%
Continental Airlines, Inc., Series A,Pass-Thru Certificates, 7.25%, 11/10/19	77,790	84,500
Delta Air Lines, Inc., Series 071A,Pass-Thru Certificates, 6.82%, 8/10/22	62,792	65,264
TOTAL AIRLINES		$149,764
TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATES (COST $140,621)		$149,764

MORTGAGE-BACKED SECURITIES – 5.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION – 2.6%
Pool A15865, 5.50%, 11/01/33	176,619	191,742
Pool A19412, 5.00%, 3/01/34	298,253	317,155
Pool A46082, 5.00%, 7/01/35	222,644	236,407
Pool A86166, 4.50%, 5/01/39	387,363	399,202
Pool C00478, 8.50%, 9/01/26	3,876	4,547
Pool G05774, 5.00%, 1/01/40	836,871	883,893
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION		$2,032,946

FEDERAL NATIONAL MORTGAGE ASSOCIATION – 2.5%
Pool 533246, 7.50%, 4/01/30	34,672	40,413
[14]Pool 797152, 5.00%, 11/01/19	212,254	228,651
Pool 868574, 5.50%, 4/01/36	222,831	241,521
Pool 889982, 5.50%, 11/01/38	944,546	1,019,638
Pool 932752, 5.00%, 4/01/40	146,799	155,258
Pool MA0563, 4.00%, 11/01/30	316,120	321,493
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION		$2,006,974

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION – 0.2%
Pool 354677, 7.50%, 10/15/23	45,702	53,000
Pool 354765, 7.00%, 2/15/24	47,864	55,288
Pool 354827, 7.00%, 5/15/24	52,636	60,800
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		$169,088
TOTAL MORTGAGE-BACKED SECURITIES (COST $4,066,605)		$4,209,008

Description	Par Value/Shares	Value

U.S. TREASURY – 7.2%

U.S. TREASURY BONDS – 1.3%
4.75%, 2/15/37	$96,000	$102,210
4.38%, 5/15/40	900,000	896,484
TOTAL U.S. TREASURY BONDS		$998,694

U.S. TREASURY INFLATION INDEXED NOTE – 1.1%
1.13%, 1/15/21	830,000	871,847

U.S. TREASURY NOTES – 4.8%
4.88%, 6/30/12	170,000	179,098
3.13%, 4/30/13	200,000	210,125
4.00%, 2/15/14	40,000	43,444
2.13%, 5/31/15	1,600,000	1,636,750
4.50%, 2/15/16	200,000	224,531
4.50%, 5/15/17	200,000	224,312
1.88%, 8/31/17	500,000	482,188
3.50%, 5/15/20	800,000	821,750
TOTAL U.S. TREASURY NOTES		$3,822,198
TOTAL U.S. TREASURY (COST $5,603,234)		5,692,739

MONEY MARKET FUNDS – 4.3%
[8,9]MTB Money Market Fund, Series Institutional I Shares, 0.03%	481,577	$481,577
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	$2,905,147	$2,905,147
TOTAL MONEY MARKET FUNDS (COST $3,386,724)		$3,386,724
TOTAL INVESTMENTS IN SECURITIES – 100.1% (COST $67,315,164)		$79,030,396

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.6%

REPURCHASE AGREEMENTS – 1.6%
BNP Paribas Securities Corp., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,000,004, collateralized by U.S. Government Securities 1.42% to 7.13%, maturing 09/01/13 to 09/01/49; total market value of $1,020,996.	1,000,000	1,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $274,923, collateralized by U.S. Government Securities 3.50% to 7.00%, maturing 02/01/20 to 03/01/41; total market value of $280,420.	274,922	274,922
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,274,922)		$1,274,922
TOTAL INVESTMENTS – 101.7% (COST $68,590,086)		$80,305,318
COLLATERAL FOR SECURITIES ON LOAN – (1.6%)		(1,274,922)
OTHER LIABILITIES LESS ASSETS – (0.1%)		(50,409)
TOTAL NET ASSETS – 100.0%		$78,979,987

(MTB Strategic Allocation Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

96	PORTFOLIOS OF INVESTMENTS

MTB Strategic Allocation Fund (continued)

See Notes to Portfolios of Investments

Cost of investments for Federal income tax purposes is $71,410,193. The net unrealized appreciation/depreciation of investments was $8,895,125. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $11,145,793 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,250,668.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Mutual Funds	$59,717,543	$—	$—	$59,717,543
Collateralized Mortgage Obligations	—	500,448	—	500,448
Corporate Bonds	—	5,374,170	—	5,374,170
Enhanced Equipment Trust Certificates	—	149,764	—	149,764
Mortgage-Backed Securities	—	4,209,008	—	4,209,008
U.S. Treasury	—	5,692,739	—	5,692,739
Money Market Funds	3,386,724	—	—	3,386,724
Repurchase Agreements	—	1,274,922	—	1,274,922

Total	$63,104,267	$17,201,051	$—	$80,305,318

April 30, 2011  /  ANNUAL REPORT

97

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Value Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Insurance	17.5%
Oil & Gas	15.3%
Pharmaceuticals	10.1%
Metals & Mining	7.2%
Media	7.1%
Software	6.4%
Telecommunications	5.1%
Banks	5.0%
Biotechnology	3.6%
Diversified Financial Services	3.4%
Aerospace & Defense	2.9%
Miscellaneous Manufacturing	2.0%
Auto Manufacturers	1.9%
Retail	1.9%
Transportation	1.8%
Office/Business Equipment	1.5%
Tobacco	1.3%
Electric	1.2%
Oil & Gas Services	1.1%
Food	1.0%
Cash Equivalents[1]	2.2%
Other Assets and Liabilities – Net[2]	0.5%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual fund and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Number of Shares	Value

COMMON STOCKS – 97.3%

AEROSPACE & DEFENSE – 2.9%
Lockheed Martin Corp.	37,005	$2,932,646
Raytheon Co.	48,500	2,354,675
TOTAL AEROSPACE & DEFENSE		$5,287,321

AUTO MANUFACTURERS – 1.9%
*General Motors Co.	106,700	3,424,003

BANKS – 5.0%
*Citigroup, Inc.	1,109,300	5,091,687

Description	Number of Shares	Value

Wells Fargo & Co.	141,600	$4,121,976
TOTAL BANKS		$9,213,663

BIOTECHNOLOGY – 3.6%
*Amgen, Inc.	115,100	6,543,435

DIVERSIFIED FINANCIAL SERVICES – 3.4%
Goldman Sachs Group, Inc.	16,800	2,536,968
JPMorgan Chase & Co.	79,900	3,645,837
TOTAL DIVERSIFIED FINANCIAL SERVICES		$6,182,805

(MTB Large Cap Value Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

98	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Value Fund (continued)

Description	Number of Shares	Value

ELECTRIC – 1.2%
*NRG Energy, Inc.	90,300	$2,185,260

FOOD – 1.0%
Kroger Co.	74,900	1,820,819

INSURANCE – 17.5%
AON Corp.	100,000	5,217,000
*Genworth Financial, Inc.	347,400	4,234,806
Hartford Financial Services Group, Inc.	162,300	4,701,831
Lincoln National Corp.	81,800	2,554,614
Loews Corp.	103,146	4,565,242
MetLife, Inc.	132,700	6,209,033
Unum Group	173,800	4,602,224
TOTAL INSURANCE		$32,084,750

MEDIA – 7.1%
Time Warner, Inc.	107,600	4,073,736
Viacom, Inc.	174,000	8,901,840
TOTAL MEDIA		$12,975,576

METALS & MINING – 7.2%
AngloGold Ashanti Ltd. ADR	155,799	7,942,633
Barrick Gold Corp.	100,900	5,146,909
TOTAL METALS & MINING		$13,089,542

MISCELLANEOUS MANUFACTURING – 2.0%
Ingersoll-Rand PLC	70,850	3,577,925

OFFICE/BUSINESS EQUIPMENT – 1.5%
[12]Pitney Bowes, Inc.	110,410	2,711,670

OIL & GAS – 15.3%
Apache Corp.	64,150	8,555,686
Canadian Natural Resources Ltd.	102,600	4,818,096
Hess Corp.	42,800	3,679,088
Noble Energy, Inc.	37,100	3,571,617
Occidental Petroleum Corp.	44,600	5,097,334
Talisman Energy, Inc.	97,100	2,340,110
TOTAL OIL & GAS		$28,061,931

OIL & GAS SERVICES – 1.1%
Halliburton Co.	40,600	2,049,488

PHARMACEUTICALS – 10.1%
Merck & Co., Inc.	76,900	2,764,555
Pfizer, Inc.	415,600	8,710,976
Sanofi-Aventis SA ADR	175,800	6,947,616
TOTAL PHARMACEUTICALS		$18,423,147

Description	Number of Shares	Value

RETAIL – 1.9%
CVS Caremark Corp.	93,800	$3,399,312

SOFTWARE – 6.4%
CA, Inc.	368,000	9,049,120
Microsoft Corp.	104,000	2,706,080
TOTAL SOFTWARE		$11,755,200

TELECOMMUNICATIONS – 5.1%
*Motorola Mobility Holdings, Inc.	164,175	4,278,400
*Motorola Solutions, Inc.	109,285	5,013,996
TOTAL TELECOMMUNICATIONS		$9,292,396

TOBACCO – 1.3%
Philip Morris International, Inc.	34,200	2,374,848

TRANSPORTATION – 1.8%
Union Pacific Corp.	32,600	3,373,122
TOTAL COMMON STOCKS (COST $141,798,542)		$177,826,213

MONEY MARKET FUND – 1.4%
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	2,646,516	$2,646,516
TOTAL MONEY MARKET FUND (COST $2,646,516)		$2,646,516
TOTAL INVESTMENTS IN SECURITIES – 98.7% (COST $144,445,058)		$180,472,729

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.8%

REPURCHASE AGREEMENTS – 0.8%
BNP Paribas Securities Corp., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,000,004, collateralized by U.S. Government Securities 1.42% to 7.13%, maturing 09/01/13 to 09/01/49; total market value of $1,020,996.	$1,000,000	1,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $411,333, collateralized by U.S. Government Securities 3.50% to 7.00%, maturing 02/01/20 to 03/01/41; total market value of $419,558.	411,331	411,331
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $1,411,331)		$1,411,331
TOTAL INVESTMENTS – 99.5% (COST $145,856,389)		$181,884,060
COLLATERAL FOR SECURITIES ON LOAN – (0.8%)		(1,411,331)
OTHER ASSETS LESS LIABILITIES – 1.3%		2,281,838
TOTAL NET ASSETS – 100.0%		$182,754,567

(MTB Large Cap Value Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	99

MTB Large Cap Value Fund (concluded)

Cost of investments for Federal income tax purposes is $148,234,380. The net unrealized appreciation/depreciation of investments was $33,649,680. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $44,910,005 and net unrealized depreciation from investments for those securities having an excess of cost over value of $11,260,325.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$177,826,213	$—	$—	$177,826,213
Money Market Fund	2,646,516	—	—	2,646,516
Repurchase Agreements	—	1,411,331	—	1,411,331

Total	$180,472,729	$1,411,331	$—	$181,884,060

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

100

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Growth Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Computers	12.0%
Telecommunications	6.6%
Machinery	6.2%
Oil & Gas	6.0%
Oil & Gas Services	6.0%
Retail	5.6%
Software	5.1%
Miscellaneous Manufacturing	4.3%
Internet	4.2%
Semiconductors	3.7%
Chemicals	3.4%
Diversified Financial Services	3.4%
Pharmaceuticals	3.2%
Biotechnology	3.1%
Aerospace & Defense	2.3%
Beverages	2.2%
Auto Manufacturers	1.9%
Real Estate Investment Trusts (REIT)	1.8%
Healthcare Providers & Services	1.7%
Transportation	1.6%
Commercial Services	1.5%
Lodging	1.4%
Media	1.4%
Tobacco	1.4%
Metal Fabricate/Hardware	1.3%
Insurance	1.2%
Auto Parts & Equipment	1.1%
Hotels, Restaurants & Leisure	1.0%
Home Builders	0.9%
Metals & Mining	0.9%
Banks	0.8%
Iron/Steel	0.7%
Cosmetics/Personal Care	0.5%
Health Care Equipment & Supplies	0.5%
Cash Equivalents[1]	5.6%
Other Assets and Liabilities – Net[2]	(4.5)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Large Cap Growth Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	101

MTB Large Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Number of Shares	Value

COMMON STOCKS – 98.9%

AEROSPACE & DEFENSE – 2.3%
Boeing Co.	31,000	$2,473,180
United Technologies Corp.	9,000	806,220
TOTAL AEROSPACE & DEFENSE		$3,279,400

AUTO MANUFACTURERS – 1.9%
*Ford Motor Co.	180,000	2,784,600

AUTO PARTS & EQUIPMENT – 1.1%
Johnson Controls, Inc.	40,000	1,640,000

BANKS – 0.8%
Bank of America Corp.	98,500	1,209,580

BEVERAGES – 2.2%
Coca-Cola Co.	32,000	2,158,720
PepsiCo, Inc.	14,500	998,905
TOTAL BEVERAGES		$3,157,625

BIOTECHNOLOGY – 3.1%
*Celgene Corp.	42,500	2,502,400
*,12Human Genome Sciences, Inc.	43,000	1,267,210
*Illumina, Inc.	10,000	709,800
TOTAL BIOTECHNOLOGY		$4,479,410

CHEMICALS – 3.4%
Air Products & Chemicals, Inc.	19,700	1,881,744
Dow Chemical Co.	46,700	1,914,233
Potash Corp. of Saskatchewan, Inc.	21,000	1,183,980
TOTAL CHEMICALS		$4,979,957

COMMERCIAL SERVICES – 1.5%
*,12Coinstar, Inc.	11,500	620,770
*Hertz Global Holdings, Inc.	50,000	860,500
Mastercard, Inc.	2,400	662,136
TOTAL COMMERCIAL SERVICES		$2,143,406

COMPUTERS – 12.0%
*Apple, Inc.	23,000	8,009,290
*EMC Corp.	93,000	2,635,620
Hewlett-Packard Co.	27,000	1,089,990
International Business Machines Corp.	30,500	5,202,690
*Research In Motion Ltd.	13,000	632,450
TOTAL COMPUTERS		$17,570,040

COSMETICS/PERSONAL CARE – 0.5%
Estee Lauder Cos., Inc.	7,500	727,500

DIVERSIFIED FINANCIAL SERVICES – 3.4%
Goldman Sachs Group, Inc.	5,000	755,050

Description	Number of Shares	Value

Janus Capital Group, Inc.	125,000	$1,521,250
JPMorgan Chase & Co.	31,000	1,414,530
T Rowe Price Group, Inc.	20,500	1,317,125
TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,007,955

HEALTH CARE EQUIPMENT & SUPPLIES – 0.5%
*Varian Medical Systems, Inc.	10,500	737,100

HEALTHCARE PROVIDERS & SERVICES – 1.7%
UnitedHealth Group, Inc.	50,000	2,461,500

HOME BUILDERS – 0.9%
DR Horton, Inc.	108,000	1,343,520

HOTELS, RESTAURANTS & LEISURE – 1.0%
*Las Vegas Sands Corp.	30,000	1,410,300

INSURANCE – 1.2%
MetLife, Inc.	37,500	1,754,625

INTERNET – 4.2%
*Akamai Technologies, Inc.	21,000	723,240
*Amazon.com, Inc.	7,000	1,375,500
*Baidu, Inc. ADR	6,700	995,084
*,12E-Commerce China Dangdang, Inc. ADR	15,000	345,150
*Google, Inc.	4,250	2,312,425
*,12Youku.Com, Inc. ADR	7,500	443,400
TOTAL INTERNET		$6,194,799

IRON/STEEL – 0.7%
Cliffs Natural Resources, Inc.	11,000	1,030,920

LODGING – 1.4%
Starwood Hotels & Resorts Worldwide, Inc.	34,000	2,025,380

MACHINERY – 6.2%
Caterpillar, Inc.	27,000	3,116,070
Cummins, Inc.	15,000	1,802,700
Deere & Co.	21,000	2,047,500
Manitowoc Co., Inc.	94,000	2,085,860
TOTAL MACHINERY		$9,052,130

MEDIA – 1.4%
CBS Corp., Non-Voting	81,000	2,042,820

METAL FABRICATE/HARDWARE – 1.3%
Precision Castparts Corp.	12,500	1,931,500

METALS & MINING – 0.9%
*Stillwater Mining Co.	60,000	1,368,600

MISCELLANEOUS MANUFACTURING – 4.3%
Danaher Corp.	44,000	2,430,560

(MTB Large Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

102	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Growth Fund (continued)

Description	Number of Shares	Value

General Electric Co.	104,500	$2,137,025
Parker Hannifin Corp.	18,000	1,697,760
TOTAL MISCELLANEOUS MANUFACTURING		$6,265,345

OIL & GAS – 6.0%
ConocoPhillips	10,200	805,086
Exxon Mobil Corp.	79,500	6,996,000
*Southwestern Energy Co.	20,000	877,200
TOTAL OIL & GAS		$8,678,286

OIL & GAS SERVICES – 6.0%
Halliburton Co.	47,000	2,372,560
National Oilwell Varco, Inc.	17,500	1,342,075
Schlumberger Ltd.	41,000	3,679,750
*Weatherford International Ltd.	66,000	1,424,280
TOTAL OIL & GAS SERVICES		$8,818,665

PHARMACEUTICALS – 3.2%
Abbott Laboratories	20,000	1,040,800
*,12Auxilium Pharmaceuticals, Inc.	19,000	462,840
*Express Scripts, Inc.	36,500	2,071,010
*SXC Health Solutions Corp.	21,000	1,158,360
TOTAL PHARMACEUTICALS		$4,733,010

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.8%
*CB Richard Ellis Group, Inc.	100,000	2,671,000

RETAIL – 5.6%
Home Depot, Inc.	32,500	1,207,050
Ltd. Brands, Inc.	31,000	1,275,960
*,12Lululemon Athletica, Inc.	10,800	1,080,324
McDonald’s Corp.	19,000	1,487,890
[12]Phillips-Van Heusen Corp.	20,000	1,408,200
Target Corp.	13,500	662,850
Wal-Mart Stores, Inc.	20,000	1,099,600
TOTAL RETAIL		$8,221,874

SEMICONDUCTORS – 3.7%
*,12Advanced Micro Devices, Inc.	202,000	1,838,200
Applied Materials, Inc.	55,000	862,950
Intel Corp.	52,000	1,205,880
*Marvell Technology Group Ltd.	46,000	709,780
*NVIDIA Corp.	37,000	740,000
TOTAL SEMICONDUCTORS		$5,356,810

SOFTWARE – 5.1%
*Citrix Systems, Inc.	12,000	1,012,080
*Informatica Corp.	21,000	1,176,210
Microsoft Corp.	67,000	1,743,340
Oracle Corp.	97,000	3,496,850
TOTAL SOFTWARE		$7,428,480

Description	Number of Shares	Value

TELECOMMUNICATIONS – 6.6%
*Aruba Networks, Inc.	45,000	$1,616,850
*Ciena Corp.	42,500	1,200,200
Cisco Systems, Inc.	63,000	1,106,280
Corning, Inc.	49,000	1,026,060
*,12Finisar Corp.	46,500	1,306,185
*JDS Uniphase Corp.	37,000	771,080
QUALCOMM, Inc.	46,500	2,643,060
TOTAL TELECOMMUNICATIONS		$9,669,715

TOBACCO – 1.4%
Philip Morris International, Inc.	30,000	2,083,200

TRANSPORTATION – 1.6%
CSX Corp.	14,000	1,101,660
Ryder System, Inc.	21,500	1,150,250
TOTAL TRANSPORTATION		$2,251,910
TOTAL COMMON STOCKS (COST $101,223,440)		$144,510,962

MONEY MARKET FUND – 0.5%
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	697,870	$697,870
TOTAL MONEY MARKET FUND (COST $697,870)		$697,870
TOTAL INVESTMENTS IN SECURITIES – 99.4% (COST $101,921,310)		$145,208,832

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 5.1%

REPURCHASE AGREEMENTS – 5.1%
BNP Paribas Securities Corp., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,439,974, collateralized by U.S. Government Securities 1.42% to 7.13%, maturing 09/01/13 to 09/01/49; total market value of $1,470,201.	$1,439,968	1,439,968
HSBC Securities, Inc., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 3.50% to 7.00%, maturing 07/01/12 to 05/01/41; total market value of $1,530,003.	1,500,000	1,500,000
JP Morgan Securities LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 4.00% to 4.50%, maturing 02/01/26 to 03/01/41; total market value of $1,530,020.	1,500,000	1,500,000
Mizuho Securities, Inc., 0.07%, dated 04/29/11, due 05/02/11, repurchase price $1,500,009, collateralized by U.S. Government Securities 0.60% to 8.50%, maturing 01/01/21 to 06/25/43; total market value of $1,530,000.	1,500,000	1,500,000

(MTB Large Cap Growth Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	103

MTB Large Cap Growth Fund (concluded)

Description	Par Value	Value

RBC Capital Markets LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 1.99% to 5.13%, maturing 02/01/17 to 04/01/41; total market value of $1,530,000.	$1,500,000	$1,500,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $7,439,968)		$7,439,968
TOTAL INVESTMENTS – 104.5% (COST $109,361,278)		$152,648,800
COLLATERAL FOR SECURITIES ON LOAN – (5.1%)		(7,439,968)
OTHER ASSETS LESS LIABILITIES – 0.6%		828,624
TOTAL NET ASSETS – 100.0%		$146,037,456

Cost of investments for Federal income tax purposes is $110,175,371. The net unrealized appreciation/depreciation of investments was $42,473,429. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $44,145,661 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,672,232.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$144,510,962	$—	$—	$144,510,962
Money Market Fund	697,870	—	—	697,870
Repurchase Agreements	—	7,439,968	—	7,439,968

Total	$145,208,832	$7,439,968	$—	$152,648,800

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

104

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Mid Cap Growth Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Retail	11.8%
Software	7.7%
Machinery	7.1%
Semiconductors	5.8%
Telecommunications	5.3%
Pharmaceuticals	5.1%
Diversified Financial Services	4.9%
Commercial Services	4.2%
Oil & Gas	3.9%
Oil & Gas Services	3.4%
Coal	3.1%
Healthcare-Products	3.0%
Transportation	2.7%
Chemicals	2.5%
Distribution/Wholesale	2.3%
Internet	2.3%
Media	2.3%
Electronics	2.2%
Apparel	2.1%
Engineering & Construction	1.9%
Real Estate Investment Trusts (REIT)	1.9%
Metal Fabricate/Hardware	1.7%
Auto Parts & Equipment	1.6%
Biotechnology	1.6%
Packaging & Containers	1.5%
Household Products	1.4%
Banks	1.2%
Environmental Control	1.1%
Computers	1.0%
Metals & Mining	0.9%
Energy-Alternate Sources	0.7%
Iron/Steel	0.7%
Aerospace & Defense	0.4%
Cash Equivalents[1]	9.3%
Other Assets and Liabilities – Net[2]	(8.6)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Mid Cap Growth Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	105

MTB Mid Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Number of Shares	Value

COMMON STOCKS – 99.3%

AEROSPACE & DEFENSE – 0.4%
Goodrich Corp.	12,800	$1,131,136

APPAREL – 2.1%
Coach, Inc.	88,900	5,317,109

AUTO PARTS & EQUIPMENT – 1.6%
*BorgWarner, Inc.	51,600	3,985,584

BANKS – 1.2%
*Texas Capital Bancshares, Inc.	112,300	2,897,340

BIOTECHNOLOGY – 1.6%
*,12Human Genome Sciences, Inc.	53,325	1,571,488
*Life Technologies Corp.	44,116	2,435,203
TOTAL BIOTECHNOLOGY		$4,006,691

CHEMICALS – 2.5%
Mosaic Co.	34,900	2,612,614
*Solutia, Inc.	135,600	3,573,060
TOTAL CHEMICALS		$6,185,674

COAL – 3.1%
Peabody Energy Corp.	58,000	3,875,560
Walter Industries, Inc.	28,400	3,925,448
TOTAL COAL		$7,801,008

COMMERCIAL SERVICES – 4.2%
Global Payments, Inc.	57,525	3,062,631
*,12Green Dot Corp.	51,800	2,235,688
*,12ITT Educational Services, Inc.	30,300	2,173,419
*Quanta Services, Inc.	79,000	1,712,720
[12]Ritchie Bros Auctioneers, Inc.	40,870	1,278,005
TOTAL COMMERCIAL SERVICES		$10,462,463

COMPUTERS – 1.0%
*,12Stratasys, Inc.	45,400	2,444,790

DISTRIBUTION/WHOLESALE – 2.3%
[12]Fastenal Co.	40,200	2,697,018
*LKQ Corp.	118,500	2,988,570
TOTAL DISTRIBUTION/WHOLESALE		$5,685,588

DIVERSIFIED FINANCIAL SERVICES – 4.9%
*IntercontinentalExchange, Inc.	32,968	3,967,699
Raymond James Financial, Inc.	126,800	4,755,000
T Rowe Price Group, Inc.	54,800	3,520,900
TOTAL DIVERSIFIED FINANCIAL SERVICES		$12,243,599

ELECTRONICS – 2.2%
*Dolby Laboratories, Inc.	51,700	2,588,102

Description	Number of Shares	Value

FLIR Systems, Inc.	83,100	$2,926,782
TOTAL ELECTRONICS		$5,514,884

ENERGY-ALTERNATE SOURCES – 0.7%
*,12Amyris, Inc.	62,200	1,643,946

ENGINEERING & CONSTRUCTION – 1.9%
*Foster Wheeler AG	58,125	2,067,506
*McDermott International, Inc.	121,706	2,810,192
TOTAL ENGINEERING & CONSTRUCTION		$4,877,698

ENVIRONMENTAL CONTROL – 1.1%
Waste Connections, Inc.	93,545	2,878,380

HEALTHCARE-PRODUCTS – 3.0%
*Alere, Inc.	63,050	2,341,677
*Intuitive Surgical, Inc.	7,834	2,739,550
*,12 ResMed, Inc.	72,600	2,315,214
TOTAL HEALTHCARE-PRODUCTS		$7,396,441

HOUSEHOLD PRODUCTS – 1.4%
Church & Dwight Co., Inc.	43,300	3,571,384

INTERNET – 2.3%
*F5 Networks, Inc.	29,000	2,939,440
*Sourcefire, Inc.	105,665	2,812,802
TOTAL INTERNET		$5,752,242

IRON/STEEL – 0.7%
Cliffs Natural Resources, Inc.	19,850	1,860,342

MACHINERY – 7.1%
*Babcock & Wilcox Co.	44,153	1,386,846
Cummins, Inc.	43,750	5,257,875
Graco, Inc.	41,961	2,099,309
Joy Global, Inc.	48,000	4,845,600
Rockwell Automation, Inc.	46,850	4,082,040
TOTAL MACHINERY		$17,671,670

MEDIA – 2.3%
CBS Corp., Non-Voting	230,900	5,823,298

METAL FABRICATE/HARDWARE – 1.7%
Precision Castparts Corp.	27,010	4,173,585

METALS & MINING – 0.9%
*Stillwater Mining Co.	95,000	2,166,950

OIL & GAS – 3.9%
Cabot Oil & Gas Corp.	71,600	4,029,648
Noble Energy, Inc.	37,135	3,574,986
*,12Northern Oil and Gas, Inc.	94,900	2,254,824
TOTAL OIL & GAS		$9,859,458

(MTB Mid Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

106	PORTFOLIOS OF INVESTMENTS

MTB Mid Cap Growth Fund (continued)

Description	Number of Shares	Value

OIL & GAS SERVICES – 3.4%
*Cameron International Corp.	60,900	$3,210,648
*FMC Technologies, Inc.	59,900	2,784,152
Lufkin Industries, Inc.	28,200	2,603,706
TOTAL OIL & GAS SERVICES		$8,598,506

PACKAGING & CONTAINERS – 1.5%
*Crown Holdings, Inc.	99,900	3,736,260

PHARMACEUTICALS – 5.1%
*,12Auxilium Pharmaceuticals, Inc.	75,175	1,831,263
*Express Scripts, Inc.	39,352	2,232,833
Herbalife Ltd.	42,300	3,797,694
*MAP Pharmaceuticals, Inc.	86,500	1,333,830
Perrigo Co.	38,624	3,490,065
TOTAL PHARMACEUTICALS		$12,685,685

REAL ESTATE INVESTMENT TRUSTS (REIT) – 1.9%
*CB Richard Ellis Group, Inc.	175,800	4,695,618

RETAIL – 11.8%
*DineEquity, Inc.	67,500	3,372,975
*,12GameStop Corp.	126,044	3,236,810
Ltd. Brands, Inc.	52,000	2,140,320
*,12Lululemon Athletica, Inc.	42,400	4,241,272
*Panera Bread Co.	26,870	3,254,226
Phillips-Van Heusen Corp.	65,200	4,590,732
Ross Stores, Inc.	45,600	3,360,264
Tiffany & Co.	40,500	2,812,320
TJX Cos., Inc.	49,300	2,643,466
TOTAL RETAIL		$29,652,385

SEMICONDUCTORS – 5.8%
Altera Corp.	121,600	5,921,920
*Atmel Corp.	155,400	2,377,620
*Broadcom Corp.	45,100	1,586,618
*Lam Research Corp.	60,300	2,913,093
MKS Instruments, Inc.	64,300	1,824,834
TOTAL SEMICONDUCTORS		$14,624,085

SOFTWARE – 7.7%
*Allscripts Healthcare Solutions, Inc.	127,500	2,746,350
*ANSYS, Inc.	85,532	4,729,064
*Autodesk, Inc.	84,157	3,785,382
*Cerner Corp.	19,563	2,351,081
*Citrix Systems, Inc.	40,675	3,430,530
*Salesforce.Com, Inc.	15,400	2,134,440
TOTAL SOFTWARE		$19,176,847

Description	Number of Shares	Value

TELECOMMUNICATIONS – 5.3%
ADTRAN, Inc.	77,525	$3,199,457
*Aruba Networks, Inc.	82,800	2,975,004
*IPG Photonics Corp.	31,000	2,153,260
Plantronics, Inc.	55,300	2,049,971
*RF Micro Devices, Inc.	450,700	3,001,662
TOTAL TELECOMMUNICATIONS		$13,379,354

TRANSPORTATION – 2.7%
CH Robinson Worldwide, Inc.	43,042	3,451,107
Expeditors International of Washington, Inc.	61,578	3,341,838
TOTAL TRANSPORTATION		$6,792,945
TOTAL COMMON STOCKS (COST $151,518,042)		$248,692,945

MONEY MARKET FUND – 1.2%
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	2,937,841	2,937,841
TOTAL MONEY MARKET FUND (COST $2,937,841)		$2,937,841
TOTAL INVESTMENTS IN SECURITIES – 100.5% (COST $154,455,883)		$251,630,786

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 8.1%

REPURCHASE AGREEMENTS – 8.1%
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $4,500,011, collateralized by U.S. Treasury Securities 0.00% to 0.00%, maturing 05/15/11 to 02/15/41; total market value of $4,599,921.	$4,500,000	4,500,000
BNP Paribas Securities Corp., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $156,444, collateralized by U.S. Government Securities 1.42% to 7.13%, maturing 09/01/13 to 09/01/49; total market value of $159,728.	156,443	156,443
Credit Suisse First Boston LLC, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $4,500,011, collateralized by U.S. Treasury Securities 1.88% to 7.13%, maturing 07/15/12 to 08/15/29; total market value of $4,630,773.	4,500,000	4,500,000
JP Morgan Securities LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $4,000,017, collateralized by U.S. Government Securities 4.00% to 4.50%, maturing 02/01/26 to 03/01/41; total market value of $4,080,052.	4,000,000	4,000,000
Mizuho Securities, Inc., 0.07%, dated 04/29/11, due 05/02/11, repurchase price $3,000,018, collateralized by U.S. Government Securities 0.60% to 8.50%, maturing 01/01/21 to 06/25/43; total market value of $3,060,000.	3,000,000	3,000,000
RBC Capital Markets LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $4,000,017, collateralized by U.S. Government Securities 1.99% to 5.13%, maturing 02/01/17 to 04/01/41; total market value of $4,080,000.	4,000,000	4,000,000

(MTB Mid Cap Growth Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	107

MTB Mid Cap Growth Fund (concluded)

Description	Value
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $20,156,443)	$20,156,443
TOTAL INVESTMENTS – 108.6% (COST $174,612,326)	$271,787,229
COLLATERAL FOR SECURITIES ON LOAN – (8.1%)	(20,156,443)
OTHER LIABILITIES LESS ASSETS – (0.5%)	(1,256,038)
TOTAL NET ASSETS – 100.0%	$250,374,748

Cost of investments for Federal income tax purposes is $176,689,040. The net unrealized appreciation/depreciation of investments was $95,098,189. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $98,207,412 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,109,223.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$248,692,945	$ —	$—	$248,692,945
Money Market Fund	2,937,841	—	—	2,937,841
Repurchase Agreements	—	20,156,443	—	20,156,443

Total	$251,630,786	$20,156,443	$—	$271,787,229

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

108

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Small Cap Growth Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Retail	11.3%
Telecommunications	9.4%
Auto Parts & Equipment	6.9%
Commercial Services	5.0%
Semiconductors	5.0%
Internet	4.7%
Chemicals	4.6%
Software	4.3%
Healthcare-Products	3.6%
Oil & Gas Services	3.5%
Apparel	3.1%
Engineering & Construction	2.5%
Metals & Mining	2.3%
Electronics	2.1%
Healthcare Providers & Services	2.0%
Transportation	2.0%
Pharmaceuticals	1.9%
Diversified Financial Services	1.8%
Leisure Time	1.8%
Biotechnology	1.7%
Computers	1.7%
Auto Manufacturers	1.6%
Entertainment	1.5%
Aerospace & Defense	1.4%
Banks	1.4%
Machinery-Diversified	1.4%
Trucking and Leasing	1.4%
Home Furnishings	1.3%
Miscellaneous Manufacturing	1.3%
Coal	1.2%
Hand/Machine Tools	1.2%
Metal Fabricate/Hardware	1.1%
Airlines	1.0%
Oil & Gas	1.0%
Machinery	0.9%
Agriculture	0.7%
Energy-Alternate Sources	0.5%
Cash Equivalents[1]	4.6%
Other Assets and Liabilities – Net[2]	(4.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(MTB Small Cap Growth Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	109

MTB Small Cap Growth Fund (continued)

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Number of Shares	Value

COMMON STOCKS – 100.1%

AEROSPACE & DEFENSE – 1.4%
Triumph Group, Inc.	32,300	$2,781,676

AGRICULTURE – 0.7%
Andersons, Inc.	30,000	1,489,500

AIRLINES – 1.0%
*,12US Airways Group, Inc.	217,000	1,972,530

APPAREL – 3.1%
*CROCS, Inc.	100,500	2,021,055
*Deckers Outdoor Corp.	28,800	2,443,968
*Iconix Brand Group, Inc.	63,000	1,542,870
TOTAL APPAREL		$6,007,893

AUTO MANUFACTURERS – 1.6%
*Wabash National Corp.	290,700	3,206,421

AUTO PARTS & EQUIPMENT – 6.9%
*Commercial Vehicle Group, Inc.	126,500	2,183,390
*Dana Holding Corp.	75,000	1,362,750
*Meritor, Inc.	115,000	1,979,150
*Modine Manufacturing Co.	111,500	1,985,815
*Tenneco, Inc.	36,500	1,686,665
Titan International, Inc.	80,000	2,471,200
*WABCO Holdings, Inc.	25,500	1,883,175
TOTAL AUTO PARTS & EQUIPMENT		$13,552,145

BANKS – 1.4%
Huntington Bancshares, Inc.	179,600	1,219,484
*Signature Bank	27,200	1,583,312
TOTAL BANKS		$2,802,796

BIOTECHNOLOGY – 1.7%
*Dendreon Corp.	40,000	1,737,200
*Human Genome Sciences, Inc.	55,000	1,620,850
TOTAL BIOTECHNOLOGY		$3,358,050

CHEMICALS – 4.6%
CF Industries Holdings, Inc.	11,300	1,599,515
*Intrepid Potash, Inc.	23,000	787,980
Kronos Worldwide, Inc.	42,500	2,616,300
*Rockwood Holdings, Inc.	32,000	1,815,680
*Solutia, Inc.	86,000	2,266,100
TOTAL CHEMICALS		$9,085,575

COAL – 1.2%
*,12International Coal Group, Inc.	207,500	2,288,725

COMMERCIAL SERVICES – 5.0%
*Cardtronics, Inc.	52,000	1,105,000

Description	Number of Shares	Value

*Hertz Global Holdings, Inc.	94,000	$1,617,740
*HMS Holdings Corp.	16,000	1,259,360
*RSC Holdings, Inc.	138,500	1,824,045
Sotheby’s	52,500	2,652,300
*,12SuccessFactors, Inc.	40,000	1,386,800
TOTAL COMMERCIAL SERVICES		$9,845,245

COMPUTERS – 1.7%
*Fortinet, Inc.	20,000	974,000
*NCR Corp.	49,500	980,595
*Riverbed Technology, Inc.	40,500	1,423,170
TOTAL COMPUTERS		$3,377,765

DIVERSIFIED FINANCIAL SERVICES – 1.8%
BGC Partners, Inc.	171,000	1,650,150
*Lpl Investment Holdings, Inc.	50,000	1,834,000
TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,484,150

ELECTRONICS – 2.1%
*Coherent, Inc.	17,500	1,093,925
*Newport Corp.	84,000	1,573,320
Woodward, Inc.	39,500	1,463,475
TOTAL ELECTRONICS		$4,130,720

ENERGY-ALTERNATE SOURCES – 0.5%
*,12Amyris, Inc.	35,000	925,050

ENGINEERING & CONSTRUCTION – 2.5%
*Englobal Corp.	398,700	1,626,696
KBR, Inc.	51,500	1,976,055
*MYR Group, Inc.	56,900	1,418,517
TOTAL ENGINEERING & CONSTRUCTION		$5,021,268

ENTERTAINMENT – 1.5%
Cinemark Holdings, Inc.	66,500	1,351,945
*Penn National Gaming, Inc.	38,000	1,520,380
TOTAL ENTERTAINMENT		$2,872,325

HAND/MACHINE TOOLS – 1.2%
Kennametal, Inc.	55,000	2,322,100

HEALTHCARE PROVIDERS & SERVICES – 2.0%
*AMERIGROUP Corp.	29,000	1,980,700
*Healthspring, Inc.	24,000	995,760
*Molina Healthcare, Inc.	23,000	989,000
TOTAL HEALTHCARE PROVIDERS & SERVICES		$3,965,460

HEALTHCARE – PRODUCTS – 3.6%
*Insulet Corp.	77,000	1,654,730

(MTB Small Cap Growth Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

110	PORTFOLIOS OF INVESTMENTS

MTB Small Cap Growth Fund (continued)

Description	Number of Shares	Value

*Nxstage Medical, Inc.	78,000	$1,921,920
*,12Sirona Dental Systems, Inc.	44,400	2,533,908
*Volcano Corp.	37,000	986,420
TOTAL HEALTHCARE-PRODUCTS		$7,096,978

HOME FURNISHINGS – 1.3%
*Select Comfort Corp.	156,500	2,483,655

INTERNET – 4.7%
*Broadsoft, Inc.	20,200	918,090
NIC, Inc.	122,000	1,568,310
*,12OpenTable, Inc.	5,000	556,450
*Reachlocal, Inc.	45,000	1,045,800
*,12Sourcefire, Inc.	50,800	1,352,296
*TIBCO Software, Inc.	129,500	3,883,705
TOTAL INTERNET		$9,324,651

LEISURE TIME – 1.8%
*Life Time Fitness, Inc.	25,300	989,736
Polaris Industries, Inc.	24,500	2,583,035
TOTAL LEISURE TIME		$3,572,771

MACHINERY – 0.9%
*Chart Industries, Inc.	35,000	1,701,350

MACHINERY-DIVERSIFIED – 1.4%
Gardner Denver, Inc.	31,300	2,704,633

METAL FABRICATE/HARDWARE – 1.1%
Sun Hydraulics Corp.	45,000	2,092,050

METALS & MINING – 2.3%
*Allied Nevada Gold Corp.	24,000	1,033,440
*,12Jaguar Mining, Inc.	182,800	1,021,852
*New Gold, Inc.	79,500	890,400
*Quadra FNX Mining Ltd.	58,500	960,212
*Stillwater Mining Co.	29,000	661,490
TOTAL METALS & MINING		$4,567,394

MISCELLANEOUS MANUFACTURING – 1.3%
*Fabrinet	58,100	1,339,205
*Freightcar America, Inc.	44,000	1,319,120
TOTAL MISCELLANEOUS MANUFACTURING		$2,658,325

OIL & GAS – 1.0%
*Energy XXI Bermuda Ltd.	28,500	1,033,125
*,12Northern Oil and Gas, Inc.	39,500	938,520
TOTAL OIL & GAS		$1,971,645

OIL & GAS SERVICES – 3.5%
Gulf Island Fabrication, Inc.	48,000	1,696,320
Lufkin Industries, Inc.	8,500	784,805

Description	Number of Shares	Value

*North American Energy Partners, Inc.	159,000	$1,812,600
*Oil States International, Inc.	31,000	2,573,310
TOTAL OIL & GAS SERVICES		$6,867,035

PHARMACEUTICALS – 1.9%
*MAP Pharmaceuticals, Inc.	98,500	1,518,870
*SXC Health Solutions Corp.	39,000	2,151,240
TOTAL PHARMACEUTICALS		$3,670,110

RETAIL – 11.3%
*Body Central Corp.	89,600	2,166,528
Cash America International, Inc.	43,500	2,064,075
*DineEquity, Inc.	30,000	1,499,100
*First Cash Financial Services, Inc.	76,500	3,001,860
*Gordmans Stores, Inc.	100,400	1,886,516
MSC Industrial Direct Co.	26,500	1,897,135
*Panera Bread Co.	16,500	1,998,315
*Ulta Salon Cosmetics & Fragrance, Inc.	53,500	2,845,665
*,12Vera Bradley, Inc.	63,000	3,064,320
*Zumiez, Inc.	68,000	1,911,480
TOTAL RETAIL		$22,334,994

SEMICONDUCTORS – 5.0%
*Applied Micro Circuits Corp.	204,500	2,143,160
*Lattice Semiconductor Corp.	157,000	1,066,030
*,12Mindspeed Technologies, Inc.	175,000	1,578,500
*Nanometrics, Inc.	82,000	1,325,940
*Netlogic Microsystems, Inc.	39,000	1,682,070
*Ultratech, Inc.	66,000	2,066,460
TOTAL SEMICONDUCTORS		$9,862,160

SOFTWARE – 4.3%
*Aspen Technology, Inc.	108,000	1,618,920
*CommVault Systems, Inc.	23,700	933,543
Opnet Technologies, Inc.	57,500	2,251,700
*Parametric Technology Corp.	43,000	1,043,610
*VeriFone Systems, Inc.	46,000	2,521,720
TOTAL SOFTWARE		$8,369,493

TELECOMMUNICATIONS – 9.4%
*Acme Packet, Inc.	15,000	1,239,150
*Allot Communications Ltd.	122,400	2,001,240
*Aruba Networks, Inc.	41,500	1,491,095
*,12Ciena Corp.	142,000	4,010,080
*Finisar Corp.	122,500	3,441,025
*IPG Photonics Corp.	37,000	2,570,020
*RF Micro Devices, Inc.	95,500	636,030
*SAVVIS, Inc.	35,600	1,401,216
*SBA Communications Corp.	43,000	1,661,090
TOTAL TELECOMMUNICATIONS		$18,450,946

(MTB Small Cap Growth Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	111

MTB Small Cap Growth Fund (concluded)

Description	Number of Shares	Value

TRANSPORTATION – 2.0%
Ryder System, Inc.	37,000	$1,979,500
Viterra, Inc.	163,500	1,964,800
TOTAL TRANSPORTATION		$3,944,300

TRUCKING AND LEASING – 1.4%
*Greenbrier Cos., Inc.	104,000	2,815,280
TOTAL COMMON STOCKS (COST $158,241,359)		$196,977,164

MONEY MARKET FUNDS – 0.4%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.00%	3	3
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	851,034	851,034
TOTAL MONEY MARKET FUNDS (COST $851,037)		$851,037
TOTAL INVESTMENTS IN SECURITIES – 100.5% (COST $159,092,396)		$197,828,201

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.2%

REPURCHASE AGREEMENTS – 4.2%
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $1,500,004, collateralized by U.S. Treasury Securities 0.00% to 0.00%, maturing 05/15/11 to 02/15/41; total market value of $1,533,307.	$1,500,000	1,500,000

Description	Par Value	Value

BNP Paribas Securities Corp., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $860,471, collateralized by U.S. Government Securities 1.42% to 7.13%, maturing 09/01/13 to 09/01/49; total market value of $878,533.	$860,467	$860,467
Credit Suisse First Boston LLC, 0.03%, dated 04/29/11, due 05/02/11, repurchase price $1,500,004, collateralized by U.S. Treasury Securities 1.88% to 7.13%, maturing 07/15/12 to 08/15/29; total market value of $1,543,591.	1,500,000	1,500,000
HSBC Securities, Inc., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 3.50% to 7.00%, maturing 07/01/12 to 05/01/41; total market value of $1,530,003.	1,500,000	1,500,000
JP Morgan Securities LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 4.00% to 4.50%, maturing 02/01/26 to 03/01/41; total market value of $1,530,020.	1,500,000	1,500,000
RBC Capital Markets LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,500,006, collateralized by U.S. Government Securities 1.99% to 5.13%, maturing 02/01/17 to 04/01/41; total market value of $1,530,000.	1,500,000	1,500,000
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $8,360,467)		$8,360,467
TOTAL INVESTMENTS – 104.7% (COST $167,452,863)		$206,188,668
COLLATERAL FOR SECURITIES ON LOAN – (4.2%)		(8,360,467)
OTHER LIABILITIES LESS ASSETS – (0.5%)		(1,027,304)
TOTAL NET ASSETS – 100.0%		$196,800,897

Cost of investments for Federal income tax purposes is $169,007,865. The net unrealized appreciation/depreciation of investments was $37,180,803. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $39,655,299 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,474,496.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Common Stocks	$196,977,164	$—	$—	$196,977,164
Money Market Funds	851,037	—	—	851,037
Repurchase Agreements	—	8,360,467	—	8,360,467

Total	$197,828,201	$8,360,467	$—	$206,188,668

See Notes to Portfolios of Investments

ANNUAL REPORT  /  April 30, 2011

112

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB International Equity Fund

At April 30, 2011, the Fund’s sector classifications were as follows: (unaudited)

Stocks	Percentage of Total Net Assets
Oil & Gas	10.9%
Banks	9.0%
Metals & Mining	7.3%
Insurance	6.9%
Pharmaceuticals	6.1%
Chemicals	5.5%
Telecommunications	5.4%
Diversified Financial Services	3.6%
Internet	3.1%
Auto Manufacturers	2.8%
Food	2.3%
Distribution/Wholesale	2.1%
Machinery	1.9%
Media	1.8%
Electric	1.6%
Iron/Steel	1.6%
Semiconductors	1.6%
Retail	1.5%
Electronics	1.4%
Aerospace & Defense	1.3%
Real Estate Management & Development	1.3%
Software	1.3%
Beverages	1.2%
Computers	1.1%
Healthcare-Products	1.1%
Holding Companies-Diversified	1.1%
Engineering & Construction	1.0%
Real Estate	0.9%
Advertising	0.8%
Apparel	0.8%
Electrical Components & Equipment	0.8%
Investment Companies	0.8%
Water	0.8%
Tobacco	0.7%
Transportation	0.7%
Commercial Services	0.6%
Cosmetics/Personal Care	0.6%
Hand/Machine Tools	0.6%
Hotels, Restaurants & Leisure	0.6%
Auto Parts & Equipment	0.4%

Stocks	Percentage of Total Net Assets
Building Materials	0.4%
Office/Business Equipment	0.4%
Oil & Gas Services	0.4%
Biotechnology	0.3%
Energy-Alternate Sources	0.3%
Miscellaneous Manufacturing	0.3%
Coal	0.2%
Entertainment	0.2%
Equity Fund	0.2%
Agriculture	0.1%
Home Furnishings	0.1%
Leisure Time	0.1%
Shipbuilding	0.1%
Household Products	0.0%[3]
Cash Equivalents[1]	5.7%
Other Assets and Liabilities – Net[2]	(3.7)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in money market mutual funds and repurchase agreements.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)	Represents less than 0.05%.

(MTB International Equity Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	113

MTB International Equity Fund (continued)

PORTFOLIO OF INVESTMENTS

April 30, 2011

Description	Number of Shares	Value

COMMON STOCKS – 96.5%

AUSTRALIA – 5.2%
BHP Billiton Ltd.	25,427	$1,277,300
Challenger Ltd.	80,400	424,767
CSL Ltd.	19,002	715,441
Downer EDI Ltd.	63,750	258,541
Goodman Fielder Ltd.	271,900	320,380
Macquarie Group Ltd.	20,800	801,605
Metcash Ltd.	75,000	333,761
Newcrest Mining Ltd.	50,813	2,308,593
OneSteel Ltd.	208,000	485,614
*Paladin Energy Ltd.	381,710	1,380,688
Rio Tinto Ltd.	21,588	1,945,293
*Sigma Pharmaceuticals Ltd.	343,067	139,133
TABCORP Holdings Ltd.	43,100	360,454
Woodside Petroleum, Ltd.	14,296	733,345
WorleyParsons Ltd.	31,692	1,054,281
TOTAL AUSTRALIA		$12,539,196

AUSTRIA – 0.5%
OMV AG	16,100	734,235
Voestalpine AG	8,100	398,611
TOTAL AUSTRIA		$1,132,846

BELGIUM – 0.6%
Anheuser-Busch InBev NV	15,145	965,700
Delhaize Group SA	3,400	294,400
*KBC Groep NV	8,500	346,471
TOTAL BELGIUM		$1,606,571

BRAZIL – 1.8%
Banco do Estado do Rio Grande do Sul	58,300	700,400
Brasil Telecom SA	3,870	41,499
Centrais Eletricas Brasileiras SA ADR	9,400	139,308
Cia de Saneamento Basico do Estado de Sao Paulo	3,100	89,796
Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,600	210,672
EDP – Energias do Brasil SA	19,900	493,326
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	23,200	564,811
Hypermarcas SA	88,310	1,184,427
Vale SA ADR	28,498	951,833
TOTAL BRAZIL		$4,376,072

CANADA – 3.8%
Alimentation Couche Tard, Inc.	22,200	583,068
Atco Ltd.	4,300	264,731

Description	Number of Shares	Value

Bank of Nova Scotia	14,639	$893,565
BCE, Inc.	12,810	480,096
Cameco Corp.	35,910	1,058,627
Canadian Imperial Bank of Commerce	4,700	406,888
Dorel Industries, Inc.	8,700	289,280
Empire Co. Ltd.	6,200	351,889
Fairfax Financial Holdings Ltd.	1,000	403,847
Laurentian Bank of Canada	11,300	600,382
[12]Manulife Financial Corp.	49,545	890,324
Metro, Inc.	6,900	337,653
National Bank of Canada	11,500	952,185
*Research In Motion Ltd.	5,100	248,437
RONA, Inc.	23,600	344,964
Suncor Energy, Inc.	27,578	1,269,691
TOTAL CANADA		$9,375,627

CHILE – 0.3%
Sociedad Quimica y Minera de Chile SA ADR	12,396	756,528

CHINA – 4.6%
[12]Agile Property Holdings Ltd.	864,000	1,403,983
Bank of China Ltd.	1,367,000	755,117
China Merchants Bank Co. Ltd.	277,000	713,343
China Petroleum & Chemical Corp.	674,000	678,665
China Resources Land Ltd.	428,000	738,477
*Chongqing Iron & Steel Co. Ltd.	910,000	240,206
Industrial & Commercial Bank of China	906,000	766,447
*New Oriental Education & Technology Group ADR	6,599	822,499
PetroChina Co. Ltd.	824,000	1,184,077
[12]PetroChina Co. Ltd. ADR	500	72,790
Ping An Insurance Group Co.	72,500	788,363
Tencent Holdings Ltd.	90,900	2,586,693
Yanzhou Coal Mining Co. Ltd.	102,000	397,953
TOTAL CHINA		$11,148,613

DENMARK – 0.8%
*Danske Bank A/S	6,600	158,607
H Lundbeck A/S	18,200	437,008
Novo-Nordisk A/S	5,388	681,111
*Vestas Wind Systems A/S	20,968	744,589
TOTAL DENMARK		$2,021,315

FRANCE – 5.7%
12AXA SA	45,861	1,029,096
BNP Paribas	18,907	1,496,262
Casino Guichard Perrachon SA	3,000	315,797
Credit Agricole SA	13,000	216,426

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

114	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Number of Shares	Value

Iliad SA	6,621	$851,124
Publicis Groupe SA	33,920	1,922,209
Rallye SA	4,600	241,974
Sanofi-Aventis SA	37,110	2,935,161
SCOR SE	11,600	354,366
Societe Generale	1,500	100,333
Suez Environnement Co.	77,247	1,780,291
Total SA	16,000	1,024,246
Total SA ADR	11,890	763,695
[12]Vivendi SA	25,200	790,731
TOTAL FRANCE		$13,821,711

GERMANY – 7.8%
Adidas AG	14,991	1,115,971
[12]Aixtron Se NA	22,744	970,195
Allianz SE	4,700	739,999
*BASF SE	4,900	503,681
Bayer AG	31,494	2,768,524
Bayerische Motoren Werke AG	33,054	3,117,156
[12]Daimler AG	4,800	371,046
Deutsche Bank AG	7,400	483,359
Deutsche Boerse AG	29,599	2,459,459
E.ON AG	9,500	324,757
Fresenius Se & Co. KGaA	21,660	2,273,314
[12]Muenchener Rueckversicherungs AG	11,901	1,964,551
12RWE AG	4,300	280,584
ThyssenKrupp AG	9,200	423,310
Wacker Chemie AG	4,516	1,119,050
TOTAL GERMANY		$18,914,956

GREECE – 0.1%
Hellenic Petroleum SA	13,900	148,234

HONG KONG – 2.4%
Esprit Holdings Ltd.	157,871	656,589
Kingboard Chemical Holdings Ltd.	121,000	662,939
Li & Fung Ltd.	142,000	725,884
SJM Holdings Ltd.	692,000	1,491,592
Sun Hung Kai Properties Ltd.	101,000	1,577,505
VTech Holdings Ltd.	56,000	638,146
TOTAL HONG KONG		$5,752,655

HUNGARY – 0.2%
Egis Gyogyszergyar Nyrt	3,600	394,902

INDIA – 1.4%
HDFC Bank Ltd. ADR	4,641	798,716
Niko Resources Ltd.	17,330	1,464,391
[12]Patni Computer Systems Ltd. ADR	7,600	145,540
Tata Motors Ltd. ADR	21,300	584,472

Description	Number of Shares	Value

[12]Tata Steel Ltd.	31,000	$434,620
TOTAL INDIA		$3,427,739

IRELAND – 0.2%
DCC PLC	13,500	449,900
*Irish Life & Permanent Group Holdings PLC	38,000	8,443
TOTAL IRELAND		$458,343

ISRAEL – 1.1%
Discount Investment Corp.	10,300	209,032
Israel Chemicals Ltd.	102,989	1,815,885
Teva Pharmaceutical Industries Ltd. ADR	15,612	713,937
TOTAL ISRAEL		$2,738,854

ITALY – 1.7%
Banco Popolare SC	12,600	37,362
Enel SpA	53,600	382,182
ENI SpA	96,890	2,590,335
Finmeccanica SpA	7,700	104,012
*Milano Assicurazioni SpA	19,800	29,210
Saipem SpA	18,759	1,064,997
TOTAL ITALY		$4,208,098

JAPAN – 14.8%
Brother Industries Ltd.	27,900	425,130
Canon, Inc.	22,600	1,058,744
Chugai Pharmaceutical Co. Ltd.	9,800	161,290
Circle K Sunkus Co. Ltd.	11,300	173,021
Daito Trust Construction Co. Ltd.	16,800	1,335,881
Eizo Nanao Corp.	12,300	273,401
FANUC Corp.	17,000	2,818,838
Geo Corp.	300	346,175
Hitachi Capital Corp.	10,200	144,735
Hitachi Metals Ltd.	136,000	1,780,583
Honda Motor Co., Ltd.	34,500	1,356,777
ITOCHU Corp.	35,000	362,017
Itochu Techno-Solutions Corp.	9,500	332,614
Jupiter Telecommunications Co. Ltd.	1,200	1,288,541
JX Holdings, Inc.	58,315	404,032
KDDI Corp.	60	397,954
Keyence Corp.	5,800	1,513,012
Komatsu Ltd.	23,600	826,284
Konica Minolta Holdings, Inc.	20,500	179,689
Kose Corp.	3,400	88,694
Kyocera Corp.	15,700	1,720,681
Kyowa Exeo Corp.	26,500	277,692
Marubeni Corp.	65,000	469,580
Ministop Co., Ltd.	9,600	154,329
Miraca Holdings, Inc.	10,100	382,260

(MTB International Equity Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	115

MTB International Equity Fund (continued)

Description	Number of Shares	Value

Mitsubishi Corp.	6,600	$177,296
Mitsui & Co. Ltd.	92,700	1,636,521
Mizuho Financial Group, Inc.	204,000	321,913
Nidec Corp.	16,100	1,397,325
Nihon Kohden Corp.	17,200	364,505
Nippon Telegraph & Telephone Corp.	10,000	461,690
NOF Corp.	80,000	349,134
NTT DoCoMo, Inc.	1,408	2,591,560
Rakuten, Inc.	1,830	1,683,018
Sankyu, Inc.	70,000	320,163
Shinmaywa Industries Ltd.	24,000	102,373
SMC Corp.	7,500	1,363,805
Sony Financial Holdings, Inc.	48,800	901,821
Sumitomo Corp.	63,400	865,238
Sumitomo Mitsui Financial Group, Inc.	10,000	307,588
Sumitomo Mitsui Trust Holdings, Inc.	26,820	91,257
Takeda Pharmaceutical Co. Ltd.	13,100	633,077
Tokio Marine Holdings, Inc.	11,500	318,850
Toyo Tire & Rubber Co. Ltd.	147,000	357,012
Toyota Motor Corp.	31,800	1,266,276
Unicharm Corp.	37,700	1,491,919
Yahoo Japan Corp.	1,460	532,594
Yokohama Rubber Co. Ltd.	19,100	97,013
TOTAL JAPAN		$35,903,902

LUXEMBOURG – 1.2%
Millicom International Cellular SA	9,712	1,052,198
12SES SA	67,680	1,777,333
TOTAL LUXEMBOURG		$2,829,531

MEXICO – 0.6%
Alfa SAB de CV	37,000	549,936
Telefonos de Mexico SAB de CV	142,000	133,221
Wal-Mart de Mexico SAB de CV ADR	26,071	816,283
TOTAL MEXICO		$1,499,440

NETHERLANDS – 2.7%
*Aegon NV	36,800	292,209
Heineken NV	29,430	1,761,703
*ING Groep NV	29,800	392,831
Koninklijke DSM NV	11,800	813,582
Koninklijke Vopak NV	29,120	1,395,724
Royal Dutch Shell PLC	45,900	1,784,080
TOTAL NETHERLANDS		$6,440,129

NORWAY – 1.9%
[12]Marine Harvest ASA	1,213,010	1,602,211
Statoil ASA	12,070	353,133
Telenor ASA	43,737	755,682

Description	Number of Shares	Value

Yara International ASA	33,659	$1,971,450
TOTAL NORWAY		$4,682,476

PAPUA NEW GUINEA – 0.7%
Oil Search Ltd.	210,145	1,623,889

POLAND – 0.0%**
Telekomunikacja Polska SA	8,200	54,210

PORTUGAL – 0.0%**
[12]Banco Espirito Santo SA	16,030	67,525

RUSSIA – 2.0%
Gazprom Neft JSC	24,100	609,007
Gazprom OAO ADR	173,222	2,955,167
MMC Norilsk Nickel OJSC ADR	32,100	885,960
Mobile Telesystems OJSC ADR	25,000	528,750
TOTAL RUSSIA		$4,978,884

SINGAPORE – 1.5%
DBS Group Holdings Ltd.	147,000	1,798,995
Keppel Corp., Ltd.	194,700	1,892,839
TOTAL SINGAPORE		$3,691,834

SOUTH AFRICA – 0.4%
Astral Foods Ltd.	16,800	343,421
Nedbank Group Ltd.	21,637	481,979
Telkom SA Ltd.	12,300	71,664
TOTAL SOUTH AFRICA		$897,064

SOUTH KOREA – 2.5%
*BS Financial Group, Inc.	32,200	468,735
Daegu Bank Ltd.	24,300	405,888
*Daishin Securities Co. Ltd.	12,200	164,503
Halla Climate Control Corp.	22,200	453,674
Hyundai Mipo Dockyard	1,600	283,675
Korea Exchange Bank	49,200	418,245
KT Corp.	3,100	111,370
*NHN Corp.	7,940	1,574,441
Samsung Electronics Co. Ltd.	640	533,308
*,6,7Samsung Electronics Co. Ltd. GDR	2,876	1,198,277
Samyang Corp.	3,100	240,097
SK Telecom Co. Ltd.	1,400	212,289
TOTAL SOUTH KOREA		$6,064,502

SPAIN – 1.7%
Banco Bilbao Vizcaya Argentaria SA	9,348	119,905
[12]Banco Santander SA	74,000	945,017
Grifols SA	85,463	1,692,424
Repsol YPF SA	23,700	846,341
Telefonica SA	21,400	575,294
TOTAL SPAIN		$4,178,981

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

116	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (continued)

Description	Number of Shares	Value

SWEDEN – 1.6%
Atlas Copco AB	33,191	$974,453
*Boliden AB	33,900	764,124
Saab AB	26,100	589,604
TeliaSonera AB	196,400	1,603,716
TOTAL SWEDEN		$3,931,897

SWITZERLAND – 6.8%
*ABB Ltd.	33,700	930,354
Adecco SA	11,548	824,380
*Baloise Holding AG	3,500	387,023
CIE Financiere Richemont SA	12,990	839,469
*Clariant AG	19,000	394,277
Credit Suisse Group AG	21,314	968,616
*Helvetia Holding AG	800	375,260
Holcim, Ltd.	8,417	732,717
*Julius Baer Group Ltd.	42,929	2,006,000
Nestle SA	12,529	777,812
Novartis AG	9,500	563,960
Roche Holding AG	4,514	732,155
*Swiss Reinsurance Co. Ltd.	7,500	446,965
Syngenta AG	6,047	2,139,869
*UBS AG	89,530	1,789,565
*Zurich Financial Services AG	8,979	2,522,424
TOTAL SWITZERLAND		$16,430,846

TAIWAN – 0.5%
Compal Electronics, Inc.	385,201	436,467
Gigabyte Technology Co. Ltd.	397,000	412,408
Macronix International	623,804	409,502
TOTAL TAIWAN		$1,258,377

THAILAND – 0.3%
Krung Thai Bank PCL	1,075,400	706,125

TURKEY – 0.2%
Cimsa Cimento Sanayi VE Tica	37,700	254,060
Tupras Turkiye Petrol Rafinerileri AS	10,800	350,769
*Turk Sise ve Cam Fabrikalari AS	1	2
TOTAL TURKEY		$604,831

UNITED KINGDOM – 18.9%
Admiral Group PLC	52,610	1,486,873
Anglo American PLC	19,665	1,024,999
ARM Holdings PLC	71,794	744,107
AstraZeneca PLC	18,700	933,938
*Autonomy Corp. PLC	108,008	2,904,605
Aviva PLC	45,500	339,570
BAE Systems PLC	57,500	314,930
Barclays PLC	74,000	348,938

Description	Number of Shares	Value

BG Group PLC	109,817	$2,812,928
BP PLC	320,340	2,475,000
British Sky Broadcasting Group PLC	74,625	1,049,547
BT Group PLC	145,400	475,535
*Centamin Egypt Ltd.	698,146	1,515,985
Computacenter PLC	85,600	659,572
*Cookson Group PLC	31,000	370,490
Dairy Crest Group PLC	13,900	93,335
Drax Group PLC	41,300	303,465
GlaxoSmithKline PLC	20,700	451,391
Greene King PLC	36,400	297,679
Home Retail Group PLC	89,900	330,210
HSBC Holdings PLC ADR	18,946	1,031,989
ICAP PLC	165,190	1,430,664
Imperial Tobacco Group PLC	45,780	1,611,186
Kazakhmys PLC	8,600	198,093
Logica PLC	249,300	561,329
Marston’s PLC	92,160	166,870
Old Mutual PLC	45,300	105,176
Petropavlovsk PLC	106,986	1,595,819
*Premier Foods PLC	67,000	36,002
Prudential PLC	249,177	3,217,308
Resolution Ltd.	321,487	1,625,478
Rio Tinto PLC	24,020	1,749,302
*,10Rolls-Royce Group PLC	22,723,392	37,956
*Rolls-Royce Group PLC	236,702	2,536,319
Shire PLC	68,050	2,102,835
Standard Chartered PLC	86,149	2,387,272
Tesco PLC	136,446	919,736
Thomas Cook Group PLC	70,000	200,291
Tullow Oil PLC	67,701	1,620,491
[12]Vedanta Resources PLC	26,146	1,015,391
Vodafone Group PLC	230,600	660,970
WM Morrison Supermarkets PLC	114,300	562,832
WPP PLC	120,261	1,569,853
TOTAL UNITED KINGDOM		$45,876,259
TOTAL COMMON STOCKS (COST $182,489,539)		$234,542,962

MUTUAL FUNDS – 0.2%
iShares MSCI EAFE Index Fund	5,628	357,153
Vanguard Emerging Markets ETF	2,122	107,331
TOTAL MUTUAL FUNDS (COST $436,559)		$464,484

PREFERRED STOCKS – 1.3%

BRAZIL – 1.3%
Banco Industrial e Comercial SA	39,700	284,401
Brasil Telecom SA	20,466	189,934

(MTB International Equity Fund continued next page)

April 30, 2011  /  ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	117

MTB International Equity Fund (continued)

Description	Number of Shares	Value

Brasil Telecom SA ADR	7,400	$208,680
Centrais Eletricas Brasileiras SA, Series B	16,900	307,341
Cia Energetica de Minas Gerais	62,507	1,304,521
Itau Unibanco Holding SA ADR	36,662	870,723
TOTAL BRAZIL		$3,165,600
TOTAL PREFERRED STOCKS (COST $2,346,301)		$3,165,600

MONEY MARKET FUNDS – 1.3%
[8]Dreyfus Cash Management Fund, Institutional Shares, 0.00%	60,963	60,963
[8,9]MTB Prime Money Market Fund, Corporate Shares, 0.04%	3,133,353	3,133,353
TOTAL MONEY MARKET FUNDS (COST $3,194,316)		$3,194,316
TOTAL INVESTMENTS IN SECURITIES – 99.3% (COST $188,466,715)		$241,367,362

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 4.4%

REPURCHASE AGREEMENTS – 4.4%
Bank of America LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $2,521,317, collateralized by U.S. Government Securities 4.00% to 5.50%, maturing 01/01/26 to 04/01/41; total market value of $2,571,786.	$2,521,306	2,521,306
Barclays Capital, Inc., 0.03%, dated 04/29/11, due 05/02/11, repurchase price $1,400,004, collateralized by U.S. Treasury Securities 0.00% to 0.00%, maturing 05/15/11 to 02/15/41; total market value of $1,431,087.	1,400,000	1,400,000

	Par Value	Value

Citigroup Global Markets, Inc., 0.06%, dated 04/29/11, due 05/02/11, repurchase price $652,112, collateralized by U.S. Government Securities 2.12% to 6.50%, maturing 09/01/15 to 04/01/41; total market value of $665,154.	$652,109	$652,109
Goldman Sachs & Co., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $2,521,317, collateralized by U.S. Government Securities 0.00% to 7.00%, maturing 05/02/11 to 05/01/41; total market value of $2,571,802.	2,521,306	2,521,306
JP Morgan Securities LLC, 0.05%, dated 04/29/11, due 05/02/11, repurchase price $1,000,004, collateralized by U.S. Government Securities 4.00% to 4.50%, maturing 02/01/26 to 03/01/41; total market value of $1,020,013.	1,000,000	1,000,000
RBS Securities, Inc., 0.05%, dated 04/29/11, due 05/02/11, repurchase price $2,521,317, collateralized by U.S. Government Securities 3.50% to 6.00%, maturing 04/01/21 to 05/01/41; total market value of $2,571,778.	2,521,306	2,521,306
TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $10,616,027)		$10,616,027
TOTAL INVESTMENTS – 103.7% (COST $199,082,742)		$251,983,389
COLLATERAL FOR SECURITIES ON LOAN – (4.4%)		(10,616,027)
OTHER ASSETS LESS LIABILITIES – 0.7%		1,523,434
TOTAL NET ASSETS – 100.0%		$242,890,796

Cost of investments for Federal income tax purposes is $202,080,258. The net unrealized appreciation/depreciation of investments was $49,903,131. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $59,383,034 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,479,903.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3(a)	Total

Investments in Securities
Common Stocks	$234,505,006	$37,956	$—	$234,542,962
Mutual Funds	464,484	—	—	464,484
Preferred Stocks	3,165,600	—	—	3,165,600
Money Market Funds	3,194,316	—	—	3,194,316
Repurchase Agreements	—	10,616,027	—	10,616,027

Total	$241,329,406	$10,653,983	$—	$251,983,389

(a)	At April 30, 2010, the Fund held a security that was fair valued at $0 and classified as a Level 3 security. This security has since been sold and has therefore been removed from Level 3 securities.

(MTB International Equity Fund continued next page)

ANNUAL REPORT  /  April 30, 2011

118	PORTFOLIOS OF INVESTMENTS

MTB International Equity Fund (concluded)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities
Balance as of April 30, 2010	$—
Realized gain (loss)	(169,271)
Change in unrealized appreciation (depreciation)	169,271
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of April 30, 2011	$—

See Notes to Portfolios of Investments

April 30, 2011  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	119

At April 30, 2011, the MTB International Equity Fund had the following outstanding foreign exchange contracts:

Settlement Date	Contracts to Deliver/Receive	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
CONTRACTS SOLD
5/2/2011	42,329 Swiss Franc	$47,938	$48,935	($997)
5/4/2011	112,849 Swedish Krona	18,721	18,672	$49
5/4/2011	9,087 Euro	13,458	13,458	$0
5/4/2011	4,796 Pound Sterling	7,885	8,011	($126)
5/4/2011	9,512 Euro	14,087	14,087	$0
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				($1,074)

(1)	Floating rate note with current rate and next reset date shown.

(2)	Zero coupon security. The rate shown reflects the effective yield at purchase date.

(3)	Current rate and next reset date shown for Variable Rate Demand Notes.

(4)	Discount rate at time of purchase.

(5)	At April 30, 2011, the percentage of total investments at market value subject to the alternative minimum tax is as follows:

MTB Fund	Amount	Percentage of Total Investments
MTB Virginia Municipal Bond Fund	$1,792,971	8.7%
MTB New York Municipal Bond Fund	2,757,230	2.7%
MTB Maryland Municipal Bond Fund	506,261	0.5%

(6)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2011, these liquid restricted securities were as follows:

MTB Fund	Amount	Percentage of Total Net Assets
MTB Short-Term Corporate Bond Fund	$11,063,663	5.9%
MTB Pennsylvania Municipal Bond Fund	1,276,464	1.3%
MTB Intermediate-Term Bond Fund	9,346,139	8.1%
MTB Income Fund	19,160,057	8.9%
MTB Strategic Allocation Fund	301,374	0.4%
MTB International Equity Fund	1,198,277	0.5%

(7)	Denotes a restricted security, or a portion thereof, that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) is subject to a contractual restriction on public sales. At April 30, 2011, these restricted securities were as follows:

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB Short-Term Corporate Bond Fund
ABN Amro Bank NV	01/27/2011	$1,000,000	$1,022,870
Ally Financial, Inc.	11/23/2010	974,950	1,050,000
Broadcom Corp.	10/27/2010	996,940	999,603
Harley-Davidson Financial Services, Inc.	04/27/2011	503,510	505,626
Harley-Davidson Financial Services, Inc.	03/01/2011	499,700	505,625
Hyundai Motor Manufacturing Czech s.r.o.	04/15/2010	249,248	258,858
MassMutual Global Funding II	04/07/2011	1,000,000	1,000,722
MassMutual Global Funding II	06/25/2009	499,610	515,759
Metropolitan Life Global Funding I	01/06/2010	997,510	1,019,938
Societe Generale	04/11/2011	1,000,000	1,002,306
Student Loan Marketing Association	04/14/2011	1,000,000	1,002,028
WM Wrigley Jr. Co.	04/20/2011	1,553,175	1,546,482

ANNUAL REPORT  /  April 30, 2011

120	NOTES TO PORTFOLIOS OF INVESTMENTS

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
Xstrata Finance Canada Ltd.	01/29/2010	$335,570	$326,154
Xstrata Finance Canada Ltd.	07/27/2009	303,000	307,692
			11,063,663	5.9%
MTB Pennsylvania Municipal Bond Fund
Bucks County, PA, IDA, Revenue Bonds, (Series A), (School Lane Charter School)	04/05/2007	1,545,000	1,276,464	1.3%
MTB Intermediate-Term Bond Fund
ABN Amro Bank NV	01/27/2011	499,585	508,065
Ally Financial, Inc.	08/09/2010	495,580	550,000
American Tower Trust	04/30/2007	1,000,000	1,085,359
Cantor Fitzgerald LP	06/22/2010	996,620	1,029,665
Crown Castle Towers LLC	08/04/2010	1,003,370	1,008,750
Harley-Davidson Financial Services, Inc.	04/27/2011	503,510	505,626
Harley-Davidson Funding Corp.	11/19/2009	499,195	541,828
Hyatt Hotels Corp.	08/10/2009	499,320	544,386
Hyundai Motor Manufacturing Czech s.r.o.	04/15/2010	249,248	258,858
Rockies Express Pipeline LLC	12/15/2010	989,230	1,020,050
Rockies Express Pipeline LLC	03/17/2010	499,555	518,833
Student Loan Marketing Association	04/14/2011	750,000	751,521
Telstra Corp. Ltd.	04/07/2011	496,260	507,704
WM Wrigley Jr. Co.	06/21/2010	499,485	515,494
			9,346,139	8.1%
MTB Income Fund
ABN Amro Bank NV	01/27/2011	499,585	$508,065
Ally Financial, Inc.	11/15/2010	1,479,030	1,575,000
Ally Financial, Inc.	08/09/2010	495,580	550,000
American Tower Trust	04/30/2007	1,000,000	1,085,359
ASIF Global Financing XIX	01/08/2003	1,172,807	1,230,078
BAE Systems Holdings, Inc.	06/01/2009	498,255	556,281
Bank of New York Institutional Capital Trust A	11/25/1996	1,500,000	1,554,384
Cantor Fitzgerald LP	06/22/2010	996,620	1,029,665
Crown Castle Towers LLC	08/04/2010	1,003,370	1,008,750
Crown Castle Towers LLC	07/29/2010	1,000,000	1,008,750
FMR LLC	10/28/2009	997,720	1,004,086
Harley-Davidson Financial Services, Inc.	04/27/2011	503,510	505,626
Harley-Davidson Funding Corp.	11/19/2009	499,195	541,828
Hyatt Hotels Corp.	08/10/2009	499,320	544,386
LA Arena Funding LLC	04/23/1999	1,386,508	1,434,228
Metropolitan Life Global Funding I	01/06/2010	498,755	509,969
Petroleum Co. of Trinidad & Tobago Ltd.	08/14/2009	886,125	1,020,000
Petroleum Co. of Trinidad & Tobago Ltd.	08/11/2009	148,826	180,000
Rockies Express Pipeline LLC	12/15/2010	989,230	1,020,050
Rockies Express Pipeline LLC	03/17/2010	499,555	518,833
Student Loan Marketing Association	04/14/2011	750,000	751,521
Telstra Corp. Ltd.	04/07/2011	496,260	507,704
WM Wrigley Jr. Co.	06/21/2010	499,485	515,494
			19,160,057	8.9%

April 30, 2011  /  ANNUAL REPORT

NOTES TO PORTFOLIOS OF INVESTMENTS	121

Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Total Net Assets
MTB Strategic Allocation Fund
FMR LLC	06/28/2010	$102,666	$100,409
WM Wrigley Jr. Co.	06/22/2010	199,934	200,965
			301,374	0.4%
MTB International Equity Fund
Samsung Electronics Co. Ltd. GDR	01/19/2011	27,018	25,415
Samsung Electronics Co. Ltd. GDR	11/12/2010	75,044	89,579
Samsung Electronics Co. Ltd. GDR	05/20/2010	41,066	55,414
			170,408	0.1%

(8)	7-Day net yield.

(9)	Affiliated company. See Note 4 in Notes to Financial Statements.

(10)	Security is fair valued in accordance with procedures adopted by the Board of Trustees. See Note 2 in Notes to Financial Statements. At April 30, 2011, the value of these securities amounted to:

MTB Fund	Amount	Percentage of Total Net Assets
MTB International Equity Fund	$37,956	0.0%
MTB U.S. Government Bond Fund	38,108	0.1%

(11)	Security is in default.

(12)	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

(13)	The Fund’s advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees.

(14)	All or a portion of this security was segregated for extended settlement contracts.

*	Non-income producing security.

**	Represents less than 0.05%.

The following acronyms are used throughout this report:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

BKNT – Bank Note

CAPMAC – Capital Markets Assurance Corporation

CIFG – CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee

COL – Collateralized

EDA – Economic Development Agency

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

FHA – Federal Housing Administration

FGIC – Financial Guarantee Insurance Company

FSA – Financial Security Assurance Inc.

GDR – Global Depositary Receipt

GO – General Obligation

GTD – Guaranteed

HDA – Housing Development Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

IDFA – Industrial Development Finance Authority

INS – Insured

LLC – Limited Liability Corporation

LOC – Letter of Credit

LP – Limited Partnership

LT – Limited Tax

MTN – Medium Term Note

PCL – Public Company Limited

PRF – Prerefunded

SONYMA – State of New York Mortgage Agency

UT – Unlimited Tax

VRDNs – Variable Rate Demand Notes

XLCA – XL Capital Assurance Inc.

ANNUAL REPORT  /  April 30, 2011

122	STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2011	MTB Short Duration Government Bond Fund	MTB Short-Term Corporate Bond Fund		MTB U.S. Government Bond Fund		MTB New York Municipal Bond Fund	MTB Pennsylvania Municipal Bond Fund
ASSETS:
Investments, at identified cost	$99,353,130	$199,371,963		$59,864,330		$100,773,475	$98,063,731

Investments in securities, at value (Including securities on loan)	$101,038,274	$201,389,874		$63,300,246		$102,763,184	$100,376,571
Cash	1,240	—		669		5,495	1,516
Income receivable	340,740	1,732,364		443,149		1,510,107	1,554,706
Receivable for shares sold	10,372	393,311		1,251		—	22,879
Receivable for investments sold	—	3,006,392		520		2,626,175	—

TOTAL ASSETS	101,390,626	206,521,941		63,745,835		106,904,961	101,955,672

LIABILITIES:
Payable to custodian	—	2,004,980		—		—	—
Payable for investments purchased	—	1,506,632		—		3,532,636	—
Collateral for securities on loan	—	13,749,665		9,405,052		—	—
Income distribution payable	205,780	252,202		178,810		283,925	298,191
Payable for shares redeemed	21,536	119,710		28,789		3,149	65,527
Payable for Trustees’ fees	367	703		596		387	363
Payable for distribution services fee	4,847	2,940		1,636		16,294	1,456
Payable for shareholder services fee	39	—		408		223	87
Accrued expenses	42,527	55,800		54,040		41,958	54,241

TOTAL LIABILITIES	275,096	17,692,632		9,669,331		3,878,572	419,865

NET ASSETS	$101,115,530	$188,829,309		$54,076,504		$103,026,389	$101,535,807

NET ASSETS CONSIST OF:
Paid-in capital	$100,273,315	$186,355,514		$53,723,042		$105,436,851	$99,718,264
Undistributed (distributions in excess of) net investment income	(1,656)	3,962		13,768		(5,730)	107,695
Accumulated net realized gain (loss) on investments	(841,273)	451,922		(3,096,222)		(4,394,441)	(602,992)
Net unrealized appreciation (depreciation) of investments	1,685,144	2,017,911		3,435,916		1,989,709	2,312,840

TOTAL NET ASSETS	$101,115,530	$188,829,309		$54,076,504		$103,026,389	$101,535,807

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$16,847,661	$11,905,318		$6,007,299		$34,106,736	$7,750,000

Shares outstanding (unlimited shares authorized)	1,707,308	1,156,919		616,387		3,383,968	773,076

Net Asset Value per share	$9.87	$10.29		$9.75		$10.08	$10.02

Offering price per share*	$10.04 **	$10.47	**	$10.21	***	$10.55 ***	$10.49	***

Class C Shares
Net Assets	$1,231,340	$392,627		$—		$—	$—

Shares outstanding (unlimited shares authorized)	124,503	38,126		—		—	—

Net Asset Value per share	$9.89	$10.30		$—		$—	$—

Institutional I Shares
Net Assets	$83,036,529	$176,531,364		$48,069,205		$68,919,653	$93,785,807

Shares outstanding (unlimited shares authorized)	8,397,512	17,152,794		4,930,950		6,834,493	9,351,647

Net Asset Value per share	$9.89	$10.29		$9.75		$10.08	$10.03

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/98.25 of net asset value.

***	Computation of offering price per share 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (continued)	123

April 30, 2011	MTB Maryland Municipal Bond Fund	MTB Virginia Municipal Bond Fund		MTB Intermediate-Term Bond Fund		MTB Income Fund		MTB Strategic Allocation Fund
ASSETS:
Investments, at identified cost	$112,237,204	$20,025,755		$120,732,468		$204,040,320		$68,590,086

Investments in securities, at value (Including securities on loan)	$112,131,503	$20,602,620		$124,523,706		$213,165,042		$80,305,318	(a)
Cash	29,065	102		—		3,032		170
Income receivable	1,749,717	307,001		827,882		2,018,805		146,982
Receivable for shares sold	819	161		15,816		47,733		675
Receivable for investments sold	—	—		12,010,141		3,830,146		495,256

TOTAL ASSETS	113,911,104	20,909,884		137,377,545		219,064,758		80,948,401

LIABILITIES:
Payable to custodian	—	—		4,025,723		—		—
Payable for investments purchased	—	—		4,730,100		506,632		501,848
Collateral for securities on loan	—	—		12,359,354		1,646,948		1,274,922
Income distribution payable	363,215	56,731		335,928		707,690		—
Payable for shares redeemed	22,294	—		181,908		147,616		70,965
Payable for Trustees’ fees	439	634		434		893		1,373
Payable for distribution services fee	7,732	5,864		2,929		1,989		27,582
Payable for shareholder services fee	845	—		656		536		1,190
Accrued expenses	54,923	43,419		48,948		64,724		90,534

TOTAL LIABILITIES	449,448	106,648		21,685,980		3,077,028		1,968,414

NET ASSETS	$113,461,656	$20,803,236		$115,691,565		$215,987,730		$78,979,987

NET ASSETS CONSIST OF:
Paid-in capital	$113,594,934	$20,166,915		$110,533,963		$205,288,340		$85,194,606
Undistributed (distributions in excess of) net investment income	3,875	2,441		18,485		7,645		80,387
Accumulated net realized gain (loss) on investments	(31,452)	57,015		1,347,879		1,567,023		(18,010,238)
Net unrealized appreciation (depreciation) of investments	(105,701)	576,865		3,791,238		9,124,722		11,715,232

TOTAL NET ASSETS	$113,461,656	$20,803,236		$115,691,565		$215,987,730		$78,979,987

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$34,549,543	$20,803,236		$6,743,639		$6,601,515		$75,554,061

Shares outstanding (unlimited shares authorized)	3,535,789	1,929,936		626,684		649,567		7,789,165

Net Asset Value per share	$9.77	$10.78		$10.76		$10.16		$9.70

Offering price per share*	$10.23 **	$11.29	**	$11.27	**	$10.64	**	$10.26	***

Class C Shares
Net Assets	$—	$—		$1,323,001		$—		$—

Shares outstanding (unlimited shares authorized)	—	—		122,742		—		—

Net Asset Value per share	$—	$—		$10.78		$—		$—

Institutional I Shares
Net Assets	$78,912,113	$—		$107,624,925		$209,386,215		$3,425,926

Shares outstanding (unlimited shares authorized)	8,062,364	—		9,995,743		20,921,439		353,315

Net Asset Value per share	$9.79	$—		$10.77		$10.01		$9.70

(a)	Includes $36,477,199 of investments in affiliated issuers.

*	See “How are Shares Priced?” in the Prospectus.

**	Computation of offering price per share 100/95.50 of net asset value.

***	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

(Statements of Assets and Liabilities continued next page)

ANNUAL REPORT  /  April 30, 2011

124	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

April 30, 2011	MTB Large Cap Value Fund		MTB Large Cap Growth Fund		MTB Mid Cap Growth Fund		MTB Small Cap Growth Fund		MTB International Equity Fund
ASSETS:
Investments, at identified cost	$145,856,389		$109,361,278		$174,612,326		$167,452,863		$199,082,742

Investments in securities, at value (Including securities on loan)(a)	$181,884,060		$152,648,800		$271,787,229		$206,188,668		$251,983,389
Cash	3,618		3,106		5,302		4,716		6,821
Cash denominated in foreign currencies (642,936)	—		—		—		—		683,751
Income receivable	76,548		74,998		27,403		22,286		1,266,731
Receivable for shares sold	134,766		113,916		41,779		24,558		19,565
Unrealized appreciation on foreign exchange contracts	—		—		—		—		49
Receivable for investments sold	2,183,679		1,810,419		766,498		12,219,148		450,726

TOTAL ASSETS	184,282,671		154,651,239		272,628,211		218,459,376		254,411,032

LIABILITIES:
Payable for investments purchased	—		1,055,447		665,894		12,670,047		674,827
Collateral for securities on loan	1,411,331		7,439,968		20,156,443		8,360,467		10,616,027
Unrealized depreciation on foreign exchange contracts	—		—		—		—		1,123
Payable for shares redeemed	20,194		18,487		1,302,406		497,598		79,399
Payable for Trustees’ fees	1,630		1,579		1,346		840		612
Payable for distribution services fee	4,226		5,492		13,644		7,754		3,841
Payable for shareholder services fee	21,547		13,671		26,520		20,202		23,511
Accrued expenses	69,176		79,139		87,210		101,571		120,896

TOTAL LIABILITIES	1,528,104		8,613,783		22,253,463		21,658,479		11,520,236

NET ASSETS	$182,754,567		$146,037,456		$250,374,748		$196,800,897		$242,890,796

NET ASSETS CONSIST OF:
Paid-in capital	$171,286,134		$126,445,287		$180,251,328		$196,980,218		$256,838,732
Undistributed (distributions in excess of) net investment income	—		—		—		—		2,198,237
Accumulated net realized gain (loss) on investments	(24,559,238)		(23,695,353)		(27,051,483)		(38,915,126)		(69,124,413)
Net unrealized appreciation (depreciation) of investments and foreign currency translation	36,027,671		43,287,522		97,174,903		38,735,805		52,978,240

TOTAL NET ASSETS	$182,754,567		$146,037,456		$250,374,748		$196,800,897		$242,890,796

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A Shares
Net Assets	$7,314,328		$22,790,581		$63,168,323		$47,884,159		$7,964,800

Shares outstanding (unlimited shares authorized)	637,872		2,389,802		3,896,451		2,630,496		794,223

Net Asset Value per share	$11.47		$9.54		$16.21		$18.20		$10.03

Offering price per share*	$12.14	**	$10.10	**	$17.15	**	$19.26	**	$10.61	**

Class C Shares
Net Assets	$—		$—		$—		$356,638		$—

Shares outstanding (unlimited shares authorized)	—		—		—		20,313		—

Net Asset Value per share	$—		$—		$—		$17.56		$—

Institutional I Shares
Net Assets	$175,440,239		$123,246,875		$187,206,425		$148,560,100		$234,925,996

Shares outstanding (unlimited shares authorized)	15,240,302		12,886,542		11,297,175		7,918,900		23,617,618

Net Asset Value per share	$11.51		$9.56		$16.57		$18.76		$9.95

(a)	Includes $2,646,516, $697,869, $2,937,841, $851,034 and $3,133,353 of investments in affiliated issuers, respectively.

*	See “What Do Shares Cost?” in the Prospectus.

**	Computation of offering price per share 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS	125

Year Ended April 30, 2011	MTB Short Duration Government Bond Fund	MTB Short-Term Corporate Bond Fund	MTB U.S. Government Bond Fund	MTB New York Municipal Bond Fund	MTB Pennsylvania Municipal Bond Fund
INVESTMENT INCOME:
Dividends	$761	$548	$13	$—	$2,396
Interest	3,352,043	3,414,446	2,808,124	4,605,411	4,446,244
Security lending	—	8,499	1,961	—	—

TOTAL INVESTMENT INCOME	3,352,804	3,423,493	2,810,098	4,605,411	4,448,640

EXPENSES:
Investment advisory fee	618,701	991,916	440,785	749,533	734,422
Administrative personnel and services fee	29,542	40,559	18,051	30,691	30,070
Portfolio accounting, administration and custodian fees	52,484	61,831	46,717	50,200	52,631
Transfer and dividend disbursing agent fees and expenses	36,758	80,826	36,961	32,565	20,250
Trustees’ fees	19,360	19,734	19,609	19,331	18,907
Professional fees	47,359	42,665	48,796	43,605	43,576
Distribution services fee—Class A Shares	35,505	17,178	15,793	96,046	18,030
Distribution services fee—Class B Shares	1,591	1,170	1,487	5,308	4,135
Distribution services fee—Class C Shares	9,081	2,926	—	—	—
Shareholder services fee—Class A Shares	35,505	17,178	15,793	96,046	18,030
Shareholder services fee—Class B Shares	531	390	496	1,769	1,378
Shareholder services fee—Class C Shares	2,270	732	—	—	—
Shareholder services fee—Institutional I Shares	219,486	335,956	141,134	169,874	242,885
Share registration costs	53,316	53,959	19,856	8,508	16,790
Printing and postage	7,985	24,357	3,739	5,485	1,969
Miscellaneous	20,238	25,306	15,973	21,120	21,331

TOTAL EXPENSES	1,189,712	1,716,683	825,190	1,330,081	1,224,404

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(210,872)	(471,864)	(169,667)	(327,180)	(204,775)
Waiver of distribution services fee—Class A Shares	(5)	(6)	(1)	(1,193)	—
Waiver of distribution services fee—Class B Shares	—	—	—	—	—
Waiver of shareholder services fee—Class A Shares	(35,505)	(17,178)	(9,485)	(96,046)	(18,030)
Waiver of shareholder services fee—Class B Shares	—	—	—	—	(55)
Waiver of shareholder services fee—Class C Shares	(2,089)	(732)	—	—	—
Waiver of shareholder services fee—Institutional I Shares	(219,486)	(335,956)	(141,134)	(169,874)	(242,885)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(14,924)	(4,905)	(14,858)	(2,109)	(749)

TOTAL WAIVERS AND REIMBURSEMENTS	(482,881)	(830,641)	(335,145)	(596,402)	(466,494)

Net expenses	706,831	886,042	490,045	733,679	757,910

Net investment income	2,645,973	2,537,451	2,320,053	3,871,732	3,690,730

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(237,349)	1,293,976	(177,256)	(345,235)	335,442
Net change in unrealized appreciation (depreciation) of investments	(194,161)	55,915	478,545	(1,506,769)	(1,391,118)

Net realized and unrealized gain (loss) on investments	(431,510)	1,349,891	301,289	(1,852,004)	(1,055,676)

Change in net assets resulting from operations	$2,214,463	$3,887,342	$2,621,342	$2,019,728	$2,635,054

(Statements of Operations continued next page)

ANNUAL REPORT  /  April 30, 2011

126	STATEMENTS OF OPERATIONS (continued)

Year Ended April 30, 2011	MTB Maryland Municipal Bond Fund	MTB Virginia Municipal Bond Fund	MTB Intermediate-Term Bond Fund	MTB Income Fund	MTB Strategic Allocation Fund(c)
INVESTMENT INCOME:
Dividends	$2,005	$393	$420	$318	$890,482 (a)
Interest	5,598,729	884,540	5,258,289	9,857,895	479,085
Security lending	—	—	4,576	7,075	2,023

TOTAL INVESTMENT INCOME	5,600,734	884,933	5,263,285	9,865,288	1,371,590

EXPENSES:
Investment advisory fee	857,991	149,087	876,731	1,238,549	437,110
Administrative personnel and services fee	35,136	6,104	35,904	59,171	19,937
Portfolio accounting, administration and custodian fees	60,790	21,167	70,494	76,238	38,034
Transfer and dividend disbursing agent fees and expenses	22,522	17,312	22,510	81,818	158,734
Trustees’ fees	19,149	19,411	19,170	20,026	22,730
Professional fees	44,948	42,076	48,224	45,250	91,371
Distribution services fee—Class A Shares	96,650	53,245	16,472	15,280	124,198
Distribution services fee—Class B Shares	4,028	—	1,812	3,491	129,584
Distribution services fee—Class C Shares	—	—	8,835	—	—
Shareholder services fee—Class A Shares	96,650	53,245	16,472	15,280	124,198
Shareholder services fee—Class B Shares	1,343	—	604	1,164	43,195
Shareholder services fee—Class C Shares	—	—	2,209	—	—
Shareholder services fee—Institutional I Shares	208,433	—	293,834	499,618	6,680
Share registration costs	17,331	8,548	52,185	31,970	18,686
Printing and postage	4,449	2,355	6,248	18,344	56,101
Miscellaneous	21,698	9,696	26,645	36,195	10,858

TOTAL EXPENSES	1,491,118	382,246	1,498,349	2,142,394	1,281,416

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(261,508)	(124,544)	(330,599)	(239,582)	(400,621)
Waiver of distribution services fee—Class A Shares	(1,623)	(3,521)	(2)	(403)	(1,118)
Waiver of distribution services fee—Class B Shares	—	—	—	—	(414)
Waiver of shareholder services fee—Class A Shares	(85,709)	(53,245)	(9,915)	(9,542)	(124,198)
Waiver of shareholder services fee—Class B Shares	(3)	—	(1)	(7)	(271)
Waiver of shareholder services fee—Class C Shares	—	—	(1,502)	—	—
Waiver of shareholder services fee—Institutional I Shares	(208,433)	—	(293,834)	(499,618)	(3,864)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(1,287)	(518)	(879)	(5,575)	(37,501)

TOTAL WAIVERS AND REIMBURSEMENTS	(558,563)	(181,828)	(636,732)	(754,727)	(567,987)

Net expenses	932,555	200,418	861,617	1,387,667	713,429

Net investment income	4,668,179	684,515	4,401,668	8,477,621	658,161

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	252,837	79,544	3,843,770	5,541,696	4,363,702 (b)
Realized gain distributions from other investment companies	—	—	—	—	153,045
Net change in unrealized appreciation (depreciation) of investments	(2,733,910)	(241,291)	(999,035)	63,926	7,281,032

Net realized and unrealized gain (loss) on investments	(2,481,073)	(161,747)	2,844,735	5,605,622	11,797,779

Change in net assets resulting from operations	$2,187,106	$522,768	$7,246,403	$14,083,243	$12,455,940

(a)	Including $229,540 received from affiliated issuers.

(b)	Including realized gain of $3,792,187 from the sales of investments in affiliated issuers.

(c)	Information presented for periods prior to June 14, 2010 reflects the operating results of a predecessor portfolio of the Trust. See Note 8.

See Notes which are an integral part of the Financial Statements

(Statements of Operations continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF OPERATIONS (concluded)	127

Year Ended April 30, 2011	MTB Large Cap Value Fund	MTB Large Cap Growth Fund	MTB Mid Cap Growth Fund	MTB Small Cap Growth Fund	MTB International Equity Fund
INVESTMENT INCOME:
Dividends(a)(b)	$2,424,041	$1,583,327	$942,914	$622,863	$5,207,768
Security lending	892	84,334	64,065	103,694	124,321

TOTAL INVESTMENT INCOME	2,424,933	1,667,661	1,006,979	726,557	5,332,089

EXPENSES:
Investment advisory fee	1,131,552	1,108,659	1,661,252	1,424,716	2,115,931
Administrative personnel and services fee	46,302	37,362	55,963	48,000	60,608
Portfolio accounting, administration and custodian fees	62,955	45,212	61,117	92,216	154,473
Transfer and dividend disbursing agent fees and expenses	121,091	169,839	230,606	227,046	122,122
Trustees’ fees	20,499	20,434	20,085	19,724	19,507
Professional fees	41,349	39,574	56,634	41,972	43,208
Distribution services fee—Class A Shares	15,573	49,592	107,871	99,514	17,570
Distribution services fee—Class B Shares	4,710	8,543	11,294	8,875	2,829
Distribution services fee—Class C Shares	—	—	—	2,205	—
Shareholder services fee—Class A Shares	15,573	49,592	107,871	99,513	17,570
Shareholder services fee—Class B Shares	1,570	2,848	3,765	2,958	943
Shareholder services fee—Class C Shares	—	—	—	735	—
Shareholder services fee—Institutional I Shares	386,983	273,637	376,968	315,828	510,469
Share registration costs	20,973	32,806	31,299	36,128	20,631
Printing and postage	28,645	35,746	44,204	45,806	30,907
Miscellaneous	30,172	23,719	26,544	28,466	44,173

TOTAL EXPENSES	1,927,947	1,897,563	2,795,473	2,493,702	3,160,941

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(9,105)	(156,687)	(434,787)	(49,958)	(3,464)
Waiver of distribution services fee—Class A Shares	(339)	(99)	(91)	(3,661)	(843)
Waiver of distribution services fee—Class B Shares	(8)	(20)	(36)	(21)	(5)
Waiver of distribution services fee—Class C Shares	—	—	—	(1,289)	—
Waiver of shareholder services fee—Class A Shares	(6,545)	(20,019)	(59,603)	(67,116)	(17,570)
Waiver of shareholder services fee—Class B Shares	(22)	(43)	(56)	(185)	(11)
Waiver of shareholder services fee—Class C Shares	—	—	—	(621)	—
Waiver of shareholder services fee—Institutional I Shares	(227,175)	(256,302)	(103,377)	(178,102)	(300,329)
Reimbursement of transfer and dividend disbursing agent fees and expenses by Administrator	(10,674)	(30,318)	(40,363)	(20,908)	(9,798)

TOTAL WAIVERS AND REIMBURSEMENTS	(253,868)	(463,488)	(638,313)	(321,861)	(332,020)

Net expenses	1,674,079	1,434,075	2,157,160	2,171,841	2,828,921

Net investment income (loss)	750,854	233,586	(1,150,181)	(1,445,284)	2,503,168

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(59,167)	11,314,715	12,536,371	34,213,441	9,429,920
Net realized loss on foreign currencies transactions	(103)	—	—	(11)	(289,247)
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	25,862,574	10,711,107	47,678,280	8,700,840	29,314,406

Net realized and unrealized gain (loss) on investments and foreign currency transactions	25,803,304	22,025,822	60,214,651	42,914,270	38,455,079

Change in net assets resulting from operations	$26,554,158	$22,259,408	$59,064,470	$41,468,986	$40,958,247

(a)	Including $1,304, $521, $819, $632 and $1,153 received from affiliated issuers, respectively.

(b)	Net of foreign taxes withheld of $71,136, $326, $2,991, $2,662 and $455,685, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2011

128	STATEMENTS OF CHANGES IN NET ASSETS

	MTB Short Duration Government Bond Fund		MTB Short-Term Corporate Bond Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$2,645,973	$2,701,788	$2,537,451	$2,079,118
Net realized gain (loss) on investments	(237,349)	52,957	1,293,976	671,265
Net change in unrealized appreciation (depreciation) of investments	(194,161)	73,808	55,915	1,802,532

Change in net assets resulting from operations	2,214,463	2,828,553	3,887,342	4,552,915

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(333,191)	(206,283)	(109,128)	(60,466)
Class B Shares	(3,499)	(5,798)	(1,363)	(2,562)
Class C Shares	(13,324)	(146)	(2,259)	(71)
Institutional I Shares	(2,299,117)	(2,504,636)	(2,439,743)	(1,990,968)
Distributions from net realized gain on investments
Class A Shares	—	—	(8,792)	—
Class B Shares	—	—	(237)	—
Class C Shares	—	—	(443)	—
Institutional I Shares	—	—	(214,131)	—

Change in net assets resulting from distributions to shareholders	(2,649,131)	(2,716,863)	(2,776,096)	(2,054,067)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	8,674,399	6,048,411	7,946,101	5,470,596
Class B Shares	8,435	7,378	13,410	67,909
Class C Shares	1,045,861	210,000	259,710	130,000
Institutional I Shares	37,734,803	35,072,950	95,077,274	64,395,195
Distributions reinvested
Class A Shares	265,899	185,240	69,382	22,626
Class B Shares	3,326	4,599	1,721	2,693
Class C Shares	6,704	—	813	—
Institutional I Shares	809,777	807,697	1,422,061	960,203
Cost of shares redeemed
Class A Shares	(2,725,621)	(753,605)	(1,647,678)	(544,196)
Class B Shares	(258,057)	(36,053)	(176,053)	(66,940)
Class C Shares	(26,104)	—	(1,507)	—
Institutional I Shares	(32,855,236)	(27,717,948)	(29,642,966)	(20,808,012)

Change in net assets resulting from share transactions	12,684,186	13,828,669	73,322,268	49,630,074

Change in net assets	12,249,518	13,940,359	74,433,514	52,128,922
NET ASSETS:
Beginning of year	88,866,012	74,925,653	114,395,795	62,266,873

End of year	$101,115,530	$88,866,012	$188,829,309	$114,395,795

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,656)	$1,502	$3,962	$19,004

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	877,882	609,999	775,059	540,736
Class B Shares	537	745	510	6,712
Class C Shares	105,279	21,193	25,425	12,769
Institutional I Shares	3,803,486	3,542,663	9,267,129	6,370,185
Distributions reinvested
Class A Shares	26,880	18,697	6,774	2,231
Class B Shares	335	463	168	267
Class C Shares	677	—	79	—
Institutional I Shares	81,679	81,379	138,880	94,973
Shares redeemed
Class A Shares	(276,107)	(76,262)	(160,018)	(53,631)
Class B Shares	(26,163)	(3,647)	(17,138)	(6,567)
Class C Shares	(2,646)	—	(147)	—
Institutional I Shares	(3,321,856)	(2,793,368)	(2,898,257)	(2,052,690)

Net change resulting from share transactions	1,269,983	1,401,862	7,138,464	4,914,985

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	129

	MTB U.S. Government Bond Fund		MTB New York Municipal Bond Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$2,320,053	$2,925,920	$3,871,732	$3,544,340
Net realized gain (loss) on investments	(177,256)	422,848	(345,235)	357,955
Net change in unrealized appreciation (depreciation) of investments	478,545	1,158,641	(1,506,769)	3,201,185

Change in net assets resulting from operations	2,621,342	4,507,409	2,019,728	7,103,480

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(214,807)	(266,343)	(1,341,392)	(1,315,405)
Class B Shares	(5,316)	(7,391)	(19,307)	(25,187)
Institutional I Shares	(2,104,483)	(2,646,144)	(2,531,467)	(2,224,358)

Change in net assets resulting from distributions to shareholders	(2,324,606)	(2,919,878)	(3,892,166)	(3,564,950)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	380,936	814,384	2,265,693	7,528,247
Class B Shares	4,411	9,232	–	—
Institutional I Shares	6,673,438	8,198,902	16,836,677	19,513,135
Distributions reinvested
Class A Shares	169,782	227,960	1,054,658	996,575
Class B Shares	4,713	6,522	17,328	17,986
Institutional I Shares	1,383,518	1,467,155	998,141	759,742
Cost of shares redeemed
Class A Shares	(1,181,684)	(1,660,481)	(9,155,442)	(3,023,132)
Class B Shares	(237,391)	(63,758)	(856,341)	(369,374)
Institutional I Shares	(20,472,804)	(24,184,081)	(15,032,428)	(12,367,901)

Change in net assets resulting from share transactions	(13,275,081)	(15,184,165)	(3,871,714)	13,055,278

Change in net assets	(12,978,345)	(13,596,634)	(5,744,152)	16,593,808
NET ASSETS:
Beginning of year	67,054,849	80,651,483	108,770,541	92,176,733

End of year	$54,076,504	$67,054,849	$103,026,389	$108,770,541

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$13,768	$18,321	$(5,730)	$10,960

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	38,936	84,678	216,375	745,620
Class B Shares	316	961	–	—
Institutional I Shares	678,594	850,876	1,657,937	1,924,702
Distributions reinvested
Class A Shares	17,250	23,691	103,173	98,660
Class B Shares	478	678	1,693	1,781
Institutional I Shares	140,517	152,439	97,715	75,142
Shares redeemed
Class A Shares	(120,358)	(172,939)	(909,289)	(298,621)
Class B Shares	(24,481)	(6,655)	(77,988)	(36,670)
Institutional I Shares	(2,093,461)	(2,518,133)	(1,475,745)	(1,224,438)

Net change resulting from share transactions	(1,362,209)	(1,584,404)	(386,129)	1,286,176

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2011

130	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Pennsylvania Municipal Bond Fund		MTB Maryland Municipal Bond Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$3,690,730	$4,178,579	$4,668,179	$4,908,199
Net realized gain (loss) on investments	335,442	836,232	252,837	135,104
Net change in unrealized appreciation (depreciation) of investments	(1,391,118)	1,952,096	(2,733,910)	5,950,970

Change in net assets resulting from operations	2,635,054	6,966,907	2,187,106	10,994,273

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(237,624)	(209,657)	(1,411,378)	(1,567,919)
Class B Shares	(13,838)	(20,221)	(15,389)	(27,977)
Institutional I Shares	(3,431,099)	(3,943,809)	(3,254,642)	(3,307,951)

Change in net assets resulting from distributions to shareholders	(3,682,561)	(4,173,687)	(4,681,409)	(4,903,847)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	2,464,530	2,171,169	1,521,011	3,792,320
Institutional I Shares	11,182,194	12,200,394	9,415,881	14,740,146
Distributions reinvested
Class A Shares	180,604	156,595	1,040,983	1,162,445
Class B Shares	9,777	12,765	7,585	14,686
Institutional I Shares	609,900	549,274	324,919	241,396
Cost of shares redeemed
Class A Shares	(1,548,480)	(461,741)	(9,493,968)	(3,217,601)
Class B Shares	(700,665)	(111,482)	(706,018)	(542,834)
Institutional I Shares	(15,309,800)	(23,123,544)	(14,166,229)	(13,537,602)

Change in net assets resulting from share transactions	(3,111,940)	(8,606,570)	(12,055,836)	2,652,956

Change in net assets	(4,159,447)	(5,813,350)	(14,550,139)	8,743,382
NET ASSETS:
Beginning of year	105,695,254	111,508,604	128,011,795	119,268,413

End of year	$101,535,807	$105,695,254	$113,461,656	$128,011,795

Undistributed net investment income included in net assets at end of year	$107,695	$9,316	$3,875	$15,634

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	241,930	215,576	149,203	382,258
Institutional I Shares	1,106,663	1,213,701	948,495	1,502,515
Distributions reinvested
Class A Shares	17,807	15,601	104,729	118,373
Class B Shares	963	1,274	759	1,499
Institutional I Shares	60,219	54,738	32,676	24,529
Shares redeemed
Class A Shares	(151,094)	(45,947)	(958,526)	(326,892)
Class B Shares	(66,995)	(11,066)	(67,717)	(55,117)
Institutional I Shares	(1,521,321)	(2,301,884)	(1,431,439)	(1,374,943)

Net change resulting from share transactions	(311,828)	(858,007)	(1,221,820)	272,222

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	131

	MTB Virginia Municipal Bond Fund		MTB Intermediate-Term Bond Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$684,515	$693,781	$4,401,668	$5,813,673
Net realized gain (loss) on investments	79,544	(39,832)	3,843,770	3,501,721
Net change in unrealized appreciation (depreciation) of investments	(241,291)	389,251	(999,035)	4,957,848

Change in net assets resulting from operations	522,768	1,043,200	7,246,403	14,273,242

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(681,181)	(690,469)	(215,492)	(165,290)
Class B Shares	—	—	(6,314)	(9,417)
Class C Shares	—	—	(21,648)	(41)
Institutional I Shares	—	—	(4,253,857)	(5,543,878)
Distributions from net realized gain on investments
Class A Shares	—	—	(69,233)	—
Class B Shares	—	—	(2,389)	—
Class C Shares	—	—	(10,680)	—
Institutional I Shares	—	—	(1,074,039)	—

Change in net assets resulting from distributions to shareholders	(681,181)	(690,469)	(5,653,652)	(5,718,626)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	1,047,561	3,624,503	3,134,711	3,400,959
Class B Shares	—	—	27,026	44,949
Class C Shares	—	—	1,262,659	47,600
Institutional I Shares	—	—	24,929,262	30,942,453
Distributions reinvested
Class A Shares	373,793	407,733	216,735	121,868
Class B Shares	—	—	7,292	7,849
Class C Shares	—	—	19,469	—
Institutional I Shares	—	—	2,752,514	2,131,773
Cost of shares redeemed
Class A Shares	(1,697,760)	(3,231,551)	(2,472,238)	(596,576)
Class B Shares	—	—	(306,283)	(28,554)
Class C Shares	—	—	(16,372)	—
Institutional I Shares	—	—	(44,123,895)	(45,567,993)

Change in net assets resulting from share transactions	(276,406)	800,685	(14,569,120)	(9,495,672)

Change in net assets	(434,819)	1,153,416	(12,976,369)	(941,056)
NET ASSETS:
Beginning of year	21,238,055	20,084,639	128,667,934	129,608,990

End of year	$20,803,236	$21,238,055	$115,691,565	$128,667,934

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$2,441	$2,814	$18,485	$114,128

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	96,080	335,369	293,326	326,066
Class B Shares	—	—	740	4,323
Class C Shares	—	—	117,963	4,501
Institutional I Shares	—	—	2,339,460	2,986,090
Distributions reinvested
Class A Shares	34,366	37,825	20,281	11,730
Class B Shares	—	—	682	756
Class C Shares	—	—	1,818	—
Institutional I Shares	—	—	257,459	205,666
Shares redeemed
Class A Shares	(156,165)	(299,256)	(230,193)	(57,448)
Class B Shares	—	—	(28,673)	(2,696)
Class C Shares	—	—	(1,540)	—
Institutional I Shares	—	—	(4,120,095)	(4,398,881)

Net change resulting from share transactions	(25,719)	73,938	(1,348,772)	(919,893)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2011

132	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Income Fund		MTB Strategic Allocation Fund(a)
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$8,477,621	$8,111,105	$658,161	$61,319
Net realized gain (loss) on investments	5,541,696	520,118	4,516,747	(3,203,892)
Net change in unrealized appreciation (depreciation) of investments	63,926	15,021,765	7,281,032	12,318,810

Change in net assets resulting from operations	14,083,243	23,652,988	12,455,940	9,176,237

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(229,377)	(236,050)	(630,182)	(20,575)
Class B Shares	(14,459)	(22,222)	(133,160)	—
Institutional I Shares	(8,235,941)	(7,818,183)	(36,841)	—
Distributions from net realized gain on investments
Class A Shares	(88,622)	—	(199,928)	—
Class B Shares	(7,145)	—	(78,041)	—
Institutional I Shares	(2,856,073)	—	(11,674)	—

Change in net assets resulting from distributions to shareholders	(11,431,617)	(8,076,455)	(1,089,826)	(20,575)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	1,531,738	572,597	25,591,791	1,963,625
Class B Shares	11,396	—	5,712,075	39,395
Institutional I Shares	63,281,313	70,323,457	1,102,910	—
Proceeds from shares issued in connection with the Reorganization (see Note 8)	—	—	39,254,425	—
Distributions reinvested
Class A Shares	276,843	215,446	789,579	20,395
Class B Shares	22,645	21,939	205,155	—
Institutional I Shares	7,016,050	4,068,986	48,514	—
Cost of shares redeemed
Class A Shares	(1,517,023)	(674,170)	(15,728,837)	(7,917,356)
Class B Shares	(668,876)	(349,948)	(24,613,701)	(2,082,573)
Institutional I Shares	(69,285,835)	(42,738,218)	(230,321)	—

Change in net assets resulting from share transactions	668,251	31,440,089	32,131,590	(7,976,514)

Change in net assets	3,319,877	47,016,622	43,497,704	1,179,148
NET ASSETS:
Beginning of year	212,667,853	165,651,231	35,482,283	34,303,135

End of year	$215,987,730	$212,667,853	$78,979,987	$35,482,283

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$7,645	$9,801	$80,387	$61,195

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	146,295	58,548	2,762,858	242,423
Class B Shares	1,149	—	6,477	5,146
Institutional I Shares	6,335,156	7,316,850	132,039	—
Proceeds from shares issued in connection with the Reorganization (see Note 8)	—	—	4,895,079	—
Distributions reinvested
Class A Shares	27,285	22,094	90,048	2,457
Class B Shares	2,264	2,287	23,806	—
Institutional I Shares	702,473	422,412	5,488	—
Shares redeemed
Class A Shares	(149,715)	(69,904)	(1,166,437)	(969,151)
Class B Shares	(62,370)	(36,694)	(2,751,953)	(266,560)
Institutional I Shares	(6,894,829)	(4,439,034)	(26,411)	—

Net change resulting from share transactions	107,708	3,276,559	3,970,994	(985,685)

(a)	Information presented for periods prior to June 14, 2010 reflects the operating results of a predecessor portfolio of the Trust. See Note 8.

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (continued)	133

	MTB Large Cap Value Fund		MTB Large Cap Growth Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$750,854	$795,397	$233,586	$132,966
Net realized gain (loss) on investments and foreign currencies transactions	(59,270)	2,094,171	11,314,715	18,456,419
Net change in unrealized appreciation (depreciation) of investments	25,862,574	44,224,021	10,711,107	26,562,047

Change in net assets resulting from operations	26,554,158	47,113,589	22,259,408	45,151,432

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(17,842)	(36,319)	(13,982)	(4,990)
Class B Shares	—	(1,135)	—	—
Institutional I Shares	(747,636)	(1,015,193)	(221,160)	(216,014)
Return of Capital
Class A Shares	—	(295)	—	—
Class B Shares	—	(9)	—	—
Institutional I Shares	—	(8,255)	—	—

Change in net assets resulting from distributions to shareholders	(765,478)	(1,061,206)	(235,142)	(221,004)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	1,203,185	529,424	6,576,699	1,630,030
Class B Shares	—	43,435	500	20,682
Institutional I Shares	29,753,802	37,217,192	23,766,712	26,209,727
Distributions reinvested
Class A Shares	17,487	35,765	13,683	4,896
Class B Shares	—	1,122	—	—
Institutional I Shares	424,331	605,853	124,444	138,975
Cost of shares redeemed
Class A Shares	(1,240,426)	(939,792)	(3,264,112)	(2,686,345)
Class B Shares	(1,158,768)	(321,665)	(6,534,972)	(1,544,290)
Institutional I Shares	(35,939,918)	(42,292,335)	(40,789,784)	(35,463,582)

Change in net assets resulting from share transactions	(6,940,307)	(5,121,001)	(20,106,830)	(11,689,907)

Change in net assets	18,848,373	40,931,382	1,917,436	33,240,521
NET ASSETS:
Beginning of year	163,906,194	122,974,812	144,120,020	110,879,499

End of year	$182,754,567	$163,906,194	$146,037,456	$144,120,020

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$—	$—	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	90,802	60,776	215,355	232,909
Class B Shares	—	5,187	75	3,028
Institutional I Shares	2,926,450	4,124,306	2,861,704	3,861,111
Distributions reinvested
Class A Shares	1,831	4,345	1,593	639
Class B Shares	—	155	—	—
Institutional I Shares	43,773	73,073	14,470	18,166
Shares redeemed
Class A Shares	(125,283)	(109,539)	(397,777)	(372,183)
Class B Shares	(88,360)	(37,893)	(230,389)	(237,330)
Institutional I Shares	(3,559,450)	(4,977,306)	(5,022,075)	(4,823,762)

Net change resulting from share transactions	(710,237)	(856,896)	(2,557,044)	(1,317,422)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

ANNUAL REPORT  /  April 30, 2011

134	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MTB Mid Cap Growth Fund		MTB Small Cap Growth Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income (loss)	$(1,150,181)	$(557,124)	$(1,445,284)	$(1,290,603)
Net realized gain (loss) on investments	12,536,371	6,484,335	34,213,430	44,112,354
Net change in unrealized appreciation (depreciation) of investments	47,678,280	49,397,416	8,700,840	11,355,647

Change in net assets resulting from operations	59,064,470	55,324,627	41,468,986	54,177,398

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	—	(11,779)	—	—
Institutional I Shares	—	(102,605)	—	—
Return of Capital
Class A Shares	—	(4)	—	—
Institutional I Shares	—	(35)	—	—

Change in net assets resulting from distributions to shareholders	—	(114,423)	—	—

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	21,393,078	1,824,567	3,990,977	2,398,244
Class B Shares	6,446	22,315	24,356	25,901
Class C Shares	—	—	13,000	36,025
Institutional I Shares	29,097,557	22,520,566	20,168,821	27,094,636
Proceeds from shares issued in connection with the tax-free transfer of assets from Multi-Cap Growth Fund
Class A Shares	—	13,033,292	—	—
Class B Shares	—	1,310,826	—	—
Institutional I Shares	—	5,885,271	—	—
Distributions reinvested
Class A Shares	—	11,594	—	—
Institutional I Shares	—	71,436	—	—
Cost of shares redeemed
Class A Shares	(7,811,052)	(4,160,318)	(6,568,603)	(4,170,449)
Class B Shares	(6,225,606)	(1,087,538)	(2,640,289)	(574,394)
Class C Shares	—	—	(48,517)	(20,374)
Institutional I Shares	(31,290,228)	(24,908,715)	(33,663,914)	(29,878,753)

Change in net assets resulting from share transactions	5,170,195	14,523,296	(18,724,169)	(5,089,164)

Change in net assets	64,234,665	69,733,500	22,744,817	49,088,234
NET ASSETS:
Beginning of year	186,140,083	116,406,583	174,056,080	124,967,846

End of year	$250,374,748	$186,140,083	$196,800,897	$174,056,080

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$—	$—	$—

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	1,166,263	174,629	217,604	199,125
Class B Shares	579	2,486	1,637	2,479
Class C Shares	—	—	767	3,008
Institutional I Shares	2,066,931	2,139,018	1,331,899	2,198,393
Proceeds from shares issued in connection with the tax-free transfer of assets from Multi-Cap Growth Fund
Class A Shares	—	1,162,649	—	—
Class B Shares	—	123,663	—	—
Institutional I Shares	—	514,897	—	—
Distributions reinvested
Class A Shares	—	1,050	—	—
Institutional I Shares	—	6,350	—	—
Shares redeemed
Class A Shares	(572,968)	(380,737)	(438,135)	(345,684)
Class B Shares	(183,016)	(109,739)	(148,718)	(51,242)
Class C Shares	—	—	(3,741)	(1,610)
Institutional I Shares	(2,270,245)	(2,337,184)	(2,177,036)	(2,501,700)

Net change resulting from share transactions	207,544	1,297,082	(1,215,723)	(497,231)

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

April 30, 2011  /  ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	135

	MTB International Equity Fund
	Year Ended April 30, 2011	Year Ended April 30, 2010
OPERATIONS:
Net investment income	$2,503,168	$2,111,223
Net realized gain (loss) on investments and foreign currency transaction	9,140,673	6,583,321
Net change in unrealized appreciation (depreciation) of investments	29,314,406	45,916,181

Change in net assets resulting from operations	40,958,247	54,610,725

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Class A Shares	(61,818)	(6,817)
Class B Shares	(592)	—
Institutional I Shares	(2,114,620)	(388,629)

Change in net assets resulting from distributions to shareholders	(2,177,030)	(395,446)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A Shares	810,200	344,525
Class B Shares	24,656	20,800
Institutional I Shares	35,545,768	29,855,800
Distributions reinvested
Class A Shares	58,667	6,475
Class B Shares	528	—
Institutional I Shares	1,458,423	291,909
Cost of shares redeemed
Class A Shares	(1,071,769)	(882,250)
Class B Shares	(787,045)	(107,143)
Institutional I Shares	(36,015,695)	(38,896,327)

Change in net assets resulting from share transactions	23,733	(9,366,211)

Change in net assets	38,804,950	44,849,068
NET ASSETS:
Beginning of year	204,085,846	159,236,778

End of year	$242,890,796	$204,085,846

Undistributed net investment income included in net assets at end of year	$2,198,237	$2,125,471

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A Shares	63,912	42,509
Class B Shares	2,797	2,625
Institutional I Shares	4,088,965	3,711,906
Distributions reinvested
Class A Shares	6,518	773
Class B Shares	61	—
Institutional I Shares	163,498	35,127
Shares redeemed
Class A Shares	(121,953)	(109,302)
Class B Shares	(64,897)	(14,155)
Institutional I Shares	(4,128,573)	(4,977,380)

Net change resulting from share transactions	10,328	(1,307,897)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT  /  April 30, 2011

136	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT DURATION GOVERNMENT BOND FUND

CLASS A SHARES	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$9.90	$ 9.90		$ 9.78	$ 9.61	$ 9.48
Income (Loss) From Operations:
Net Investment Income	0.23 (c)	0.30	(c)	0.32 (c)	0.36 (c)	0.34
Net Realized and Unrealized Gain (Loss)	(0.02)	0.01		0.12	0.17	0.14

Total Income (Loss) From Operations	0.21	0.31		0.44	0.53	0.48

Less Distributions From:
Net Investment Income	(0.24)	(0.31)		(0.32)	(0.36)	(0.35)
Net Realized Gains	—	—		—	—	—

Total Distributions	(0.24)	(0.31)		(0.32)	(0.36)	(0.35)

Net Asset Value, End of Period	$9.87	$ 9.90		$ 9.90	$ 9.78	$ 9.61

Total Return(a)	2.10%	3.15%		4.59%	5.65%	5.17%
Net Assets, End of Period (000’s)	$16,848	$10,680		$5,209	$3,005	$3,421
Ratios to Average Net Assets
Gross Expense	1.36%	1.36%		1.25%	1.26%	1.27%
Net Expenses(b)	0.89%	0.86%		0.80%	0.81%	0.89%
Net Investment Income	2.35%	3.04%		3.27%	3.76%	3.68%
Portfolio Turnover Rate	255%	164%		84%	67%	97%

CLASS C SHARES	2011	2010(d)
Net Asset Value, Beginning of Period	$9.92	$ 9.90
Income (Loss) From Operations:
Net Investment Income(c)	0.15	0.01
Net Realized and Unrealized Gain (Loss)	(0.02)	0.02

Total Income (Loss) From Operations	0.13	0.03

Less Distributions From:
Net Investment Income	(0.16)	(0.01)
Net Realized Gains	—	—

Total Distributions	(0.16)	(0.01)

Net Asset Value, End of Period	$9.89	$ 9.92

Total Return(a)	1.29%	0.30%
Net Assets, End of Period (000’s)	$1,231	$210
Ratios to Average Net Assets
Gross Expense	2.12%	2.08	%(e)
Net Expenses(b)	1.66%	1.72	%(e)
Net Investment Income	1.55%	2.32	%(e)
Portfolio Turnover Rate	255%	164	%(f)

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	137

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT DURATION GOVERNMENT BOND FUND – (continued)

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.92	$ 9.92	$ 9.78	$ 9.61	$ 9.48
Income (Loss) From Operations:
Net Investment Income	0.26 (c)	0.32 (c)	0.35 (c)	0.38 (c)	0.37
Net Realized and Unrealized Gain (Loss)	(0.03)	0.00	0.13	0.17	0.13

Total Income (Loss) From Operations	0.23	0.32	0.48	0.55	0.50

Less Distributions From:
Net Investment Income	(0.26)	(0.32)	(0.34)	(0.38)	(0.37)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.26)	(0.32)	(0.34)	(0.38)	(0.37)

Net Asset Value, End of Period	$9.89	$ 9.92	$ 9.92	$ 9.78	$ 9.61

Total Return(a)	2.35%	3.32%	4.96%	5.81%	5.40%
Net Assets, End of Period (000’s)	$83,037	$77,725	$69,442	$164,547	$185,478
Ratios to Average Net Assets
Gross Expense	1.11%	1.11%	0.99%	1.01%	1.02%
Net Expenses(b)	0.64%	0.65%	0.65%	0.66%	0.67%
Net Investment Income	2.61%	3.25%	3.45%	3.91%	3.92%
Portfolio Turnover Rate	255%	164%	84%	67%	97%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 12, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

138	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT-TERM CORPORATE BOND FUND

CLASS A SHARES	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$ 10.21	$ 9.89		$ 9.87	$ 9.83	$ 9.72
Income (Loss) From Operations:
Net Investment Income	0.16 (c)	0.21	(c)	0.27 (c)	0.40 (c)	0.37
Net Realized and Unrealized Gain (Loss)	0.10	0.33		0.08	0.03	0.11

Total Income (Loss) From Operations	0.26	0.54		0.35	0.43	0.48

Less Distributions From:
Net Investment Income	(0.17)	(0.22)		(0.33)	(0.39)	(0.37)
Net Realized Gains	(0.01)	—		—	—	—

Total Distributions	(0.18)	(0.22)		(0.33)	(0.39)	(0.37)

Net Asset Value, End of Period	$10.29	$10.21		$ 9.89	$ 9.87	$ 9.83

Total Return(a)	2.57%	5.47%		3.59%	4.48%	5.00%
Net Assets, End of Period (000’s)	$11,905	$5,461		$453	$63	$83
Ratios to Average Net Assets
Gross Expense	1.45%	1.49%		1.48%	1.49%	1.49%
Net Expenses(b)	0.86%	0.92%		0.89%	0.89%	0.93%
Net Investment Income	1.57%	2.04%		3.21%	4.01%	3.65%
Portfolio Turnover Rate	142%	81%		94%	80%	64%

CLASS C SHARES	2011	2010(d)
Net Asset Value, Beginning of Period	$10.21	$10.18
Income (Loss) From Operations:
Net Investment Income(c)	0.08	0.01
Net Realized and Unrealized Gain (Loss)	0.11	0.03

Total Income (Loss) From Operations	0.19	0.04

Less Distributions From:
Net Investment Income	(0.09)	(0.01)
Net Realized Gains	(0.01)	—

Total Distributions	(0.10)	(0.01)

Net Asset Value, End of Period	$10.30	$10.21

Total Return(a)	1.89%	0.35%
Net Assets, End of Period (000’s)	$393	$130
Ratios to Average Net Assets
Gross Expense	2.20%	2.65	%(e)
Net Expenses(b)	1.61%	1.70	%(e)
Net Investment Income	0.79%	1.57	%(e)
Portfolio Turnover Rate	142%	81	%(f)

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	139

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SHORT-TERM CORPORATE BOND FUND – (continued)

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 10.21	$ 9.89	$ 9.88	$ 9.83	$ 9.72
Income (Loss) From Operations:
Net Investment Income	0.18 (c)	0.23 (c)	0.33 (c)	0.41 (c)	0.38
Net Realized and Unrealized Gain (Loss)	0.10	0.32	0.02	0.05	0.11

Total Income (Loss) From Operations	0.28	0.55	0.35	0.46	0.49

Less Distributions From:
Net Investment Income	(0.19)	(0.23)	(0.34)	(0.41)	(0.38)
Net Realized Gains	(0.01)	—	—	—	—

Total Distributions	(0.20)	(0.23)	(0.34)	(0.41)	(0.38)

Net Asset Value, End of Period	$10.29	$10.21	$ 9.89	$ 9.88	$ 9.83

Total Return(a)	2.83%	5.66%	3.64%	4.74%	5.18%
Net Assets, End of Period (000’s)	$176,531	$108,636	$61,655	$54,417	$58,771
Ratios to Average Net Assets
Gross Expense	1.20%	1.22%	1.23%	1.24%	1.24%
Net Expenses(b)	0.61%	0.71%	0.73%	0.74%	0.75%
Net Investment Income	1.81%	2.32%	3.42%	4.17%	3.93%
Portfolio Turnover Rate	142%	81%	94%	80%	64%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 9, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

140	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB U.S. GOVERNMENT BOND FUND

CLASS A SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 9.70	$ 9.50	$ 9.48	$ 9.28	$ 9.10
Income (Loss) From Operations:
Net Investment Income	0.33 (c)	0.37 (c)	0.36 (c)	0.39 (c)	0.40
Net Realized and Unrealized Gain (Loss)	0.05	0.21	0.05	0.21	0.18

Total Income (Loss) From Operations	0.38	0.58	0.41	0.60	0.58

Less Distributions From:
Net Investment Income	(0.33)	(0.38)	(0.39)	(0.40)	(0.40)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.33)	(0.38)	(0.39)	(0.40)	(0.40)

Net Asset Value, End of Period	$9.75	$ 9.70	$ 9.50	$ 9.48	$ 9.28

Total Return(a)	3.98%	6.17%	4.42%	6.58%	6.46%
Net Assets, End of Period (000’s)	$6,007	$6,604	$7,078	$37,690	$51,955
Ratios to Average Net Assets
Gross Expense	1.53%	1.48%	1.38%	1.33%	1.27%
Net Expenses(b)	1.09%	0.99%	0.72%	0.94%	0.87%
Net Investment Income	3.38%	3.88%	4.30%	4.22%	4.29%
Portfolio Turnover Rate(d)	66%	50%	35%	52%	71%

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 9.70	$ 9.49	$ 9.49	$ 9.28	$ 9.10
Income (Loss) From Operations:
Net Investment Income	0.37 (c)	0.39 (c)	0.39 (c)	0.41 (c)	0.40
Net Realized and Unrealized Gain (Loss)	0.05	0.21	—	0.20	0.18

Total Income (Loss) From Operations	0.42	0.60	0.39	0.61	0.58

Less Distributions From:
Net Investment Income	(0.37)	(0.39)	(0.39)	(0.40)	(0.40)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.37)	(0.39)	(0.39)	(0.40)	(0.40)

Net Asset Value, End of Period	$9.75	$ 9.70	$ 9.49	$ 9.49	$ 9.28

Total Return(a)	4.21%	6.41%	4.18%	6.74%	6.49%
Net Assets, End of Period (000’s)	$48,069	$60,221	$73,301	$85,617	$119,940
Ratios to Average Net Assets
Gross Expense	1.28%	1.23%	1.15%	1.14%	1.11%
Net Expenses(b)	0.74%	0.81%	0.82%	0.83%	0.84%
Net Investment Income	3.72%	4.06%	4.05%	4.34%	4.32%
Portfolio Turnover Rate(d)	66%	50%	35%	52%	71%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	This calculation excludes purchases and sales from dollar roll transactions.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	141

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB NEW YORK MUNICIPAL BOND FUND

CLASS A SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 10.25	$ 9.89	$10.25	$10.51	$10.38
Income (Loss) From Operations:
Net Investment Income	0.35 (c)	0.35 (c)	0.38 (c)	0.39 (c)	0.39
Net Realized and Unrealized Gain (Loss)	(0.16)	0.36	(0.34)	(0.27)	0.13

Total Income (Loss) From Operations	0.19	0.71	0.04	0.12	0.52

Less Distributions From:
Net Investment Income	(0.36)	(0.35)	(0.40)	(0.38)	(0.39)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.36)	(0.35)	(0.40)	(0.38)	(0.39)

Net Asset Value, End of Period	$10.08	$10.25	$ 9.89	$10.25	$10.51

Total Return(a)	1.83%	7.28%	0.44%	1.21%	5.13%
Net Assets, End of Period (000’s)	$34,107	$40,748	$33,904	$60,836	$59,371
Ratios to Average Net Assets
Gross Expense	1.40%	1.40%	1.40%	1.39%	1.41%
Net Expenses(b)	0.84%	0.80%	0.75%	0.79%	0.80%
Net Investment Income	3.47%	3.42%	3.96%	3.70%	3.77%
Portfolio Turnover Rate	67%	64%	102%	119%	37%

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 10.26	$ 9.89	$10.25	$10.51	$10.38
Income (Loss) From Operations:
Net Investment Income	0.38 (c)	0.36 (c)	0.41 (c)	0.40 (c)	0.41
Net Realized and Unrealized Gain (Loss)	(0.18)	0.37	(0.36)	(0.27)	0.13

Total Income (Loss) From Operations	0.20	0.73	0.05	0.13	0.54

Less Distributions From:
Net Investment Income	(0.38)	(0.36)	(0.41)	(0.39)	(0.41)
Net Realized Gains	—	—	—	—	—

Total Distributions	(0.38)	(0.36)	(0.41)	(0.39)	(0.41)

Net Asset Value, End of Period	$10.08	$10.26	$ 9.89	$10.25	$10.51

Total Return(a)	1.97%	7.54%	0.54%	1.31%	5.26%
Net Assets, End of Period (000’s)	$68,919	$67,239	$57,173	$42,737	$44,224
Ratios to Average Net Assets
Gross Expense	1.15%	1.15%	1.15%	1.16%	1.20%
Net Expenses(b)	0.59%	0.64%	0.65%	0.66%	0.67%
Net Investment Income	3.71%	3.58%	4.11%	3.83%	3.89%
Portfolio Turnover Rate	67%	64%	102%	119%	37%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

142	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB PENNSYLVANIA MUNICIPAL BOND FUND

CLASS A SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 10.13	$ 9.87	$10.02	$10.09	$10.01
Income (Loss) From Operations:
Net Investment Income	0.33 (c)	0.37 (c)	0.37 (c)	0.35 (c)	0.37
Net Realized and Unrealized Gain (Loss)	(0.11)	0.26	(0.14)	(0.07)	0.07

Total Income (Loss) From Operations	0.22	0.63	0.23	0.28	0.44

Less Distributions From:
Net Investment Income	(0.33)	(0.37)	(0.37)	(0.35)	(0.36)
Net Realized Gains	—	—	(0.01)	—	—

Total Distributions	(0.33)	(0.37)	(0.38)	(0.35)	(0.36)

Net Asset Value, End of Period	$10.02	$10.13	$ 9.87	$10.02	$10.09

Total Return(a)	2.33%	6.51%	2.39%	2.87%	4.49%
Net Assets, End of Period (000’s)	$7,750	$6,727	$4,731	$5,344	$5,407
Ratios to Average Net Assets
Gross Expense	1.40%	1.38%	1.37%	1.38%	1.40%
Net Expenses(b)	0.95%	0.95%	0.95%	0.95%	0.92%
Net Investment Income	3.30%	3.69%	3.77%	3.54%	3.63%
Portfolio Turnover Rate	19%	8%	21%	14%	26%

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 10.13	$ 9.87	$10.02	$10.09	$10.01
Income (Loss) From Operations:
Net Investment Income	0.36 (c)	0.38 (c)	0.38 (c)	0.37 (c)	0.37
Net Realized and Unrealized Gain (Loss)	(0.10)	0.26	(0.14)	(0.08)	0.08

Total Income (Loss) From Operations	0.26	0.64	0.24	0.29	0.45

Less Distributions From:
Net Investment Income	(0.36)	(0.38)	(0.38)	(0.36)	(0.37)
Net Realized Gains	—	—	(0.01)	—	—

Total Distributions	(0.36)	(0.38)	(0.39)	(0.36)	(0.37)

Net Asset Value, End of Period	$10.03	$10.13	$ 9.87	$10.02	$10.09

Total Return(a)	2.57%	6.62%	2.49%	2.97%	4.56%
Net Assets, End of Period (000’s)	$93,786	$98,299	$106,029	$117,723	$133,668
Ratios to Average Net Assets
Gross Expense	1.15%	1.13%	1.12%	1.13%	1.15%
Net Expenses(b)	0.70%	0.83%	0.85%	0.85%	0.85%
Net Investment Income	3.54%	3.82%	3.87%	3.64%	3.70%
Portfolio Turnover Rate	19%	8%	21%	14%	26%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	143

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MARYLAND MUNICIPAL BOND FUND

CLASS A SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 9.98	$ 9.50	$ 9.82	$10.10	$10.05
Income (Loss) From Operations:
Net Investment Income	0.36 (c)	0.38 (c)	0.40 (c)	0.39 (c)	0.39
Net Realized and Unrealized Gain (Loss)	(0.21)	0.49	(0.30)	(0.26)	0.08

Total Income (Loss) From Operations	0.15	0.87	0.10	0.13	0.47

Less Distributions From:
Net Investment Income	(0.36)	(0.39)	(0.40)	(0.39)	(0.39)
Net Realized Gains	—	—	(0.02)	(0.02)	(0.03)

Total Distributions	(0.36)	(0.39)	(0.42)	(0.41)	(0.42)

Net Asset Value, End of Period	$9.77	$ 9.98	$ 9.50	$ 9.82	$10.10

Total Return(a)	1.54%	9.24%	1.10%	1.30%	4.74%
Net Assets, End of Period (000’s)	$34,550	$42,303	$38,627	$41,846	$47,611
Ratios to Average Net Assets
Gross Expense	1.38%	1.38%	1.38%	1.39%	1.38%
Net Expenses(b)	0.94%	0.82%	0.79%	0.81%	0.82%
Net Investment Income	3.62%	3.90%	4.21%	3.95%	3.89%
Portfolio Turnover Rate	6%	8%	6%	3%	16%

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$ 9.99	$ 9.51	$ 9.83	$10.11	$10.06
Income (Loss) From Operations:
Net Investment Income	0.39 (c)	0.40 (c)	0.41 (c)	0.40 (c)	0.40
Net Realized and Unrealized Gain (Loss)	(0.20)	0.48	(0.30)	(0.26)	0.08

Total Income (Loss) From Operations	0.19	0.88	0.11	0.14	0.48

Less Distributions From:
Net Investment Income	(0.39)	(0.40)	(0.41)	(0.40)	(0.40)
Net Realized Gains	—	—	(0.02)	(0.02)	(0.03)

Total Distributions	(0.39)	(0.40)	(0.43)	(0.42)	(0.43)

Net Asset Value, End of Period	$9.79	$ 9.99	$ 9.51	$ 9.83	$10.11

Total Return(a)	1.90%	9.33%	1.20%	1.40%	4.84%
Net Assets, End of Period (000’s)	$78,912	$85,039	$79,494	$86,933	$98,014
Ratios to Average Net Assets
Gross Expense	1.13%	1.13%	1.13%	1.14%	1.14%
Net Expenses(b)	0.67%	0.70%	0.70%	0.72%	0.72%
Net Investment Income	3.90%	4.02%	4.30%	4.05%	4.00%
Portfolio Turnover Rate	6%	8%	6%	3%	16%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

144	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB VIRGINIA MUNICIPAL BOND FUND

CLASS A SHARES	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$10.86	$10.67	$10.67		$10.90	$10.93
Income (Loss) From Operations:
Net Investment Income	0.35 (c)	0.37 (c)	0.38	(c)	0.40 (c)	0.41
Net Realized and Unrealized Gain (Loss)	(0.08)	0.19	0.00	(d)	(0.14)	0.08

Total Income (Loss) From Operations	0.27	0.56	0.38		0.26	0.49

Less Distributions From:
Net Investment Income	(0.35)	(0.37)	(0.38)		(0.39)	(0.41)
Net Realized Gains	—	—	(0.00	)(d)	(0.10)	(0.11)

Total Distributions	(0.35)	(0.37)	(0.38)		(0.49)	(0.52)

Net Asset Value, End of Period	$10.78	$10.86	$10.67		$10.67	$10.90

Total Return(a)	2.48%	5.28%	3.73%		2.47%	4.56%
Net Assets, End of Period (000’s)	$20,803	$21,238	$20,085		$16,570	$18,129
Ratios to Average Net Assets
Gross Expense	1.79%	1.81%	1.88%		1.77%	1.71%
Net Expenses(b)	0.94%	0.82%	0.84%		0.88%	0.86%
Net Investment Income	3.21%	3.40%	3.62%		3.67%	3.76%
Portfolio Turnover Rate	11%	19%	7%		3%	9%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	145

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INTERMEDIATE-TERM BOND FUND

CLASS A SHARES	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$10.63	$ 9.96		$ 9.97	$ 9.81	$ 9.64
Income (Loss) From Operations:
Net Investment Income(c)	0.34	0.43		0.41	0.40	0.42
Net Realized and Unrealized Gain (Loss)	0.24	0.68		(0.00)	0.16	0.17

Total Income (Loss) From Operations	0.58	1.11		0.41	0.56	0.59

Less Distributions From:
Net Investment Income	(0.35)	(0.44)		(0.42)	(0.40)	(0.42)
Net Realized Gains	(0.10)	—		—	—	—

Total Distributions	(0.45)	(0.44)		(0.42)	(0.40)	(0.42)

Net Asset Value, End of Period	$10.76	$10.63		$ 9.96	$ 9.97	$ 9.81

Total Return(a)	5.51%	11.33%		4.20%	5.85%	6.19%
Net Assets, End of Period (000’s)	$6,744	$5,777		$2,619	$1,495	$1,455
Ratios to Average Net Assets
Gross Expense	1.43%	1.41%		1.35%	1.36%	1.36%
Net Expenses(b)	1.01%	0.87%		0.78%	0.85%	0.95%
Net Investment Income	3.18%	4.23%		4.22%	4.12%	4.23%
Portfolio Turnover Rate	485%	164%		191%	279%	189%

CLASS C SHARES	2011	2010(d)
Net Asset Value, Beginning of Period	$10.65	$10.55
Income (Loss) From Operations:
Net Investment Income(c)	0.25	0.02
Net Realized and Unrealized Gain (Loss)	0.25	0.10

Total Income (Loss) From Operations	0.50	0.12

Less Distributions From:
Net Investment Income	(0.27)	(0.02)
Net Realized Gains	(0.10)	—

Total Distributions	(0.37)	(0.02)

Net Asset Value, End of Period	$10.78	$10.65

Total Return(a)	4.79%	1.10%
Net Assets, End of Period (000’s)	$1,323	$48
Ratios to Average Net Assets
Gross Expense	2.19%	2.30	%(e)
Net Expenses(b)	1.74%	1.81	%(e)
Net Investment Income	2.39%	3.30	%(e)
Portfolio Turnover Rate	485%	164	%(f)

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

146	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INTERMEDIATE-TERM BOND FUND – (continued)

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.64	$ 9.96	$ 9.97	$ 9.81	$ 9.64
Income (Loss) From Operations:
Net Investment Income(c)	0.38	0.47	0.43	0.42	0.44
Net Realized and Unrealized Gain (Loss)	0.24	0.67	(0.01)	0.16	0.17

Total Income (Loss) From Operations	0.62	1.14	0.42	0.58	0.61

Less Distributions From:
Net Investment Income	(0.39)	(0.46)	(0.43)	(0.42)	(0.44)
Net Realized Gains	(0.10)	—	—	—	—

Total Distributions	(0.49)	(0.46)	(0.43)	(0.42)	(0.44)

Net Asset Value, End of Period	$10.77	$10.64	$ 9.96	$ 9.97	$ 9.81

Total Return(a)	5.96%	11.62%	4.35%	6.01%	6.42%
Net Assets, End of Period (000’s)	$107,625	$122,553	$126,742	$178,343	$195,560
Ratios to Average Net Assets
Gross Expense	1.17%	1.15%	1.09%	1.11%	1.11%
Net Expenses(b)	0.66%	0.63%	0.63%	0.70%	0.73%
Net Investment Income	3.54%	4.49%	4.31%	4.27%	4.44%
Portfolio Turnover Rate	485%	164%	191%	279%	189%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Reflects investment operations for the period from April 5, 2010 to April 30, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2010.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	147

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INCOME FUND

CLASS A SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.05	$ 9.24	$ 9.77	$ 9.84	$ 9.66
Income (Loss) From Operations:
Net Investment Income	0.38 (c)	0.39 (c)	0.45 (c)	0.46 (c)	0.44
Net Realized and Unrealized Gain (Loss)	0.26	0.81	(0.54)	(0.08)	0.20

Total Income (Loss) From Operations	0.64	1.20	(0.09)	0.38	0.64

Less Distributions From:
Net Investment Income	(0.38)	(0.39)	(0.44)	(0.45)	(0.45)
Net Realized Gains	(0.15)	—	—	—	(0.01)

Total Distributions	(0.53)	(0.39)	(0.44)	(0.45)	(0.46)

Net Asset Value, End of Period	$10.16	$10.05	$ 9.24	$ 9.77	$ 9.84

Total Return(a)	6.50%	13.13%	(0.84)%	3.93%	6.73%
Net Assets, End of Period (000’s)	$6,602	$6,289	$5,681	$5,572	$6,381
Ratios to Average Net Assets
Gross Expense	1.28%	1.26%	1.32%	1.29%	1.31%
Net Expenses(b)	1.00%	0.84%	0.78%	0.88%	0.99%
Net Investment Income	3.76%	4.00%	4.75%	4.66%	4.61%
Portfolio Turnover Rate	128%	142%	93%	152%	79%

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.90	$ 9.10	$ 9.63	$ 9.71	$ 9.53
Income (Loss) From Operations:
Net Investment Income	0.41 (c)	0.40 (c)	0.43 (c)	0.48 (c)	0.46
Net Realized and Unrealized Gain (Loss)	0.26	0.80	(0.50)	(0.10)	0.19

Total Income (Loss) From Operations	0.67	1.20	(0.07)	0.38	0.65

Less Distributions From:
Net Investment Income	(0.41)	(0.40)	(0.46)	(0.46)	(0.46)
Net Realized Gains	(0.15)	—	—	—	(0.01)

Total Distributions	(0.56)	(0.40)	(0.46)	(0.46)	(0.47)

Net Asset Value, End of Period	$10.01	$ 9.90	$ 9.10	$ 9.63	$ 9.71

Total Return(a)	6.93%	13.39%	(0.71)%	4.03%	7.03%
Net Assets, End of Period (000’s)	$209,386	$205,794	$159,120	$91,416	$115,486
Ratios to Average Net Assets
Gross Expense	1.03%	1.01%	1.06%	1.04%	1.06%
Net Expenses(b)	0.66%	0.64%	0.64%	0.73%	0.79%
Net Investment Income	4.12%	4.21%	4.83%	4.80%	4.81%
Portfolio Turnover Rate	128%	142%	93%	152%	79%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

148	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB STRATEGIC ALLOCATION FUND

CLASS A SHARES	2011(d)		2010(d)	2009(d)	2008(d)	2007(d)
Net Asset Value, Beginning of Period	$ 8.62		$ 6.72	$10.07	$10.67	$10.47
Income (Loss) From Operations:
Net Investment Income(c)	0.10		0.04	0.10	0.10	0.12
Net Realized and Unrealized Gain (Loss)	1.13		1.87	(2.82)	(0.19)	0.87

Total Income (Loss) From Operations	1.23		1.91	(2.72)	(0.09)	0.99

Less Distributions From:
Net Investment Income	(0.12)		(0.01)	(0.10)	(0.16)	(0.22)
Net Realized Gains	(0.03)		—	(0.53)	(0.35)	(0.57)

Total Distributions	(0.15)		(0.01)	(0.63)	(0.51)	(0.79)

Net Asset Value, End of Period	$ 9.70		$ 8.62	$ 6.72	$10.07	$10.67

Total Return(a)	14.54%		28.39%	(26.61)%	(0.93)%	9.80%
Net Assets, End of Period (000’s)	$75,554		$21,822	$21,871	$36,868	$41,963
Ratios to Average Net Assets
Gross Expense(h)	1.51%		1.39%	1.48%	1.20%	1.14%
Net Expenses(b)(h)	0.73%		0.83%	0.86%	0.88%	0.89%
Net Investment Income	0.97%		0.46%	1.31%	0.98%	1.20%
Portfolio Turnover Rate	55%		10%	42%	21%	22%

INSTITUTIONAL I SHARES	2011(g)
Net Asset Value, Beginning of Period	$ 8.08
Income (Loss) From Operations:
Net Investment Income(c)	0.10
Net Realized and Unrealized Gain (Loss)	1.66

Total Income (Loss) From Operations	1.76

Less Distributions From:
Net Investment Income	(0.11)
Net Realized Gains	(0.03)

Total Distributions	(0.14)

Net Asset Value, End of Period	$9.70

Total Return(a)	22.07%
Net Assets, End of Period (000’s)	$3,426
Ratios to Average Net Assets
Gross Expense(h)	1.44	%(e)
Net Expenses(b)(h)	0.67	%(e)
Net Investment Income	1.25	%(e)
Portfolio Turnover Rate	55	%(f)

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Effective June 11, 2010, shareholders of the former Managed Allocation Fund—Aggressive Growth, Managed Allocation Fund—Moderate Growth, and Managed Allocation Fund—Conservative Growth became owners of the Strategic Allocation Fund in a plan of reorganization. See Note 8. Additionally, the accounting and performance history of the Managed Allocation Fund—Moderate Growth Fund was redesignated as that of the Strategic Allocation Fund for Class A for periods prior to June 14, 2010.
(e)	Annualized for periods less than one year.
(f)	Reflects portfolio turnover for the Fund for the year ended April 30, 2011.
(g)	For the period from June 11, 2010 (commencement of operations) to April 30, 2011.
(h)	The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	149

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB LARGE CAP VALUE FUND

CLASS A SHARES	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$9.85	$ 7.03		$11.32	$13.41	$12.44
Income (Loss) From Operations:
Net Investment Income	0.01 (c)	0.04	(c)	0.19 (c)	0.12 (c)	0.12
Net Realized and Unrealized Gain (Loss)	1.64	2.83		(4.30)	(1.35)	1.80

Total Income (Loss) From Operations	1.65	2.87		(4.11)	(1.23)	1.92

Less Distributions From:
Net Investment Income	(0.03)	(0.05)		(0.15)	(0.12)	(0.12)
Return of Capital	—	(0.00	)(d)	—	—	—
Net Realized Gains	—	—		(0.03)	(0.74)	(0.83)

Total Distributions	(0.03)	(0.05)		(0.18)	(0.86)	(0.95)

Net Asset Value, End of Period	$11.47	$ 9.85		$ 7.03	$11.32	$13.41

Total Return(a)	16.79%	41.02%		(36.53)%	(9.56)%	16.10%
Net Assets, End of Period (000’s)	$7,315	$6,606		$5,027	$40,021	$39,023
Ratios to Average Net Assets
Gross Expense	1.43%	1.42%		1.34%	1.31%	1.21%
Net Expenses(b)	1.31%	1.15%		0.53%	1.03%	0.93%
Net Investment Income	0.09%	0.41%		2.30%	0.93%	0.94%
Portfolio Turnover Rate	26%	29%		34%	17%	18%

INSTITUTIONAL I SHARES	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$9.88	$ 7.05		$11.34	$13.41	$12.45
Income (Loss) From Operations:
Net Investment Income	0.05 (c)	0.05	(c)	0.13 (c)	0.13 (c)	0.11
Net Realized and Unrealized Gain (Loss)	1.63	2.84		(4.26)	(1.34)	1.79

Total Income (Loss) From Operations	1.68	2.89		(4.13)	(1.21)	1.90

Less Distributions From:
Net Investment Income	(0.05)	(0.06)		(0.13)	(0.12)	(0.11)
Return of Capital	—	(0.00	)(d)	—	—	—
Net Realized Gains	—	—		(0.03)	(0.74)	(0.83)

Total Distributions	(0.05)	(0.06)		(0.16)	(0.86)	(0.94)

Net Asset Value, End of Period	$11.51	$ 9.88		$ 7.05	$11.34	$13.41

Total Return(a)	17.08%	41.23%		(36.62)%	(9.42)%	15.92%
Net Assets, End of Period (000’s)	$175,440	$156,442		$117,108	$121,163	$133,496
Ratios to Average Net Assets
Gross Expense	1.18%	1.17%		1.13%	1.13%	1.14%
Net Expenses(b)	1.02%	0.99%		0.96%	0.97%	1.00%
Net Investment Income	0.48%	0.57%		1.55%	0.99%	0.88%
Portfolio Turnover Rate	26%	29%		34%	17%	18%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

150	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB LARGE CAP GROWTH FUND

CLASS A SHARES	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$8.09	$5.80		$ 8.75	$ 9.29		$ 8.30
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.05)	0.00	(d)	(0.01)	0.00	(d)	0.01
Net Realized and Unrealized Gain (Loss)	1.51	2.29		(2.93)	(0.27)		0.98

Total Income (Loss) From Operations	1.46	2.29		(2.94)	(0.27)		0.99

Less Distributions From:
Net Investment Income	(0.01)	(0.00	)(d)	(0.01)	(0.02)		—
Net Realized Gains	—	—		—	(0.25)		—
Return of Capital	—	—		—	(0.00	)(d)	—

Total Distributions	(0.01)	—		(0.01)	(0.27)		—

Net Asset Value, End of Period	$9.54	$8.09		$ 5.80	$ 8.75		$ 9.29

Total Return(a)	18.00%	39.52%		(33.56)%	(3.09)%		11.93%
Net Assets, End of Period (000’s)	$22,790	$20,790		$15,714	$1,858		$1,987
Ratios to Average Net Assets
Gross Expense	1.66%	1.64%		1.53%	1.63%		1.71%
Net Expenses(b)	1.42%	1.29%		1.23%	1.31%		1.32%
Net Investment Income (Loss)	(0.58)%	(0.06)%		(0.16)%	0.05%		0.16%
Portfolio Turnover Rate	61%	83%		138%	76%		56%

INSTITUTIONAL I SHARES	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$8.09	$ 5.80		$ 8.75	$ 9.28		$ 8.30
Income (Loss) From Operations:
Net Investment Income(c)	0.02	0.01		0.02	0.01		0.03
Net Realized and Unrealized Gain (Loss)	1.47	2.29		(2.95)	(0.27)		0.97

Total Income (Loss) From Operations	1.49	2.30		(2.93)	(0.26)		1.00

Less Distributions From:
Net Investment Income	(0.02)	(0.01)		(0.02)	(0.02)		(0.02)
Net Realized Gains	—	—		—	(0.25)		—
Return of Capital	—	—		—	(0.00	)(d)	—

Total Distributions	(0.02)	(0.01)		(0.02)	(0.27)		(0.02)

Net Asset Value, End of Period	$ 9.56	$ 8.09		$ 5.80	$ 8.75		$ 9.28

Total Return(a)	18.40%	39.72%		(33.47)%	(2.97)%		12.09%
Net Assets, End of Period (000’s)	$123,247	$121,608		$92,658	$69,988		$49,283
Ratios to Average Net Assets
Gross Expense	1.41%	1.39%		1.36%	1.38%		1.46%
Net Expenses(b)	1.03%	1.10%		1.13%	1.17%		1.15%
Net Investment Income	0.25%	0.14%		0.30%	0.16%		0.30%
Portfolio Turnover Rate	61%	83%		138%	76%		56%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	151

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB MID CAP GROWTH FUND

CLASS A SHARES	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$12.24	$ 8.37		$13.43	$15.05	$16.29
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.11)	(0.05)		(0.01)	(0.09)	(0.07)
Net Realized and Unrealized Gain (Loss)	4.08	3.93		(4.74)	0.74	0.99

Total Income (Loss) From Operations	3.97	3.88		(4.75)	0.65	0.92

Less Distributions From:
Net Investment Income	—	(0.01)		—	—	—
Return of Capital	—	(0.00	)(d)	—	—	—
Net Realized Gains	—	—		(0.31)	(2.27)	(2.16)

Total Distributions	—	(0.01)		(0.31)	(2.27)	(2.16)

Net Asset Value, End of Period	$16.21	$12.24		$ 8.37	$13.43	$15.05

Total Return(a)	32.43%	46.30%		(34.75)%	4.48%	6.64%
Net Assets, End of Period (000’s)	$63,168	$40,438		$19,638	$6,314	$6,930
Ratios to Average Net Assets
Gross Expense	1.62%	1.62%		1.59%	1.66%	1.64%
Net Expenses(b)	1.24%	1.13%		1.08%	1.25%	1.29%
Net Investment Income (Loss)	(0.85)%	(0.51)%		(0.10)%	(0.60)%	(0.51)%
Portfolio Turnover Rate	34%	56%		90%	58%	75%

INSTITUTIONAL I SHARES	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$12.49	$ 8.54		$13.66	$15.25	$16.45
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.07)	(0.04)		0.02	(0.07)	(0.05)
Net Realized and Unrealized Gain (Loss)	4.15	4.00		(4.83)	0.75	1.01

Total Income (Loss) From Operations	4.08	3.96		(4.81)	0.68	0.96

Less Distributions From:
Net Investment Income	—	(0.01)		—	—	—
Return of Capital	—	(0.00	)(d)	—	—	—
Net Realized Gains	—	—		(0.31)	(2.27)	(2.16)

Total Distributions	—	(0.01)		(0.31)	(2.27)	(2.16)

Net Asset Value, End of Period	$16.57	$12.49		$ 8.54	$13.66	$15.25

Total Return(a)	32.67%	46.37%		(34.60)%	4.63%	6.83%
Net Assets, End of Period (000’s)	$187,207	$143,594		$95,447	$68,897	$53,180
Ratios to Average Net Assets
Gross Expense	1.37%	1.36%		1.39%	1.41%	1.39%
Net Expenses(b)	1.06%	0.96%		0.94%	1.11%	1.14%
Net Investment Income (Loss)	(0.54)%	(0.33)%		0.18%	(0.49)%	(0.35)%
Portfolio Turnover Rate	34%	56%		90%	58%	75%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

152	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SMALL CAP GROWTH FUND

CLASS A SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.48	$ 9.99	$15.53	$19.40	$21.07
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.21)	(0.12)	(0.06)	(0.17)	(0.13)
Net Realized and Unrealized Gain (Loss)	3.93	4.61	(5.48)	(0.65)	1.59

Total Income (Loss) From Operations	3.72	4.49	(5.54)	(0.82)	1.46

Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	—	—	—	(3.05)	(3.13)

Total Distributions	—	—	—	(3.05)	(3.13)

Net Asset Value, End of Period	$18.20	$14.48	$ 9.99	$15.53	$19.40

Total Return(a)	25.69%	44.94%	(35.67)%	(5.26)%	8.08%
Net Assets, End of Period (000’s)	$47,884	$41,276	$29,935	$47,294	$55,406
Ratios to Average Net Assets
Gross Expense	1.67%	1.70%	1.66%	1.62%	1.61%
Net Expenses(b)	1.45%	1.30%	1.26%	1.31%	1.31%
Net Investment Income (Loss)	(1.43)%	(0.98)%	(0.49)%	(0.93)%	(0.68)%
Portfolio Turnover Rate	393%	635%	865%	600%	452%

CLASS C SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.97	$ 9.61	$14.93	$18.75	$20.47
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.15)	(0.09)	(0.05)	(0.15)	(0.13)
Net Realized and Unrealized Gain (Loss)	3.74	4.45	(5.27)	(0.63)	1.54

Total Income (Loss) From Operations	3.59	4.36	(5.32)	(0.78)	1.41

Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	—	—	—	(3.04)	(3.13)

Total Distributions	—	—	—	(3.04)	(3.13)

Net Asset Value, End of Period	$17.56	$13.97	$ 9.61	$14.93	$18.75

Total Return(a)	25.79%	45.27%	(35.63)%	(5.23)%	8.06%
Net Assets, End of Period (000’s)	$357	$325	$210	$299	$287
Ratios to Average Net Assets
Gross Expense	2.17%	2.20%	2.62%	1.47%	1.39%
Net Expenses(b)	1.48%	1.09%	1.22%	1.28%	1.31%
Net Investment Income (Loss)	(1.05)%	(0.75)%	(0.42)%	(0.89)%	(0.68)%
Portfolio Turnover Rate	393%	635%	865%	600%	452%

(Financial Highlights continued next page)

April 30, 2011  /  ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	153

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB SMALL CAP GROWTH FUND – (continued)

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.89	$10.26	$15.94	$19.83	$21.44
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.12)	(0.10)	(0.05)	(0.15)	(0.11)
Net Realized and Unrealized Gain (Loss)	3.99	4.73	(5.63)	(0.67)	1.63

Total Income (Loss) From Operations	3.87	4.63	(5.68)	(0.82)	1.52

Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	—	—	—	(3.07)	(3.13)

Total Distributions	—	—	—	(3.07)	(3.13)

Net Asset Value, End of Period	$18.76	$14.89	$10.26	$15.94	$19.83

Total Return(a)	25.99%	45.13%	(35.63)%	(5.16)%	8.22%
Net Assets, End of Period (000’s)	$148,560	$130,502	$93,014	$141,074	$126,882
Ratios to Average Net Assets
Gross Expense	1.42%	1.45%	1.43%	1.38%	1.38%
Net Expenses(b)	1.24%	1.17%	1.18%	1.19%	1.18%
Net Investment Income (Loss)	(0.81)%	(0.84)%	(0.40)%	(0.81)%	(0.56)%
Portfolio Turnover Rate	393%	635%	865%	600%	452%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

ANNUAL REPORT  /  April 30, 2011

154	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

MTB INTERNATIONAL EQUITY FUND

CLASS A SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.43	$ 6.24	$12.18	$13.75	$12.26
Income (Loss) From Operations:
Net Investment Income(c)	0.08	0.08	0.18	0.17	0.16
Net Realized and Unrealized Gain (Loss)	1.60	2.12	(5.67)	(0.44)	2.08

Total Income (Loss) From Operations	1.68	2.20	(5.49)	(0.27)	2.24

Less Distributions From:
Net Investment Income	(0.08)	(0.01)	(0.15)	(0.13)	(0.12)
Net Realized Gains	—	—	(0.30)	(1.17)	(0.63)

Total Distributions	(0.08)	(0.01)	(0.45)	(1.30)	(0.75)

Net Asset Value, End of Period	$10.03	$ 8.43	$ 6.24	$12.18	$13.75

Total Return(a)	20.16%	35.06%	(44.87)%	(2.39)%	18.89%
Net Assets, End of Period (000’s)	$7,965	$7,129	$5,691	$11,709	$13,245
Ratios to Average Net Assets
Gross Expense	1.73%	1.72%	1.69%	1.69%	1.85%
Net Expenses(b)	1.47%	1.43%	1.37%	1.43%	1.54%
Net Investment Income	0.91%	0.98%	2.21%	1.25%	1.30%
Portfolio Turnover Rate	44%	52%	105%	58%	39%

INSTITUTIONAL I SHARES	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.36	$ 6.19	$12.09	$13.64	$12.17
Income (Loss) From Operations:
Net Investment Income(c)	0.10	0.09	0.18	0.18	0.17
Net Realized and Unrealized Gain (Loss)	1.58	2.10	(5.62)	(0.42)	2.06

Total Income (Loss) From Operations	1.68	2.19	(5.44)	(0.24)	2.23

Less Distributions From:
Net Investment Income	(0.09)	(0.02)	(0.16)	(0.14)	(0.13)
Net Realized Gains	—	—	(0.30)	(1.17)	(0.63)

Total Distributions	(0.09)	(0.02)	(0.46)	(1.31)	(0.76)

Net Asset Value, End of Period	$9.95	$ 8.36	$ 6.19	$12.09	$13.64

Total Return(a)	20.24%	35.33%	(44.84)%	(2.25)%	18.93%
Net Assets, End of Period (000’s)	$234,926	$196,459	$153,106	$273,900	$244,088
Ratios to Average Net Assets
Gross Expense	1.48%	1.47%	1.46%	1.45%	1.62%
Net Expenses(b)	1.33%	1.32%	1.30%	1.31%	1.46%
Net Investment Income	1.19%	1.10%	2.27%	1.42%	1.33%
Portfolio Turnover Rate	44%	52%	105%	58%	39%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(b)	The investment advisor and other service providers waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

April 30, 2011  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	155
1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of

23 portfolios, 15 of which are presented herein (individually referred to as the “Fund” or collectively as the “Funds”). The remaining 8 funds (1 of which is only made available to variable annuity contracts) are presented in separate reports.

Fund	Investment Goal
MTB Short Duration Government Bond Fund (“Short Duration Government Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, preservation of capital.

MTB Short-Term Corporate Bond Fund (“Short-Term Corporate Bond Fund”)(d)	The Fund seeks to provide current income.

MTB U.S. Government Bond Fund (“U.S. Government Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital appreciation.

MTB New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

MTB Pennsylvania Municipal Bond Fund (“Pennsylvania Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and Pennsylvania state and local income taxes.

MTB Maryland Municipal Bond Fund (“Maryland Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.

MTB Virginia Municipal Bond Fund (“Virginia Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and Virginia state and local income taxes.

MTB Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

MTB Income Fund (“Income Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

MTB Strategic Allocation Fund (“Strategic Allocation Fund”)(d),*	The Fund seeks to provide total return.

MTB Large Cap Value Fund (“Large Cap Value Fund”)(d)	The Fund seeks to provide long term capital appreciation and secondarily, current income.

MTB Large Cap Growth Fund (“Large Cap Growth Fund”)(d)	The Fund seeks to provide long term capital appreciation.

MTB Mid Cap Growth Fund (“Mid Cap Growth Fund”)(d)	The Fund seeks to provide long term capital appreciation.

MTB Small Cap Growth Fund (“Small Cap Growth Fund”)(d)	The Fund seeks to provide long term capital appreciation.

MTB International Equity Fund (“International Equity Fund”)(d)	The Fund seeks to provide long term capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

(d)	Diversified

(n)	Non-diversified

*	Information presented for periods prior to June 14, 2010 reflects the operating results of a predecessor portfolio of the Trust. See Note 8.

The Trust offers 7 classes of shares: Class A Shares, Class A2 Shares (formerly Institutional Shares), Class C Shares, Class S Shares, Corporate Shares, Institutional I Shares and Institutional II Shares. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

At a meeting of the Board of Trustees (the “Board”, or the “Trustees”) of the Trust held on March 9, 2011, the Trustees approved the conversion of the Class B Shares of each Fund, into Class A Shares of the same Fund.

On April 1, 2011, Class B Shares of the Funds were terminated after the conversion into Class A Shares of the same Fund. The conversion was tax-free for federal income tax purposes, which means that former Class B shareholders will not have a taxable gain or loss on the conversion of their Class B Shares to Class A Shares. Class B Shares of each Fund have been closed to new investors since December 31, 2008.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment Valuation – Fair value of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

(continued on next page)

ANNUAL REPORT  /  April 30, 2011

156	NOTES TO FINANCIAL STATEMENTS
•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

•	investments in other open-end regulated investment companies are valued at net asset value (“NAV”);

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing its NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

The Trust follows the authoritative guidance for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the beginning of the reporting period. Each portfolio may hold securities which are periodically fair valued in accordance with the Funds’ fair value procedures. This may result in movements between Levels 1, 2 and 3 throughout the period. At April 30, 2011, there were no significant transfers between Levels 1, 2 and 3 assets and liabilities. This does not include transfers between Level 1 and Level 2 investments due to the MTB International Equity Fund utilizing international fair value pricing during the year.

In May 2011, the International Accounting Standards Board and the Financial Accounting Standards Board issued new guidance to improve and align fair value measurement and disclosure requirements. The guidance was issued as International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement, and Accounting Standards Update (“ASU”) No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. IFRS 13 and ASU 2011-04 include common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. In addition, ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of

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April 30, 2011  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	157

the ex-dividend date. Inflation/deflation adjustments on Treasury Inflation-Protected Securities are included in interest income. Investment transactions are accounted for on a trade date for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

All Funds offer multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distribution from net investment income are declared and paid as follows:

Fund	Dividends Declared	Dividends Paid
Short Duration Government Bond Fund	Daily	Monthly
Short-Term Corporate Bond Fund	Daily	Monthly
U.S. Government Bond Fund	Daily	Monthly
New York Municipal Bond Fund	Daily	Monthly
Pennsylvania Municipal Bond Fund	Daily	Monthly
Maryland Municipal Bond Fund	Daily	Monthly
Virginia Municipal Bond Fund	Daily	Monthly
Intermediate-Term Bond Fund	Daily	Monthly
Income Fund	Daily	Monthly
Strategic Allocation Fund	Quarterly	Quarterly
Large Cap Value Fund	Quarterly	Quarterly
Large Cap Growth Fund	Annually	Annually
Mid Cap Growth Fund	Annually	Annually
Small Cap Growth Fund	Annually	Annually
International Equity Fund	Annually	Annually

Premium and Discount Amortization/Accretion and Paydown Gains and Losses – All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes – It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income or excise tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Funds may transact in “To Be Announced Securities” (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Funds agree to accept any security that meets specified criteria. For example, in a TBA mortgage transaction, the Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The Funds record TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Funds.

Foreign Exchange Contracts – The International Equity Fund may enter into foreign currency commitments or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign Currency Translation – The accounting records of the International Equity Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (“FCs”) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from

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ANNUAL REPORT  /  April 30, 2011

158	NOTES TO FINANCIAL STATEMENTS

registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Futures Contracts – The International Equity Fund may periodically purchase stock index futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There were no futures contracts outstanding during the year ended April 30, 2011.

Dollar Roll Transactions – The U.S. Government Bond Fund, Intermediate-Term Bond Fund and Income Fund may enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Funds sell mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon, maturity) securities at a later date at an agreed upon price. Dollar roll transactions, which are treated as purchase and sales, will not exceed 12 months. There were no dollar roll transactions outstanding during the year ended April 30, 2011.

Lending of Portfolio Securities

Effective September 2009, the Trust entered into an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

Investments purchased with cash collateral are presented on the portfolios of investments under the caption “Cash Collateral Invested for Securities on Loan.”

As of April 30, 2011, the Funds listed below had securities with the following values on loan:

Fund	Value of Securities on Loan	Value of Collateral
MTB Short-Term Corporate Bond Fund	13,445,286	13,749,665
MTB U.S. Government Bond Fund	9,215,580	9,405,052
MTB Intermediate-Term Bond Fund	12,115,201	12,359,354
MTB Income Fund	1,614,000	1,646,948
MTB Strategic Allocation Fund	1,248,491	1,274,922
MTB Large Cap Value Fund	1,381,231	1,411,331
MTB Large Cap Growth Fund	7,192,951	7,439,968
MTB Mid Cap Growth Fund	19,586,779	20,156,443
MTB Small Cap Growth Fund	8,080,781	8,360,467
MTB International Equity Fund	9,472,310	10,616,027

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

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April 30, 2011  /  ANNUAL REPORT

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3.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for income recognition on foreign currency transactions, expiration of capital loss carryforwards, reclassification of ordinary loss to short-term gains, market discount reclass, partnership adjustments, REIT dividend reclasses, and discount accretion/premium amortization on debt securities.

As of April 30, 2011, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Funds’ federal tax returns filed for the three-year periods ended April 30, 2010, 2009, and 2008, remain subject to examination by the Internal Revenue Service.

For the year ended April 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-in Capital	Increase (Decrease) Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)
New York Municipal Bond Fund	$—	$3,744	$(3,744)
Pennsylvania Municipal Bond Fund	—	90,210	(90,210)
Maryland Municipal Bond Fund	—	1,471	(1,471)
Virginia Municipal Bond Fund	—	(3,707)	3,707
Strategic Allocation Fund	10,608,806	161,214	(10,770,020)
Large Cap Value Fund	(6,428,515)	14,624	6,413,891
Large Cap Growth Fund	(5,918,659)	1,556	5,917,103
Mid Cap Growth Fund	(6,845,120)	1,150,181	5,694,939
Small Cap Growth Fund	(13,144,651)	1,445,284	11,699,367
International Equity Fund	—	(253,372)	253,372

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended April 30, 2011 and 2010 were as follows:

	2011			2010
Fund	Ordinary Income*		Long-Term Capital Gains	Return of Capital	Ordinary Income*
Short Duration Government Bond Fund	$2,649,131		$—	$—	$2,716,863
Short-Term Corporate Bond Fund	2,552,493		223,603	—	2,054,067
U.S. Government Bond Fund	2,324,606		—	—	2,919,878
New York Municipal Bond Fund	3,892,166	**	—	—	3,564,950	***
Pennsylvania Municipal Bond Fund	3,682,561	**	—	—	4,173,687	***
Maryland Municipal Bond Fund	4,681,409	**	—	—	4,903,847	***
Virginia Municipal Bond Fund	681,181	**	—	—	690,469	***
Intermediate-Term Bond Fund	5,074,368		579,284	—	5,718,626
Income Fund	8,854,834		2,576,783	—	8,076,455
Strategic Allocation Fund	800,183		289,643	—	20,575
Large Cap Value Fund	765,478		—	8,559	1,052,647
Large Cap Growth Fund	235,142		—	—	221,004
Mid Cap Growth Fund	—		—	39	114,384
Small Cap Growth Fund	—		—	—	—
International Equity Fund	2,177,030		—	—	395,446

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

**	Included in this amount is tax exempt income of $3,887,386, $3,594,614, $4,672,384 and $681,181 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund, and Virginia Municipal Bond Fund, respectively.

***	Included in this amount is tax exempt income of $3,560,594, $4,173,687, $4,896,106 and $690,469 for New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund, and Virginia Municipal Bond Fund, respectively.

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ANNUAL REPORT  /  April 30, 2011

160	NOTES TO FINANCIAL STATEMENTS

As of April 30, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed/ Over Distributed Ordinary Income		Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards and Deferrals
Short Duration Government Bond Fund	$(1,656)		$—	$1,685,144	$(841,273)
Short-Term Corporate Bond Fund	230,909		238,938	2,003,948	—
US Government Bond Fund	13,768		—	3,276,162	(2,936,468)
New York Municipal Bond Fund	(5,730)		—	2,051,502	(4,456,234)
Pennsylvania Municipal Bond Fund	107,694	*	—	2,469,882	(760,034)
Maryland Municipal Bond Fund	3,875	*	—	(17,922)	(119,233)
Virginia Municipal Bond Fund	2,441	*	36,069	597,812	—
Intermediate-Term Bond Fund	419,703		954,679	3,783,221	—
Income Fund	7,645		1,583,436	9,108,309	—
Strategic Allocation Fund	80,387		91,452	8,895,125	(15,281,583)
Large Cap Value Fund	—		—	33,649,680	(22,181,247)
Large Cap Growth Fund	—		—	42,473,429	(22,881,260)
Mid Cap Growth Fund	—		—	95,098,189	(24,974,769)
Small Cap Growth Fund	—		—	37,180,803	(37,360.124)
International Equity Fund	2,398,831		—	49,980,724	(66,327,491)

*	Included in this amount is tax exempt income of $107,694, $3,875 and $ 2,441 for Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund, and Virginia Municipal Bond Fund, respectively. For tax purposes all dividends are tax-exempt in nature. Amounts shown above reflect current year timing differences including the Fund’s current dividends payable.

At April 30, 2011, the following Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	2012	2013	2014	2015	2016	2017	2018	2019	Total Capital Loss Carryforwards
Short Duration Government Bond Fund	$—	$—	$305,277	$129,435	$—	$—	$—	$108,426	$543,138
US Government Bond Fund	72,330	640,541	385,099	1,129,658	—	—	—	—	2,227,628
New York Municipal Bond Fund	—	—	—	47,687	426,253	440,374	3,002,344	—	3,916,658
Pennsylvania Municipal Bond Fund	—	—	—	—	—	760,034	—	—	760,034
Maryland Municipal Bond Fund	—	—	—	—	—	—	98,224	—	98,224
Strategic Allocation Fund	—	—	—	—	214,149	13,256,414	1,811,021	—	15,281,584
Large Cap Value Fund	—	—	—	—	3,385,559	17,106,918	1,646,592	—	22,139,069
Large Cap Growth Fund	—	—	—	—	19,027,845	3,853,415	—	—	22,881,260
Mid Cap Growth Fund	—	—	—	—	5,162,793	18,451,046	1,360,930	—	24,974,769
Small Cap Growth Fund	—	—	—	—	9,116,675	26,969,809	1,273,640	—	37,360,124
International Equity Fund	—	—	—	—	—	8,395,084	57,932,407	—	66,327,491

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As a result of the tax-free transfer of assets described in Note 8, and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may further be limited for up to five years from the date of the reorganization.

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April 30, 2011  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	161

The Funds used capital loss carryforwards as follows to offset taxable capital gains realized during the year ended April 30, 2011:

Fund	Capital Loss Carryforwards Used
Short-Term Corporate Bond Fund	$595,973
U.S. Government Bond Fund	523,404
New York Municipal Bond Fund	163,992
Pennsylvania Municipal Bond Fund	125,175
Maryland Municipal Bond Fund	269,096
Virginia Municipal Bond Fund	41,077
Intermediate-Term Bond Fund	1,331,802
Income Fund	1,022,833
Strategic Allocation Fund	2,510,146
Large Cap Value Fund	1,223,185
Large Cap Growth Fund	10,853,457
Mid Cap Growth Fund	12,228,733
Small Cap Growth Fund	34,856,280
International Equity Fund	8,703,549

Additionally, the following capital loss carryforwards expired or were written off due to limitations during the year ended April 30, 2011:

Fund	Capital Loss Carryforwards Expired
Strategic Allocation Fund	$8,683,955
Large Cap Value Fund	6,413,788
Large Cap Growth Fund	5,917,103
Mid Cap Growth Fund	5,694,939
Small Cap Growth Fund	11,667,326

Under current tax regulations, capital losses on securities transactions realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post-October losses deferred to May 1, 2011 are as follows:

Fund	Post October Capital Losses	Post October Currency Losses
Short Duration Government Bond Fund	$298,135	$—
U.S. Government Bond Fund	708,840	—
New York Municipal Bond Fund	539,576	—
Maryland Municipal Bond Fund	21,009	—
Large Cap Value Fund	42,178	—
International Equity Fund	—	111,803

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – MTB Investment Advisors, Inc. (“MTBIA”, or the “Advisor”) receives for its services an annual investment advisory fee, accrued daily and paid daily, based on a percentage of each Fund’s average daily net assets (see below). The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Funds. For the year ended April 30, 2011, the Advisor contractually agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of each Fund in order to limit each Fund’s average expenses for the year.

The Advisor contractually agreed to waive a portion of its investment advisory fees through August 31, 2011, exclusive of distribution (12b-1) and shareholder service fees for the following Funds:

Fund Name	Contractual Operating Expense Limit
Short Duration Government Bond Fund	0.64%
Short-Term Corporate Bond Fund	0.61%
U.S. Government Bond Fund	0.74%
New York Municipal Bond Fund	0.59%
Pennsylvania Municipal Bond Fund	0.70%
Maryland Municipal Bond Fund	0.67%
Virginia Municipal Bond Fund	0.71%
Intermediate-Term Bond Fund	0.66%
Income Fund	0.66%
Strategic Allocation Fund	0.85%
Large Cap Value Fund	0.92%
Large Cap Growth Fund	1.02%
Mid Cap Growth Fund	0.95%*
Small Cap Growth Fund	1.13%
International Equity Fund	1.36%

*	Effective January 17, 2011. Prior to this date the contractual operating expense limit was 0.84%.

Fund	Advisory Fee Annual Rate
Short Duration Government Bond Fund	0.60%
Short-Term Corporate Bond Fund	0.70%
U.S. Government Bond Fund	0.70%
New York Municipal Bond Fund	0.70%
Pennsylvania Municipal Bond Fund	0.70%
Maryland Municipal Bond Fund	0.70%
Virginia Municipal Bond Fund	0.70%
Intermediate-Term Bond Fund	0.70%
Income Fund	0.60%
Strategic Allocation Fund	0.65%
Large Cap Value Fund	0.70%
Large Cap Growth Fund	0.85%
Mid Cap Growth Fund	0.85%
Small Cap Growth Fund	0.85%
International Equity Fund	1.00%

The Advisor has entered into Sub-Advisory agreements with the following sub-advisors to manage the Funds indicated, subject to supervision by the Advisor and the Trustees, and in accordance with the investment goal and restrictions of the respective Funds. For their services, each sub-advisor receives a fee based upon the

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ANNUAL REPORT  /  April 30, 2011

162	NOTES TO FINANCIAL STATEMENTS

amount of their respective Fund’s average daily net assets that they manage for the Fund, which is paid by the Advisor and not by the Fund.

Fund	Sub-Advisor

Large Cap Value Fund	NWQ Investment Management Company LLC

International Equity Fund	LSV Asset Management

Baring International Investment Limited

Hansberger Global Investors, Inc.

Administrative Fee – BNY Mellon provides the Trust with fund administration, accounting, and custody services. Fees for such services are based on assets and volume of transactions. For the period September 10, 2007 through September 10, 2010, BNY Mellon agreed to limit fees payable by the Trust for fund administration, accounting and custody services to $2,679,285 per year. MTBIA in its role as co-administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. These services were provided for at an aggregate annual fee as specified below.

Administrative personnel and services fees payable to MTBIA are calculated as follows:

Maximum Fee	Average Aggregate Daily Net Assets of the Trust

0.033%	on the first $5 billion

0.020%	on the next $2 billion

0.016%	on the next $3 billion

0.015%	on assets in excess of $10 billion

MTBIA may voluntarily choose to waive any portion of its fee. MTBIA can modify or terminate its voluntary waiver at any time at its sole discretion. For the year ended April 30, 2011, MTBIA did not waive any administrative personnel and services fee.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries,

which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares and up to 1.00% of the average daily net assets of Class C Shares for the Short Duration Government Bond Fund, the Short-Term Corporate Bond Fund and the Intermediate-Term Bond Fund, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares. The rate for Class C Shares of the Small Cap Growth Fund is 0.75% of the average daily net assets.

The Funds may reduce the maximum amount of distribution services fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2011, M&T Securities, Inc. and Manufacturers and Traders Trust Company (together "M&T"), affiliates of the Advisor, received a portion of the fees paid by the Funds which are listed below:

Fund	Distribution Fees

Short Duration Government Bond Fund	$22,603

Short-Term Corporate Bond Fund	1,945

U.S. Government Bond Fund	11,278

New York Municipal Bond Fund	67,330

Pennsylvania Municipal Bond Fund	14,661

Maryland Municipal Bond Fund	83,753

Virginia Municipal Bond Fund	38,729

Intermediate-Term Bond Fund	6,434

Income Fund	6,943

Strategic Allocation Fund	83,367

Large Cap Value Fund	9,448

Large Cap Growth Fund	38,842

Mid Cap Growth Fund	72,202

Small Cap Growth Fund	34,185

International Equity Fund	6,250

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April 30, 2011  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	163

Sales Charges – The Class A Shares of all the Funds bear front-end sales charges. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”).

For year ended April 30, 2011, M&T received the amounts listed below from sales charges on the sale of Class A Shares and from the CDSC charges upon redemptions of both Class B and C Shares.

Fund	Sales Charges from Class A Shares	CDSC Charges from Class B and Class C Shares
Short Duration Government Bond Fund	$3,367	$5,960
Short-Term Corporate Bond Fund	359	1,015
U.S. Government Bond Fund	329	144
New York Municipal Bond Fund	3,718	6,103
Pennsylvania Municipal Bond Fund	6,005	10,276
Maryland Municipal Bond Fund	830	9,795
Virginia Municipal Bond Fund	548	—
Intermediate-Term Bond Fund	2,761	400
Income Fund	1,433	425
Strategic Allocation Fund	17,601	9,692
Large Cap Value Fund	351	922
Large Cap Growth Fund	610	1,565
Mid Cap Growth Fund	1,587	2,293
Small Cap Growth Fund	872	576
International Equity Fund	432	883

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A Shares, Class C Shares and Institutional I Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T, an affiliate of the Advisor, has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled. For year ended April 30, 2011, M&T received a portion of the fees paid by the following Funds which are listed below:

Fund	Shareholder Services Fee
Short Duration Government Bond Fund	$455
Short-Term Corporate Bond Fund	372
U.S. Government Bond Fund	4,808
New York Municipal Bond Fund	1,661
Pennsylvania Municipal Bond Fund	837
Maryland Municipal Bond Fund	11,204
Intermediate-Term Bond Fund	2,916
Income Fund	3,698
Strategic Allocation Fund	26,591
Large Cap Value Fund	149,704
Large Cap Growth Fund	39,388
Mid Cap Growth Fund	277,715
Small Cap Growth Fund	139,014
International Equity Fund	183,580

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ANNUAL REPORT  /  April 30, 2011

164	NOTES TO FINANCIAL STATEMENTS

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds.

ALPS Fund Services, Inc. provides transfer agency services to the Trust. For the period November 16, 2007 through November 16, 2010, BNY Mellon agreed to pay the excess amount of fees payable to ALPS Fund Services, Inc. for transfer agency services when the total expenses payable by the Trust exceed $1,047,803 per year. Effective October 1, 2010, BNY Mellon agreed to pay the excess amount of fees payable to ALPS Fund Services, Inc. when the total expenses payable by the Trust exceed $995,413 until October 1, 2011. These amounts are shown as reimbursements on the Statements of Operations.

General – Certain Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. Transactions with affiliated companies during the year ended April 30, 2011 are as follows:

Affiliated Fund Name	Balance of Shares Held 4/30/2010	Purchases/ Additions	Sales/ Reductions	Shares Received through Reorganization	Balance of Shares Held 04/30/2011	Value at 04/30/2011	Dividend Income	Realized Gain/Loss
Strategic Allocation Fund:
Prime Money Market Fund	1,463,533	17,657,317	17,819,671	1,603,968	2,905,147	$2,905,147	$921	$—
Money Market Fund	—	1,479,327	1,122,239	124,489	481,577	481,577	107	—
Short Duration Government Bond Fund	73,575	338	101,345	27,432	—	—	3,048	26,729
Short-Term Corporate Bond Fund	250,223	783	304,618	53,612	—	—	7,519	99,969
U.S. Government Bond Fund	—	32	16,658	16,626	—	—	76	9,085
Income Fund	518,086	2,924	698,955	177,945	—	—	26,414	426,409
Intermediate-Term Bond Fund	309,234	1,633	367,563	56,696	—	—	16,408	213,916
Large Cap Growth Fund	1,160,361	21,513	1,275,534	999,822	906,162	8,662,906	16,847	2,447,315
Large Cap Value Fund	293,647	141	40,098	283,818	537,508	6,186,721	26,472	15,123
Mid Cap Growth Fund	143,578	7	37,995	84,543	190,133	3,150,506	—	269,289
Small Cap Growth Fund	97,082	4,476	70,817	99,980	130,721	2,452,325	—	407,586
International Equity Fund	918,800	20,878	357,294	687,768	1,270,152	12,638,017	131,728	(123,234)

Total	5,228,119	19,189,369	22,212,787	4,216,699	6,421,400	36,477,199	229,540	3,792,187

Large Cap Value Fund:
Prime Money Market Fund	4,075,984	40,531,193	41,960,661	—	2,646,516	2,646,516	1,304	—

Large Cap Growth Fund:
Prime Money Market Fund	—	32,183,334	31,485,464	—	697,870	697,870	521	—
Money Market Fund	—	1,416,244	1,416,244	—	—	—	—	—

Total	—	33,599,578	32,901,708	—	697,870	697,870	521	—

Mid Cap Growth Fund:
Prime Money Market Fund	930,668	41,770,554	39,763,381	—	2,937,841	2,937,841	819	—
Money Market Fund	—	6,227,612	6,227,612	—	—	—	26	—

	930,668.00	47,998,166	45,990,993	—	2,937,841	2,937,841	845	—

Small Cap Growth Fund:
Prime Money Market Fund	—	64,485,583	63,634,549	—	851,034	851,034	560	—
Money Market Fund	—	6,289,111	6,289,111	—	—	—	72	—

Total	—	70,774,694	69,923,660	—	851,034	851,034	632	—

International Equity Fund:
Prime Money Market Fund	2,771,065	53,491,531	53,129,243	—	3,133,353	3,133,353	1,153	—

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April 30, 2011  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	165
5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations, U.S. Government Securities and in-kind transactions, for the year ended April 30, 2011 were as follows:

	Investments
Fund Name	Purchases	Sales
Short Duration Government Bond Fund	$237,655,098	$225,205,939
Short-Term Corporate Bond Fund	202,508,769	133,014,816
U.S. Government Bond Fund	9,779,447	21,592,874
New York Municipal Bond Fund	71,990,337	71,191,969
Pennsylvania Municipal Bond Fund	19,033,327	20,812,787
Maryland Municipal Bond Fund	6,613,590	13,358,052
Virginia Municipal Bond Fund	2,378,928	2,892,720
Intermediate-Term Bond Fund	202,702,748	225,904,485
Income Fund	199,693,845	201,833,102
Strategic Allocation Fund	30,248,152	42,583,693
Large Cap Value Fund	40,604,171	48,380,539
Large Cap Growth Fund	79,419,693	101,096,529
Mid Cap Growth Fund	68,947,362	66,402,098
Small Cap Growth Fund	658,990,373	678,634,335
International Equity Fund	92,386,893	92,935,434

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2011 as follows:

	U.S. Government Securities
Fund Name	Purchases	Sales
Short Duration Government Bond Fund	$33,804,945	$33,488,656
Short-Term Corporate Bond Fund	60,043,350	57,012,699
U.S. Government Bond Fund	30,631,380	31,076,371
Intermediate-Term Bond Fund	348,369,001	338,650,481
Income Fund	56,382,666	45,878,258
Strategic Allocation Fund	5,912,825	1,899,919

6.	CONCENTRATION OF RISK

Since New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, Maryland Municipal Bond Fund and Virginia Municipal Bond Fund invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2011, 38.8% for New York Municipal Bond Fund, 57.2% for Pennsylvania Municipal Bond Fund, 29.0% for Maryland Municipal Bond Fund and 43.9% for Virginia Municipal Bond Fund of the total market value of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of the total market value of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 8.6% for New York Municipal Bond Fund, 19.1% for Pennsylvania Municipal Bond Fund, 9.2% for Maryland Municipal Bond Fund and 12.0% for Virginia Municipal Bond Fund.

International Equity Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

7.	LINE OF CREDIT

The Trust participated in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNY Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the overnight LIBOR Rate. The LOC included a commitment fee of 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to BNY Mellon. The termination date of this LOC is February 8, 2012. The Funds did not utilize the LOC for the year ended April 30, 2011.

8.	REORGANIZATION

On January 13, 2010, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided the transfer of all the assets of the MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Moderate Growth and MTB Managed Allocation Fund—Conservative Growth, (the “Target Funds”) for shares of the MTB Strategic Allocation Fund (“Acquiring Fund”). Shareholders approved the Plan at a meeting on May 27, 2010 and the reorganization took place on June 11, 2010. The acquisition was accomplished by a tax-free exchange of shares on June 11, 2010.

The purpose of this transaction was to combine the four Funds with the same Investment Manager and with substantially similar investment objectives, policies, and restrictions. Due to the small size of the Target Funds, and the comparatively better prospects for asset growth of the Acquiring Fund, it was believed that the shareholders best interests would be served by reorganizing the Target Funds into the Acquiring Fund.

For financial reporting purposes, the MTB Managed Allocation Fund—Moderate Growth was deemed to be the accounting survivor.

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ANNUAL REPORT  /  April 30, 2011

166	NOTES TO FINANCIAL STATEMENTS

As such, the following information is presented as if the MTB Managed Allocation—Moderate Growth Fund acquired the MTB Managed Allocation—Conservative Growth Fund, the MTB Managed Allocation—Aggressive Growth Fund, and the MTB Strategic Allocation Fund:

	Shares Prior to Reorganization	Shares Issued by Surviving Fund	Appreciation/ (Depreciation) Prior to Reorganization	Net Assets Prior to Reorganization
MTB Managed Allocation Fund—Aggressive Growth			$114,689	$15,743,533
Class A Shares	1,541,966	1,286,370
Class B Shares	830,491	685,267
MTB Managed Allocation Fund—Conservative Growth			515,056	5,533,849
Class A Shares	440,110	471,856
Class B Shares	199,543	220,494
MTB Strategic Allocation Fund			(359,578)	17,977,043
Class A Shares	1,113,579	1,813,562
Class B Shares	103,099	175,331
Class I Shares	148,233	242,199

		4,895,079		$39,254,425

Prior to the acquisition the MTB Managed Allocation—Moderate Growth Fund had net assets of $31,482,373. After the acquisition, the MTB Managed Allocation—Moderate Growth Fund had net assets of $70,736,798.

Assuming the acquisition had been completed on May 1, 2010, the MTB Strategic Allocation Fund results of operations for the year ended April 30, 2011 were as follows:

Net investment income	$674,489	(a)
Net realized and unrealized gain on investments	12,188,479	(b)

(a)	$658,161	Statements of Operations MTB Strategic Allocation Fund Net Investment Income, pre-merger:
	(17,378)	MTB Managed Allocation Fund—Aggressive Growth
	5,457	MTB Managed Allocation Fund—Conservative Growth
	28,249	MTB Strategic Allocation Fund
(b)	$11,797,779	Statements of Operations MTB Strategic Allocation Fund Realized and Unrealized Gain on Investments, pre-merger:
	(115,357)	MTB Managed Allocation Fund—Aggressive Growth
	517,277	MTB Managed Allocation Fund—Conservative Growth
	(11,220)	MTB Strategic Allocation Fund

Because the combined Funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenues and earnings of MTB Managed Allocation Fund—Aggressive Growth, MTB Managed Allocation Fund—Conservative Growth, and MTB Managed Allocation Fund—Moderate Growth, that have been included in Strategic Allocation’s Statement of Operations.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that, except as set forth below, there are no material events that would require disclosure in the Funds’ financial statements through this date.

On June 9, 2011, the Board approved the re-naming of the Institutional I and Institutional II Shares to Class I and I2 Shares, respectively. This re-naming is expected to be effective at the close of business on or about August 31, 2011.

10.	FEDERAL TAX INFORMATION
(UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended April 30, 2011, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Strategic Allocation Fund	30.13%
Large Cap Value Fund	100.00%
Large Cap Growth Fund	100.00%

For the year ended April 30, 2011, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 15%:

Fund
Strategic Allocation Fund	55.50%
Large Cap Value Fund	100.00%
Large Cap Growth Fund	100.00%
International Equity Fund	100.00%

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April 30, 2011  /  ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	167

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

International Equity Fund designates foreign taxes paid of $450,417 and gross income derived from foreign sources of $5,610,959.

For the year ended April 30, 2011, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 103(a) and 852(b)(5), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax:

Fund
New York Municipal Bond Fund	99.88%
Pennsylvania Municipal Bond Fund	97.67%
Maryland Municipal Bond Fund	99.81%
Virginia Municipal Bond Fund	100.00%

ANNUAL REPORT  /  April 30, 2011

168

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MTB Short Duration Government Bond Fund, MTB Short-Term Corporate Bond Fund, MTB U.S. Government Bond Fund, MTB New York Municipal Bond Fund, MTB Pennsylvania Municipal Bond Fund, MTB Maryland Municipal Bond Fund, MTB Virginia Municipal Bond Fund, MTB Intermediate-Term Bond Fund, MTB Income Fund, MTB Strategic Allocation Fund, MTB Large Cap Value Fund, MTB Large Cap Growth Fund, MTB Mid Cap Growth Fund, MTB Small Cap Growth Fund and MTB International Equity Fund (fifteen of the Funds constituting MTB Group of Funds) (the “Funds”) as of April 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian, transfer agent of underlying funds and brokers, or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds of the MTB Group of Funds at April 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 29, 2011

April 30, 2011  /  ANNUAL REPORT

169

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 23 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 100 East Pratt Street, 17th floor, Baltimore, Maryland 21202. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

Kenneth G. Thompson* Manufacturers and Traders Trust Company (“M&T Bank”) Birth year: 1964 TRUSTEE Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank. Other Directorships Held: None

Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) Birth year: 1958 TRUSTEE Began serving: December 2007

Principal Occupation: President and Chief Executive Officer, MTB Investment Advisors, Inc. (3/07 to present).

Other Directorships Held: None

Previous Positions: Chairman and CEO Private Wealth Management, Mercantile Bankshares Corporation (4/06 to 3/07); Senior Vice-President and Director, Southern Division, Legg Mason Wood Walker (1998 to 4/06).

*Kenneth G. Thompson and Jeffrey Durkee are “interested” due to positions they hold with M&T Bank, the parent of the Funds’ Advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia Birth year: 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Retired.

Other Directorships Held: Chairman, Community Foundation for Greater Buffalo (1/05 to 12/08); Chairman and Treasurer, Buffalo Olmstead Parks Conservancy (1/05 to 12/10); Chairman, Buffalo Philharmonic Orchestra Foundation (1/06 to 12/10); Vice Chairman, Christ the King Seminary (1/05 to 12/10); Director, Baker Victory Services (1/05 to 12/08); Director, Dunn Tire Corporation (1/05 to 12/10); Director, Read to Succeed Buffalo (1/09 to 12/10).

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc., manufacturer of paints and chemical specialties (12/67 to 1/96); Chairman and Director, Catholic Health Systems of Western New York (1/97 to 5/03); Chairman Blue Cross Blue Shield of Western and Central New York (5/92 to 5/07); Director, Energy East, gas and electric utility; Chairman and Director, Federal Reserve Bank of New York, Buffalo Branch.

ANNUAL REPORT  /  April 30, 2011

170

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s), Previous Positions and Other Directorships Held
John S. Cramer Birth year: 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc., a consulting firm specializing in executive compensation and governance services (2/06 to present), Retired (2002 to 2006).

Other Directorships Held: Highmark Blue Cross Blue Shield (4/01 to present); Chek-Med Corporation (6/03 to present).

Previous Positions: President and Chief Executive Officer, PinnacleHealth Systems, a non-profit hospital and health care system in central Pennsylvania.

Daniel R. Gernatt, Jr. Birth year: 1940 TRUSTEE Began serving: February 1988	Principal Occupation: CEO, Gernatt Asphalt Products, Inc. (1979 to present). Other Directorships Held: Hilbert College (2000 to present).
William H. Cowie, Jr. Birth year: 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: MedStar Health Community (1972 to present). Previous Positions: Vice Chairman of Signet Banking Corp.
Richard B. Seidel Birth year: 1941 TRUSTEE Began serving: September 2003

Principal Occupation: Founder, Chairman and Director, Girard Partners Ltd., a registered investment advisory firm and Broker/Dealer (1995 to present); Chairman and Director Girard Capital, LLC, registered investment advisors (3/09 to present).

Other Directorships Held: Tristate Capital Bank (9/07 to present); Surrey Services for Seniors (2002 to 2008).

Dr. Marguerite D. Hambleton Birth year: 1943 TRUSTEE Began serving: September 2005

Principal Occupation: President, AAA New York State Association (7/09 to present).

Other Directorships Held: AAA National Foundation for Traffic Safety (12/85 to present); Catholic Health System (2004 to 2009).

Previous Positions: President, New York Federal Reserve Board, Buffalo Branch (12/05 to 4/08); President and CEO, AAA Western and Central New York (1985 to 2005).

OFFICERS

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
Timothy L. Brenner Birth year: 1956 PRESIDENT Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank, President of M&T Life Insurance Company.
Michael D. Daniels Birth year: 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Group of Funds and MTB Investment Advisors, Inc.; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA (2006 to 2007); Vice President, Calamos Asset Management (2004 to 2006); Vice President, JP Morgan Chase Bank (2002 to 2004).

April 30, 2011  /  ANNUAL REPORT

171

Name Address Birth Year Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions

Jeffrey M. Seling Birth year: 1970 VICE PRESIDENT Began serving: June 2007

Principal Occupation: Vice President, M&T Bank and MTB Investment Advisors, Inc.

Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.

Bradley J. Swenson Birth year: 1972 AML COMPLIANCE OFFICER Began serving: September 2007

Principal Occupation: Senior Vice President and Chief Compliance Officer, ALPS Distributors, Inc., ALPS Fund Services, Inc., FTAM Funds Distributor, Inc., ALPS Holdings, Inc. and ALPS Advisors, Inc.

Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.

Gregory B. McShea Birth year: 1965 CHIEF COMPLIANCE OFFICER AND ASSISTANT SECRETARY Began serving: December 2009

Principal Occupation: Managing Director, MTB Investment Advisors, Inc.; Chief Compliance Officer, MTB Group of Funds.

Previous Positions: General Counsel, Legg Mason Capital Management, Inc. (2007 to 2009); General Counsel, Western Asset Management Company (2003 to 2009); Associate General Counsel and Compliance Director, Legg Mason Wood Walker, Incorporated (1997 to 2003).

Ralph V. Partlow III 25 S. Charles St., 22nd Floor Baltimore, MD 21201 Birth year: 1957 VICE PRESIDENT Began serving: June 2010	Principal Occupation: Administrative Vice President and Deputy General Counsel, M&T Bank (2003 to present). Previous Positions: Vice President and Senior Counsel, Allfirst Bank (1995 to 2003).

Guy Nordahl 101 Barclay Street, 13E New York, NY 10286 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.

Lisa R. Grosswirth 101 Barclay Street, 13E New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

Richard J. Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: President and Managing Partner, Foreside Financial
Group, LLC (5/08 to present).

Previous Positions: Chief Administrative Officer, Foreside Financial Group, LLC (2005 to 2008); President and Secretary, Bainbridge Capital Management, LLC
(6/03 to 6/06), Vice President, Bainbridge Capital Management, LLC (8/02 to 5/04).

Eric B. Paul Birth year: 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupation: Vice President, M&T Bank (2003 to present); Director of Proprietary Products, M&T Bank (4/08 to present).

ANNUAL REPORT  /  April 30, 2011

172

SHAREHOLDER PROXY RESULTS (unaudited)

At May 27, 2010, a summary report of shares voted by proposal is as follows:

To approve plans of reorganization providing for the (I) transfer of substantially all of the assets of the Managed Allocation Fund-Conservative Growth to Strategic Allocation Fund, and (II) distribution of such shares to Class A and Class B shareholders of the Managed Allocation Fund—Conservative Growth in connection with its liquidation.

Shares Voted
For	485,267
Against	27,670
Abstain	31,287
Broker Non-Votes	379,173

To approve plans of reorganization providing for the (I) transfer of substantially all of the assets of the Managed Allocation Fund-Moderate Growth to Strategic Allocation Fund, and (II) distribution of such shares to Class A and Class B shareholders of the Managed Allocation Fund—Moderate Growth in connection with its liquidation.

Shares Voted
For	2,015,821
Against	87,984
Abstain	139,167
Broker Non-Votes	2,097,581

To approve plans of reorganization providing for the (I) transfer of substantially all of the assets of the Managed Allocation Fund-Aggressive Growth to Strategic Allocation Fund, and (II) distribution of such shares to Class A and Class B shareholders of the Managed Allocation Fund—Aggressive Growth in connection with its liquidation.

Shares Voted
For	1,127,528
Against	118,181
Abstain	77,065
Broker Non-Votes	1,269,397

April 30, 2011  /  ANNUAL REPORT

173

Shares of the MTB Group of Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Funds’ website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

Electronic Delivery

MTB Funds encourages you to sign up for electronic delivery of investor materials. By doing so you will receive information faster, help lower shareholder costs, and reduce the impact to the environment. To enroll in electronic delivery:

1.)	Go to www.mtbfunds.com and select “Individual Investors”
2.)	Click on the link “Sign up for Electronic Delivery”
3.)	Login to your account or create new user ID
4.)	Select E-Delivery Consent from the available options, and
5.)	Complete the information requested, including providing the email address where you would like to receive notification for electronic documents.

* If you hold your account through a financial intermediary, please contact your advisor to request electronic delivery of investor materials.

Householding

In an effort to reduce volume of mail you receive, only one copy of the prospectus, annual/semi-annual report, SAI and proxy statements will be sent to shareholders who are part of the same family and share the same address.

If you would like to request additional copies of the prospectus, annual/semi-annual report or SAI, or wish to opt out of householding mailings, please contact Shareholder Services at 1-800-836-2211, or write to MTB Group of Funds, P.O. Box 44489, Denver, CO 80201.

ANNUAL REPORT  /  April 30, 2011

Investment Advisor

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Co-Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Sub-Advisors to

MTB International Equity Fund

LSV Asset Management

1 North Wacker Drive

Suite 4000

Chicago, IL 60606

Baring International Investment Limited

155 Bishopsgate

London

EC2M 3XY

United Kingdom

Hansberger Global Investors, Inc.

401 East Las Olas Blvd.

Suite 1700

Fort Lauderdale, FL 33301

Sub-Advisor to

MTB Large Cap Value Fund

NWQ Investment Management Company LLC

2049 Century Park East

Los Angeles, CA 90067

Transfer Agent and Dividend

Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

Independent Registered Public

Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street

Suite 4000

Philadelphia, PA 19103

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds.

Since we are required by law to send a Annual Report to each person listed as a shareholder, you (or your household) may receive more than one
Annual Report.

(6/11)

MTB FUNDS

100 EAST PRATT STREET, 17th FLOOR

BALTIMORE, MD 21202

MTB-AR-011F-0611

1-800-836-2211  /  mtbfunds.com

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b) There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Joseph J. Castiglia, William H. Cowie, Jr., John S. Cramer, and Richard B. Seidel.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2011 - $412,432

Fiscal year ended 2010 - $472,335

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2011 - $86,060

Fiscal year ended 2010 - $153,900

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were as follows:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre- approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 - 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 - 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 - 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not Applicable

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2011 - $86,060

Fiscal year ended 2010 - $153,900

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	INVESTMENTS

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to report.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MTB Group of Funds

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 30, 2011

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Berthy
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	June 30, 2011

By:	/s/ Guy Nordahl
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	June 30, 2011